                                                                   EXHIBIT 10.43

                              PURCHASE AGREEMENT

                              (this "Agreement")
                            Dated:  August 31, 1995
                            (the "Effective Date")

                                    Between


      COMPS INFOSYSTEMS, INC.       -And-          TRW REDI PROPERTY DATA,
       a Delaware corporation                          an Ohio general
             ("COMPS")                                 And-partnership
                                                        ("TRW REDI")

Recitals
--------

          1. TRW REDI is engaged in the creation, marketing and sale of proprietary information products and services originating from real property ownership and sales information generated from public record sources and, in connection therewith, creates and maintains computerized files, residential, commercial and industrial real estate data, and other business information that is proprietary to TRW REDI, including without limitation original works of authorship in the compilation of otherwise unprotectable data;

          2. COMPS is a company engaged in the creation, marketing and sale of proprietary information products and services derived from public record and private and other sources and, in connection therewith, COMPS creates and maintains computerized files, commercial and industrial real estate data, and other business information that is proprietary to COMPS, including without limitation Original works of authorship in the compilation of otherwise unprotectable data;

          3. The parties desire that TRW REDI sell to COMPS and COMPS purchase from TRW REDI, the TRW REDI investment property publishing business described herein;

          4. The parties desire that COMPS grant to TRW REDI certain license rights with respect to COMPS Data (as defined herein); and

          5. The parties further desire to make certain agreements concerning the provision of public record information, all as provided herein.

          NOW THEREFORE, in consideration of the mutual premises and other good and valuable consideration had and received, TRW REDI and COMPS hereby agree as follows:

1.  Definitions:  The following terms will have the meanings specified below
    -----------
when used in this Agreement.

          1.1  Accounts Receivable.  Those accounts described in Section 2.2.2.
               -------------------

          1.2  Assets:  Defined in Section 2.2.
               ------


*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Act.

          1.3  California C&I Business:  TRW REDI's C&I Photo Illustrated
               -----------------------
Business (as hereinafter defined) relating to Investment Property located within the state of California

          1.4  C&I Data Extract Business:  TRW REDI's Investment Property (as
               -------------------------
hereinafter defined) data extract publishing business as is more particularly described on Exhibit A.
             ---------

          1.5  C&I Data Photo Illustrated:  TRW REDI's Investment Property (as
               --------------------------
hereinafter defined) photo illustrated publishing business with respect to Investment Property as is more particularly described on Exhibit A.
                                                         ---------

          1.6  Closing:  Defined in Section 12.
               -------

          1.7  COMPS Data:  The product currently marketed and sold by COMPS
               ----------
with respect only to California Investment Property under the trademark "COMPS," as well as any successor product with substantially similar primary purpose, publishing substantially similar data, and addressing a substantially identical market, and published by COMPS after July 15, 1995. For purposes of this definition, the "primary purpose" of the COMPS Data product is the publication of current sales transaction data concerning the most recent sales (typically sales closing within the three-month period preceding publication of such COMPS Product) involving Investment Property located in California. COMPS Data does not include any product marketed or sold by COMPS which contains substantially different data or addresses a substantially different market than the current "COMPS" product, or the primary purpose of which is not the publication of current sales transaction data concerning the most recent sales involving Investment Property located in California.

          1.8  COMPS Data Commission Fees:  Defined in Section 3.3.
               --------------------------

          1.9  COMPS Mark:  COMPS(R)
               ----------

          1.10 Confidential Information:  Defined in Section 8.
               ------------------------

          1.11 Data Credit.  Defined in Section 2.5.
               -----------

          1.12 Effective Date:  Defined on page 1 of this Agreement.
               --------------

          1.13 Enhanced C&I Product:  Property and transaction information
               --------------------
concerning Investment Property which includes public records data enhanced by additional information such as a photograph or photographs of the Investment Property, confirmed sales information (which may include but not be limited to income information, broker names and addresses, telephone numbers, buyer and seller names and telephone numbers, and contact names and telephone numbers for such parties), property condition, sale price, financing information, market time information, parking space information, cap rate or gross rent multipliers, and technical and non-technical property descriptions.

          1.14 Florida and Georgia C&I Data Extract Business:  TRW REDI's C&I
               ----------------------------------------------
Data Extract Business relating to Investment Property within the states of Florida and Georgia.

          1.15 Gross Revenues:  The monetary amount of all consideration
               --------------
collected by or for the benefit of COMPS from the sale, license, sublicense or other transfer, or use of COMPS Data, where such sale, license, sublicense or other transfer is made through the on-line digital transmission of such data in connection with the Sales Agency.

          1.16 Initial Term:  Defined in Section 13.2.
               ------------

          1.17 Investment Property:  Real estate property, excluding "single
               -------------------
family residences," of a commercial nature which is used for investment purposes or is commonly referred to in the commercial real estate industry as "investment property."

          1.18 Licensed Data:  COMPS Data and/or TRW REDI Data, as applicable.
               -------------

          1.19 New York Territory:  The five boroughs of New York City:
               ------------------
Manhattan, Brooklyn, Bronx, Queens, Staten Island.

          1.20 Option Closing:  Defined in Section 2.6.1.
               --------------

          1.21 Photo Illustrated Counties.  The following counties located
               --------------------------
within the State of California: Contra Costa, San Diego, Alameda, Marin, Orange, San Francisco, Los Angeles, Riverside, San Bernardino, Santa Clara, San Mateo and Ventura.

          1.22 Public Record Data Products:  Data products derived solely from
               ---------------------------
public record sources that are not enhanced by either additional value-added research data or other information obtained from non-public record sources.

          1.23 Purchased Businesses.  The California C&I Business, the C&I Data
               --------------------
Extract Business in the Territory (as defined below), and, following exercise by COMPS of the option set forth in Section 2.6, the Florida and Georgia C&I Data Extract Business.

          1.24 Renewal Term:  Defined in Section 13.2.
               ------------

          1.25 OuickSource:  A call-in service of TRW REDI whereby customers
               -----------
may purchase comparable properties information.

          1.26 Sales Agency:  Defined in Section 3.1.
               ------------

          1.27 Term:  The Initial Term and any Renewal Term.
               ----

          1.28 Territory:  Collectively, the states of California and
               ---------
Washington; the District of Columbia; Cook County, Illinois; Anne Arundel, Baltimore; Montgomery, and Price George's counties, Maryland; and Arlington, Alexandria, Fairfax, Loudon and Prince William Counties, Virginia.

          1.29 TRW REDI List Price:  The TRW REDI Data list prices set forth in
               -------------------
Exhibit B.
---------

          1.30  TRW REDI Data:  The transaction information and updates,
                -------------
assessor's data and maps compiled by TRW REDI from public record and other sources and distributed through published reports, magnetic tape or other magnetic media, microfiche products, and/or electronically via TRW REDI's on-line property database and CD-ROM systems or other media.

2.  Sale and Transfer of TRW REDI Businesses.
    ----------------------------------------

          2.1   Business Sale and Transfer. At the Closing, and subject to the
                --------------------------
terms and conditions of this Agreement, TRW REDI agrees to sell, assign, transfer and convey to COMPS, and COMPS agrees to purchase and acquire from TRW REDI, all of TRW REDI's right, title and interest in and to all of the Assets (defined below). The Assets will be sold, assigned, transferred and conveyed to COMPS upon the Closing, free and clear of all mortgages, pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangements and all claims or agreements of any nature whatsoever (except for licenses and other agreements assigned to COMPS pursuant to the terms of this Agreement, all of which are identified on Exhibit E).

          2.1.1 Assignment of TRW REDI Contracts; Fulfillment of TRW REDI
                ---------------------------------------------------------
Obligations. TRW REDI will assign to COMPS and COMPS agrees to fulfill and
-----------
assume, subject to Section 2.3 hereof, those agreements set forth in Exhibit E.
                                                                     ---------
COMPS agrees to fulfill, as an independent sub-contractor to TRW REDI and at no additional cost to TRW REDI except as set forth in this subsection, those agreements between TRW REDI and the customers of the Purchased Businesses whose agreements have not been assigned to COMPS hereunder and who have not yet entered into new contracts for similar products directly with COMPS, and who request continued service and products from TRW REDI under contracts with TRW REDI that exist as of the Closing. Such contracts may not be modified or extended by TRW REDI without the express written consent of COMPS. TRW REDI shall pass through to COMPS, on a monthly basis, all amounts collected by TRW REDI pursuant to such contracts. COMPS agrees to defend, indemnify and hold TRW REDI harmless against any and all loss, cost, claims, and liabilities directly arising from COMPS's performance of its obligations under this Section 2.1.1 and based upon facts, circumstances or events occurring following the Closing. Any party seeking indemnification under this Section 2.1.1 shall provide prompt notice of any claim or occurrence potentially giving rise to indemnification obligations hereunder, and shall permit the indemnifying party to assume and control the defense thereof. Neither party shall be responsible for any settlement made with respect to any claim for which indemnification sought hereunder without the other's prior written consent, which shall not unreasonably be withheld.

          2.2   Assets Defined. As used in this Agreement, the term "Assets"
                --------------
means, collectively, all of the assets, rights and properties of TRW REDI described in the following paragraphs of this Section 2.2:

          2.2.1 Customer Lists, Marketing Information. All of TRW REDI's lists
                -------------------------------------
of current customers of the Purchased Businesses, together with such additional data regarding such customers and prior customers of the Purchased Businesses (such as historical, marketing, promotional and sales information used by TRW REDI in the Purchased Businesses) which can be assembled and provided by TRW REDI following a reasonable effort.

          2.2.2 Accounts Receivable.  Subject to the limitations in this
                --------------------
section, the accounts receivable of the Purchased Businesses existing as of the Closing, together with all rights, claims, and causes of action of TRW REDI relating thereto. A complete schedule of Accounts Receivable as of the date of this Agreement is attached hereto as Exhibit F. An updated schedule shall be
                                     ---------
provided by TRW REDI at the Closing and attached as Exhibit F-1 hereto and made
                                                    -----------
part hereof. TRW REDI warrants and confirms that all of the receivables purchased by COMPS and identified on Exhibit F and Exhibit F-1 represent goods
                                     ---------     -----------
shipped by TRW REDI and received by the customer. TRW REDI shall pass through to COMPS on a monthly basis, any and all amounts collected by TRW REDI after the Closing pursuant to these receivables. COMPS shall be liable for all taxes on any such amount passed through to COMPS.

          2.2.3 Employee List.  A complete list of the TRW REDI employees
                -------------
engaged in the Purchased Businesses as of the Closing, including full name, position, duration of employment and salary information, together with, with respect to those TRW REDI employees who consent, all personnel records relating to any of such consenting TRW employees.

          2.2.4 Business Records.  All books, records, files, and sales
                ----------------
literature and sales aids, pictures, product sheets and documentation, product displays, advertising materials, and manuals relating to the Purchased Businesses, an electronic version of the TRW REDI C&I database for the three-year period preceding the Effective Data with respect to the Purchased Businesses, and all copies of TRW REDI C&I Photo Illustrated Books relating to the California C&I Business in TRW REDI's possession.

          2.3   Liabilities Not Assumed.  Except as specifically set forth in
                -----------------------
Sections 2.1.1 and 2.3, TRW REDI does not transfer hereunder, and COMPS does not assume hereby, any liability associated with the Purchased Businesses. TRW REDI agrees to defend, indemnify and hold COMPS harmless against any and all loss, cost, claims, and liabilities not expressly assumed by COMPS hereunder, including but not limited to any liabilities arising under any contracts relating to the Purchased Businesses, and based upon facts, circumstances or events occurring prior to the Closing. Without limiting the generality of the foregoing, TRW REDI shall be solely responsible for any refunds and/or cancellation fees it becomes obligated to pay as a result of the transactions contemplated by this Agreement.

          2.4   Conversion of TRW REDI Subscribers; Referrals to COMPS. For such
                ------------------------------------------------------
of TRW REDI's California C&I Business and C&I Data Extract Business contracts (if any) that may not be sold, transferred or assigned by TRW REDI without Subscriber consent, TRW REDI agrees to reasonably cooperate with COMPS's efforts to induce TRW REDI customers for the California C&I Business and C&I Data Extract Business to substitute COMPS subscriber agreements for TRW REDI subscriber agreements. In addition, TRW REDI QuickSource will refer all inquiries it receives during the Term regarding Investment Property located within the Territory (and, following exercise by COMPS of the option described in Section 2.6, located within the United States except the New York Territory), to COMPS.

          2.5   Purchase Price and Payment Terms.  In consideration for sale and
                --------------------------------
transfer to COMPS of the Assets, and other consideration as provided herein, COMPS agrees to pay TRW REDI, the following amounts upon the dates set forth below:

                         Date                     Amount
                         ----                    --------
                         Closing                 $ ***
                         12/l/96                  125,000
                         12/l/97                  125,000
                         12/l/98                  125,000
                         12/l/99                  125,000
                         12/l/00                  125,000 plus accrued interest
                         12/l/01                  125,000 plus accrued interest

          In addition to the foregoing payments, COMPS shall pay TRW REDI for the purchased accounts receivable as described in Section 2.2.2 and as listed in Exhibit F-1 as follows. COMPS shall pay only for receivables balances that represent billings for goods that have been shipped and have been received by the customer. For all accounts having any balances greater than 120 days old, COMPS shall pay 30% of the total receivable balance for such accounts. For accounts with no balances over 120 days old, COMPS shall pay 80% of the total receivable balance. At the close, COMPS shall pay TRW REDI $25,000 towards payment for accounts receivable. Within 10 business days of COMPS being provided information regarding the receivables in a format that allows COMPS to bill and collect the receivables, a final accounting shall be made of the amounts due under this section and payment shall be made by COMPS to TRW REDI for any balance remaining due or payment shall be made by TRW REDI to COMPS for any overpayment.

          COMPS shall receive a "Data Credit" towards the purchase of TRW REDI Data described in Section 2.8 in the amounts of $100,000 for each of the next five (5) twelve-month periods beginning upon the Closing. Such Data Credit shall be based upon the price for such TRW REDI Data described in subsection
2.8.2 (inclusive of the discount described therein). COMPS purchase of TRW REDI Data shall be pursuant to a standard TRW REDI subscription agreement, a form of which is attached hereto as Exhibit G. Notwithstanding anything in such standard
                            ---------
TRW REDI subscription agreement however, COMPS shall be entitled to the licensed use of TRW REDI Data described in Section 4 hereof. The payment obligations set forth above shall be evidenced by a promissory note in the form attached hereto as Exhibit H.
   ---------

          In the event TRW REDI discontinues the generation of TRW REDI Data pursuant to Section 5.3 ("Discontinuation") hereof in a number of counties resulting in a decrease in the number of counties covered by TRW REDI to fewer than 145, then COMPS shall be entitled to reduce the amounts payable pursuant to this Section as follows: (i) in the event COMPS uses the entire Data Credit in a given twelve-month period, there shall be no reduction in the amounts payable pursuant to this section; (ii) in the event COMPS uses less than the entire Data Credit in any given twelve-month period, COMPS may offset the amounts payable pursuant to this Section for the following twelve-month period by an amount equal to the difference between the Data Credit and the amount of the Data Credit actually used by COMPS. For example, if TRW REDI reduces the number of counties to less than 145 during the 1996 calendar year, and COMPS uses $80,000 of the Data Credit during such period, then COMPS is entitled to reduce the amount payable on December 1, 1996 by $20,000 (note: if the number of covered counties falls below 145 subsequent to December 1 of a given calendar year, COMPS shall be entitled to offset the amount payable with respect to the following year).

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

          2.5.1 Failure to Make Payments.  In the event COMPS fails to make any
                ------------------------
of the payments described in this Section 2.5, within 10 business days of notice of such failure, and in addition to all other legal, equitable and contractual remedies, TRW REDI may elect any or all of the following: (i) TRW REDI may, at its option, elect to accelerate all remaining payments due under this Section 2.5, so that such payments become immediately due and payable; (ii) TRW REDI may offset against all amounts due TRW REDI from COMPS pursuant to this Section 2.5 any amounts payable to COMPS pursuant to Section 3.4.1 ("Report and Payment") until such time as COMPS's obligations under this Section 2.5 have been satisfied; (iii) TRW REDI shall have, only during the period as to which COMPS has not satisfied its obligations under this Section 2.5, a fully-paid royalty-free license to re-sell in digital form the COMPS Data (such license to expire upon payment by COMPS of all amounts currently due under this Section 2.5 or upon receipt by TRW REDI pursuant to the exercise of such license of proceeds equal to amounts currently due from COMPS less the COMPS Data Commission Fees otherwise payable by TRW REDI with respect to the sale of such COMPS Data); (iv) TRW REDI may suspend the Data Credit provided to COMPS in Section 2.5, above; and (v) COMPS shall be subject to the late payment charge described in Section 3.5.

          2.6   C&I Data Extract Business; Option.  At any time during the first
                ---------------------------------
year of the Initial Term, COMPS may, by written notice to TRW REDI, exercise the option granted by this Section 2.6 to acquire, to the extent described in
Section 2.1 through 2.4 hereof, the Florida and Georgia C&I Data Extract Business. If this option is exercised by COMPS, and in consideration of such acquisition, COMPS agrees to pay TRW REDI the additional sum of Sixteen Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($16,666.67) each month for the first year following exercise of the option, and the sum of Twelve Thousand Five Hundred ($12,500) each month for each of the next succeeding four (4) years.

          2.6.1 Payment and Delivery.  Exercise of the option described in this
                --------------------
section shall be evidenced by written notice from COMPS to TRW REDI. COMPS shall have sixty (60) days from the date of such notice to conduct a reasonable due diligence inquiry into the status and condition of the Florida and Georgia C&I Data Extract Business. Provided COMPS is satisfied in its sole discretion with the results of such due diligence investigation, and provided TRW REDI has transferred and delivered the material and information described in Section 2.2 with respect to the Florida and Georgia C&I Data Extract Business, COMPS shall so notify TRW REDI and shall become obligated to begin making the monthly payments described in this section and shall promptly transmit the first such payment to TRW REDI (the "Option Closing"). Payments will be made by COMPS to TRW REDI by wire transfer of immediately available funds or by certified check on or before the end of each month following exercise of the option.

          2.7   Covenant Not to Compete.  TRW REDI agrees that for a period of
                -----------------------
one (1) year following the Closing, neither TRW REDI nor any affiliate of TRW REDI will, directly or indirectly through interest in an affiliate, enter into or conduct or assist another to conduct the C&I Data Extract Business or C&I Photo Illustrated Business in each county within the Territory. Material breach of this covenant shall be deemed a material breach of this Agreement, and in addition to all other available legal, equitable and contractual remedies, TRW REDI agrees to promptly refund to COMPS all amounts paid previously by COMPS pursuant to Section 2.5 (in which case COMPS shall pay for all Data Credits actually used by COMPS during the Term). Following the exercise by COMPS of the option described in Section 2.6 hereof, and subject to the occurrence of the Option Closing, TRW REDI agrees that for a period of one (1) year following the Option Closing neither TRW REDI nor any affiliate of TRW REDI will, directly or indirectly through interest in an affiliate, enter into or conduct or assist another to conduct the C&I Data Extract Business or C&I Photo Illustrated Business in each county within North Carolina, South Carolina, Alabama, Mississippi, Florida, and Georgia. TRW REDI agrees to cure, within fifteen (15) days of COMPS's request therefor, all breaches of this Section regardless of materiality.

          2.8   TRW REDI Data.
                --------------

          2.8.1 Sale of TRW REDI Data to COMPS:  During the Term of this
                ------------------------------
Agreement, TRW REDI agrees to sell to COMPS such TRW REDI Data for the United States of America (except for the states of Florida, Georgia and the New York Territory) as COMPS may order from time to time. If COMPS exercises the option pursuant to Section 2.6 of this Agreement, TRW REDI further agrees to sell the TRW REDI Data for Florida and Georgia to COMPS on an as-ordered basis.

          2.8.2 Price and Payment.  For all TRW REDI Data orders, COMPS agrees
                -----------------
to pay TRW REDI the list prices set forth on Exhibit B (as modified by TRW REDI
                                             ---------
from time to time), less a ten percent (10%) discount (or such greater discount
- including any discount resulting from reduction in TRW List Prices - made available to TRW REDI's most favored customer during the Term).

          2.9   Non-Solicitation of Former TRW REDI Employees.  TRW REDI agrees
                ---------------------------------------------
that for the Term of this Agreement, neither TRW REDI nor any affiliate of TRW REDI will directly or indirectly solicit any former TRW REDI employees hired by COMPS to terminate their employment with COMPS.

3.  COMPS Appointment of TRW REDI as Sales Agent.
    --------------------------------------------

          3.1   Sales Agency.  Subject to the terms and conditions hereof, COMPS
                ------------
appoints TRW REDI as its non-exclusive sales agent for on-line digital transmission of COMPS Data stored in a computer database format (the "Sales Agency"). Such appointment shall be non-transferable by TRW REDI In connection with such appointment, COMPS hereby provides TRW REDI a non-exclusive, non-transferable license to digitally publish and transmit COMPS Data in the format of an on-line computer database and to offer to end users a non-transferable license from COMPS for the personal use of such COMPS Data by such end users for real estate appraisal and analysis. TRW REDI agrees that all sales of COMPS Data pursuant to the Sales Agency shall be on a "per inquiry" basis, according to the specifications in Exhibits C-1 or C-2, as applicable, and that such products shall not be sold, transferred or delivered in bulk. For purposes of this section, COMPS acknowledges that TRW REDI currently bases its on-line pricing for Commercial and Industrial Data on a per minute basis and shall remain as such until such time as COMPS provides TRW REDI with specifications reasonably acceptable to TRW REDI for changing this pricing method which changes shall be made upon 75 days notice to TRW REDI. If such change is requested, it shall not be treated as a change under Section 3.1.1. Failure by TRW REDI to complete the requested changes to COMPS's reasonable satisfaction within such 75-day period shall result in a penalty of $1,000 per day to be subtracted from next payment to be made an the Promissory Note.

          3.1.1   Obligations of TRW REDI.  In correction with the Sales Agency,
                  -----------------------
TRW REDI agrees (i) it shall publish COMPS Data as a stand-alone product and only in the format attached hereto as Exhibit C-2; (ii) it shall make COMPS Data
                                      -----------
available through its on-line database services to TRW REDI subscribers on a consistent basis; (iii) it shall provide a level of customer service to purchasers of COMPS Data consistent with the level of service provided by TRW REDI to subscribers to other TRW REDI on-line information services; (iv) TRW REDI will use its reasonable efforts to keep its on-line technology current with competitive on-line services; (v) TRW REDI shall offer and provide COMPS Data only at such prices and terms determined by COMPS and provided to TRW REDI (such prices and terms subject to change in the unilateral discretion of COMPS upon sixty (60) days notice to TRW REDI; such changes shall be limited to once-per-year unless COMPS pays TRW REDI for the time and materials cost of such changes; however, COMPS may make one other such additional change, subject to this
Section 3.1.1, during the Term); and TRW REDI shall use reasonable care to notify its on-line subscribers that COMPS Data is owned by COMPS and subject to copyright and other intellectual property protection. As an inducement for TRW REDI to act as COMPS' agent and to open its system to COMPS' product, COMPS acknowledges that TRW REDI must obtain a commission sufficient to cover its costs of providing such product. Therefore, COMPS will not set a price for such product less than an amount sufficient to permit TRW REDI to recover such commission, which commission COMPS acknowledges as $0.12 per minute or $0.50 per inquiry. For purposes of this Section 3.1.1. price changes refers to the numerical values of such prices and not the pricing methodology.

          3.1.1.1 non-exclusive Remedies.  In case (A) COMPS Data is not
                  ----------------------
available to end users through the Sales Agency for either (1) a period of thirty (30) consecutive days, or (2) a total of sixty (60) days during the Term, or (B) TRW REDI fails to comply with any other obligation set forth in this Section, and in addition to other equitable, legal and contractual remedies available, the Sales Agency shall terminate at COMPS's option. Notwithstanding the foregoing, the termination of the Sales Agency shall not occur until the completion of, in the case of a breach of the obligations described in this subsection or in clauses (i), (ii), (iii) or (v) of subsection 3.11, thirty (30) days from written notice of such failure, and, in the case of a breach of the obligation described in clause (iv) of subsection 3.1.1, six (6) months from the date of written notice of such failure.

          3.1.2   Exclusive Agency.  TRW REDI agrees that it shall not, during
                  ----------------
the term of the Sales Agency, provide on-line services or availability with respect to any other Enhanced C&I Product.

          3.2     Nonexclusive License Grants.
                  ----------------------------

          3.2.1   COMPS Mark.  Subject to Section 6, COMPS grants to TRW REDI a
                  ----------
nonexclusive, nontransferable license to use the COMPS Mark in connection with marketing and performing its obligations under the Sales Agency. TRW REDI shall have no other rights to use the COMPS Mark except as expressly set forth herein.

          3.2.2   Limitations.  TRW REDI may not use or reproduce the COMPS Mark
                  -----------
in any manner other than in the manner as set forth in Section 6 and such other manners as COMPS may pre-approve in writing. Upon any expiration or termination of the Sales Agency provided by this Section 3, the license grant pursuant to
Section 3.2.1 shall immediately terminate and TRW REDI shall discontinue all use and distribution of COMPS Mark.

          3.3     Fees Paid to TRW REDI. In consideration of its performance
                  ---------------------
under the Sales Agency, COMPS agrees to pay TRW REDI the following fees ("COMPS Data Commission Fees"):

          a. For aggregate COMPS Data sales through the Sales Agency during each succeeding twelve-month period beginning upon the Closing of up to *** Dollars ($***), *** percent (***%) of Gross Revenues collected by TRW REDI for the benefit of COMPS; and

          b. For aggregate COMPS Data sales through the Sales Agency during each succeeding twelve-month period beginning upon the Closing in excess of *** Dollars ($***), *** percent (***%) of Gross Revenues collected by TRW REDI for the benefit of COMPS.

          3.4     Report and Payment of Proceeds.
                  ------------------------------

          3.4.1   Report and Payment.  Within thirty (30) days after the end of
                  ------------------
each calendar month, TRW REDI will provide COMPS with a detailed and accurate statement, in a customary form reasonably satisfactory to COMPS, of the identity of purchasers of COMPS Data through TRW REDI's on-line services and the calculation of all COMPS Data Commission Fees earned by TRW REDI with respect to the immediately preceding month, together with payment of Gross Revenues during such month less the COMPS Data Commission Fees earned by TRW REDI during such month. Such payment shall be made by TRW REDI check.

          3.4.2   Records and Audit Rights.  TRW REDI shall maintain current,
                  ------------------------
accurate and complete books and records relating to COMPS Data sales and all payments due hereunder in sufficient detail to enable the COMPS Data Commission Fees payable thereon to be determined. COMPS or its designee (which shall be a certified public accountant chosen by COMPS) may audit the records of TRW REDI as necessary, but no more than annually, to verify such fees, during normal business hours and following reasonable notice. If the audit discloses overpayment of such fees by COMPS, TRW REDI shall promptly pay to COMPS an amount equal to any such overpayment to which COMPS is entitled as disclosed by the audit, plus late charges thereon as set forth in Section 3.5.
Alternatively, if the audit discloses underpayment of such fees, COMPS shall promptly remit to TRW REDI any such underpayment. Such audit shall be at COMPS's expense; provided, however, that if the audit discloses that COMPS overpaid COMPS Data Commission Fees by at least five percent (5%) for the audited period, then TRW REDI shall reimburse COMPS for the reasonable audit costs related to said overpayment. COMPS may exercise its right of audit as to each of TRW REDI and its permitted sublicensees no more frequently than once per year with respect to COMPS Data sales for the preceding three (3) calendar years (except that COMPS may perform one additional audit during the term if necessary or advisable in connection with a significant transaction or financing). TRW REDI shall preserve and maintain all such records required for audit for a period of three (3) years after the month to which the record applies. COMPS or its designee, may, during the course of such

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

examination, make such copies and/or extracts of TRW REDI's books and records relating to COMPS Data sales as are reasonably necessary. COMPS and its designee shall treat all such information reviewed during the audit as Confidential Information of TRW REDI.

          3.5     Late-Charges. Any late payments under this Section 3 shall
                  ------------
incur late charges at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum legal rate.

4.  Reservations. Except as expressly provided in this Agreement, each party
    ------------
reserves all proprietary rights in and to: (i) all of the underlying data, compilations and information gathered, compiled or published by such party in connection with the creation and preparation of the Licensed Data; (ii) all of the other data, compilations and publications created, prepared or authorized by each party not consisting of the Licensed Data; and (iii) all copyrights and other proprietary rights in any of the foregoing. However, notwithstanding anything in any TRW REDI subscription or other agreement to which COMPS may be subject, COMPS is expressly licensed and permitted to incorporate TRW REDI Data into its permanent enhanced Investment Property database; provided, however that
                                                          -----------------
such incorporated information may not be transferred, re-sold, licensed or sub-licensed by COMPS "as is," and may only be transferred, re-sold, licensed or sub-licensed by COMPS as part of COMPS Data or another COMPS enhanced information product. Nothing herein shall be construed as a license by TRW REDI to COMPS relating to any TRW REDI or TRW tradenames or trademarks, including without limitation "'TRW," "TRW REDI," and "QuickSource."

5.  Delivery of Licensed Data; Other Services and Taxes.
    ---------------------------------------------------

          5.1     Delivery of COMPS Data.
                  -----------------------

          5.1.1   Initial Fulfillment.  COMPS will deliver to TRW REDI one true
                  -------------------
and complete copy of the COMPS Data as of January 1, 1995 and updated through September 25, 1995, on or before September 30, 1995.

          5.1.2   Updates.  COMPS will deliver updates of the COMPS Data to TRW
                  -------
REDI weekly. COMPS will use its best efforts to provide updates which are as current and complete as the most current of any of COMPS products available.

          5.1.3   Shipping Address. COMPS will ship COMPS Data and an updates to
                  ----------------
TRW REDI at the following address: 5601 East La Palma Avenue, Anaheim, California 92807, Attention: Diana Serio.

          5.1.4   Format and Layout.  COMPS will furnish the COMPS Data (i) on
                  -----------------
magnetic media in IBM compatible format, and in the record layout set forth in Exhibit C-1, and (ii) in hard-copy form as currently made available by COMPS to
-----------
its customers.

          5.1.5 During a transition period from the Closing until the time referenced in Section 5.1.1, COMPS shall immediately give COMPS Data to TRW REDI in hard copy. COMPS and TRW REDI shall work together to input such COMPS Data into TRW's database. The costs of such input shall be borne equally by COMPS and TRW REDI.

          5.2  Delivery of TRW REDI Data. TRW REDI shall deliver to COMPS
               -------------------------
such TRW REDI Data as COMPS may order in accordance with the order and delivery instructions provided in written purchase orders that COMPS may place with TRW REDI from time to time. COMPS may request TRW REDI to deliver the TRW REDI Data in any standard form, media and/or format currently provided by TRW REDI to any of its customers. TRW REDI Data obtained under the Data Credit set forth in
Section 2.5 above will be provided to COMPS in a custom form, media and/or format ONLY IF COMPS pays TRW REDI an additional fee including, without limit, all additional costs, fees or expenses of such custom work. TRW REDI agrees to negotiate with COMPS in good faith in the event COMPS makes a request for such custom work.

          5.3  Discontinuation.  Notwithstanding anything herein to the
               ---------------
contrary, either party to this Agreement may discontinue compiling and providing the Licensed Data for any geographic location which prohibits the provision of such data in accordance with this Agreement, or for any geographic location where a party hereto voluntarily elects to discontinue the compilation of such data.

          5.4  Services.  TRW REDI agrees, for a period of three (3) months
               --------
after the Closing and promptly upon the request of COMPS, to provide reasonable training and access to TRW REDI personnel so as to enable COMPS to independently generate a list of sales transaction leads for the Territory. Such training shall not exceed one hundred (100) person-hours of time by TRW REDI personnel.

          5.5  Taxes.  Each party shall pay, respectively, all applicable taxes,
               -----
fees and assessments now or hereafter imposed by any governmental authority with respect to the Licensed Data products distributed by such party.

6.  Trademarks and Quality Control.
    ------------------------------

          6.1  Approval of Use of COMPS Mark.  TRW REDI shall submit all
               -----------------------------
proposed uses of COMPS Mark to COMPS for the express prior written approval of COMPS before any distribution or use thereof. Such approval may be granted or withheld as COMPS may reasonably determine. Failure by COMPS to disapprove in writing any such proposed use within fourteen (14) days from the date of submission by TRW REDI shall be deemed approval thereof. After samples have been approved pursuant to this Section, TRW REDI shall not depart therefrom without the prior written approval of COMPS.

7.  Proprietary Rights.
    ------------------

          7.1  Acknowledgement  Each party acknowledges the other's valuable
               ---------------
rights in and to the Licensed Data compilations, including each party's copyrights and other proprietary rights therein.

          7.2  Restriction on Copying, Disclosure and Use.  Except as set forth
               ------------------------------------------
in this Agreement, without the other party's prior written consent, neither party will:

          a. disclose or transfer any portion of the Licensed Data acquired from the other party in any manner other than as expressly authorized in this Agreement;

          b. provide or cause to be provided data including the Licensed Data to any third party unless such third party enters into a certification acknowledging that the third party will not use the Licensed Data except as permitted by this Agreement.

          c. make any copies of the Licensed Data owned by the other party in any form except for two (2) authorized back-up copies; or

          d. use the other's Licensed Data in connection with promotional offerings (i.e., providing services or product without charge).

          7.3  Ownership.  TRW REDI may use the COMPS Mark for the purposes of
               ---------
this Agreement. TRW REDI acknowledges that COMPS is the sole and exclusive owner of the COMPS Mark. TRW REDI agrees that it will not do anything inconsistent with such ownership either during the term of the Agreement or afterwards. Specifically, TRW REDI shall use reasonable and good faith efforts to use the COMPS Mark in a manner that does not deviate from COMPS's rights in the COMPS Mark, and TRW REDI will take no action that will interfere with or diminish COMPS's rights in the COMPS Mark. TRW REDI shall use the COMPS Mark so that such trademarks are a separate and distinct impression from any other trademark that may be used or affixed to any TRW REDI Product. Except as permitted in this Agreement, TRW REDI agrees that it will not adopt or use the COMPS Mark as part or all of any corporate name, trade name, other trademark, service mark or certification mark, either alone or in combination with other words. TRW REDI shall not register, or cause any third party to register, the COMPS Mark. TRW REDI hereby acknowledges that the public recognition and positive perception of the value which is associated with the COMPS Mark enhances and exceeds the tangible value of the COMPS Mark ("Good Will") and that all rights in the COMPS Mark and Good Will arising therefrom belong exclusively to, and shall inure to the benefit of, COMPS. TRW REDI shall not adopt or register a confusingly similar mark or designation anywhere in the United States in connection with the sale or marketing of any Enhanced C&I Product.

8.  Confidentiality.  Except as expressly permitted by this Agreement, each
    ---------------
party agrees that it will not use or disclose any "Confidential Information" of the other party. "Confidential Information" means any information which the other party marks "Confidential" or if not disclosed in writing, identifies as confidential at the time of disclosure and confirms thereafter in writing within thirty (30) days of such disclosure. Confidential Information does not include any information which was either in the public domain or already known to the recipient at the time of disclosure, independently developed by the recipient, disclosed to recipient by a third party without breach of an obligation of confidentiality or disclosed pursuant to a court order.

9.  Warranties and Indemnification.
    -------------------------------

          9.1  Warranties.  COMPS and TRW REDI each represents and warrants to
               ----------
the other that (i) it has the right, title and authority to enter into and perform this Agreement (including, in the case of TRW REDI, good and marketable title to the Assets); and (ii) its execution, delivery and performance of this Agreement will not conflict with the terms of any other agreement to which it is a party. COMPS and TRW REDI each further covenant not to enter into any agreement which will conflict with the terms of this Agreement. Neither party guarantees the accuracy or reliability of any Licensed Data. THIS WARRANTY IS THE ONLY

WARRANTY WITH RESPECT TO THE LICENSED DATA, AND SUCH WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE.

          9.2  Limitation of Liability.  EXCEPT  AS SET FORTH IN SECTION 9.3,
               -----------------------
UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER PARTY FOR ANY CLAIM, INJURY OR DAMAGE RELATING TO, ARISING OUT OF, OR RESULTING FROM THE INACCURACY OF ANY LICENSED DATA. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY, REGARDLESS OF HOW SUCH DAMAGES ARISE AND OF WHETHER OR NOT A PARTY WAS ADVISED SUCH DAMAGES MIGHT ARISE.

          9.3  Other Parties; Indemnification.  Each party will include
               ------------------------------
provisions consistent with those set forth in Sections 9.1 and 9.2 above, in any agreement pursuant to which the Licensed Data is provided to any third party. Each party to this Agreement will indemnify, defend and hold harmless the other party (the "Indemnified Party") hereto, its employees, agents and representatives, from and against any losses, claims, suits, costs and/or expenses, including attorney fees, arising out of or resulting from any claim by any third party to whom the Indemnifying Party has provided the Licensed Data and based exclusively on such Licensed Data, whether such data was provided prior to or during the Term of this Agreement. The Indemnified Party shall provide prompt notice to the Indemnifying Party of a claim potentially giving rise to obligations under this section, and the Indemnifying Party shall be permitted to assume and control the defense thereof. The Indemnifying Party shall not be liable for any settlement entered into without its prior written consent, which shall not unreasonably be withheld.

10.  Conditions Precedent to TRW REDI's Performance.  The obligation of TRW REDI
     ----------------------------------------------
to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or before the Closing of all the conditions set out below in this Section 10. TRW REDI may waive in writing any or all of these conditions, in whole or in part, without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by TRW REDI of any of its other rights or remedies, at law or in equity, if COMPS shall be in default of any of the representations or covenants under this Agreement.

          10.1 Accuracies of COMPS' Representations. Except as otherwise
               ------------------------------------
permitted by this Agreement, all representations by COMPS in this Agreement shall be true on and as of the Closing as though made at that time.

          10.2 Performance by COMPS.  COMPS shall have performed, satisfied,
               --------------------
and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by COMPS on or before the Closing.

          10.3  President's Certificate as to Financial Condition.  TRW REDI
                -------------------------------------------------
shall have received a certificate duly executed by the President of COMPS, stating that the audited balance sheet of COMPS as of December 31, 1994, and the unaudited balance sheet of COMPS as of May 31, 1995, each reflects net worth (total assets less total liabilities) of at least $700,000. Such certificate shall also state that each of the balance sheets referred to in this section were prepared in accordance with generally accepted accounting principles (subject, in the case of the May 31 balance sheet, to normal year-end adjustments and the absence of footnotes).

11.  Conditions Precedent to COMPS' Performance.  The obligation of COMPS to
     ------------------------------------------
consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or before the Closing of all the conditions set out below in this Section 11. COMPS may waive in writing any or all of these conditions, in whole or in part, without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by COMPS of any of its other rights or remedies, at law or in equity, if TRW REDI shall be in default of any of the representations or covenants under this Agreement.

          11.1  Financial Statements.  TRW REDI shall have provided COMPS with
                --------------------
financial statements certified by an authorized officer of TRW REDI confirming that TRW REDI's total 1994 channel revenues equaled or exceed the revenues set forth on Exhibit D.
         ---------

          11.2  Due Diligence.  COMPS shall have completed due diligence and be
                -------------
satisfied, in its sole discretion (i) that the transactions contemplated herein do not conflict with any material contract or commitment to which TRW REDI is a party, including without limitation the TRW REDI General Partnership Agreement;
(ii) that the status and condition of the California C&I Business and the C&I Data Extract Business are substantially as has been represented by TRW REDI to COMPS; and (iii) as to the quality and quantity of the customer base for the California C&I Business and the C&I Data Extract Business. COMPS agrees that TRW REDI information obtained during the due diligence described in this section shall be subject to the Non-Disclosure Agreement attached hereto as Exhibit I.
                                                                    ---------

          11.3  Transfer of Business.  TRW REDI shall have transferred to COMPS
                --------------------
all of the Assets, and TRW REDI shall have executed a Bill of Sale and Assignment in form reasonably satisfactory to COMPS and its counsel relating to the Assets.

          11.4  Accuracies of TRW REDI's Representations and Warranties.  Except
                -------------------------------------------------------
as otherwise permitted by this Agreement, all representations by TRW REDI in this Agreement or in any written statement that shall be delivered to COMPS under this Agreement shall be true on and as of the Closing as though made at that time.

          11.5  Performance by TRW REDI.  TRW REDI shall have performed,
                -----------------------
satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by TRW REDI on or before the Closing.

          11.6  Officer's Certificate.  Each party shall have received a
                ---------------------
certificate signed by an authorized officer of the other attesting to the satisfaction of the conditions in Sections 10.1, 10.2, 11.4 and 11.3.

          12.   The Closing.  The closing of the foregoing transaction (the
                -----------
"Closing") shall occur at 2:00 p.m. on August 31, 1995 at a site mutually determined by the parties, unless the Agreement is terminated earlier in accordance with Section 13.

          12.1  Waiver of Conditions Precedent.  COMPS, in its discretion, may
                ------------------------------
waive one or more of the conditions precedent to COMPS' obligation to perform as described in Section 11 hereof as a condition to the Closing. In the event that COMPS so waives any one or more such condition, TRW REDI agrees that such condition is waived as a condition to Closing only and are not waived as a covenant of TRW REDI hereunder. Without limiting the foregoing, in the event that COMPS waives the obligation of TRW REDI to deliver all the Assets at the Closing, TRW REDI shall, within a reasonable time period but not to exceed thirty (30) days from the Closing, deliver to COMPS any remaining Assets not delivered to COMPS at the Closing. In the event that TRW REDI shall fail to deliver to COMPS any remaining Material Assets (as defined below) not delivered to COMPS at the Closing within thirty (30) days from the Closing, then as liquidated damages hereunder, COMPS shall be entitled to reduce the payment due on 12/l/96 as set forth in Section 2.5 by an aggregate amount equal to $47,500 plus $1,000 per day (up to $30,000) for each day after September 30, 1995 that TRW REDI continues to fail to deliver such remaining Material Assets. TRW REDI acknowledges that, insofar as it would be extremely impracticable and difficult to estimate the actual damages and harm which COMPS would suffer in the event that TRW REDI defaults hereunder and fails to deliver the remaining Material Assets timely hereunder, the parties agree that the sum calculated in accordance with this Section 12.1 is a reasonable estimate of the total net detriment that COMPS would suffer in the event of TRW REDI's failure to deliver the remaining Material Assets by the applicable date. COMPS shall be entitled to retain such liquidated damage sum, and COMPS shall be entitled to an offset against the payment coming due on 12/l/96 for the amounts due COMPS hereunder. For purposes of this Agreement, "Material Assets" shall mean the Accounts Receivable and the books referenced in Section 2.2.4.

          12.2  Payment.  At the Closing, COMPS shall deliver or cause to be
                -------
delivered to TRW REDI the initial payment as set forth in Section 2.5.

          12.3  Further Documents.  At any time before or after the Closing,
                -----------------
each party shall execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer, reasonably requested by the other, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the other.

          13.   Amendments; Term and Termination.
                --------------------------------

          13.1  Amendments.  This Agreement may be amended at any time, but only
                ----------
by written instrument signed by both parties which refers specifically to this Agreement.

          13.2  Term.  This Agreement shall have a term of five (5) years (the
                ----
"Initial Term"). Unless and until terminated as set forth herein, the Renewal Provisions shall be automatically renewed for successive one (1) year terms ("Renewal Term(s)"). Either party may terminate this agreement at the end of the Initial Term or of any Renewal Term by giving the other party one (1) year advance written notice of such termination. For purposes of this section, "Renewal Provisions" means Sections 1, 2.8, 3, 4, 5, 6, 7, 8, 9, 13, and 14 of this Agreement

          13.3    Mutual Termination.  This Agreement may be terminated by
                  ------------------
mutual agreement at any time, but only by a written instrument signed by both parties specifying the date and time as of such termination.

          13.4    Termination for Cause.  This Agreement may be terminated
                  ---------------------
unilaterally by either party if and when (a) the other party has breached material obligation under this Agreement, (b) the party desiring to terminate has delivered to the breaching party a written demand that the breaching party cure the breach, (c) the breaching party has failed to cure such breach within five (5) days (in the case of the nonpayment of license fees) or sixty (60) days (in the case of any other breach) after receipt of the demand and (d) the party desiring to terminate delivers to the breaching party written notice of termination. A party to this Agreement shall be deemed to have breached a material obligation hereunder if it (a) fails to materially perform its obligations hereunder in accordance with the terms hereof, or breaches any of the covenants, warranties or representations, hereunder, (b) fails to provide any required statement of account or make any payment hereunder as and when such statement is to be provided or such payment is to be made, or (c) becomes insolvent, makes an assignment for the benefit of creditors, suspends its business operations, files a voluntary petition of bankruptcy under federal or state bankruptcy statutes or has filed against it an involuntary petition in bankruptcy which is not dismissed or withdrawn within thirty (30) days of the filing thereof.

          13.5    Unilateral Termination by COMPS.  COMPS may terminate this
                  -------------------------------
Agreement without cause at any time during the Initial Term by giving TRW REDI one (1) year advance written notice (the "Notice Period") of such termination. If COMPS terminates this Agreement pursuant to this Section 13.5. COMPS agrees to pay TRW REDI, on the final day of the Notice Period, the total amounts still due TRW REDI pursuant to Sections 2.5, 2.5.1, 2.6 and 2.6.1, discounted to the final day of the Initial Term at the net present value rate of Ten Percent (10%).

          13.6    Rights Upon Termination.  Except as otherwise expressly set
                  -----------------------
forth in this Agreement, upon any expiration or termination of this Agreement, all license grants shall immediately terminate. The obligations of the parties pursuant to Section 2.1.1 (except that only COMPS indemnification obligations pursuant to Section 2.1.1 shall survive termination), Section 2.3, Section 4,
Section 7, Section 8, Section 9 and Section 14 shall survive any expiration or termination of this Agreement. In addition, the obligations of TRW REDI set forth in Section 2.7 shall survive any termination of this Agreement for the remainder of the Initial Term, provided COMPS has made the payments described in
Section 13.5.

          13.6.1  Post-Termination License; Return of Information.  In the event
                  -----------------------------------------------
this Agreement terminates pursuant to Sections 13.2 or 13.5, or is terminated by TRW REDI pursuant to Section 13.4, TRW REDI shall receive a fully paid, non-exclusive, non-transferable license to use the COMPS Data available throughout the Term and as of the date of termination of this Agreement, only with respect to properties located within the Photo Illustrated Counties and only for the purpose of the reestablishment of TRW REDI's C&I Photo Illustrated Business and on-line delivery of Investment Property information within such Photo Illustrated Counties.

Nothing set forth herein shall obligate COMPS to update, modify or improve such COMPS Data, and TRW REDI shall have no right or license to COMPS Data developed after the date of termination.

          14.   Miscellaneous.
                -------------

          14.1  Arbitration.  Any controversy or claim arising out of or
                -----------
relating to this Agreement, or the breach hereof, or the interpretation hereof, that cannot be settled by good faith negotiations between the parties within thirty (30) days, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association; and judgment upon the award rendered in such arbitration shall be final and may be entered in any court having jurisdiction thereof. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. This agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law. The arbitration or arbitrators in any arbitration proceeding shall be instructed to award attorneys' fees and costs to the prevailing party.

          14.2  Waiver.  Either party may at any time waive compliance by the
                ------
other with any covenants or conditions contained in this Agreement, but only by written instrument executed by the party waiving such compliance. No such waiver, however, shall be deemed to constitute the waiver of any such covenant or condition in any other circumstances or the waiver of any other covenant or condition.

          14.3  Status.  The parties will perform all services hereunder as
                ------
independent contractors. Nothing contained in this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or master and servant between the parties.

          14.4  Excusable Delay.  Neither party shall be liable for any delay or
                ---------------
failure in its performance of any of the acts required by this Agreement when such delay or failure arises for reasons beyond the reasonable control of such party. The time for performance of any act delayed by such causes shall be postponed for a period equal to the delay not to exceed sixty (60) days; provided, however, that the party so affected, however, shall use reasonable efforts to avoid or remove such causes of nonperformance and to complete performance of the act delayed, as soon as possible.

          14.5  Governing Law. This Agreement will be governed by and construed
                -------------
in accordance with the internal substantive laws of the State of California, as applied between residents of the State of California.

          14.6  Severability. If any provision of this Agreement shall finally
                ------------
be determined to be unlawful, then such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

          14.7  Assignment.  This Agreement shall not be assignable by either
                ----------
party without the prior written consent of the other except to a successor of all, or substantially all, of the business of a party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of permitted successors and assigns.

          14.8   No Third Parties.  Except as expressly provided herein, neither
                 ----------------
this Agreement nor any provisions set forth herein is intended to or shall create any rights in, or confer any benefits upon, any person other than the parties hereto.

          14.9   Incorporation by Reference.  The Exhibits to this Agreement
                 --------------------------
constitute integral parts of this Agreement and are hereby incorporated into this Agreement by this reference.

          14.10  Notices.  All notices, requests and other communications
                 -------
hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three (3) days after mailing registered or certified mail, return receipt requested, with postage prepaid (i) if to TRW REDI, then to: TRW REDI Property Data, 5601 East La Palma Avenue, Anaheim, California 92807, Telefax:
714-701-9231, Attention: General Manager, with a copy to the person indicated below TRW REDI's signature; or (ii) if to COMPS, then to: COMPS Infosystems, Inc., 9888 Carroll Centre Road, Suite 100, San Diego, California 92126, Telefax 619-684-3292, Attention: President, provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then to the last address so designated.

          14.11  Counterpart.  More than one counterpart of this Agreement may
                 -----------
be executed by the parties hereto, and each fully executed counterpart shall be deemed an original without production of the others.

          14.12  Complete Agreement.  This Agreement sets forth the entire
                 ------------------
understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of either party relating thereto - except for the letter from TRW REDI to COMPS of August 31, 1995.

          IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized representatives.

TRW REDI PROPERTY DATA,                       COMPS INFOSYSTEMS, INC.
 an Ohio general partnership                  a Delaware corporation

By:   /s/  Edwin P. Setzer                    By:   /s/  Christopher A. Crane
   ----------------------------               ----------------------------------

Title: President & GM                         Title:  President
      -------------------------                    -----------------------------

A copy of each notice to TRW REDI should   A copy of each notice to COMPS should
be sent to:                                be sent to:

TRW REDI Property Date                     COMPS InfoSystems, Inc.
----------------------------------------   -------------------------------------

5601 East La Palma Ave.                    9888 Carroll Centre Road, Suite 100
----------------------------------------   -------------------------------------

Anaheim, CA 92807                          San Diego, CA 92126
----------------------------------------   -------------------------------------

Telefax: 714.701.9231                      Telefax: 619.684.3292
        --------------------------------           -----------------------------

Attention:  General Manager                Attention:  President
          ------------------------------             ---------------------------

                                   EXHIBIT A
                               TRW REDI BUSINESS

I.   C&I Data Extract Business

          The business of developing, marketing, publishing and selling property and transaction information concerning Investment Property, in whatever form and including without limitation paper, electronic, magnetic, CD-ROM forms, where the publication of such information typically contains a subset of the information provided in the C&I Photo Illustrated Business (described below). Specifically, information provided in the C&I Data Extract Business is typically characterized by the lack of a photograph concerning the investment property, and such information principally consists of public records data enhanced in some instances by the addition of maps and other basic information obtained through a preliminary level of personal research. Such business does not include the resale on a stand-alone basis of Public Record Data Products.

II.  C&I Photo Illustrated Business

          The business of developing, marketing, publishing and selling property and transaction information concerning Investment Property, in whatever form and including without limitation paper, electronic, magnetic, CD-ROM forms, where the publication of such information typically contains, with respect to such Investment Property, a photograph or photographs of the Investment Property, confirmed sales information (which may include but not be limited to income information, broker names and addresses, telephone numbers, buyer and seller names and telephone numbers, and contact names and telephone numbers for such parties), property condition, sale price, financing information, market time information, parking space information, cap rate or gross rent multipliers, and technical and non-technical property descriptions. Such business does not include the resale on a stand-alone basis of Public Record Data Products.

                                   EXHIBIT B
                                   ---------

                         TRW REDI DATA AND LIST PRICE

         [Insert complete description of TRW REDI Data and list price]

                                                                       EXHIBIT B

                                 ON LINE                                    CD ROM         MICROLICHE
CALIFORNIA              RPF DB         SPECIALTY DB     REPORT DB      DATA       MAPS
----------
Los Angeles         80c - $1.92/min   80c - $2.99/min   $ 2-$3.50      $2,700     $1,295      $2,095
Orange              80c - $1.92/min   80c - $2.99/min   $ 2-$3.51      $1,200     $  595      $  982
Riverside           80c - $1.92/min   80c - $2.99/min   $ 2-$3.52      $1,200     $  525      $  578
San Bernardino      80c - $1.92/min   80c - $2.99/min   $ 2-$3.53      $1,200     $  525      $  415
Sam Diego           80c - $1.92/min   80c - $2.99/min   $ 2-$3.54      $1,200     $  595      $  725
Alameda             80c - $1.92/min   80c - $2.99/min   $ 2-$3.55      $1,020     $  488      $  495
Contra Costa        80c - $1.92/min   80c - $2.99/min   $ 2-$3.56      $1,020     $  480      $  495
San Francisco       80c - $1.92/min   80c - $2.99/min   $ 2-$3.57      $1,020     $  488      $  495
San Mateo           80c - $1.92/min   80c - $2.99/min   $ 2-$3.58      $1,020     $  488      $  495
Marin               80c - $1.92/min   80c - $2.99/min   $ 2-$3.59      $  900     $  413      $  495
Sacramento          80c - $1.92/min   80c - $2.99/min   $ 2-$3.60      $1,020     $  488      $  495
El Dorado           80c - $1.92/min   80c - $2.99/min   $ 2-$3.61      $  900     $  413      $  400
Ventura             80c - $1.92/min   80c - $2.99/min   $ 2-$3.62      $1,020     $  525      $  625

WASHINGTON
----------
King                80c - $1.92/min   80c - $2.99/min   $ 2-$3.65      $1,195     $  450      $  745

ILLINOIS
--------
Cook                80c - $1.92/min   80c - $2.99/min   $ 2-$3.68      $3,400     $2,500      $4,115
                                                                                           10-Regions
D.C. METRO
----------
Baltimore City, MD  80c - $1.92/min   80c - $2.99/min   $ 2-$3.71      $  675     N/A         $1,110
Baltimore County    80c - $1.92/min   80c - $2.99/min   $2-$ 3.72      $  675     N/A         $  765
Anne Arundel, MD    80c - $1.92/min   80c - $2.99/min   $2-$ 3.73      $  675     N/A         $  660
Montgomery, MD      80c - $1.92/min   80c - $2.99/min   $2-$ 3.74      $  790     N/A         $  785
Prince Georges MD   80c - $1.92/min   80c - $2.99/min   $2-$ 3.75      $  790     N/A         $  785
Washington D.C.     80c - $1.92/min   80c - $2.99/min   $2-$ 3.76      $  900     N/A         $1,110
Alexandria, VA      80c - $1.92/min   80c - $2.99/min   $2-$ 3.77      $  550     N/A         $  425
Arlington VA        80c - $1.92/min   80c - $2.99/min   $2-$ 3.78      $  550     N/A         $  425
Fairfax, VA         80c - $1.92/min   80c - $2.99/min   $2-$ 3.79      $  800     N/A         $  750
Loudon, VA          80c - $1.92/min   80c - $2.99/min   $2-$ 3.80      $  550     N/A         $  600
Prince William, VA  80c - $1.92/min   80c - $2.99/min   $2-$ 3.81      $  600     N/A         $  600
New Castle, DE      80c - $1.92/min   80c - $2.99/min   $2-$ 3.82     N/A         N/A         $1,350

                            HC Aerial   HC Flat    HC FLAT LID      HC MTHLY    HC YR END    HC VACANT     ILLEGIGLE
CALIFORNIA                    Maps      Library    UPDATE SVC.     SALES RPTS   SALES RPTS   LAND RPT      PROT ATLAS
----------
Los Angeles
Orange
Riverside
San Bernardino
Sam Diego
Alameda
Contra Costa
San Francisco
San Mateo
Marin
Sacramento
El Dorado
Ventura

WASHINGTON
----------
King

ILLINOIS
--------
Cook                                                                                                         $795

D.C. METRO
----------
Baltimore City, MD                               City product is combined with County product.
Baltimore County              $895      $  695        $466            $845         $290        $315
Anne Arundel, MD              $895      $  946        $400            $400         $290
Montgomery, MD                $895      $1,080        $420            $650         $290
Prince Georges MD             $895      $  960        $426            $650         $290
Washington D.C.                                                       $400         $290                      $720
Alexandria, VA                                                        $355         $185
Arlington VA                                                          $355         $185
Fairfax, VA                             $  600        $165            $355         $290
Loudon, VA                                                            $355         $185
Prince William, VA                                                    $355         $185
New Castle, DE                                                        $500         $290

                                                                       EXHIBIT B

GEORGIA
-------
Cherokee         80c - $1.92/min   80c - $2.99/min   $2-$ 3.85     N/A    N/A    $  715
City of Atlanta  80c - $1.92/min   80c - $2.99/min   $2-$ 3.86     N/A    N/A    $  725
Clayton          80c - $1.92/min   80c - $2.99/min   $2-$ 3.87    $  595  N/A    $  850
Cobb             80c - $1.92/min   80c - $2.99/min   $2-$ 3.88    $  595  N/A    $  850
Dekalb           80c - $1.92/min   80c - $2.99/min   $2-$ 3.89    $  595  N/A    $  850
Douglass         80c - $1.92/min   80c - $2.99/min   $2-$ 3.90    $  595  N/A    $  660
Fayette          80c - $1.92/min   80c - $2.99/min   $2-$ 3.91    $  595  N/A    $  660
Forsyth          80c - $1.92/min   80c - $2.99/min   $2-$ 3.92    $  595  N/A    $  660
Fulton           80c - $1.92/min   80c - $2.99/min   $2-$ 3.93    $  695  N/A    $1,260
Gwinnet          80c - $1.92/min   80c - $2.99/min   $2-$ 3.94    $  595  N/A    $  805
Hall             80c - $1.92/min   80c - $2.99/min   $2-$ 3.95    $  595  N/A    $  660
Henry            80c - $1.92/min   80c - $2.99/min   $2-$ 3.96    $  595  N/A    $  660
Rockdale         80c - $1.92/min   80c - $2.99/min   $2-$ 3.97    $  595  N/A    $  660

FLORIDA
-------
Brevard          80c - $1.92/min   80c - $2.99/min   $2-$ 3.100    $  595  N/A    $1,785     included    $  695    $140
Broward          80c - $1.92/min   80c - $2.99/min   $2-$ 3.101    $  795  N/A    $3,535     included
Dade             80c - $1.92/min   80c - $2.99/min   $2-$ 3.102    $  795  N/A    $3,030     included
Hillsborough     80c - $1.92/min   80c - $2.99/min   $2-$ 3.103    $  695  N/A    $2,245     included    $  795    $175
Orange           80c - $1.92/min   80c - $2.99/min   $2-$ 3.104    $  695  N/A    $2,035     included    $  695    $135
Palm Beach       80c - $1.92/min   80c - $2.99/min   $2-$ 3.105    $  795  N/A    $3,155     included    $1,500    $205
Pinellas         80c - $1.92/min   80c - $2.99/min   $2-$ 3.106    $  695  N/A    $2,025     included    $  895    $170
Sarasota         80c - $1.92/min   80c - $2.99/min   $2-$ 3.107    $  695  N/A    $2,360         $750    $  795    $255        $600
Seminole         80c - $1.92/min   80c - $2.99/min   $2-$ 3.108    $  695  N/A    $  790         $525    $  795    $140        $800
Volusia          80c - $1.92/min   80c - $2.99/min   $2-$ 3.109    $  695  N/A    $1,430         $865    $  795    $185        $745

                                  EXHIBIT C-1
                                  -----------

                       TRW REDI DATA RECORD INPUT LAYOUT

                            [Insert record layout]

                                  EXHIBIT C-2
                                  -----------

                          TRW REDI ONLINE DATA FORMAT

                             [Insert Data Format]

                                                                     Exhibit C-2

Command/Feature: pri 2

           --------------------------------------------------------

Address:325 CAJON ST, REDLANDS 92373

County :SAN BERNARDINO CA                  Land Use :OFFICE BUILDING

Lot Size     :A.27    Bldg Area:           2,200  New Page :
Lot Area     :11,920  Rent Area:                  Map Page :29-C3      Source :I
Zoning       :        Bsmt Area:                  APN-Acct#:0171-371-04-0000
                      Ofc. Area:                  Census Tr:82.00
Year Blt     :1930/30                             Assessed Land:         $39,658
# Bldgs      :   1    Park Type:GARAGE                 Improvement:      $68,760
# Stories    :   2    Park Spcs:2                      Total Value:     $108,418
  Units      :   1    Paving   :                  Assessed Yr:94

CLASS D BUILDING;AVERAGE QUALITY;AVERAGE CONDITION;FRAME       $/Sqft  : $100.00
CONSTRUCTION;WOOD FRAME;STUCCO/WOOD SIDING;RAISED              Price/Un:$220,000
FOUNDATION;GABLE ROOF;COMPOSITION SHINGLE ROOF;FLOOR
FURNACE HEAT;WALL A/C;BUILDING SQUARE FOOTAGE PER THE BUYER

Publication Reference: BEC-08/95-0069

Legal Dsc:L7 BA /ATWOOD & FORD'S SUB

Price     : $220,OOOC    Sale Date:06/07/95
Cash Down: $121,000      Document#:198109
1st Mtg   : $99,000      Int:              Yrs:
2nd Mtg   :              Int:              Yrs:
Prev Sale:  $24,750U     Prev Date:07/30/80       Lease:OWNER=USER

Buyer     :BARRE JUDITH Y
Address   :612 N LINCOLN ST;REDLANDS,CA 923744151
Seller    :UPSTON WILLIAM F
Address   :325 CAJON ST.;REDLANDS,CA 92373
Lender    :CHINO VLY BK

(TRW REDI)                                                      Incomnet:BDR2183
All Rights Reserved

           --------------------------------------------------------

Command/Feature: pri 4

              --------------------------------------------------

Address:2280 S LILAC AV, RIALTO 92316
County :SAN BERNARDINO CA                     Land Use :WAREHOUSE

Lot Size  :A2.92         Bldg Area:     17,264    New Page :
Lot Area  :1276,195      Rent Area:               Map Page :26-C2     Source :I
Zoning    :              Bsmt Area:               APN-Acct#:0258-011-21-0000
                         Ofc. Area:      2,200    Census Tr:36.01
Year Blt  :1989/89                                Assessed Land:       $134,741
# Bldgs   :      1       Park Type:                 Improvement:       $419,271
# Stories :      1       Park Spcs:                 Total Value:       $544,012
  Units   :      1       Paving   :               Assessed Yr:94

CLASS S BUILDING;AVERAGE QUALITY;AVERAGE CONDITION;METAL       $/Sqft  : $ 44.89
CONSTRUCTION;STEEL FRAME;METAL SIDING;CONCRETE FOUNDATION      Price/Un:$775,000
TRUCK DOORS 2;THIS SALE INCLUDED; ;XS LAND;;NO SPECIFIC
VALUE ASSIGNED TO THIS XS LAND

Publication Reference:   BEC-08/95-0087

Legal Dsc:L2 /B54P20

Price     : $775,000C    Sale Date:06/05/95
Cash Down : $ 52,000     Document#:194427
1st Mtg   : $723,000S    Int:             Yrs:
2nd Mtg   :              Int:             Yrs:
Prev Sale : $115,000U    Prev Date:10/02/85       Lease:OWNER=USER

Buyer     :PACIFIC KILN & INSULATIONS
Address   :8639 ETIWANDA AVE;RANCHO CUCAMONGA,CA 91739;909/899-1711
Seller    :MUNRO CHILDRENS TRUS
Address   :PO BOX 1219;S.  PASADENA,CA 91031
Lender    :SELLER
Broker    :DAN BORIS(L)
Address   :;714/361-7670

(TRW REDI)                                                      Incomnet:BDR1622
All Rights Reserved

               ------------------------------------------------

Command/Feature: pri 2

              --------------------------------------------------

Address:295 -97 ACACIA AV, CARLSBAD 92008
County :SAN DIEGO CA                       Land Use :APARTMENT

Lot Size  :A.43        Bldg Area:        9,000     New Page :1106-E6
Lot Area  :18,897      Rent Area:                  Map Page :13-F2      Source :
Zoning    :R3          Bsmt Area:                  APN-Acct#:204-240-05-00
                       Ofc. Area:                  Census Tr:180.00
Year Blt  :1987/87                                 Assessed Land:       $350,000
# Bldgs   :   2        Park Type:GARAGE              Improvement:       $400,000
# Stories :   2        Park Spcs:8                   Total Value:       $750,000
  Units   :   8        Paving   :                  Assessed Yr:94

CLASS D BUILDING;AVERAGE QUALITY;AVERAGE CONDITION;FRAME        $/Sqft  : $95.44
CONSTRUCTION;WOOD FRAME;STUCCO EXTERIOR; SLAB FOUNDATION;       G.I.M.  :  10.34
FLAT ROOF;BUILT-UP ROOF COVER;FORCED AIR HEAT;NO A/C;NO         Cap Rate:   7.05
ELEVATOR;NO FIRE SPRINKLER SYSTEM;6(3+2)  $850; 1(2+2);$795     RNT/#/MO: $ 0.76
1(3+2)  $900;TOWNHOME; BYR UPLEG 1031; SEVERAL BLKS FROM       Price/Un:$107,375

Publication Reference: SDA-08/95-0003

Legal Dsc:PTN OF *L9 BQ/PALISADES UN 02

Price     : $859,000C  Sale Date:06/05/95          Gross Income :       $ 83,040
Cash Down : $719,000   Document#:242492            Expenses     :       $ 19,132
1st Mtg   : $140,000C  Int:              Yrs:30    Net Income   :       $ 60,586
2nd Mtg   :            Int:              Yrs:
Prev Sale : $900,000C  Prev Date:05/16/89

Buyer     :POTTER TRUST & MARYANNE MI
Address   :8775 AERO DR #135;SAN DIEGO,CA 921231779
Seller    :TANNER ROB
Address   :321 WILSHIRE RD;SAN LUIS REY,CA 92068
Lender    :HOME SAVINGS OF AM
Broker    :CREAGAN/ADAMS(L)
Address   :;619/431-4200

(TRW REDI)                                                      Incomnet:BDR3597
All Rights Reserved
               ------------------------------------------------

Command/Feature: print 2

              --------------------------------------------------

Address:274 -276 28 ST, SAN FRANCISCO 94131
County :SAN FRANCISCO CA                      Land Use :DUPLEX

Lot Size  :A.06          Bldg Area:    3,184  New Page :
Lot Area  :2,850         Rent Area:           Map Page :14-B1           Source :
Zoning    :R-3           Bsmt Area:           APN-Acct#:6601-018
                         Ofc. Area:           Census Tr:215.00
Year Blt  :1927/27                            Assessed Land:            $ 24,186
# Bldgs   :   1          Park Type:BASEMENT    Improvement:             $ 40,909
# Stories :   2          Park Spcs:1           Total Value:             $ 65,095
  Units   :   2          Paving   :           Assessed Yr:94
CLASS D BUILDING;GOOD QUALITY;GOOD CONDITION;FRAME              $/Sqft :$ 138.19
CONSTRUCTION;WOOD FRAME;STUCCO/WOOD SIDING;CONCRETE             G.I.M. :   25.18
FOUNDATION;FLAT ROOF;TAR & GRAVEL ROOF COVER;FLOOR FURNACE     Cap Rate:    2.92
HEAT;NO A/C;NO ELEVATOR;NO FIRE SPRINKLER SYSTEM;2(2+1)        RNT/#/MO:$   0.45
ADJUSTABLE RATE RIDER;/UNIT HAS RENT CONTROL                   Price/Un:$220,000

Publication Reference: SFA-08/95-0083

Legal Dsc:/HORNER'S ADD BL 095

Price     : $440,000C    Sale Date:05/26/95   Gross Income :        $17,472
Cash Down :  $44,100     Document#:F797024    Expenses     :        $ 4,280
1st Mtg   : $395,900H    Int:  7.12    Yrs:30 Net Income   :        $12,843
2nd Mtg   :              Int:          Yrs:   Type  :ACTUAL

Buyer     :BAERG MARLENE A & ROBERT C
Address   :274 28TH ST;SAN FRANCISCO,CA 94131
Seller    :DREWES FAMILY 1/2 /TR
Address   :1150 CANTERFORD CIR;WESTLAKE VILLAGE,CA
Lender    :BANK OF AMERICA
Broker    :JIM GOODWIN(L)
Address   :;415/731-9350

(TRW REDI)                                                      Incomnet:BDN9444
All Rights Reserved

               ------------------------------------------------

Command/Feature: pri 2

              --------------------------------------------------

Address:ARCHBALD, ONTARIO 91761
County :SAN BARNARDINO CA                    Land Use :COMMERCIAL ACREAGE

Lot Size  :A1.07         Bldg Area:          New Page :
Lot Area  :46,800        Rent Area:          Map Page :23-A6            Source :
Zoning    :C1            Bsmt Area:          APN-Acct#:0218-021-21-0000
                         Ofc. Area:          Census Tr:22.02
Year Blt  :   /                              Assessed Land:             $374,400
# Bldgs   :              Park Type:            Improvement:
# Stories :              Park Spcs:            Total Value:             $374,400
  Units   :              Paving   :          Assessed Yr:94
UTILITIES AVAILABLE;PRICE PER DOCUMENT;TRANSFER TAXI;             $/Sqft :$11.54
ARCHIBALD  STATE HWY

Publication Reference: BEC-08/95-0095

Legal Dsc: L1 /B178P30

Price     : $540,000F    Sale Date:06/14/95
Cash Down : $540,000     Document#:204914
1st Mtg   :     K        Int:             Yrs:
2nd Mtg   :              Int:             Yrs:

Buyer     :WOLFSON & SEGAL REALTY
Address   :1250 6TH ST #400;SANTA MONICA,CA 90401
Seller    :ARCHIBALD ASSOCIATES

(TRW REDI)                                                      Incomnet:BDS7003
All Rights Reserved

               ------------------------------------------------

Command/Feature: pri 2

              --------------------------------------------------

Address:12335 LLAGAS AV, SAN MARTIN 95046

County :SANTA CLARA CA                 Land Use :ORCHARD

Lot Size   :A17.08     Bldg Area:            New Page :
Lot Area   :736,164    Rent Area:            Map Page :81-C5           Source :I
Zoning     :AW         Bsmt Area:            APN-Acct#:825-01-008+
                       Ofc. Area:            Census Tr:5124.00
Year Blt   :   /                             Assessed Land:             $ 57,983
# Bldgs    :           Park Type:              Improvement:             $ 54,501
# Stories  :           Park Spcs:              Total Value:             $112,484
  Units    :           Paving   :            Assessed Yr:94

UTILITIES AVAILABLE;CHERRY ORCHARD;70 TREES PER ACRE;;FULLY        $/Sqft :$0.51
IRRIGATED MKT TIME 3-5 YRS, ESCROW 45 DAYS, 6/95

Publication Reference: SCC-06/95-0055

Multi-APN:825-1-(8,10)
Legal Dsc: L11, L112-113 /SAN MARTIN RANCH MA

Price      : $375,000C Sale Date:04/18/95
Cash Down  : $100,000  Document#:12864554
1st Mtg    : $275,000S Int:        Yrs:
2nd Mtg    :           Int:        Yrs:

Buyer      :MARIANI MITCHELL L & MARIA
Address    :1615 HALF RD;MORGAN HILL,CA 950372905;408/779-5467
Seller     :ESTATE OF JENNIE MAR
Address    :420 UNION AVENUE #5;CAMPBELL,CA 95008
Lender     :MARFIA, JENNIE
Broker     :JERRY MARTIN(L)
Address    :;408/842-0505

(TRW REDI)                                                      Incomnet:BDG5037
All Rights Reserved

               ------------------------------------------------

Command/Feature: DETAIL;pri 3

              --------------------------------------------------

Address:11455 -S CLAYTON RD, SAN JOSE 95127
County :SANTA CLARA CA                 Land Use :PRIVATE SCHOOL

Lot Size :A10.00         Bldg Area:    39,750  New Page :
Lot Area :435,600        Rent Area:            Map Page :56-D6         Source :I
Zoning   :A    SJ        Bsmt Area:            APN-Acct#:612-38-012
                         Ofc. Area:            Census Tr:5033.12
Year Blt :1975/75                              Assessed Land:            $72,171
# Bldgs  :   8           Park Type:PAVED         Improvement:         $  931,811
# Stories:   1           Park Spcs:40            Total Value:         $1,003,982
  Units  :   1           Paving   :            Assessed Yr:94

CLASS D BUILDING;AVERAGE QUALTIY;AVERAGE CONDITION;FRAME          $/Sqft :$28.93
CONSTRUCTION;WOOD FRAME;STUCCO EXTERIOR;SLAB FOUNDATION;
 LAT ROOF;TAR & GRAVEL ROOF COVER;BUILDING HEATED;PARTIAL
A/C;NO ELEVATOR;NO FIRE SPRINKLER SYSTEM;3/95;POOL, RUNNING
TRACK & BASKETBALL COURT

Publication Reference: SCC-07/95-0009

Legal Dsc:/B80 P39 M

Price    : $1,150,000C   Sale Date:03/31/95
Cash Down: $1,150,000    Document#:12847952
1st Mtg  :     K         Int:             Yrs:
2nd Mtg  :               Int:             Yrs:
Prev Sale:               Prev. Date:           Lease:OWNER=USER

Buyer    : DHARMA REALM BUDDHIST ASSN
Address  : 11455 CLAYTON RD;SAN JOSE,CA 951275007;408/721-3702
Seller   : TWELVEACRES INC
Address  : 11455 CLAYTON RD;SAN JOSE,CA 95127
Broker   : LISA GIIMRE(L)
Address  : ;408/246-5020

(TRW REDI)                                                      Incomnet:BDD6187
All Rights Reserved

               ------------------------------------------------

APN    :279-41-031       Price:  $510,000C  Date:03/09/95    Bldar:5,238
County:SANTA CLARA CA    $/Sq :     $97.37  Doc#:12827598    Units:1
MapPg :66-B3  NewPg:     AssLd:   $ 24,460  Zone:R1          CAStory:1
Source:I  (Inc#:BCZ0868) Total:   $ 83,445  Lot :14,950      Yrblt:1950/50
Comment:ALSO USED AS A CHURCH
               ------------------------------------------------
5) Address:14614 MAGNOLIA ST, WESTMINSTER Use  :RELIGIOUS
APN       :098-391-1B         Price:$1,875,000C Date:03/31/95     Bldar:13,900
County:ORANGE CA              $/Sq :    $134.89  Doc#:137390      Units:480
MapPg :21-E2 NewPg:828-C3     AssdLd: $156,928   Zone:R2          Story:2
Source:I  (Inc#:ASN1841)      Total:   $749,916  Lot :91,040      Yrblt:1963/86
Comment:DBA CHINESE PRESBYTERIAN CHURCH

Command/Feature: format 80;pri

             ----------------------------------------------------
No.  Street           City      St  Sale Price  Date Bldg Area Unit Lot Area Use

  1 1027 S 1         ARCADIA   CA $   600,000C  95/06    6,577  150   17,589 675
  2 10844 TUXFORD    SUN VALLE CA $   230,000C  95/05    1,760    1   25,700 675
  3 11455 CLAYTON    SAN JOSE  CA $ 1,150,000C  95/03   39,750    1  435,600 655
  4 109 N 1          CAMPBELL  CA $   510,000C  95/03    5,238    1   14,950 675
  5 14614 MAGNOLIA   WESTMINST CA $ 1,875,000C  95/03   13,900  480   91,040 675
  6 4990 BLACK MOUNT SAN DIEGO CA $ 2,100,000C  95/03    5,151    1  203,425 675

                                   EXHIBIT D
                                   ---------

                           TRW REDI REVENUES (1994)

     California On-line                                        $240,000
     California Published                                       260,000
     Washington & D.C.                                           80,000
     Chicago                                                     75,000
     Quick Source C&I in covered areas                 30,000 to 70,000

     TOTAL                                          685,000 to $725,000

                                   EXHIBIT E
                                   ---------

                              PURCHASED CONTRACTS

                               [To be Completed]

                                   EXHIBIT F
                                   ---------

                              ACCOUNTS RECEIVABLE

-----------------------------------------------------------------------------------------------------------------------------
                                                                   CUSTOMER LIST BY REGION             Cont $
-----------------------------------------------------------------------------------------------------------------------------
              CUST NAME    CUST #      CONTRACT #   CONT DATE   BILL DATE     ANN DATE    CONT $    Per Hardcopy
-----------------------------------------------------------------------------------------------------------------------------
            ILLINOIS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13266508    253795700    93-05-09     94-08-27     95-08-27      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13504042    335042500    90-05-23     95-05-28     96-05-28      820         725      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13171079    253163801    93-09-02     94-10-10     95-10-10      595       3,325      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13180624    253347800    86-10-28     94-11-15     95-11-15      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13172593    232423800    88-08-22     95-04-07     96-04-07      824         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13196997    253257800    86-12-19     94-12-24     95-12-24      820         645      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13537909    353317400    91-01-24     95-01-10     96-01-10      820         725      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13569537    355401300    91-07-09     94-05-10     95-09-10      820         795      pi
-----------------------------------------------------------------------------------------------------------------------------
I     N     ***            10355391    178189201    95-06-08     95-06-10     96-06-10      612       3,200      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13181908    457069000    94-12-14     94-12-30     94-12-30    NO CHG        495       -
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10767512    178198100    93-10-21     95-06-29     96-06-29    1,371       3,915      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13135855    344968403    95-01-15     95-01-15     96-01-15      595       1,634      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13190012    232295801    95-01-05     95-03-07     96-03-07      659       3,390      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13655049    457068000    94-12-22     94-12-30     95-12-30    NO CHG        795       -
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13430358    306796600    95-04-27     95-06-25     96-06-25      820         690      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13056099    148171901    93-06-08     94-07-10     95-12-10      575       1,807      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13211380    253328800    87-02-10     95-02-19     96-02-19      820         645      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13583052   8355452200    93-08-19     93-11-10     95-08-10      595         950      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10752639    152194100    92-03-24     94-07-28     95-07-28    NO CHG        NO CHG    -
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10518198    152195100    95-01-19     94-10-13     95-10-13      575       2,890      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13658206    405003201    95-04-03     95-03-26     96-03-26      744       2,678      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13186756    232287800    86-11-14     94-11-19     95-11-19      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13549269    356237401    95-06-01     95-07-08     96-07-08      595       3,015      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13351813    284553600    88-06-10     94-06-25     95-12-25      820       1,800      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13188110    469100200    93-10-22     95-06-04     96-06-04      820         795      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13628182    405378200    92-09-05     95-03-09     95-09-09      595       3,015      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13608953    377942300    92-04-17     95-06-01     96-09-01      595         795     Disc
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13556906   8355852300    93-07-29     94-10-01     95-10-01      744       2,890      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13547148   8355761300    91-04-02     94-06-15     95-10-15      280       2,890      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13257320    253464701    94-07-01     94-08-27     95-08-27      820       4,010      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10375944    180711100    86-07-30     94-11-15     95-11-15      595         370      pi
-----------------------------------------------------------------------------------------------------------------------------
I     N     ***            13751301   9416910000    95-05-08     01-01-01     01-01-01      982       2,975      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13629451    405259200    92-09-11     94-09-30     95-09-30      744       3,370      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13180095    180835100    86-10-24     94-10-15     95-10-15      347         575      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10527576    158477101    94-03-22     94-10-10     95-10-10      595       3,345      mp
-----------------------------------------------------------------------------------------------------------------------------
I     N     ***            13183014    253219801    95-05-31     95-07-10     96-07-10      794       2,500      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13662054    447228100    93-04-06     94-07-15     95-07-15      982       2,890      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13308208    254802701    94-12-30     94-12-30     95-12-30      910       2,975      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10481366   8178157100    88-07-15     95-10-29     95-10-29      595         370      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13106211    267876500    94-01-20     94-12-15     95-12-15      744       2,700      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13166389    249490801    94-10-12     94-11-10     95-11-10      595       1,995      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13666030    447257100    93-05-05     94-07-15     95-09-15      982       3.015      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13189140    249428800    86-11-12     94-11-15     95-11-15    1,985       1,090      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13293032    469091100    93-12-06     94-12-28     95-12-28      820         795      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13498602    334516500    95-01-24     95-04-30     96-04-30      820         725      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13265574    244890800    87-07-16     95-07-21     96-07-21      820         645      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13189117    253276800    86-11-24     95-01-15     96-01-15      595       3,995      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13183218    249422800    93-08-19     94-11-10     95-11-10      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     N     ***            13585489    355509301    95-05-19     95-05-10     96-05-10      842       2,678      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13170805    232413800    86-09-24     94-10-04     95-10-04      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13185191    278214800    86-11-07     94-11-17     95-11-17      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13436293    306746600    89-07-14     95-07-28     96-07-28      820         690      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13215403    253359800    87-02-19     95-02-26     96-02-26      820         805      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13524565    334912400    93-07-21     94-10-10     95-10-10      595         725      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13182314    253185800    90-10-18     94-10-29     95-10-29      744           M      M
-----------------------------------------------------------------------------------------------------------------------------
I     M     ***            13678363    447233100    93-07-27     94-10-16     96-02-16      491       2,890      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13099764    227701900    93-10-27     95-06-15     96-06-15      595       2,265      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            10726650    178156100    94-09-29     94-10-10     95-10-10      595         370      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13180679    253288800    94-02-16     95-06-19     96-06-19    1,285       3,295      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13188235    253192800    93-08-24     94-11-10     95-11-10      820         495      pi
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13106233    249921901    95-04-11     95-04-15     96-04-15    1,071       2,678      mp
-----------------------------------------------------------------------------------------------------------------------------
I     A     ***            13218004    253624800    93-08-25     94-11-10     95-11-10    1,3375        495      mp
-----------------------------------------------------------------------------------------------------------------------------
I     N     ***            13412701    306640600    89-03-31     95-04-07     96-04-07      820         690      pi
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                              OUT-          Cur           DAYS PAST DUE                      TOTAL
-----------------------------------------------------------------------------------------------------------------------------
               CUST NAME     STANDING       Due       30      60      90    120     150+      REC    UNBILLED   TERMS
-----------------------------------------------------------------------------------------------------------------------------
            ILLINOIS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

I     A      ***                  820                                                  820       820        0    6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  463       149                                                  149      314    6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  820                                                  820       820        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  508        73                                                   73      434   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0   10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     N      ***                  612       450                                                  450      161   10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0            NET 30 DAYS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  321        64                                                   64      257   10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0              NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  820        149      149                                        299      521     6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0    10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0              NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0       PO
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  571        82                                                   82      489    10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  595                                                              0      595   10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0    6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  820       149       149                                        299      521    6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  595                                                              0      595   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  595                                                              0      595     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  744        66                                                   66      677   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                                                                                   0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     N      ***                  982                                                              0      982   10 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                                                                                   0        0    3 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     N      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  744        66        66     66         66       66   199       531      213   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  982        90        99                                        179      802   12 PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                                                                                   0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     N      ***                                                                                   0        0     NET 3
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0    6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                  181       149                                                  149       31    6 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     M      ***                  491       123                                                  123      368   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                1,285                                                              0    1,285   12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                1,071                                                              0    1,071     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     A      ***                    0                                                              0        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------
I     N      ***                  820                        820                                 820        0     NET 30
-----------------------------------------------------------------------------------------------------------------------------



For each agreement
 referred herein:
A = assignable; N = non-assignable;
M = unlocated.

                                    Page 1

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                          CUSTOMER LIST  BY REGION
------------------------------------------------------------------------------------------------------------------------
                                                                                                          Cont $
------------------------------------------------------------------------------------------------------------------------
      CUST NAME       CUST #      CONTRACT #   CONT DATE        BILL DATE   ANN DATE       CONT $         Per Hardcopy
------------------------------------------------------------------------------------------------------------------------

      A      ***      13676620    447407100    93-07-21         94-09-27    95-09-27       1,589          2,890     mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13133064    249546800    93-07-21         94-10-10   95-10-10         595          1,975      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13060577    334349400    90-12-11         94-12-18   95-12-18         595            425      pi
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13706295    405564100    94-03-28         95-03-30   96-03-30         820            820      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13221682    253782800    95-06-01         95-07-10   96-07-10         595          2,795      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13352106    284365600    90-07-30         94-07-10   95-12-10       1,060          1,485      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13512702    334632400    92-07-17         94-07-23   95-12-23         744            725      --
-----------------------------------------------------------------------------------------------------------------------
I     N      ***      13532643    353637401    95-01-19         95-02-10   96-02-10       2,460          2,940      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13198807    253475800    93-09-27         94-12-31   95-12-31         744            645      pi
-----------------------------------------------------------------------------------------------------------------------
I     N      ***      13537910    353619401    95-01-24         95-04-10   96-04-10         489          2,620      mp
-----------------------------------------------------------------------------------------------------------------------
I     N      ***      13564026   8355823302    95-02-07         95-02-10   95-09-10         360            360      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13187537    253411700    88-06-22         94-07-05   96-01-05         595            765     disc
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13608384    405205200    92-07-02         94-07-10   95-07-10         820            820      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13423266    306561600    89-05-17         95-06-16   96-06-16       1,952          5,110      mp
-----------------------------------------------------------------------------------------------------------------------
I     M      ***      13299551   8255357600    93-08-25         94-11-10   95-11-10         744              M      M
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13250941    253846800    87-05-29         95-07-21   96-07-21         595          2,585      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13293247    255317700    87-10-20         94-11-16   95-11-16         595            645      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13517110    334683500    91-02-28         95-05-01   96-05-01         595          3,010      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      10388894    180713100    91-04-02         94-05-28   95-10-28         595             CR      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13300925   8254734800    92-04-22         95-05-04   96-05-04         595          2,580      mp
-----------------------------------------------------------------------------------------------------------------------
I     N      ***      13527313    353540401    95-01-24         95-02-13   96-02-13         659          3,295      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13242423    253667700    88-02-23         94-04-26   95-09-26         655            645      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13050938   8136511000    90-04-02         95-06-07   96-06-07       1,045             CR      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13186312    253407701    93-08-17         94-09-10   95-09-10         595            495      pi
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13226982    253634800    92-03-11         95-06-01   96-06-01         851            695      pi
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13149348    258326502    94-06-10         94-06-10   95-06-10         368          2,312      mp
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13187427    269430800    93-08-01         94-11-20   95-11-20         820            895      --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13188213    253409800    86-11-21         95-08-15   96-08-15         820            495      pi
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13155617    231658801    94-04-13         94-08-04   95-08-04         820            820     --
-----------------------------------------------------------------------------------------------------------------------
I     A      ***      13477197     31965500    93-10-21         95-01-27   96-01-27       1,351          2,795      mp
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***            93                                                           72,150        150,025
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
             ***
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13090978    470977200    93-06-15         95-07-10   96-07-10       1,634          1,200      pi
-----------------------------------------------------------------------------------------------------------------------
      A      ***      10092537    501775000    94-09-29         94-10-10   95-10-10       3,128          3,128      --
-----------------------------------------------------------------------------------------------------------------------
      M      ***      10092537    501775001    94-11-16         94-12-27   95-12-27       1,000              M      M
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13735079    475650000    94-12-12         95-02-01   96-02-01         725            725      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13735079    475649000    94-12-27         94-12-27   95-12-27         775            775      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13723342    417967000    94-08-16         94-08-30   95-08-30         800            708      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13505605    489062100    95-05-22         95-06-10   96-06-10   NO CHARGE      NO CHARGE      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13723560    492719000    94-08-24         94-10-01   95-10-01         775            775      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      14809780    492401000    94-09-12         94-10-10   95-10-10       1,275          1,275      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13164321    417498101    94-12-05         94-12-01   95-12-01       2,808          3,744     disc
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13562785    475795002    94-12-14         95-04-10   96-04-10         536            536      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13592443    944180100    93-03-03         94-10-01   95-10-01   NO CHARGE      NO CHARGE      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13631969    485576100    93-08-11         94-08-17   95-08-17           0                     --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13654886    419604200    93-01-25         95-02-28   96-02-28           0                     --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      10098171    497442000    94-07-15         94-08-09   95-08-09         553            553      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13675584    417750200    93-07-06         95-07-10   96-07-10           0              0     Can
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13739772    499907000    95-01-19         95-03-01   96-03-01         708            708      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13446049    390235300    92-01-16         95-03-06   96-03-06         708            576      pi
-----------------------------------------------------------------------------------------------------------------------
      A      ***      10008631    418966100    94-06-08         94-10-10   95-10-10       6,000          5,995      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13665277    431158200    93-04-30         95-05-04   96-05-04       1,500          1,368      pi
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13593992    424614200    92-11-18         94-12-01   95-12-01         708            708      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      10024044    499952000    94-10-03         94-10-10   95-10-10         775            775      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13684728    418867103    93-11-30         94-12-21   95-12-02       3,792          3,408      pi
-----------------------------------------------------------------------------------------------------------------------
      A      ***      10308832    497330000    94-06-17         94-10-01   95-10-01         775            775      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      10307163    944500200    93-07-01         95-07-01   96-07-01         708            708      --
-----------------------------------------------------------------------------------------------------------------------
      A      ***      13719833    499698000    94-07-14         94-10-01   95-10-01       6,810          6,810      --
-----------------------------------------------------------------------------------------------------------------------------------

                                                          CUSTOMER LIST BY REGION
-----------------------------------------------------------------------------------------------------------------------------------
                              OUT-          Cur                                                     TOTAL
          CUST NAME           STANDING      Due          30       60       90      120      150+      REC     UNBILLED    TERMS
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***                                                                                     0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***            595             52                                                      52      543       12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***              0                                                                      0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***     -        0                                                                      0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***            595            595                                                     595        0      12 MO PMTS
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***          1,060                                                                      0    1,060       6 MO PMTS
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***     -        0                                                                      0        0      12 MO PMTS
------------------------------------------------------------------------------------------------------------------------------------

I     N      ***          2,460            223                                                     223    2,237      12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***            744            434                                                     434      310      12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------------
I     N      ***            489                                  489                               489        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     N      ***     -        0                                                                      0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***              0                                                                      0        0          3 PMTS
----------------------------------------------------------------------------------------------------------------------------------
I     A      ***     -        0                                                                      0        0       6 MO PMTS
----------------------------------------------------------------------------------------------------------------------------------
I     A      ***          1,952            208          208                                        417    1,535      10 MO PMTS
----------------------------------------------------------------------------------------------------------------------------------
I     M      ***              0                                                                      0        0      12 MO PMTS
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***              0                                                                      0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***     -        0                                                                      0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***            595                                  595                               595        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***     -        0                                                                      0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***              0                                                                      0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     N      ***              0                                                                      0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***     -        0                                                                      0        0      12 MO PMTS
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***     -    1,045                       1,045                                      1,045        0          NET 40
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***              0                                                                      0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***            851             76           76                                        152      700      12 MO PMTS
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***                                                                                     0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***     -        0                                                                      0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***                                                                                     0        0          NET 30
-----------------------------------------------------------------------------------------------------------------------------------
I     A      ***     -        0                                                                      0        0          NET 30
------------------------------------------------------------------------------------------------------------------------------------

I     A      ***          1,351            118                                                     118    1,233      12 MO PMTS
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***         26,574          3,318        1,814    2,030      156      186    1,839  9,044   17,531
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

             ***
------------------------------------------------------------------------------------------------------------------------------------

      A      ***          1,634                                                                      0    1,634         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -                                                                               0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      M      ***                                                                                     0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -      391             65           65       65       65       65             325       66   12 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -      713            418           70       70       70       70             713        0   12 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -                                                                               0        0   10 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -        0                                                                      0                 NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -                                                                               0        0        NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -      138            138                                                     138        0   10 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***            779            283                                                     283      496   10 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -      514             47                                                      47      467   12 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -        0                                                                      0            12 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -                                                                               0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -        0                                                                      0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -                                                                               0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***                                                                                     0        0    6 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -        0                                                                      0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***              0                                                                      0        0         NET 30
-----------------------------------------------------------------------------------------------------------------------------------
      A      ***     -                                                                               0        0   12 MO. PYMTS.
-----------------------------------------------------------------------------------------------------------------------------------
      A      ***            492            164          164                                        328      164   10 MO. PYMTS.
-----------------------------------------------------------------------------------------------------------------------------------
      A      ***     -        0                                                                      0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -                                                                               0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***              0                                                                      0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -        0                                                                      0        0         NET 30
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -      733                                                                      0      733   12 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

      A      ***     -    6,810            568          568      568      568      568    1,703  4,540    2,270   12 MO. PYMTS.
------------------------------------------------------------------------------------------------------------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------------
                                                          CUSTOMER LIST BY REGION  Conl $           OUT-
-----------------------------------------------------------------------------------------------------------
    CUST NAME  CUST #    CONTRACT #  CONT DATE  BILL DATE  ANN DATE   CONT $    Per Hardcopy       STANDING
-----------------------------------------------------------------------------------------------------------
    A    ***   10038380  382027300   93-12-01   95-03-10   96-03-10   3,289     2,760        pi    3,289
-----------------------------------------------------------------------------------------------------------
    A    ***   10006952  492640100   94-11-30   95-10-01   96-06-30   1,500     1,500        -     1,500
-----------------------------------------------------------------------------------------------------------
    A    ***   10048459  492639100   94-11-30   95-10-01   96-06-30     750       750        -       750
-----------------------------------------------------------------------------------------------------------
    A    ***   10330831  492638100   94-11-30   95-10-01   96-06-30     750       750        -       750
-----------------------------------------------------------------------------------------------------------
    A    ***   13677627  485385102   94-07-01   94-07-01   94-09-30     550       550        -       550
-----------------------------------------------------------------------------------------------------------
    A    ***   13677627  485386102   94-07-01   94-07-01   94-09-30     138       550        dg      138
-----------------------------------------------------------------------------------------------------------
    A    ***   13677627  485388102   94-07-01   94-07-01   94-09-30     138       550        dg      138
-----------------------------------------------------------------------------------------------------------
    A    ***   13713194  499901000   94-09-19   94-09-21   95-09-21   3,900     3,900        -
-----------------------------------------------------------------------------------------------------------
    A    ***   13731176  464681000   94-11-01   94-11-10   95-11-10   6,197     6,197        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   14292029  499429100   94-07-11   95-07-21   96-07-21     775       800        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13718955  493265100   94-11-30   95-10-01   96-06-30   2,000     2,000        -     1,000
-----------------------------------------------------------------------------------------------------------
    A    ***   13529054  492629100   94-11-30   95-10-01   96-06-01   4,000     4,000        -     3,000
-----------------------------------------------------------------------------------------------------------
    A    ***   13688959  944340200   93-06-23   95-06-30   96-06-30       0         0        Can       0
-----------------------------------------------------------------------------------------------------------
    A    ***   13417953  499693001   94-06-13   94-07-01   95-07-01   4,992     4,992        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13688443  944170100   93-01-28   94-10-01   95-10-01   NO CHARGE NO CHARGE    -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10030607  433331200   92-12-04   95-01-20   96-01-20   1,368     1,368        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   14113588  423322100   93-10-10   94-09-10   95-09-10     219       219        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13593619  469634100   93-07-30   94-08-13   95-08-13     900       900        -       900
-----------------------------------------------------------------------------------------------------------
    A    ***   17788897  501638000   94-09-07   94-12-10   95-12-10     708       708        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10310875  501515000   94-06-01   94-06-01   95-09-01   NO CHARGE NO CHARGE    -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10047753  390492200   93-02-16   95-05-10   96-05-10     708       708        -       660
-----------------------------------------------------------------------------------------------------------
    A    ***   14292018  448376200   93-03-25   95-04-02   96-04-02     708       708        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13670918  440268200   93-06-02   95-06-10   96-06-10     708       708        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13716937  500168100   94-06-17   95-06-30   96-06-30   1,500     1,500        -     1,500
-----------------------------------------------------------------------------------------------------------
    A    ***   10062358  492950000   94-10-07   95-01-19   96-01-19   2,400     2,400        -     1,848
-----------------------------------------------------------------------------------------------------------
    A    ***   10062358  499906000   94-12-01   95-01-17   96-01-17     600       600        -       375
-----------------------------------------------------------------------------------------------------------
    A    ***   13714838  501569100   94-05-18   95-06-09   96-06-09     708       708        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   14350961  944320100   95-02-06   95-02-21   96-02-21     708       708        -       615
-----------------------------------------------------------------------------------------------------------
    A    ***   13689538  406545100   93-10-10   94-10-10   95-10-10   2,592     2,203        pi        0
-----------------------------------------------------------------------------------------------------------
    A    ***   13615641  497405000   94-06-03   94-10-10   95-10-10   6,000     6,000        -     5,925
-----------------------------------------------------------------------------------------------------------
    A    ***   13615641  497408000   94-06-08   94-10-10   95-10-10     500       500        -       100
-----------------------------------------------------------------------------------------------------------
    A    ***   13720970  500188000   97-07-26   94-08-03   95-08-03     775       775        -
-----------------------------------------------------------------------------------------------------------
    A    ***   10085506  496058000   95-05-01   95-05-10   96-05-10   1,275     1,275        -     1,275
-----------------------------------------------------------------------------------------------------------
    A    ***   10085430  471102200   93-06-21   95-06-10   96-06-10   1,368     1,488              1,161
-----------------------------------------------------------------------------------------------------------
    A    ***   13427530  497001000   94-10-26   95-01-10   96-01-10   5,150     5,150        -     5,150
-----------------------------------------------------------------------------------------------------------
    A    ***   13420292  500176000   94-06-24   94-12-02   95-12-02     400       400        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13128707  944390201   94-06-15   95-06-15   96-06-15     708       586        pi      611
-----------------------------------------------------------------------------------------------------------
    A    ***   10062688  499877000   94-10-13   94-12-31   95-12-31   3,450     3,450        -     1,448
-----------------------------------------------------------------------------------------------------------
    A    ***   10062688  499877001   94-12-02   94-12-31   95-12-31     660       660        -       275
-----------------------------------------------------------------------------------------------------------
    A    ***   10062677  430010200   93-09-17   94-10-10   95-10-10     708       672        pi        0
-----------------------------------------------------------------------------------------------------------
    A    ***   10062688  499875000   94-10-13   94-11-15   95-11-15     690       690        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10062688  499876000   94-10-13   94-10-26   95-10-26     690       690        -
-----------------------------------------------------------------------------------------------------------
    A    ***   13085088  475799000   94-12-29   95-06-10   96-06-10     775       775        -       733
-----------------------------------------------------------------------------------------------------------
    A    ***   13587531  381878301   94-10-13   95-01-10   96-01-10   1,368     1,284        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13733927  475414000   94-11-29   94-12-10   95-12-10     698       775        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10084549  944470201   95-04-11   95-06-10   96-06-10   2,700     2,600        pi    2,497
-----------------------------------------------------------------------------------------------------------
    A    ***   13733927  475414000   94-11-29   94-12-10   95-12-10     698       700        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10049221  430822200   94-05-20   95-07-10   96-07-10   1,368     1,368        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13688285  944090100   93-03-28   94-10-01   95-10-01   NO CHARGE NO CHARGE    -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   10063263  487731000   95-04-25   95-09-10   96-09-10   5,949     5,924        -     5,949
-----------------------------------------------------------------------------------------------------------
    A    ***   10063285  417422101   94-09-19   94-10-05   95-10-05   1,026     1,026        -        13
-----------------------------------------------------------------------------------------------------------
    M    ***   10314426  431774200   93-04-02   95-04-19   96-04-19     775       944        dr        0
-----------------------------------------------------------------------------------------------------------
    A    ***   10314426  491462100   94-01-14   95-01-25   96-01-25     708         M        M         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13738672  478907000   95-03-17   95-03-01   96-03-01     620       620        -       620
-----------------------------------------------------------------------------------------------------------
    A    ***   13185540  501507100   94-06-06   95-07-01   96-07-01   2,850     2,850        -
-----------------------------------------------------------------------------------------------------------
    A    ***   13643064  421014201   94-11-15   94-10-10   95-10-10   3,600     3,600        -       432
-----------------------------------------------------------------------------------------------------------
    A    ***   13741070  464788000   95-02-03   95-02-27   96-02-27   5,900     5,900        -     2,963
-----------------------------------------------------------------------------------------------------------
    A    ***   10015963  419562201   94-05-11   95-06-01   96-06-01   1,368     1,368        -     1,368
-----------------------------------------------------------------------------------------------------------
    A    ***   12318365  408158200   93-06-30   95-07-10   96-07-10   1,500     1,500        -     1,500
-----------------------------------------------------------------------------------------------------------
    A    ***   13688274  94480100    94-04-29   94-10-10   95-10-10   NO CHARGE NO CHARGE    -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13675629  471138200   94-06-21   95-07-10   96-07-10   1,500     1,500        -     1,500
-----------------------------------------------------------------------------------------------------------
    A    ***   14041003  393371300   92-09-01   94-11-10   95-11-10   1,151                            0
-----------------------------------------------------------------------------------------------------------
    A    ***   14041003  393371204   95-04-25   95-06-22   96-06-22     775       775        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   14041003  393371400   94-03-14   95-03-21   96-03-21   2,592     2,592        -         0
-----------------------------------------------------------------------------------------------------------
    A    ***   13729001  492364000   94-10-10   94-11-01   95-11-01   1,800     1,800        -         0
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                  CUR                   DAYS PAST DUE                  TOTAL
-------------------------------------------------------------------------------------------------------------------
    CUST NAME     DUE     30       60         90        120     150+       REC       UNBILLED         TERMS
-------------------------------------------------------------------------------------------------------------------
    A    ***                                            3,289               3,289        0           NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0    1,500        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0      750        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0      750        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                         550      550        0        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                         138      138        0        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                         138      138        0        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                 1,000          1,000        0        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0    3,000        PURCH ORDER
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0                   12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0            WRITE OFF
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***      93                                                           93      808          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0                   NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***      73       73                                                 147      513          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***     508      508                                               1,017      483        3 MO. PYMT.
-------------------------------------------------------------------------------------------------------------------
    A    ***     243      243      243        243                             970      878          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***      63       63       63                                        188      188          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***     461       77       77                                        615        0          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***     600      600      600        600       600        2,925    5,925        0          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***      50       50                                                 100        0          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***     106                                                          106    1,169          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***     106                                                          106    1,055          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                       5,150    5,150        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***      61                                                           61      550          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***     290                                                          290    1,158          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***      55                                                           55      220          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***      67                                                           67      667          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS
-------------------------------------------------------------------------------------------------------------------
    A    ***    227                                                           227    2,270          12 MO. PYMTS
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0                   12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0    5,949          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***     13                                                            13        0          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    M    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***     58      58        58                                         174      446          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***    363                                                           363       70          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***    593                                                           593    2,370          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***  1,368                                                         1,368        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***    137                                                           137    1,363          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0                   NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***    165                                                           165    1,335          10 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          NET 30
-------------------------------------------------------------------------------------------------------------------
    A    ***                                                                    0        0          12 MO. PYMTS.
-------------------------------------------------------------------------------------------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

----------------------------------------------------------------------------------------------------------------------------------
                                                        CUSTOMER LIST BY REGION     Cont $        OUT-        Cur
CUST NAME      CUST #    CONTRACT #  CONT DATE  BILL DATE   ANN DATE    CONT $   Per Hardcopy    STANDING      Due
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13297522   413677200   92-12-04   95-01-10   96-01-10       708         708           367      61
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13683802   944360200   93-05-21   95-05-30   96-05-30     2,595       2,592         2,219     218
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10303673    49270200   94-09-16   94-09-23   95-09-23     8,000       8,000             0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13641217   433322200   92-11-30   94-10-10   95-10-10     4,641       4,641             0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13723814   437428000   94-08-30   94-09-10   95-09-10     1,500       1,500           386     137
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13485554   492783000   94-12-01   94-12-15   95-12-15       775         775             0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10051028   427500100   93-08-10   94-11-10   95-11-10     4,800       4,800         1,448     965
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10051028   487790100   94-04-13   94-05-01   95-05-01     3,625       3,625           965     483
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13740552    49990900   95-02-10   95-02-16   96-02-16     4,800       4,800         3,217     402
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13731558   492742000   94-11-10   94-11-18   95-11-18       775         775             0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13576078   501422000   95-03-06   95-03-27   96-03-27       730         730           593      66
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13576078   501423000   94-10-19   94-11-10   95-11-10       775         775           593      66
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13708064   492072101   95-06-02   95-07-15   96-07-15     2,500       2,500         2,500     210
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10094984   944270100   93-10-08   94-10-01   95-10-01   NO CHARGE   NO CHARGE           0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13734924   478718000   94-12-07   95-06-30   95-12-27     2,757       2,732         2,757
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13018453   418946100   94-12-23   94-10-01   95-10-01     2,156       1,992   ug    2,156
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13359394   413376100   93-03-04   94-03-10   95-03-10     3,402       3,402   ug
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13635573   410863101   93-09-28   94-01-10   95-01-10     3,744       3,744
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13512609   418594200   94-01-05   94-02-21   95-02-21     3,048       3,048             0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13528895   433329200   94-01-24   95-02-08   96-02-08       708         708     -     367      73
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10328573   499696000   94-07-07   94-08-01   95-08-01     1,500       1,500     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10304636   486449100   94-12-29   94-11-10   95-11-10     3,000       3,000     -
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13545050   418634300   92-08-27   95-04-01   96-04-01       708         708     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10099859   497333000   94-09-09   94-09-19   95-09-19     1,500       1,500     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13545050   418634301   94-04-02   95-04-08    96-04-8       685         685     -     685     114
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13687699   492473000   94-10-28   94-12-10   95-12-10       775         775     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10051996   432624200   94-03-09   95-02-01   96-02-01     1,368       1,080   ug        0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13564275   433385200   93-03-17   95-06-30   96-06-30       708         708     -
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10052252   419099200   92-12-18   95-04-10   96-04-10     1,368       1,368     -
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13715158   437436100   94-05-26   95-05-10   96-05-10     1,368       1,248   pi    1,368     116
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13714407   501109100   94-05-25   95-06-10   96-06-10     1,368       1,368     -   1,368   1,368
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13689901   327631501   94-01-13   95-01-13   96-01-13     2,882       2,640   pi    2,882   2,882
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10089726   419936100   94-03-10   94-03-10   95-06-15       635         635     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13645457   419233200   92-12-03   94-12-17   95-12-17       708         708     -     788      79
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13689440   475834000   95-03-17   95-04-30   96-04-30     3,000       3,000     -   2,118   2,118
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13053418   464162000   95-04-10   95-10-10   96-10-10     1,425       1,425     -   1,329
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10078735   486496000   94-09-01   94-12-31   95-12-31     2,592       2,592     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13740518   464558000   94-12-14   95-02-16   96-02-16       775         775     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   14276898   424579201   94-04-19   95-07-28   96-07-28       792         792     -
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13672725   470985200   93-12-23   95-06-24   96-06-24         0           0   Can
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13750249   463841000   95-05-04   95-05-17   96-05-17       800         795     -     800     266
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10053790   382179301   94-12-16   95-02-24   96-06-24     1,284       1,284     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13672736   470986200   93-12-05   95-06-23   96-06-23         0           0   Can       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13743483   464012000   95-03-07   95-03-09   96-03-09       840         840     -     519      87
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13720712   483880000   94-07-14   94-07-10   95-11-10       776         775     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10024167   467166000   95-05-18   95-05-10   96-05-10       695         695     -     695
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13702219   427259100   94-01-31   95-02-23   96-02-23         0           0   Can
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13683813   469832101   95-03-01   94-12-01   95-12-01       995       1,095   dg      271     109
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13716610   501595000   94-06-13   94-10-10   95-10-10     6,835       6,810   pi    7,553     570
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10092869   492701000   94-09-06   95-01-10   96-01-10       775         775     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13748161   466603000   95-04-06   95-04-28   96-04-28   NO CHARGE   NO CHARGE   -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13714755   501584100   94-05-27   95-06-15   96-06-15       708         775     -     791     132
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13753020   475456000   95-05-23   95-05-10   96-05-10       300         300     -     300      35
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13753020   475456001   95-05-23   95-05-10   96-11-10       300         300     -     300      32
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13687600   431112100   95-05-22   95-06-02   96-06-02       708         708     -
----------------------------------------------------------------------------------------------------------------------------------
    M   ***   13687600   475628000   93-10-13   94-10-10   95-10-10       708         708     -     648      59
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13038035   448917100   93-08-19   94-08-27   95-08-27     2,203       2,203     -   1,162     222
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13715181   458201100   94-05-26   95-05-10   96-05-10     1,368       1,248   pi    1,161   1,161
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13720169   469399000   94-07-11   94-08-02   95-08-02       708         708     -     603      60
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13614376   427253100   93-09-23   94-10-10   95-10-10     8,400       8,400     -     843     843
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13672747   470988200   93-06-21   95-06-23   96-06-23   NO CHARGE  NO CHARGE    -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13737077   475401000   95-01-01   95-01-13   96-01-13     5,490       5,490     -   3,203     458
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13748950   500544000   95-04-14   95-04-28   96-04-28       200         200     -       0
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   10087605   491700101   94-12-22   94-12-29   95-12-29     1,296       1,296     -
----------------------------------------------------------------------------------------------------------------------------------
    A   ***   13486304   421117101   93-12-16   94-12-30   95-12-30       600         600     -
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                 DAYS PAST DUE               TOTAL
CUST NAME                30      60      90   120   150+      REC          UNBILLED            TERMS
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                      61            305           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     218         2 ,001           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     137            249           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           3 QTRLY PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     965            483           10 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             483                                     965              0           10 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     402          2,815           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                      66            527           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                      66            527           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     210          2,290           12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0                          12 MO.PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***           2,757                                   2,757              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                        2,156      2,156              0          PURCHASE ORDER
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0          PURCHASE ORDER
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0          PURCHASE ORDER
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0          PURCHASE ORDER
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                      73            293           10 MO.PYMTS
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           12 MO.PYMTS
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           3 QTRLY PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           6 MO PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     114            571              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
-----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           3 QTRLY PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             232                                     348          1,020           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                   1,368              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                   2,882              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***              79       79     79   79     314        708             80           10 MO. PYMTS.
-----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                   2,118              0           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0          1,329           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
-----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             266      266                            798              2           3 QTRLY PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                      87            433           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             695                                     695              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     109            162           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             570      570    570   570   3,987     6,835            718           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0                             NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             132                                     264            527           6 MO PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***              35                                      70            230           10  MO. PYMTS.
 ---------------------------------------------------------------------------------------------------------------------------------
    A   ***              32                                      65            235           10 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    M   ***                                                      59            589           6 MO PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             222      222    222                     887            275           10 MO PTMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                   1,161              0           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***              60       60     60    60     301       603              1           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                     843              0           10 MO PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0                             NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***             458                                     915          2,288           12 MO. PYMTS.
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------
    A   ***                                                       0              0              NET 30
----------------------------------------------------------------------------------------------------------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

---------------------------------------------------------------------------------------------------------
                                                 CUSTOMER LIST BY REGION          CONT #           OUT-
---------------------------------------------------------------------------------------------------------
    CUST NAME   CUST #   CONTRACT #  CONT DATE  BILL DATE  ANN DATE    CONT $  Per Hardcopy     STANDING
---------------------------------------------------------------------------------------------------------
    A   ***   13486304   421117200   93-05-24   95-06-04   93-06-04     2,592     2,592       -     2,592
---------------------------------------------------------------------------------------------------------
    A   ***   13683824   944440100   92-11-01   94-10-30   95-10-30       708       708       -       188
---------------------------------------------------------------------------------------------------------
    A   ***   13734902   492409000   94-11-08   95-01-10   96-06-10     1,200     1,200       -     1,200
---------------------------------------------------------------------------------------------------------
    A   ***   13694260   478875000   94-12-02   95-07-31   96-07-31     3,416     3,416       -     3,065
---------------------------------------------------------------------------------------------------------
    A   ***   10055505   449455100   94-04-28   95-04-01   96-04-10     1,368     1,368       -       899
---------------------------------------------------------------------------------------------------------
    M   ***   10067944   417647200   93-06-15   95-07-27   96-07-27     1,368     1,368       -     1,368
---------------------------------------------------------------------------------------------------------
    A   ***   13724783   492723000   94-09-02   94-09-14   95-09-14     1,500     1,500       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13715170   437434100   94-05-26   95-05-10   96-05-10     1,368     1,248      pi     1,180
---------------------------------------------------------------------------------------------------------
    A   ***   10323679   944010101   94-08-23   94-10-31   95-10-31       945       945       -        97
---------------------------------------------------------------------------------------------------------
    A   ***   13736597   464559000   94-12-15   95-01-09   96-01-09     3,600     3,600       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13736597   493582000   94-12-15   95-01-18   96-01-18     8,400     8,400       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13043806   464369000   94-10-24   94-11-01   95-11-01     1,500     1,500       -       500
---------------------------------------------------------------------------------------------------------
    A   ***   13664210   491604100   93-10-01   95-02-10   96-02-10     5,400     3,600             5,234
---------------------------------------------------------------------------------------------------------
    A   ***   13517824   469750100   94-04-01   95-05-01   96-05-01       775       708       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13682650   500181000   94-06-27   94-11-01   95-11-01     4,392     4,392       -
---------------------------------------------------------------------------------------------------------
    A   ***   13717189   485047000   94-06-21   94-10-01   95-10-01     3,009     3,009       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   10081339   413457201   95-02-01   95-03-01   96-03-01     3,089     3,744      dg         0
---------------------------------------------------------------------------------------------------------
    A   ***   13689439   944460101   94-08-09   94-10-30   95-10-30       900       900       -
---------------------------------------------------------------------------------------------------------
    A   ***   13042126   421662200   94-05-18   95-07-10   96-07-10     4,170     4,170       -     4,170
---------------------------------------------------------------------------------------------------------
    A   ***   10305097   471254300   95-03-17   96-03-01   96-08-31       750       750       -       750
---------------------------------------------------------------------------------------------------------
    M   ***   10305097   471254200   95-03-17   94-03-01   96-03-01     1,585     1,500       -     1,585
---------------------------------------------------------------------------------------------------------
    A   ***   13184462   314324400   93-10-07   93-10-10   94-10-10     3,500     3,500       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13749766   463906000   95-04-24   95-05-10   95-10-10     1,600     1,600       -     1,600
---------------------------------------------------------------------------------------------------------
    A   ***   12901370   430371201   95-03-16   95-01-03   96-01-03     1,070     1,070       -
---------------------------------------------------------------------------------------------------------
    A   ***   13672004   401989101   93-12-03   94-12-10   95-12-10       708       708       -       220
---------------------------------------------------------------------------------------------------------
    A   ***   14286178   448797200   93-04-28   95-05-10   96-05-10     1,368       972      ug
---------------------------------------------------------------------------------------------------------
    A   ***   13256686   469802101   94-09-20   94-10-01   95-10-01     3,575     3,575       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   17814158   418511201   94-12-05   95-01-01   96-01-01     3,033     3,033       -       917
---------------------------------------------------------------------------------------------------------
    A   ***   13723043   497443100   94-08-08   95-02-10   96-02-10     1,992     1,162      ug         0
---------------------------------------------------------------------------------------------------------
    A   ***   13114423   492092100   94-02-01   95-02-08   96-02-08     1,368     1,368       -       761
---------------------------------------------------------------------------------------------------------
    M   ***   13114423   478719000   94-12-09   94-12-30   95-12-30     1,500     1,500       -
---------------------------------------------------------------------------------------------------------
    M   ***   13522846   368523300   92-09-18   94-09-10   95-09-10       708       708       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13730153   467320000   95-06-05   95-06-05   96-06-05     1,500     1,500       -     1,240
---------------------------------------------------------------------------------------------------------
    M   ***   13730153   493476000   94-10-26   94-11-04   95-11-04       750       750       -       155
---------------------------------------------------------------------------------------------------------
    A   ***   13731570   492876000   94-10-28   94-11-17   95-11-17     1,500     1,500       -       305
---------------------------------------------------------------------------------------------------------
    A   ***   10098171   497442001   94-07-15   94-08-09   95-08-09       553       553       -
---------------------------------------------------------------------------------------------------------
    A   ***   13684726   418867100   93-09-21   94-09-29   95-09-29     2,592     2,592       -         0
---------------------------------------------------------------------------------------------------------
    A   ***   13677627   485389103   94-07-01   94-07-01   94-09-30       275       550      dg       138
---------------------------------------------------------------------------------------------------------
    A   ***   13677627   485394102   94-07-01   94-07-01   94-09-30       138       550      dg       138
---------------------------------------------------------------------------------------------------------
    A   ***   13753020   475456002   95-05-23   95-05-10   96-11-10       300       300       -       300
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***        196                                                336,639   330,691           138,288
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
W   A   ***   40001333   485936100   93-10-10   95-01-14   96-01-14       695     1,865      mp
---------------------------------------------------------------------------------------------------------
W   A   ***   40001333   485937100   93-10-10   95-01-14   96-01-14       695       695       -
---------------------------------------------------------------------------------------------------------
W   A   ***   40002291   432234200   93-01-08   95-01-08   96-01-08       695     1,815      mp
---------------------------------------------------------------------------------------------------------
W   A   ***   40002291   498712100   93-09-06   94-09-06   95-09-06       695       695       -
---------------------------------------------------------------------------------------------------------
W   A   ***   40000893   499099100   93-10-26   94-10-26   95-10-26       695       695       -
---------------------------------------------------------------------------------------------------------
W   A   ***   40000893   400990200   92-08-18   94-08-18   95-08-18       695     2,480     Can
---------------------------------------------------------------------------------------------------------
W   A   ***   40000893   400990201   92-08-18   94-08-14   95-08-14       695       895      mp
---------------------------------------------------------------------------------------------------------
W   A   ***   40002835   406266100   93-01-12   95-04-30   96-04-30       695     1,290      mp       695
---------------------------------------------------------------------------------------------------------
W   A   ***   40002835   406266101   93-01-12   95-04-30   96-04-30       695     1,290      mp
---------------------------------------------------------------------------------------------------------
W   M   ***   40002835   406265100   93-01-12   95-04-30   96-04-30       695         M       M
---------------------------------------------------------------------------------------------------------
W   A   ***   40002943   009215001   90-03-10   94-03-10   96-03-10       235       235       -
---------------------------------------------------------------------------------------------------------
W   A   ***   40003692   401019201   89-06-05   94-09-23   95-09-23       595     1,985     mp,dg
---------------------------------------------------------------------------------------------------------
W   A   ***   40012320   457429000   94-10-21   94-12-03   95-12-03       695       695       -       504
---------------------------------------------------------------------------------------------------------
W   A   ***   40012320   494372000   94-10-21   94-12-03   95-12-03       695     1,290      mp       504
---------------------------------------------------------------------------------------------------------
W   A   ***   40012320   457431000   94-10-21   94-12-03   95-12-03       695     1,290      mp       504
---------------------------------------------------------------------------------------------------------
W   A   ***   40004071   064318300   92-02-19   94-06-10   98-09-10       695     1,390      mp     1,529
---------------------------------------------------------------------------------------------------------
W   A   ***   40004347   406252000   92-09-18   94-12-12   95-12-12       695     2,955
---------------------------------------------------------------------------------------------------------
W   A   ***   40004347   406253000   94-04-01   94-12-01   95-12-01       695     1,423
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                       CUR                  DAYS PAST DUE              TOTAL
---------------------------------------------------------------------------------------------------------
      CUST NAME        DUE       30     60      90     120      150+    REC     UNBILLED    TERMS
---------------------------------------------------------------------------------------------------------
    A   ***             259                                               259    2,333     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***              61                                                61      127   12 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                    1,200    1,200        0   2 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***           3,065                                             3,065        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***             150                                               150      750   10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    M   ***             139                                               139    1,229   10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***             116                                               116    1,064   12 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***              97                                                97        0   10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***             125                                               124      375   12 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***             543     543     543     543     543      543    3,255    1,979   10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     3 QTRLY PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0   12 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***             454                                               454    3,716   10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0      750    PURCHASE ORDER
---------------------------------------------------------------------------------------------------------
    M   ***             790                                               790      795    PURCHASE ORDER
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0    PURCHASE ORDER
---------------------------------------------------------------------------------------------------------
    A   ***           1,600                                             1,600        0    PURCHASE ORDER
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***              73                                                73      147     10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0   3 QTRLY PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***             306                                               306      612    10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***             139                                               139      621     10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    M   ***                                                                 0        0   3 QTRLY PYMTS
---------------------------------------------------------------------------------------------------------
    M   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***             155                                               155    1,085    10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    M   ***              78                                                78       78    10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***             153     153                                       305        0    10 MO PYMTS
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                                 0        0     NET 30
---------------------------------------------------------------------------------------------------------
    A   ***                                                      138      138        0    PURCH ORDER
---------------------------------------------------------------------------------------------------------
    A   ***                                                      138      138        0    PURCH ORDER
---------------------------------------------------------------------------------------------------------
    A   ***              32      32                                        65      235    10 MO PYMTS
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***          29,105   9,285   3,481   3,018   6,859   19,378   71,127   67,162
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
---------------------------------------------------------------------------------------------------------
        ***
------------------------------------------------------------------------------------------ ---------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***             695                                               695        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   M   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***             324                                               324      181      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***             348                                               348      157      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***             348                                               348      157      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***             695                                      695    1,390      139      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------
W   A   ***                                                                 0        0      NET 30
---------------------------------------------------------------------------------------------------------

For each agreement referred herein:
A = assignable; N = non-assignable;
M = unlocated.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

---------------------------------------------------------------------------------------------------------------------------
                                                  CUSTOMER LIST BY REGION             Cont $        OUT-     Cur
---------------------------------------------------------------------------------------------------------------------------
     CUST NAME   CUST #    CONTRACT #  CONT DATE  BILL DATE  ANN DATE     CONT $  Per Hardcopy    STANDING   Due
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40004347   406254000   94-04-01   94-12-01   95-12-01       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40004927   406112100   93-08-10   94-11-22   95-11-22       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40004927   406267100   94-01-30   95-04-03   96-04-03       695       695    -       777
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40004927   406231100   93-11-14   95-02-19   96-02-19       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40005760   499007100   93-06-22   94-09-29   95-09-29       695     1,340   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40006006   412980200   93-01-12   95-04-19   96-04-19       695       695    -       752      695
---------------------------------------------------------------------------------------------------------------------------
W     M   ***   40005984   376843300   93-04-22   95-04-02   96-04-02     1,390         M   M        799      695
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40006152   426296200   93-04-25   95-07-20   96-07-20       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40006196   494221100   94-03-19   95-05-20   96-05-20       695     1,553   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40008334   063954201   91-09-27   94-09-30   95-09-30       595     2,520   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40012054   400912200   92-08-15   94-08-15   95-08-15       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40009308   400929100   92-08-19                         NO CHG     NO CHG    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40009616   400396300   94-01-13                         NO CHG        695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40009627   006525000   89-08-02                         NO CHG     NO CHG    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40010216   485453100   93-10-10   95-01-13   96-01-13       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40010216   406271100   94-01-30   95-04-19   95-04-19     1,390     1,390    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40013110   429113100   93-04-06   94-06-12   95-06-12       595       595    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40014951   506251100   93-07-16   94-09-22   95-09-22       695     1,665   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40015822   064739200   92-04-06   95-04-06   96-04-06       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40015952   542611400   93-06-21   94-09-08   95-09-08       595       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40008464   063919200   92-07-15   94-09-27   95-09-27       895       845    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40008497   406236000   94-06-13   94-06-13   95-06-13       895       870    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40009010   506255100   93-07-20   94-09-30   95-09-30       695     1,310   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40012122   494234100   94-03-19   95-06-20   96-06-20       752     1,340   mp       752      752
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40012100   494233100   94-03-19                         NO CHG     NO CHG    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40012627   489279000   90-01-10   95-01-10   96-01-10       495       470    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40012627   489280100   93-12-22   94-12-22   95-12-22       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40013279   506543100   94-03-08   95-03-09   96-03-09       695       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40003997   063499200   91-08-10   94-08-10   95-08-10       644     1,490   mp       644      644
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40013363   062699200   90-06-14   94-09-27   95-09-27       595       795
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40001674   412997200   93-01-13   95-04-14   96-04-14       695       920   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40001979   506202100   92-09-15   94-10-31   95-10-31       695     1,291   mp
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40002097   413081200   87-03-26   95-03-24   96-03-24       695       495   ug
---------------------------------------------------------------------------------------------------------------------------
W     M   ***   40002729   062768301   94-04-01   94-11-01   95-11-01       695         M   M
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40014412   400336200   92-05-10   95-05-10   96-05-10       695     3,005   mp       723
---------------------------------------------------------------------------------------------------------------------------
W     M   ***   40019112   447177200   93-04-22   95-04-22   96-04-22     1,790         M   M      2,047
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40010607   063469200   91-11-20   94-12-04   95-12-04       595       595    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40009764   400530000   90-09-03   94-12-16   95-12-16       595       695    -
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40009764   061775200   92-09-15   94-09-12   95-09-12       695     1,140   mp       325
---------------------------------------------------------------------------------------------------------------------------
W     A   ***   40016614   376435300   92-06-08   95-06-08   96-06-08     1,390     1,390    -       777
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                           46                                            39,756    57,732         11,333    5,195
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                        448,545   538,448        176,196   37,618
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           DAYS PAST DUE          TOTAL
-------------------------------------------------------------------------------
CUST NAME        30     60    90   120   150+      REC    UNBILLED     TERMS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***          695                        695       82       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                     695       57       NET 30
-------------------------------------------------------------------------------
W     M   ***                                     695      104       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0            LIEU/ADVERTISE
-------------------------------------------------------------------------------
W     A   ***                                       0                NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0                NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                     752        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0                NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                     644        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     M   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0      723       NET 30
-------------------------------------------------------------------------------
W     M   ***          695           895             1,590      457       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0        0       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0      325       NET 30
-------------------------------------------------------------------------------
W     A   ***                                       0      777       NET 30
-------------------------------------------------------------------------------
                0    1,390   0       895   695  8,175    3,158
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           11,099   6,901   3,174 7,941 21,912 88,345   87,850
-------------------------------------------------------------------------------

For each agreement referred herein:
A = assignable; N = non-assignable;
M = unlocated.

                                    Page 6

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   EXHIBIT G
                                   ---------

                        TRW REDI SUBSCRIPTION AGREEMENT


[LOGO]    TRW REDI PROPERTY DATA                                  Unless otherwise stipulated and agreed to herein, this is an
          1700 N.W. 66th Avenue, Ft. Lauderdale, FL 33313         ANNUAL (12-MONTH) LEASE AGREEMENT for TRW REDI products and/or
          1-800-345-7334                                          services, as specified below, relating to....

                                                                                                                           EXHIBIT G
------------------------------------------------------------------------------------------------------------------------------------
This is an [_] ORIGINAL-LEASE AGREEMENT
           [_] ADDENDUM (Continuation and/or Revision)
Revision)                                                    PRODUCTS COUNTY NAME              COUNTY       STATE      EDITION
------------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                                    CUSTOMER (BILLING) ADDRESS IS LOCATED IN

                                                                          [_] Same county as shown above    [_] Other COUNTY NUMBER
                      NAME OR TRADEMARK OF CUSTOMER
------------------------------------------------------------------------------------------------------------------------------------
REP: IF CUSTOMERS NAME OR BILLING ADDRESS HAS CHANGED SINCE LAST          COUNTY NAME          STATE
     AGREEMENT SEE INSTRUCTIONS ON REVERSE SIDE.
------------------------------------------------------------------------------------------------------------------------------------
BILLING / CORRESPONDENCE                                                  SHIP TO & PICK UP FROM
ADDRESS                                                                   ADDRESS/IF SAME LEAVE BLANK

-----------------------------------------------------------------------   --------------------------------------------------------
Street Address                      Department Room Number                Street Address      Department Room Number     Ship Code

-----------------------------------------------------------------------   --------------------------------------------------------
City                                State                                 City                                           State

-----------------------------------------------------------------------   --------------------------------------------------------
Zip Code           Area Code        Telephone                             Zip Code          Area Code                   Telephone

-----------------------------------------------------------------------   --------------------------------------------------------
             Attention Of           Department                                       Attention Of                       Department

-----------------------------------------------------------------------   --------------------------------------------------------

                                 PLEASE SUPPLY STREET ADDRESS, WE CANNOT SHIP TO A POST OFFICE BOX
------------------------------------------------------------------------------------------------------------------------------------
                  CHECK PRODUCTS and/or SERVICES ORDERED....
          APPLICABLE TO THE ABOVE NAMED COUNTY OR THIS AGREEMENT ONLY
------------------------------------------------------------------------------------------------------------------------------------
[X]     Deliver        IF THIS ORDER IS FOR      # OF       PRODUCT COMPONENTS
      -----------      LESS THAN FULL COUNTY     SETS         and/or SERVICES
        No    Yes      give "SPLIT" specifics.   ORDERED
       Has                                      (if more
     Already                                     than 1)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY ASSESSOR # (NUMERICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY NAME (ALPHABETICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY CATEGORY (INVEST. PACKAGE)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            ASSESSOR MAPS
------------------------------------------------------------------------------------------------------------------------------------
                                                            "REALTY DIRECTORY" (OWNERSHIP)
------------------------------------------------------------------------------------------------------------------------------------
                                                            "AERIAL & MARSEES ATLAS"
------------------------------------------------------------------------------------------------------------------------------------
                                                            RECORDED PLATS LIBRARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            RECORDED PLATS UPDATE SERVICE
------------------------------------------------------------------------------------------------------------------------------------
                                                            SALES TRANSACTIONS/OWNERSHIP UPDATES
------------------------------------------------------------------------------------------------------------------------------------
                                                            OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                                                            OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                       SERIAL NUMBER                        MICROFICHE READER (VIEWER)
                       (If Known)
------------------------------------------------------------------------------------------------------------------------------------
                               Annual Membership / Access Fee:  NATIONAL DATA RESEARCH CENTER (DRC)
------------------------------------------------------------------------------------------------------------------------------------
*  Check which report             REDI          REDI                                                             WEEKLY
   and circle frequency           REALTY        C I & L                          ---------------------------    MONTHLY
                             [_]  REPORT  [_]  REPORT      [_]  OTHER                       TITLE              QUARTERLY
------------------------------------------------------------------------------------------------------------------------------------

=========================      =====================
 CUSTOMER ACCOUNT NUMBER       THIS AGREEMENT NUMBER
-------------------------      ---------------------
[1][_][_][_][_][_][_]            [0][4][6][6][5][0]

REP: If this is an ADDENDUM the number above MUST be crossed out (on all copies).

=========================      =====================
ORIGINAL LEASE NUMBER              BILLING ONLY
-------------------------      ---------------------
[_][_][_][_][_][_][_]  -            [_][_][_]

=========================      ======================
  FIELD REPRESENTATIVE         SUPPORT REPRESENTATIVE
-------------------------      ----------------------

-------------------------      ----------------------
Name               Number      Name            Number
-------------------------      ----------------------

=========================      =====================
LEASE TYPE                     ADDENDUM TYPE
   NEW ACCOUNT                     CONTINUANCE AS IS
-------------------------      ---------------------
REP: Check here if  [_]        Continuance downgrade
this is a former customer
-------------------------      ---------------------
[_]  New Existing Account      [_]  Add-on
[_]  Superceding Lease*        [_]  Superceding*
-------------------------      ---------------------

====================================================
REP:  If this is a super-
ceding lease, enter here the
number of the lease it is
replacing
-----------------------------------------------------

[_] UPON DELIVERY OF PRODUCTS ORDERED HEREIN, ON THE
    MONTH OF _______________________________ 199 ___

=========================      =====================
  DATE OF THIS AGREEMENT         LEAD SOURCE CODE
-------------------------      ---------------------
  [_][_] [_][_] [9][_]            [_][_][_][_]
-------------------------      ---------------------
  Month   Day    Year
-----------------------------------------------------

==========================================================================================================
                                      ANNUAL LEASE AMOUNT
----------------------------------------------------------------------------------------------------------
Lease amount or 12 months  $_______________        Extended Term Lease  $_______________
                                                                            (2nd Year)
Add on                      _______________
(Less Credits if any)      (_______________)       Extended Term Lease  $_______________
                                                                            (3rd Year)
               SUB-TOTAL   $_______________
          SALES USE TAX:    _______________
   TOTAL PAYABLE +         $_______________        TOTAL PAYABLE FOR LEASE TERMS ELECTED: $_______________
       SHIPPING/HANDLING   $     25.00                            (Plus applicable excess charges)
                            ---------------
REP: If this is a "Special Rush" order via UPS 2-day service or Federal Express, change shipping charge above to $50.00.
==========================================================================================================

==============================================================================================================
              PAYMENT TERMS                                                  FOR THE LEASSEE
--------------------------------------------------------------------------------------------------------------
A finance charge equal to the lesser of (a) 1.5% or         The undersigned hereby affirms that he/she is duly
(b) the maximum rate permitted by law, will be              authorized to commit the lessee to all Terms and
added to any unpaid balance hereon.                         Conditions set forth in this agreement...including
                                                            any "Extended Term" elected herein.
( )  PAID IN FULL
( )  PAYABLE NET 30 DAYS                                    --------------------------------------------------
( )  PURCHASE ORDER                                                  Authorizer's Name (Please Print)
     PO # ________________________
OTHER (Rep Explain):                                        --------------------------------------------------
                                                                            Authorizer's Title
                                                            X
                                                            --------------------------------------------------
                                                                          Authorizer's Signature
$__________ Check Attached
( )  CREDIT CARD                                            Customer's Business Category Code: [_][_]
HQ USE ONLY                                                 (See Other Side)
TERM CODE [_][_]
--------------------------------------------------------------------------------------------------------------

[LOGO]    TRW REDI PROPERTY DATA                                  Unless otherwise stipulated and agreed to herein, this is an
          1700 N.W. 66th Avenue, Ft. Lauderdale, FL 33313         ANNUAL (12-MONTH) LEASE AGREEMENT for TRW REDI products and/or
          1-800-345-7334                                          services, as specified below, relating to....

                                                                                                                           EXHIBIT G
------------------------------------------------------------------------------------------------------------------------------------
This is an [_] ORIGINAL-LEASE AGREEMENT
           [_] ADDENDUM (Continuation and/or Revision)
Revision)                                                    PRODUCTS COUNTY NAME              COUNTY       STATE      EDITION
------------------------------------------------------------------------------------------------------------------------------------
LESSEE                                                                    CUSTOMER (BILLING) ADDRESS IS LOCATED IN

                                                                          [_] Same county as shown above    [_] Other COUNTY NUMBER
                      NAME OR TRADEMARK OF CUSTOMER
------------------------------------------------------------------------------------------------------------------------------------
REP: IF CUSTOMERS NAME OR BILLING ADDRESS HAS CHANGED SINCE LAST          COUNTY NAME          STATE
     AGREEMENT SEE INSTRUCTIONS ON REVERSE SIDE.
------------------------------------------------------------------------------------------------------------------------------------
BILLING / CORRESPONDENCE                                                  SHIP TO & PICK UP FROM
ADDRESS                                                                   ADDRESS/IF SAME LEAVE BLANK

-----------------------------------------------------------------------   --------------------------------------------------------
Street Address                      Department Room Number                Street Address      Department Room Number     Ship Code

-----------------------------------------------------------------------   --------------------------------------------------------
City                                State                                 City                                           State

-----------------------------------------------------------------------   --------------------------------------------------------
Zip Code           Area Code        Telephone                             Zip Code          Area Code                   Telephone

-----------------------------------------------------------------------   --------------------------------------------------------
             Attention Of           Department                                       Attention Of                       Department

-----------------------------------------------------------------------   --------------------------------------------------------

                                 PLEASE SUPPLY STREET ADDRESS, WE CANNOT SHIP TO A POST OFFICE BOX
------------------------------------------------------------------------------------------------------------------------------------
                  CHECK PRODUCTS and/or SERVICES ORDERED....
          APPLICABLE TO THE ABOVE NAMED COUNTY OR THIS AGREEMENT ONLY
------------------------------------------------------------------------------------------------------------------------------------
[X]     Deliver        IF THIS ORDER IS FOR      # OF       PRODUCT COMPONENTS
      -----------      LESS THAN FULL COUNTY     SETS         and/or SERVICES
        No    Yes      give "SPLIT" specifics.   ORDERED
       Has                                      (if more
     Already                                     than 1)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY ASSESSOR # (NUMERICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY NAME (ALPHABETICAL)
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
                                                            Microfiche:
                                                            OWNERSHIP BY CATEGORY (INVEST. PACKAGE)
------------------------------------------------------------------------------------------------------------------------------------
                                                            ASSESSOR MAPS
------------------------------------------------------------------------------------------------------------------------------------
                                                            "REALTY DIRECTORY" (OWNERSHIP)
------------------------------------------------------------------------------------------------------------------------------------
                                                            "AERIAL & MARSEES ATLAS"
------------------------------------------------------------------------------------------------------------------------------------
                                                            RECORDED PLATS LIBRARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            RECORDED PLATS UPDATE SERVICE
------------------------------------------------------------------------------------------------------------------------------------
                                                            SALES TRANSACTIONS/OWNERSHIP UPDATES
------------------------------------------------------------------------------------------------------------------------------------
                                                            OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                                                            OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                       SERIAL NUMBER                        MICROFICHE READER (VIEWER)
                       (If Known)
------------------------------------------------------------------------------------------------------------------------------------
                               Annual Membership / Access Fee:  NATIONAL DATA RESEARCH CENTER (DRC)
------------------------------------------------------------------------------------------------------------------------------------
*  Check which report             REDI          REDI                                                             WEEKLY
   and circle frequency           REALTY        C 1 & L                          ---------------------------     MONTHLY
                             [_]  REPORT  [_]  REPORT      [_]  OTHER                       TITLE              QUARTERLY
------------------------------------------------------------------------------------------------------------------------------------

=========================      =====================
????????????????????           THIS AGREEMENT NUMBER
-------------------------      ---------------------
[1][_][_][_][_][_][_]            [0][4][6][6][5][0]

REP: If this is an ADDENDUM the number above MUST be crossed out (on all copies).

=========================      =====================
ORIGINAL LEASE NUMBER              BILLING ONLY
-------------------------      ---------------------
[_][_][_][_][_][_][_]  -            [_][_][_]


[illegible copy]

=========================      =====================
LEASE TYPE                     ADDENDUM TYPE
   NEW ACCOUNT                     CONTINUANCE AS IS
-------------------------      ---------------------
REP: Check here if  [_]        Continuance downgrade
this is a former customer
-------------------------      ---------------------
[_]  New Existing Account      [_]  Add-on
[_]  Superceding Lease*        [_]  Superceding*
-------------------------      ---------------------

====================================================
REP:  If this is a super-
ceding lease, enter here the
number of the lease it is
replacing
-----------------------------------------------------

[_] UPON DELIVERY OF PRODUCTS ORDERED HEREIN, ON THE
    MONTH OF _______________________________ 199 ___

=========================      =====================
  DATE OF THIS AGREEMENT         LEAD SOURCE CODE
-------------------------      ---------------------
  [_][_] [_][_] [9][_]            [_][_][_][_]
-------------------------      ---------------------
  Month   Day    Year
-----------------------------------------------------

==========================================================================================================
                                      ANNUAL LEASE AMOUNT
----------------------------------------------------------------------------------------------------------
Lease amount or 12 months  $_______________        Extended Term Lease  $_______________
                                                                            (2nd Year)
Add on                      _______________
(Less Credits if any)      (_______________)       Extended Term Lease  $_______________
                                                                            (3rd Year)
               SUB-TOTAL   $_______________
          SALES USE TAX:    _______________
   TOTAL PAYABLE +         $_______________        TOTAL PAYABLE FOR LEASE TERMS ELECTED: $_______________
       SHIPPING/HANDLING   $     25.00                            (Plus ?????? excess charges)
                            ---------------
==========================================================================================================

==============================================================================================================
              PAYMENT TERMS                                                  FOR THE LEASSEE
--------------------------------------------------------------------------------------------------------------
A finance charge equal to the lesser of (a) 1.5% or         The undersigned hereby affirms that he/she is duly
(b) the maximum rate permitted by law, will be              authorized to commit the lessee to all Terms and
added to any unpaid balance hereon.                         Conditions set forth in this agreement...including
                                                            any "Extended Term" elected herein.
( )  PAID IN FULL
( )  PAYABLE NET 30 DAYS                                    --------------------------------------------------
( )  PURCHASE ORDER                                                  Authorizer's Name (Please Print)
     PO # ________________________
OTHER (Rep Explain):                                        --------------------------------------------------
                                                                            Authorizer's Title
                                                            X
                                                            --------------------------------------------------
                                                                          Authorizer's Signature
$__________ Check Attached
( )  CREDIT CARD                                            Customer's Business Category Code: [_][_]
MO USE ONLY                                                 (See Other Side)
TERM CODE [_][_]
--------------------------------------------------------------------------------------------------------------

TRW REDI Property Data                                                                                                   [LOGO]
CD ROM Subscription Agreement                                                                                            TRW-REDI
==================================================================================================================================
Date of Agreement               Field Representative      Number/Name                        Customer Account Number
[_][_] [_][_] [_][_]            [_][_][_]_________________________________________________   [_][_] - [_][_][_][_][_][_]
Month   Day   Year              [_][_][_]_________________________________________________
==================================================================================================================================
Subject to the terms and conditions of this agreement, TRW REDI      =============================================================
Property Data ("Licensor") grants to Licensee, identified below      LICENSED AREAS      # COPIES   N/R   $ ADD ON   ANNUAL PRICE
and Licensee accepts a limited non-exclusive, non-transferable       -------------------------------------------------------------
license without right of sub-license, to use the information
published by the Licensor on CD-ROM disk(s) listed herein (the       -------------------------------------------------------------
"Information"), and a limited, non-exclusive, non-transferable
license, without the right of sub-license, to use the Retrieval      -------------------------------------------------------------
Software only for the purposes of retrieving the information from
CD-ROM disk(s) at the Licensee's location, solely during the term    -------------------------------------------------------------
and in concordance with the terms, conditions, and restrictions of
this agreement.                                                      -------------------------------------------------------------

TERMS AND CONDITIONS.                                                -------------------------------------------------------------
1.  ACCOUNT ESTABLISHMENT FEE: The Licensee shall pay TRW
    REDI a one-time, non-refundable account establishment fee.       -------------------------------------------------------------
2.  PRODUCT SHIPPING COSTS:  The Licensee shall pay TRW REDI
    recurring product shipping fees.                                 -------------------------------------------------------------
3.  PRODUCT DEFINITION:  The information, the CD disks containing
    the information, the retrieval software, and the security        -------------------------------------------------------------
    system together constitute "The Product."
4.  PAYMENT TERMS:                                                   -------------------------------------------------------------
    [____________] equal payment payable [____________]
5.  TERM:                                                            -------------------------------------------------------------
    The initial term of this agreement shall be for [_________]
    months, commencing [___________] through [____________]          -------------------------------------------------------------
    and is non-cancelable during that period; however, the Licensor                                       Sub Total:
    may terminate the licenses granted herein at any time without                                      Product Shipping Fee:
    notice if the Licensee breaches this agreement. This agreement                                            Sales/Use Tax:
    will renew automatically for successive twelve month periods                                              TOTAL $:
    unless canceled by either party in writing not less than thirty  -------------------------------------------------------------
    (30) days prior to the expiration of any term.                                                        Monthly Payment $:
6.  ACCEPTANCE:  This agreement shall be deemed accepted by the      -------------------------------------------------------------
    Licensor upon issuance of the Product to the Licensee.
7.  ENTIRE UNDERSTANDING:  This agreement (constituting this page    THE FOLLOWING ITEMS ARE PAYABLE IN ADVANCE:
    and the additional terms and conditions on the reverse hereto,
    sets forth the entire understanding between the Licensor and     -------------------------------------------------------------
    the Licensee and supersedes all prior agreements, memoranda,                                        First Service Month:
    arrangements, and understandings relating to the subject                                      Account Establishment Fee:
    matter hereof and may only be amended subsequent written                                  PAYABLE WITH THIS AGREEMENT $:
    agreement of the parties hereto.                                 -------------------------------------------------------------
==================================================================================================================================
SUBSCRIBER'S ACCEPTANCE

Account Name:____________________________________________________________________________       Telephone Number:_________________
[_]  Individual      [_] Partnership      [_] Corporation      [_] dba

Address:_________________________________________________________________________________
City, State, Zip Code:___________________________________________________________________
Authorized Signature:____________________________________________________________________       Date:_____________________________
Print Name:______________________________________________________________________________       Title:____________________________
==================================================================================================================================
                                        TRW REDI Property Data . 3610 Central Avenue . Riverside California 92506 . (800) 345-7334

ON-LINE SUBSCRIPTION                                            TRW REDI
Agreement                                                       PROPERTY DATA

                                                                                                                              [LOGO]
                                                                                                                            TRW-REDI
====================================================================================================================================
Date                                               Account Representative                           Existing TRW REDI Account Number

-----------------------------------------------    ---------------------------------------------    --------------------------------
       .      ACCOUNT ESTABLISHMENT FEE
              The Subscriber shall pay TRW RED Property Data (hereinafter referred to as "TRW REDI") a one-time Account
              Establishment Fee in the amount of $________. The Subscriber may cancel Application for service and receive a full refund of the Establishment Fee for any reason up to three (3) business days after the initial date of application.
              After the three (3) days cancellation period has expired, TRW REDI will not refund the Account Establishment Fee for any reason. A reinstatement fee of $150 will be charged for all accounts which have been cancelled for ninety (90)
              days or more.

       .      CONTRACT TERMS AND RATES (Select one and initial)

______ A)     STANDARD ANNUAL TERM WITH REDUCED WEEKEND RATES
Initial       The term of this agreement shall be twelve (12) months effective ______/_____/______ and will automatically renew for successive twelve (12) month periods unless cancelled by either party in writing not less than thirty (30) days prior to the expiration of any term.

              The Subscriber will be billed a monthly minimum of $_______. The combined usage from all databases and usernames is applied to the total monthly minimum charge.

              Reduced weekend rates of __________ cents per minute for 300/1200 baud access and ______ cents per minute for 2400 baud access for usage on the Real Property File only between the hours of 7:00 PM Friday and 7:00 A.M. Monday, Local
              Time. Reduced weekend rates will be effective only after the monthly minimum has been met at the standard rates.
              Billing for any usage prior to the above effective date will be calculated at the per minute rate noted herein.

_____  B)     ANNUAL FIXED FEE
Initial       The initial term of this agreement shall be twelve (12) months, effective _____/______/___, and will automatically renew for successive twelve (12) month periods unless cancelled by either party in writing not less than thirty (30)
              days prior to the expiration of any term.

              FIXED MONTHLY FEE OPTIONS (Select and initial one:)
              1)  300/1200 Baud Option ____ (Initial and date here)
                  The Subscriber will be billed a fixed monthly fee of $_______ for access to the Real Property File at 300 or 1200 baud, providing the Subscriber up to _____ minutes (____ hours) of usage per month. Each minute of usage (at 300 or 1200 baud) which exceeds the monthly time allotment will be billed at the rate of _____ cents per minute, in the event the Subscriber elects to access the On-Line Service at 2400 baud, the fixed monthly fee will remain the same, however. the per minute charge will be billed at the rate of ______ cents per minute, thereby reducing the amount of time provided at the 300/1200 baud fixed monthly fee.
              2)  2400 Baud Option ____ (Initial and date here)
                  The Subscriber will be billed a fixed monthly fee of $______ for access to the Real Property File at 300, 1200 or
                  2400 baud, providing the Subscriber up to ____ minutes (____ hours) of usage per month. Each minute of usage which exceeds the monthly time allotment, will be billed at the rate of _____ cents per minute.

              Usage on all other databases will be accumulated separately from the Real Property File. The Subscriber will be billed for usage on all other databases at the standard rates according to the On-Line Price List, dated _______, __. Billing for any usage prior to the above effective date will be calculated at the per minute rate noted herein.

_____  C)     OTHER _________________________________________
Initial       The Subscriber shall be billed a monthly minimum charge of $______. The combined usage from all databases and usernames is applied to the total monthly minimum charge.

              This agreement shall remain in full force and effect until terminated by either party upon thirty (30) days advance, written notice to the other party. For the month in which termination becomes effective, the Subscriber will pay TRW
              REDI the actual accrued charges or the full monthly minimum charge, whichever is greater. Billing for any usage prior to the above effective date will be calculated at the per minute rate noted herein.

_____  D)     PREPAID ANNUAL WITH NO MONTHLY MINIMUM
Initial       The term of this agreement shall be twelve (12) months effective _____/_____/____.

              Subscriber shall pay TRW RED the sum of $_______ to be applied to the Subscriber's account as a prepaid, non-
              refundable, annual minimum fee. The charges for actual usage shall be deducted from this credit balance on a monthly basis. In the event that the prepaid balance is depleted prior to the expiration of this agreement, the Subscriber shall be billed for accumulated monthly usage per the payment terms set forth on the reverse side hereof for the remainder of the annual term. Billing for any usage prior to the above effective date will be calculated at the per minute rate noted herein.

       .      ON-LINE DATABASE ACCESS AND RATES  (FOR APPLICABLE FEES, REFER TO THE "ON-LINE PRICE LIST," DATED ___________)
              All Subscribers will be given access to the Real Property File for their "local" region. Subscriber also requests access to additional databases specified below:

              _____________________________________   _____________________________________   ____________________________________

              _____________________________________   _____________________________________   ____________________________________

              _____________________________________   _____________________________________   ____________________________________
              The undersigned Subscriber understands the uses and limitations of the On-Line Service and databases with regard to the available data items. Further, the Subscriber accepts and acknowledges the terms and conditions set form on the reverse side hereof.

====================================================================================================================================

SUBSCRIBER'S ACCEPTANCE (Including required Subscriber's initials, where noted above)

Account Name:____________________________________________________________________________       Telephone Number:_________________
[_]  Individual      [_] Partnership      [_] Corporation      [_] dba

Address:_________________________________________________________________________________
City, State, Zip Code:___________________________________________________________________
Authorized Signature:____________________________________________________________________       Date:_____________________________
Print Name:______________________________________________________________________________       Title:____________________________
==================================================================================================================================

                                   EXHIBIT H
                                   ---------

                            FORM OF PROMISSORY NOTE

                                PROMISSORY NOTE

$750,000                                                   San Diego, California
                                                           As of August 31, 1995

          1.   OBLIGATION.  COMPS InfoSystems, Inc., a Delaware corporation
               ----------
("Maker"), for value received, hereby promises to pay to TRW REDI Property Data, (together with any successors and assigns, "Holder"), or order, at 5601 East La Palma Avenue, Anaheim, California 92807, or at such other place as holder may specify, the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000).

          2.   INTEREST RATE.  Beginning on the fourth anniversary date,
               -------------
December 1, 1999, any unpaid principal balance shall begin bearing interest at a fixed rate per annum of Eight Percent (8%). Prior to December 1, 1999, this note shall not be interest bearing.

          3.   PAYMENT SCHEDULE.  Payment of principal shall be made according
               ----------------
to the Schedule attached hereto as Schedule A. Whenever any payment to be made
                                   ----------
under this Note is stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of California (any other day being a "Business Day"), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

          4.   PREPAYMENTS; APPLICATION.  This Note may be prepaid in whole or
               ------------------------
in part at anytime without penalty or premium. Any principal prepayment shall be accompanied by a payment of the interest which has accrued on the amount prepaid. All prepayments of principal shall be applied to principal installments in the inverse order of their maturity (that is, against the last principal installment first). Payments received with respect to this Note shall be applied first to any fees and expenses then owing, second to unpaid accrued interest, and lastly to unpaid principal.

          5.   EVENTS OF DEFAULT.  The occurrence of any of the following shall
               -----------------
constitute an "Event of Default" under this Note:

          (a) Maker shall fail to pay any principal, interest or other amounts payable under this Note within ten (10) days after such principal, interest or other amount shall be due and payable; or

          (b) Maker shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of any substantial portion of its property, or shall make a general assignment for the benefit of creditors; Maker shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Bankruptcy Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Maker, and such involuntary petition or proceeding is not dismissed within sixty days of its filing or commencement; or Maker shall file an answer admitting the jurisdiction of such a court and the material allegations of any involuntary petition; or Maker shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors; or

          (c) Maker shall become insolvent or become unable to fulfill its financial obligations as they mature.

          6.   MAXIMUM RATE.  All agreements which either are now or which shall
               ------------
become agreements between Maker and the holder of this Note are hereby expressly limited so that in no contingency or event whatever, whether by reason of deferment of advancement of the indebtedness represented by this Note, or otherwise, shall the amount paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount of interest permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof or of any other agreement between Maker and the holder hereof, at the time performance of such provision shall be due, shall involve exceeding the maximum limit as prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced so as not to exceed said limit.

          7.   COMPLIANCE WITH PURCHASE AGREEMENT.  Notwithstanding the above,
               ----------------------------------
Maker's performance under this Promissory Note is subject to and conditioned upon Holder's full compliance with the terms of that certain Purchase Agreement between Maker and Holder executed as of the date hereof (the "Purchase Agreement"), and Maker shall be entitled as a defense to any proceeding to enforce this Promissory Note to advance any defenses available to Maker pursuant to the Purchase Agreement.

          8.   WAIVER.  Presentment, demand, protest, notices of protest,
               ------
dishonor and non-payment of this Note and all notices of every kind are hereby waived, except notices required by this Note. No single or partial exercise of, or forbearance from exercising, any power hereunder or under any guaranty pertaining to this Note shall preclude other or further exercises thereof or the exercise of any other power.

          9.   GOVERNING LAW.  Principal and interest are payable in lawful
               -------------
money of the United States. This Note has been executed and delivered by Maker in the State of California and shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

               Maker:


               COMPS InfoSystems, Inc.,
               a Delaware corporation

               By:   /s/ Christopher Crane
                  ------------------------------------
               Christopher Crane, President

                                   EXHIBIT A
                                   ---------

                              REPAYMENT SCHEDULE
                              ------------------

     Date                          Amount Due
     ----                          ----------
     December 1, 1996              $125,000
     December 1, 1997              $125,000
     December 1, 1998              $125,000
     December 1, 1999              $125,000
     December 1, 2000              $125,000 + accrued interest
     December 1, 2001              $125,000 + accrued interest

                                   EXHIBIT I
                                   ---------

                            NONDISCLOSURE AGREEMENT

                               [To be Completed]

                                                                       EXHIBIT I

                       CONFIDENTIAL DISCLOSURE AGREEMENT
                       ---------------------------------

          This AGREEMENT is made and entered into on August 7, 1995 (the "Effective Date"), by and between COMPS, Inc. having a principal place of business at San Diego, California ("RECIPIENT") and TRW REDI Property Data ("TRW REDI").

          WHEREAS, TRW REDI desires to disclose to RECIPIENT Proprietary Information (as defined below) relating to its Commercial and Industrial Property Data Publishing business for the purpose of RECIPIENT conducting due diligence for a sale of assets by TRW REDI to RECIPIENT (the "Purpose").

          TRW REDI and RECIPIENT agree as follows:

          1. For the purposes of this Agreement, "Proprietary Information" means all information originated by or otherwise peculiarly within the knowledge of TRW REDI and those in privity with TRW REDI and which TRW REDI protects against unrestricted disclosure to others.

          2. In consideration of TRW REDI disclosing Proprietary Information to RECIPIENT, RECIPIENT shall hold all Proprietary Information in trust and confidence, shall use same only for the Purpose, and shall not disclose Proprietary Information to persons outside RECIPIENT or to any of its employees not directly concerned with furthering the Purpose.

          3. RECIPIENT shall have no obligation with respect to any Proprietary Information (a) after the same is published or becomes generally available through no act or failure to act on the part of Recipient, (b) after the same is received by RECIPIENT from a third party having no obligation to TRW REDI with respect thereto, or (c) is independently developed by RECIPIENT.

          4. No specific item of Proprietary Information shall be deemed to be within any one of the foregoing exceptions merely because such item is embraced by more general information that is within such exception.

          5. Prior to disclosure of Proprietary Information to any employee, RECIPIENT shall fully advise such employee that he or she is required to hold in confidence all information and that such information is not to be disclosed to persons outside his or her organization nor to any co-employee not directly concerned with furthering the Purposes. RECIPIENT shall maintain between itself and its officers, employees and consultants duly binding agreements by such persons as may be necessary to fulfill the confidence obligations of RECIPIENT under this Agreement. RECIPIENT shall not disclose Proprietary Information to consultants without the prior written approval of TRW REDI.

          6. This Agreement may be terminated at any time by either party giving thirty (30) days prior written notice to the other party. Unless earlier terminated, this Agreement shall expire one (1) year from the Effective Date. The RECIPIENT'S obligation to protect Proprietary Information shall survive any such termination for a period of two (2) years.

          7. No rights or obligations other than those expressly recited herein are to be implied from this Agreement.

          8. All documents, drawings and writings disclosing Proprietary Information to RECIPIENT and all copies thereof shall be returned promptly by RECIPIENT to TRW REDI upon TRW REDI'S request.

          9. This Agreement merges all prior discussions and is the entire understanding and agreement of the parties relating to the protection of Proprietary Information; neither party shall be bound by any additional or other representation, condition, or promise except as subsequently set forth in a writing signed by the party to be bound.

          10. The validity and interpretation of this Agreement shall be governed by the laws of the State of California, U.S.A., applicable to agreements made and to be performed wholly within such jurisdiction.

                                        TRW REDI

                                        By:   /s/ Illegible
                                           ---------------------------------

                                        Title:  V.P. Sales
                                              ------------------------------

                                        RECIPIENT

                                        By:   /s/  Christopher A. Crane
                                           ---------------------------------

                                        Title:  Pres.
                                              ------------------------------

                                                                          [LOGO]

TRW REDI Property Data
5601 E. La Palma Avenue
Anaheim, CA  92807
714 701-2100


August 31, 1995


COMPS Infosystems, Inc.
9888 Carroll Centre Road, Suite 100
San Diego, California 92126

Dear Mr. Crane:

This letter sets forth certain agreements relating to the transactions provided for in that certain Purchase Agreement dated as of August 31, 1995, between COMPS Infosystems, Inc., and TRW REDI Property Data (the "Agreement"). In addition to the terms and conditions in the agreement and in consideration thereof parties agree as follows:

 .    TRW REDI shall use reasonable efforts to incorporate a field for the "COMPS
     Number" in its on-line output format with respect to full-detail and six-line reports as soon as practicable; and

 .    TRW REDI acknowledges that specifications substantially in the form attached hereto as Exhibit 1 are "reasonably acceptable" for purposes of
                        ---------
     section 3.1 of the agreement.

Except as set forth in this letter, the Agreement remains unmodified.

                              Accepted:

                                /s/ Edwin P. Setzer
                              ----------------------------
                              Edwin P. Setzer, President
                              TRW REDI Property Data

Agreed:

/s/ Christopher Crane
-----------------------------
Christopher Crane, President
COMPS lnfosystems, Inc.

 A joint venture partnership of TRW Inc. and Elsevier Realty Information, Inc.

PHALINX AGREEMENT
AUGUST 29, 1995

In response to your proposed set of functional specifications dated August 28, 1995, we recommend the following methodology and applications changes to satisfy what we understand to be the users' requirements.

I.   USER INPUT AND & SYSTEM FUNCTIONALITIES

When Customer logs into the C&I Online database, Customer is prompted with command line, i.e., COMMAND/FEATURE:, to enter search parameters using current methodology. In order to use the C&I online service Customer is required to know a few basic commands and syntax as any other system would. The following is an example of a search:

          E.G., ORANGE CA;APARTMENTS;12-14 UNITS;CITY ANAHEIM;SEARCH

     The above comps search criteria will look for apartments with 12 to 14 units in the county of Orange, California in the city of Anaheim.

Once command line is entered and the search is executed, the customer receives a message with the number of records that matched their parameters:

--------------------------------------------------------------------------------
      35 records found.

     COMMAND/FEATURE:
--------------------------------------------------------------------------------

If the search parameter's are too wide, the search defaults to automatically stop as soon as 100 comps are found in the database and displays the following message:

--------------------------------------------------------------------------------
      100+ records found.

     COMMAND/FEATURE:

--------------------------------------------------------------------------------

II.  MANIPULATING COMPS FOUND AND SEARCH PARAMETERS

The interface is not a menu-driven system. Experienced users are familiar with the command line codes and do not require prompting. At anytime, however, the new user can get help and see all the valid commands/syntax simply by typing "HELP" at the COMMAND/FEATURE prompt. (see attachment D)

Once Customer is notified of the number of comps found in the database and the COMMAND/FEATURE prompt is displayed, Customer has the following options:

     A.   Customer can receive an answer set by entering the new command "VIEW'
          - one row per comp identified by line numbers. The "VIEW" command without including any range of line numbers will display on the screen all the comps found. "VIEW" has the same effect as "80 FORMAT;PRINT". The difference is that "VIEW" will not allow viewing in SHORT or DETAIL format and will not trigger the warning message for extra print fees.

          In order to allow ease of viewing and to prevent data rolling off the screen, Customer can limit the number of comps they can view by specifying a range or specific line numbers. For example,

--------------------------------------------------------------------------------
      COMMAND/FEATURE:  VIEW 1-15
--------------------------------------------------------------------------------

          Will display the following:

No.      Street           City        St     Sale Price  Date    Bldg Area  Unit  Lot Area   Use
 1    223 E CLIFTON      ANAHEIM      CA    $  685,OOOC  95/05     14,442    16    20,194    106
 2    527 N ANNA         ANAHEIM      CA    $  400,OOOC  95/05      9,951    16    14,349    106
 3    120 E PINE         SANTA ANA    CA    $  415,OOOC  95/04      7,350    14    13,121    106
 4    1651 E LA HABRA    LA HABRA     CA    $  725,OOOC  95/03     15,570    15    30,120    106
 5    8562 WATSON        CYPRESS      CA    $  660,OOOC  95/03     13,600    16    50,166    106
 6    121 19             HUNTINGTO    CA    $2,100,OOOC  95/01     15,260    18    17,700    106
 7    1541 W BALL        ANAHEIM      CA    $  557,OOOC  95/01     10,552    16     7,952    106
 8    9752 ACACIA        GARDEN GR    CA    $  930,OOOC  95/01     18,832    16    39,390    106
 9    6742 WESTERN       BUENA PAR    CA    $  861,375A  95/01     14,171    17    23,736    106
10    400 W VERMONT      ANAHEIM      CA    $  850,OOOC  95/01     13,770    14    16,800    106
11    7681 ELLIS         HUNTINGTO    CA    $1,650,OOOC  94/12     19,830    16    34,300    106
12    17542 JEFFERSON    HUNTINGTO    CA    $  980,OOOF  94/12     14,284    15    26,307    106
13    1418 W DAHL        SANTA ANA    CA    $  440,OOOC  94/12      9,040    16    23,045    106
14    3185 HELENA        ANAHEIM      CA    $1,150,OOOF  94/12     12,700    14    17,955    106
15    504 PAULINE        ANAHEIM      CA    $  550,000F  94/11     10,172    16    19,880    106

               To view the next answer set, the customer will enter

--------------------------------------------------------------------------------
      COMMAND/FEATURE:  VIEW 16-30
--------------------------------------------------------------------------------

          The scroll-up/scroll down feature can be accomplished by simply supplying the line number range with the VIEW command. This also allows Customer the ability to view any single comp or range of comps in any sequence as many times as they wish to until they begin a "NEW" search.
          VIEW 3-10 will display comp numbers 3 through 10; VIEW 5,21,26-30 will display comp numbers 5, 21 and 26 through 30; etc.

     B. Customer can choose to PRINT, VIEW the answer set again, make modifications to the search parameters, or EXIT the system. As enumerated in COMPS Inc.'s proposed functional specifications, here is how these requested user tasks can be accomplished in the current system. Once all of the records have been viewed in the answer set format, Customer can do any of the following:

          1)   PRINT SELECTED COMPS IN THE 6-LINE FORMAT
               Solution:  Type in SHORT;PRINT 3,5,9,16,20

                          (see notes below)

                          (see attachment A: SHORT format)

          2)   PRINT SELECT COMPS IN THE FULL-RECORD FORMAT.
               Solution:  Type in DETAIL;PRINT 1, 6,9

                          (see notes below)

                          (see attachment B: DETAIL format)

          3)   RETURN TO FIRST PAGE OF THE ANSWER SET

               Solution:  Customer can view any portion of the one-line display at any time by using the VIEW command, e.g. VIEW 1-15

          4)   EXIT BACK TO THE SEARCH PARAMETERS TO MAKE ADJUSTMENTS
               Solution:  It is not necessary to exit. Customer simply enters additional parameters at the COMMAND/FEATURE prompt.

          5)   EXIT SYSTEM
               by entering one of the following: LOG, LOGOFF, BYE

               Notes:

          a. "Tagging" of the desired comps is accomplished by specifying the line number(s) or range(s) in the PRINT command.
          b. Additional print fees cannot be dynamically calculated. The following new message will be displayed when DETAIL or SHORT is selected for printing:

          ----------------------------------------------------------------------
          Notice: You will be charged an additional fee for each record printed. Please make sure your printer is set to capture screen output:

                   [Return] to continue
                   [Control Z] to exit

                   This notice can be turned on or off by entering "SET NOTICE OFF" or "SET NOTICE ON" at the COMMAND/FEATURE prompt.
          ----------------------------------------------------------------------

          c. The per minute fee can vary by customer. The fees for 6-line (SHORT) and full-record (DETAIL) formats must currently be a fixed amount for all customers.

III. OUTPUT RECORD SCREEN LAYOUTS
     (see attachments A, B, C)

ATTACHMENT A: SHORT FORMAT
--------------------------
3) Address:328 W 1 ST, SAN PEDRO                                Use  :APARTMENT
APN       :7449-023-028+               Price:    $  850,000F    Date:07/07/95      Bldar:17,056
County    :LOS ANGELES CA              $/Sq :    $    49.84     Doc#:1091308       Units:22
MapPg     :79-A2 NewPg:824-C4          AssdLd:   $  681,252     Zone:R4-1          LAStory:2
Source:I  <Inc#:BDV4048>               Total:    $2,384,384     Lot :24,400        Yrblt:1986/88
Comment:8 VACANCIES AT SALE 7/6/95
                    -------------------------------------------------------
5) Address:433 OHIO AV, LONG BEACH                              Use  :APARTMENT
APN       :7263-022-017                Price:    $  260,000F    Date:07/12/95      Bldar:3,800
County    :LOS ANGELES CA              $/Sq :    $    68.42     Doc#:1118975       Units:10
MapPg     :75-F5 NewPg:795-H7          AssdLd:   $   43,803     Zone:RR2N          LBStory:1
Source:I  <Inc#:BDW5201>               Total:    $   94,263     Lot :6,400         Yrblt:1923/68
Comment:1) 8UN,2816#,23YB;2)1UN,984#,3BD,1BA
                    -------------------------------------------------------
9) Address:428 -32 BONITO AV, LONG BEACH                        Use  :APARTMENT
APN       :7266-009-008                Price:    $  235,000F    Date:07/05/95      Bldar:5,323
County    :LOS ANGELES CA              $/Sq :    $    44.15     Doc#:1074294       Units:8
MapPg     :75-D5 NewPg:795-E7          AssdLd:   $   47,568     Zone:RR3S          LBStory:2
Source:I  <Inc#:BDV2278>               Total:    $  135,918     Lot :7,496         Yrblt:1922/68
Comment:MO - MARKET; SALE 6/13/95
                    -------------------------------------------------------
16)Address:3937 W IMPERIAL HY, HAWTHORNE                        Use  :APARTMENT
APN       :4033-025-003                Price:    $  215,000C    Date:07/05/95      Bldar:5,296
County    :LOS ANGELES CA              $/Sq :    $    40.60     Doc#:1070595       Units:13
MapPg     :57-B5 NewPg:703-E7          AssdLd:   $  164,487     Zone:C2            LAStory:2
Source:I  <Inc#:BDV1923>               Total:    $  546,521     Lot :7,980         Yrblt:1960/68
Comment:BUYER; SALE 5/22/95
                    -------------------------------------------------------
20)Address:1058 WALNUT AV, LONG BEACH                           Use  :APARTMENT
APN       :7267-011-001                Price:    $   50,000P    Date:07/06/95      Bldar:6,876
County    :LOS ANGELES CA              $/Sq :                   Doc#:1083003       Units:9
MapPg     :75-E4 NewPg:795-G6          AssdLd:   $  163,200     Zone:R4*           LAStory:2
Source:I  <Inc#:BDV3133>               Total:    $  341,700     Lot :6,110         Yrblt:1962/80
Comment:2-3BR/1BA  $575/MO - MARKET
                    -------------------------------------------------------

ATTACHMENT B: DETAIL FORMAT (1 OF 3)
------------------------------------
Address:328 W 1 ST, SAN PEDRO 90731
County :LOS ANGELES CA                 Land Use  :APARTMENT

Lot Size      :200X122           Bldg Area:     17,056     New Page :824-C4
Lot Area      :24,400            Rent Area:                Map Page :79-A2                 Source :I
Zoning        :R4-1        LA    Bsmt Area:                APN-Acct#:7449-023-028+
                                 Ofc. Area:                Census Tr:2962.00
Year Blt      :1986/88                                     Assessed Land:                 $  681,252
# Bldgs       :      1           Park Type:PAVED           Improvement:                   $1,703,132
# Stories     :      2           Park Spcs:30              Total Value:                   $2,384,384
  Units       :     22           Paving   :                Assessed Yr:94
CLASS D BUILDING; AVERAGE QUALITY; AVERAGE CONDITION; FRAME                        $/Sqft  : $ 49.84
CONSTRUCTION; WOODFRAME; STUCCO EXTERIOR; CONCRETE FOUNDATION;                      G.I.M. :    6.13
GABLE ROOF; COMPOSITION SHINGLE ROOF; WALL FURNACE HEAT; NO                        Cap Rate:    6.15
A/C; 22-2BR/1BA    ;;$525/MO-MARKET;; 8 VACANCIES AT SALE                          RNT/#/MO:   $0.67
7/6/95                                                                              Price/Un:$38,636

Publication Reference:  SBA-08/95-0059

Multi-APN:7449-23-(27,30) A
Legal Dsc:L15, L18 & L19  /MC DONALD'S SUB

Price      :  $840,000F     Sale Date:07/07/95             Gross Income :                 $  138,600
Cash Down  :  $307,500      Document#:1091308              Expenses     :                 $   37,837
1st Mtg    :  $542,500H     Int:  Yrs:                     Net Income   :                 $   52,253
2nd Mtg    :                Int:  Yrs:
Prev Sale  :   $75,000U     Prev Date:12/31/91

Buyer          : CARSON, THOMAS & BARBARA
Address        : 500 SILVER SPUR RD #201;RLLNG HLS EST,CA 90275;310/377-5552
Seller         : SHAFFER, DENNIS
Address        : 500 SILVER SPUR RD #201;RLLNG HLS ES
Lender         : QUAKER CITY FED'L

ATTACHMENT B: DETAIL FORMAT (2 OF 3)
------------------------------------

6)   Address:5895 -909 MAKEE ST, LOS ANGELES 90001
     County :LOS ANGELES CA                       Land Use :APARTMENT

Lot Size         :A.49        Bldg Area:         8,514      New Page :674-F5
Lot Area         :21,600      Rent Area:                    Map Page :52-D4    Source :
Zoning           :R3     LC   Bsmt Area:                    APN-Acct#:6008-036-013
                              Ofc. Area:                    Census Tr:5327.00
Year Blt         :1948/60                                   Assessed Land:     $220,814
# Bldgs          :   4        Park Type:PAVED                 Improvement:     $618,284
# Stories        :   1        Park Spcs:28                    Total Value:     $839,098
  Units          :  28        Paving   :                    Assessed Yr:94

CLASS D BUILDING;AVERAGE QUALITY;FAIR CONDITION;FRAME                $/Sqft  : $ 542.87
CONSTRUCTION;WOOD FRAME;STUCCO EXTERIOR; CONCRETE FOUNDATION;        G.I.M.  :     4.35
GABLE ROOF;COMPOSITION SHINGLE ROOF;WALL  FURNACE HEAT;NO           Cap Rate :    12.52
A/C;REO SALE 7/95; 28-SG;L  $250/MO;2-7UN-2160# EA;                 RNT/#/MO : $   0.82
2-4UN-1332# EA;3UN-918#;2UN-612#; 27 SGLS                           Price/Un : $ 13,036

Publication Reference: SBA-08/95-0005

Legal Dsc:L16-20 /AHREN'S MIRAMONTE A

Price            : $365,000F  Sale Date:07/03/95            Gross Income :     $ 84,000
Cash Down        : $54,750    Document#:1056622             Expenses     :     $ 25,704
1st Mtg          : $182,500H  Int:               Yrs:       Net Income   :     $ 45,696
2nd Mtg          : $127,750S  Int:               Yrs:
Prev Sale        : $760,000F  Prev Date:03/14/89

Buyer            :MENDEZ ORTELIO & MENDEZ, E
Address          :225 JASON CT;PERRIS,CA 925719100;213/588-5536
Seller           :PRESIDENTIAL MTG
Address          :21031 VENTURE BLVD 1ST FLR;WOODLAND HILL
Lender           :PACIFIC T&L

ATTACHMENT B: DETAIL FORMAT (3 OF 3)
------------------------------------


9)   Address:133 -35 e 73 ST, LOS ANGELES 90003
     County :LOS ANGELES CA                       Land Use :APARTMENT

Lot Size      :60X120         Bldg Area:        3,906       New Page :704-D1
Lot Area      :7,205          Rent Area:                    Map Page :52-B6    Source :I
Zoning        :R2-1   LA      Bsmt Area:                    APN-Acct#:6022-001-023
                              Ofc. Area:                    Census Tr:2396.00
Year Blt      :1929/75                                      Assessed Land:      $ 76,406
# Bldgs       :   4           Park Type:PAVED                 Improvement:      $199,506
# Stories     :   1           Park Spcs:4                     Total Value:      $275,912
  Units       :   8           Paving   :                    Assessed Yr:94

CLASS D BUILDING;AVERAGE QUALITY;FAIR CONDITION;FRAME               S/Sqft  :     $ 33.28
CONSTRUCTION;WOOD FRAME;STUCCO EXTERIOR; RAISED  FOUNDATION;        G.I.M.  :        3.01
FLAT ROOF; ROLL COMPOSITION ROFF COV; WALL FURNACE HEAT;NO          Cap Rate:        9.70
A/C;REO SALE 5/26/95;; 8-1BR  $450/MO;;2 DUPS  1000# EA;            RNT/#/MO:     $  0.92
2SFR 500# EA;  PER TENANTS                                          Price/Un:     $16,250

Publication Reference: SBA-08/95-0019

Legal Dsc:L19 TR4219

Price         : $130,000F     Sale Date:07/14/95            Gross Income :      $ 43,200
Cash Down     : $13,000       Document#:1135957             Expenses     :      $  4,665
1st Mtg       : $117,000S     Int:              Yrs:        Net Income   :      $ 12,615
2nd Mtg       :               Int:              Yrs:
Prev Sale     : $184,820C     Prev Date:05/30/91

Buyer         :MELGOZA MARTIN
Address       :1431 W. 89TH ST; LOS ANGELES, CA 900473417
Seller        :SOUTHERN PACIFIC T & L
Address       :12300 WILSHIRE BL; LOS ANGELES, CA 90025
Lender        :SELLER

ATTACHMENT C: ONE-LINE FORMAT
-----------------------------


No.        Street             City        St       Sale Price     Date     Bldg Area     Unit     Lot Area   Use
  1   223 E CLIFTON        ANAHEIM        CA      $  685,OOOC    95/05       14,442        16      20,194    106
  2   527 4 ANNA           ANAHEIM        CA      $  400,OOOC    95/05        9,951        16      14,349    106
  3   120 E PINE           SANTA ANA      CA      $  415,OOOC    95/04        7,350        14      13,121    106
  4   1651 E LA HABRA      LA HABRA       CA      $  725,OOOC    95/03       15,570        15      30,120    106
  5   8562 WATSON          CYPRESS        CA      $  660,OOOC    95/03       13,600        16      50,166    106
  6   121 19               HUNTINGTO      CA      $2,100,OOOC    95/01       15,260        18      17,700    106
  7   1541 W BALL          ANAHEIM        CA      $  557,OOOC    95/01       10,552        16       7,952    106
  8   9752 ACACIA          GARDEN GR      CA      $  930,OOOC    95/01       18,832        16      39,390    106
  9   6742 WESTERN         BUENA PAR      CA      $  861,375A    95/01       14,171        17      23,736    106
 10   400 W VERMONT        ANAHEIM        CA      $  850,OOOC    95/01       13,770        14      16,800    106
 11   7681 ELLIS           HUNTINGTO      CA      $1,650,OOOC    94/12       19,830        16      34,300    106
 12   17542 JEFFERSON      HUNTINGTO      CA      $  980,OOOF    94/12       14,284        15      26,307    106
 13   1418 W DAHL          SANTA ANA      CA      $  440,OOOC    94/12        9,040        16      23,045    106
 14   3185 S HELENA        ANAHEIM        CA      $1,150,OOOF    94/12       12,700        14      17,955    106
 15   504 N PAIJLINE       ANAHEIM        CA      $  550,OOOF    94/11       10,172        16      19,880    106

ATTACHMENT D
------------


         ***       SEARCHABLES          ***                     ***      FILTERS       ***
APN                       OWNER or BUYER              CENSUS                  RECTYPE
BLDAR or  LVAREA          PAGEGRID or AREA            CONSTRUCTION            SALECODE
CITY                      SALEDATE                    DIRECTION
SITEINFLUENCE
COUNTY                    SALEPRICE                   DOLLARSQFT              SOURCE
INCOMNET                  STATE                       GRLEASE                 STORIES
LANDUSE                   STREET                      GROSS INCOME            SUFFIX
LVAREA                    UNITS                       LOTAREA                 TOTALVALUE
NUMBER                                                OFFICEAREA              UNITNO
                                                      PARKSPACES              YEARBUILT
                                                      POOL                    ZONING
                                                      RAILSPUR
***       COMMANDS          ***                                 ***      FORMATS       ***
DELETE                    MENU or OPTION              DETAIL                  SHORT
DSORT                     NEW                                                 80
FORMAT                    PRINT
JOBID                     SEARCH
LIST                      SORT
                          (VIEW)

NOTE: ITEMS IN PARENTHESIS CURRENTLY NOT IMPLEMENTED.

                ADDENDUM TO AND AMENDMENT OF PURCHASE AGREEMENT
                                BY AND BETWEEN
              COMPS INFOSYSTEMS, INC. AND TRW REDI PROPERTY DATA
                             DATED AUGUST 31, 1995


          This Addendum to and Amendment ("Addendum & Amendment") of Purchase Agreement by and between COMPS InfoSystems, Inc. ("COMPS") and TRW REDI Property Data dated August 31, 1995 (the "Purchase Agreement") is entered into this 20th day of November, 1997 by and between COMPS and Experian Information Solutions, Inc. ("Experian RES"), the successor in interest to TRW REDI under the Purchase Agreement. The relationship of the parties hereto with respect to the subject matters hereof and the subject matters of the Purchase Agreement shall be governed by the Purchase Agreement and this Addendum & Amendment, read together as a whole. Except as set forth herein, all terms and provisions of the Purchase Agreement remain unmodified and in full force and effect and are binding upon COMPS and Experian RES. Terms used and not otherwise defined herein shall have the definitions given them in the Purchase Agreement.

     1.   Recitals:
          ---------

          WHEREAS, COMPS and TRW REDI Property Data ("TRW REDI") are parties to the Purchase Agreement;

          WHEREAS, Experian RES is the successor-in-interest to TRW REDI under the Purchase Agreement and is bound by all of the obligations of TRW REDI thereunder;

          WHEREAS, the parties desire to provide for the purchase by COMPS of the Florida and Georgia C&I Data Extract Business, on the terms and conditions set forth herein;

          WHEREAS, the parties desire to provide for the expansion of the Sales Agency of Experian RES described in Section 3 of the Purchase Agreement; and

          WHEREAS, the parties desire to further amend and supplement the Purchase Agreement as set forth herein;

          NOW THEREFORE, the parties hereto agree as follows:

     2.   Parties.  The Purchase Agreement is hereby amended to substitute
          -------
"Experian RES" in place of "TRW' and "TRW REDI" in each instance such defined term occurs throughout the Purchase Agreement.

     3.   Business Sale and Transfer. Upon the Closing (as defined below), and
          --------------------------
upon the terms and subject to the conditions of this Addendum & Amendment, Experian RES agrees to sell, assign, transfer and convey to COMPS, and COMPS agrees to purchase and acquire from Experian RES, all of Experian RES's right, title and interest in and to all of the Assets of the Florida & Georgia C&I Data Extract Business, which is part of the Real Estate Solutions Group within Experian RES. For purposes of this Addendum & Amendment, "Assets" shall have the meaning set forth in Section 2.2 of the Purchase Agreement and, in addition, shall include the right to publish the products of the Purchased Businesses in substantially the same formats and media and containing substantially the same types of information as had been provided to customers by Experian RES; provided that the "Purchased Businesses" shall be deemed to include the Florida & Georgia C&I Data Extract Business. A complete and accurate schedule of the Accounts Receivable of the Florida & Georgia C&I Data Extract Business shall be attached hereto as Exhibit A (Experian RES will forward any accounts receivable collected after
---------
Closing within 30 days of receipt). Assets shall also include, without limitation, all work-in-process, print masters, pertinent software and finished goods inventory as relates directly to the Florida & Georgia C&I Data Extract Business. The Assets will be sold, assigned, transferred and conveyed to COMPS upon the Closing, free and clear of all mortgages, pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangements and all claims or agreements of any nature whatsoever (except for Experian RES's obligations with respect to licenses and other agreements with customers assigned to and accepted and assumed by COMPS pursuant to the terms of this Addendum & Amendment, all of which are identified on Exhibit B).
                                          ----------

          3.1.  Assignment of Experian RES Contract; Fulfillment of Obligations
                ---------------------------------------------------------------
to Customers. Experian RES will assign to COMPS and COMPS agrees to fulfill and
------------
assume, subject to Section 3.2 ("Liabilities Not Assumed") hereof, those agreements with customers set forth in Exhibit B. The obligations of the parties set forth in Section 2. 1 .1 of the Purchase Agreement shall apply with respect to contracts of the Florida & Georgia C&I Data Extract Business not assigned to COMPS.

                3.1.1.  Post-Closing Publication Obligations.  Following the
                        ------------------------------------
Closing, and notwithstanding anything in this section or this Addendum & Amendment to the contrary, Experian RES agrees to publish the regular products of the Florida & Georgia C&I Data Extract Business identified on Exhibit C on
                                                                 ---------
such products' standard publication schedules and for a period of sixty (60) days following the Closing. Such publication in the first thirty (30) days of said period shall be at the expense of Experian RES and in the second thirty
(30) days of said period shall be at the expense of COMPS, reimbursable by COMPS to Experian RES in an amount equal to actual publication costs (including direct labor, printing and packaging) not to exceed Eleven Thousand Six Hundred Dollars ($11,600.00) based on existing quantities at the time of Closing. If said quantities are greater, the actual publication cost shall be increased proportionately. The amount due hereunder shall be paid by COMPS to Experian RES net thirty (30) days. Notwithstanding the foregoing, in the event COMPS provides notice to Experian RES on or prior to December 15, 1997 that COMPS does not desire the publication or production of any product or products (or portion thereof), Experian RES shall not publish or produce, as applicable, such product or products (or portion(s)) during the second thirty (30) day period and the amount of COMPS's obligations to reimburse expenses of Experian RES shall be reduced accordingly based upon publication and production cost information identified on Exhibit F.
              ---------

          3.2.  Liabilities Not Assumed.  Except as specifically set forth in
                -----------------------
Section 3.1, above, Experian RES does not transfer hereunder and COMPS does not assume hereby, any liability associated with the Florida & Georgia C&I Data Extract Business. Experian RES agrees to defend, indemnify and hold COMPS harmless against any and all loss, cost, claims and liabilities not expressly assumed by COMPS hereunder, including but not limited to any liabilities arising under any contracts relating to the Florida & Georgia C&I Data Extract

Business, and based upon facts, circumstances or events occurring prior to the Closing. Without limiting the generality of the foregoing, Experian RES shall be solely responsible for any refunds and/or cancellations fees it becomes obligated to pay as a result of the attempted transfer of Experian RES customer agreements to COMPS pursuant to this Addendum & Amendment or the Purchase Agreement.

     4.   Purchase Price.  At the Closing, COMPS shall pay to Experian RES ***
          --------------
Dollars ($***).

          4.1.  Amendment of Purchase Price and Payment Terms in Purchase
                ---------------------------------------------------------
Agreement.  The schedule of payments set forth in Section 2.5 of the Purchase
---------
Agreement is hereby amended to read in full as follows:


          Date                     Amount
          ----                     ------

          12/1/97                   $***
          12/1/98                   $***
          12/31/99                  $***
          12/31/00                  $***
          12/31/01                  $***


     5.   Purchase of Experian RES Data; Termination of Data Credit.  Effective
          ---------------------------------------------------------
upon the Closing, the Data Credit described in Section 2.5 of the Purchase Agreement shall terminate and be of no further force and effect with regard to Experian RES Data ("TRW REDI Data" as defined in the Purchase Agreement prior to the effectiveness of this Addendum & Amendment) purchased by COMPS following the Closing.

          5.1.  Amended Data Purchase.  Upon the Closing and on each subsequent
                ---------------------
annual anniversary of the Closing during the Amended Term (as defined herein), COMPS shall pay Experian RES *** Dollars ($***). In exchange for such payment, COMPS shall be entitled to obtain during the twelve-month period following such payment, Experian RES Data valued at *** Dollars ($***). In addition, COMPS shall have the right, at its option, to obtain up to an additional *** Dollars ($***) of Experian RES Data annually, based upon payment by COMPS of *** Dollars ($***) for each *** Dollars ($***) of Experian RES Data purchased by COMPS. The value of Experian RES Data purchased by COMPS shall be based upon the lowest price for such data offered by Experian RES to a Comparable Most Favored Customer at the time of the purchase of such data by COMPS, less a ten percent (10%) discount. For purposes of this Addendum & Amendment, "Comparable Most Favored Customer" shall mean any purchaser of Experian RES Data (other than Experian RES Related Parties, as defined below) in comparable quantities as those purchased by COMPS. All of such Experian RES Data purchased pursuant to this Section shall be delivered either through Experian RES's on-line service or in CD-ROM or other digital media (including, without limitation, mag tape), except that up to Five Percent (5%) of annual purchases by COMPS may, at COMPS's election, be in the form of Experian RES's

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

printed and microfiche products. Any purchases by COMPS exceeding the limits herein specified shall be at prevailing Comparable Most Favored Customer prices.

          5.2.  COMPS Data Purchase Option. COMPS may at its option continue to
                --------------------------
purchase Experian RES Data on the terms described in Section 5.1 herein for a period two (2) years following the expiration of the Amended Term; provided,
                                                                   --------
however, in the event COMPS grants Expanded Rights to Other Existing On-line
-------
Distributors as defined and described in Section 5.3 herein, COMPS shall forfeit said post-Term option in accordance with the terms of Section 5.4 herein.

          5.3.  COMPS Arrangements With Other Existing On-line Distributors. In
                -----------------------------------------------------------
consideration of Experian RES's investment of time, effort and resources to increase the customer base and revenues for the COMPS Data, and further in consideration of the transfer of Assets of the Florida & Georgia C&I Data Extract Business, for a period of two (2) years commencing on the Closing Date, COMPS shall not grant an expansion of existing on-line distribution rights for any markets in addition to those markets for which such rights had already been granted as of August 1, 1997 ("Expanded Rights") to any other party with which COMPS has an existing arrangement or agreement with regard to the on-line distribution of COMPS Data and from which COMPS is presently realizing any royalties or other payments from said distribution ("Other Existing On-line Distributors"); provided, however, that after one (1) year from the Closing
                --------  -------
Date, COMPS shall have the right to grant such Expanded Rights to such Other Existing On-line Distributors if COMPS gives Experian RES six (6) months prior notice. Except as specified in this Section 5.3, none of the foregoing shall restrict the right of COMPS with regard to the entering into or expansion of any arrangement or agreement with any other party, including without limitation any entity not deemed to be an Other Existing On-line Distributor. For purposes of
Section 5.3 herein, COMPS itself shall not be considered an Other Existing Online Distributor.

          5.4.  Forfeiture of Data Purchase Rights. If COMPS exercises its right
                ----------------------------------
to grant Expanded Rights to an Other Existing On-line Distributor, less than two
(2) years from the Closing Date, then COMPS shall forfeit all rights with respect to the post-Term purchase of Experian RES Data, as provided for in
Section 5.2 herein, for the two (2) year period following expiration of the Amended Term.


     6.   Rights in Data.
          --------------

          6.1. Amendment of Section 4 of Purchase Agreement.  Section 4 of the
               --------------------------------------------
Purchase Agreement is hereby amended to read in full as follows:

          Except as expressly provided in this Agreement, each party reserves all proprietary rights in and to: (i) all of the underlying data, compilations and information gathered, compiled or published by such party in connection with the creation and preparation of the Licensed Data; (ii) all of the other data, compilations and publications created, prepared or authorized by each party not consisting of the Licensed Data; and (iii) all copyrights and other proprietary rights in any of the foregoing.

          However, notwithstanding anything in any Experian
          RES Data subscription or other agreement to which COMPS may be subject, COMPS is expressly licensed and permitted to incorporate Experian RES Data into its permanent enhanced Investment Property database; provided, however, that (except as set forth in
          --------  -------
          Section 3 of the Addendum & Amendment with respect to the Florida & Georgia C&I Data Extract Business) such incorporated information may not be transferred, re-sold, licensed or sub-licensed by COMPS "as is," except in a "work-in-process" format. The foregoing license shall survive termination of this Purchase Agreement as amended in the Addendum & Amendment.
          For purposes of this Purchase Agreement, as amended by this Addendum & Amendment, a "work-in-process" format shall mean a COMPS format which COMPS will enhance within an average of ninety (90) days from the date of first delivery to a COMPS customer with other proprietary and/or non-proprietary information added by COMPS. Except as set forth in the foregoing proviso, Experian RES Data may only be transferred, re-sold, licensed or sub-licensed by COMPS as part of COMPS Data or another COMPS enhanced information product. Nothing herein shall be construed as a license by Experian RES to COMPS relating to any Experian RES tradenames or trademarks.

          6.2. Protection of COMPS Data.  COMPS may, in its sole discretion,
               ------------------------
upon fifteen (15) days notice to Experian RES, prohibit Experian RES or any successor to or affiliate of Experian RES or its successors (for purposes of this Addendum & Amendment, "Experian RES Related Parties") from providing COMPS Data or any other COMPS proprietary information to any user or other third party whom COMPS reasonably believes has infringed or is infringing upon COMPS proprietary rights in such COMPS Data or COMPS proprietary information or software, and with respect to whom COMPS has taken some remedial action such as, for example, sending a written demand to cease and desist (a copy of which shall be included with any notice to Experian RES). In addition, neither Experian RES nor any Experian RES Related Party will use, provide access to, publish, transfer, license or sub-license COMPS Data for any purpose other than the distribution to bona fide end user customers of individual property reports. Neither Experian RES nor any Experian RES Related Party will make or cause to be made any derivative products or works from COMPS Data, append any data to COMPS Data or license or otherwise permit any third party other than a bona fide end user customer to perform analysis incorporating or relying upon COMPS Data.

     7.   Expansion of Sales Agency; Delivery of COMPS Data; Price.  The parties
          --------------------------------------------------------
intend to expand the scope of Experian RES's Sales Agency to include all markets for which COMPS compiles and supplies an Enhanced C&I Product ("COMPS Markets") as of the date of Closing and as may subsequently be added during the Amended Term. Such markets as of the date hereof are set forth on Exhibit D, which
                                                           ---------
shall be amended to include any additional markets added from time to time during the Amended Term. Therefore, the definition of COMPS Data set forth in
Section 1.7 of the Purchase Agreement is hereby modified so that all references to "California" (such references occurring in the second, ninth and last lines of such section) are deleted, and such definition shall hereafter be read without geographic restriction to include all geographic markets within which COMPS provides such products.

          7.1. Delivery of COMPS Data.  On or before thirty (30) days following
               ----------------------
the Closing (as defined below), COMPS shall deliver to Experian RES one (1) year of historical COMPS Data (as defined in the Purchase Agreement and amended and modified by this Addendum & Amendment), to the extent such COMPS Data then exists, for each COMPS Market and shall on a timely basis deliver to Experian RES weekly updates of new transactions in such markets (this amends Section
5.1.2 of the Purchase Agreement). Said deliveries (of both historical and updated data) shall be made by COMPS in accordance with subsections 5.1.3 ("Shipping Address") and 5.1.4 ("Format & Layout") of the Purchase Agreement, unless altered or modified by the mutual consent of the parties.
Notwithstanding anything herein or in the Purchase Agreement to the contrary, COMPS may withhold the data elements "confirmed sales price" and "cap rates" from COMPS Data for markets in Non-Disclosure States, as defined herein.

          7.2. Additional COMPS Markets.  For all geographic markets in addition
               ------------------------
to the current COMPS Markets identified on Exhibit D, for which COMPS initiates
                                           ---------
the sale of Enhanced C&I Data during the Amended Term hereof, COMPS shall deliver to Experian RES weekly updates and, to the extent commercially available from COMPS, historical COMPS Data.

          7.3. Amendment of Fees Paid to Experian RES.  The parties desire to
               --------------------------------------
increase the COMPS Data Commission Fees provided in the Purchase Agreement. Accordingly, Section 3.3 ("Fees Paid to Experian RES") of the Purchase Agreement is amended to read in full as follows:

               "3.3 Fees Paid to Experian RES. In consideration
                    -------------------------
          of its performance under the Sales Agency,(***%) COMPS agrees to pay Experian RES *** percent (***%) of Gross Revenues collected by Experian RES for the benefit of COMPS."

          7.4. Restrictions on Price Increases.  Subsection 3.1.1 of the
               -------------------------------
Purchase Agreement is hereby amended to read in full as follows:

               "3.1.1 Obligations of Experian RES. In connection
                      ---------------------------
          with the Sales Agency, Experian RES agrees (i) it shall publish COMPS Data as a stand-alone product and only in the format attached hereto as Exhibit C-2; (ii) it shall
                                        -----------
          make COMPS Data available through its on-line database services to Experian RES subscribers on a consistent basis; (iii) it shall provide a level of customer service to purchasers of COMPS Data consistent with the level of service provided by Experian RES to subscribers to other Experian RES on-line information services; (iv) Experian RES will use its reasonable efforts to keep its on-line technology current with competitive on-line services;
          and (v) Experian RES shall use reasonable care to notify its on-line subscribers that COMPS Data

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

          is owned by COMPS and subject to copyright and other intellectual property protection.

               7.4.1.  Prices of COMPS Data.  Effective from the Closing through
                       --------------------
December 31, 1997, prices for COMPS Data shall remain as presently determined by COMPS. On January 1, 1998, said prices may be increased by COMPS to not more than $13.95 for each on-line report of a property with a most recent sale price of up to five million dollars ($5,000,000) ("Report A") or $19.95 for each on-line report of a property with a most recent sale price of five million dollars ($5,000,000) or more ("Report B"), and shall remain in effect at least until December 31, 1998. As of January 1, 1999, except by mutual agreement of the parties hereto said prices shall not exceed these maximum amounts as of their respective dates indicated. Notwithstanding any provision to the contrary herein, Experian RES shall offer and provide COMPS Data at such prices and terms determined by COMPS and provided to Experian RES (such prices to change at COMPS' discretion upon 30 days notice to Experian RES). In the event COMPS elects at its sole discretion to determine and set the prices for COMPS Data to be charged by Experian RES at any amount(s) higher than indicated in the following table, then COMPS shall pay to Experian RES one hundred thousand dollars ($100,000) within thirty (30) days of giving notice of such price change:

                                                 Maximum per Report
          As of                              Report A       Report B
          -----                              --------       --------
          January 1, 1999                    $19.50          $26.00
          January 1, 2000                    $22.50          $30.00
          January 1, 2001                    $26.00          $35.00
          January 1, 2002                    $30.00          $40.00


               7.4.2.  Per-minute Usage Charges.  Experian RES shall have sole
                       ------------------------
discretion in the per-minute rates charges to users of its on-line system for access to and on-line digital transmission of COMPS Data in connection with the Sales Agency provided such per-minute rates are consistent with and comparable to those established by Experian RES and in effect with regard to its customers' access to databases other than COMPS Data on the Experian RES on-line system.

               7.5.    Scope of License. In connection with the expanded Sales
                       ----------------
Agency as set forth herein, the parties agree that the license set forth in section 3.1 ("Sales Agency") of the Purchase Agreement shall be limited such that Experian RES, in the conduct of the Sales Agency, may not provide COMPS Data at prices other than those established by COMPS and in no event may COMPS Data be transferred without charge for promotional purposes or otherwise to any third party, including, without limitation, title companies.

           8.  Non-Disclosure States. COMPS shall have the right to withhold the
               ---------------------
data element "confirmed sales price" and "cap rates" from the COMPS Data for markets in which there is a statutory restriction on the public disclosure by government agencies of real property sales prices (such states commonly known as "non-disclosure states"), as listed on Exhibit E and as may change from time to time; Experian RES shall have the commensurate right for the same states to withhold "sales price" (whether contained in the public record or obtained elsewhere) from the data it supplies to COMPS under the Data Purchase arrangement provided for in
Section 5 herein.

            9.  Certain Covenants.
                -----------------

                9.1.  Notice in Event of Discontinuation of Coverage. Upon
                      ----------------------------------------------
written notice to Experian RES, COMPS shall be entitled to discontinue the offer and sale of COMPS Data and/or Experian RES Data, respectively, in any market currently served by the Florida and Georgia C&I Data Extract Business. Each party agrees to provide a minimum of ninety (90) days' notice prior to discontinuing the offer and sale of COMPS Data and/or Experian RES Data, respectively, in any other market. In the event that COMPS discontinues its services or the products for any markets served currently by Experian RES in its Florida & Georgia C&I Data Extract Business, Experian RES shall have no obligation to customers with respect thereto other than any obligation remaining with Experian RES as a result of Section 3.2 ("Liabilities Not Assumed") hereof.

                9.2. Covenant Not to Compete.  For a period of nine (9) months
                     -----------------------
commencing on the date of Closing (as defined below), Experian RES shall not, directly or indirectly, through an Experian RES Related Party or otherwise, make available through its on-line database services any of the COMPS Data for the geographic markets addressed by the Florida & Georgia C&I Data Extract Business ("Florida & Georgia Markets"), and Experian RES shall not, directly or indirectly, through an Experian RES Related Party or otherwise, solicit any print customer of the Florida & Georgia C&I Data Extract Business to cancel its print subscription in lieu of Experian RES's on-line services. In addition, Experian RES agrees for such nine (9) month period following the Closing that it will not, directly or indirectly, through an Experian RES related party or otherwise, make any on-line pricing offers in the Florida & Georgia Markets materially inconsistent with Experian RES's on-line pricing elsewhere. Experian RES further agrees that, for a period of one (1) year following termination of the Amended Term (as defined below), it shall not, directly or indirectly, through an Experian RES Related Party or otherwise, enter into or conduct or assist another to conduct the C&I Data Extract Business or C&I Photo Illustrated Business in any market covered by COMPS Data as of the termination of the Amended Term.

     10.  Term.  The Purchase Agreement, as amended by this Addendum &
          ----
Amendment, shall have an initial term ("Initial Term") of five (5) years from the date of Closing as provided for in Section 11 hereof, and shall renew automatically for successive one (1) year periods ("Renewal Terms") unless terminated by either party upon provision of written notice to the other at least six (6) months prior to the end of the Initial Term or any subsequent Renewal Term. The period from the date of the Purchase Agreement through the termination of such agreement as amended by this Addendum & Amendment, shall be referred to herein as the "Amended Term."

     11.  Closing.  The closing of the transactions contemplated by this
          -------
Addendum & Amendment (the "Closing") shall occur at a mutually agreeable location and time on December 1, 1997, and shall be deemed to be closed on 12:01 a.m. on said date.

          11.1.  Payment.  At the Closing, COMPS shall deliver or cause to be
                 -------
delivered to Experian RES the *** Dollar ($***) payment described in Section 4 hereof and the *** Dollar ($***) payment described in Section 5.1 hereof.

          11.2.  Further Documents.  At any time before or after the Closing,
                 -----------------
each party shall execute, acknowledge and deliver any further deeds, assignments, conveyances, and other assurances, documents and instruments of transfer reasonably requested by the other, and will take any other action consistent with the terms of this Addendum & Amendment that may reasonably be requested by the other.

     12.  Conditions Precedent to COMPS' Performance.  The obligation of COMPS
          ------------------------------------------
to consummate the transactions contemplated by this Addendum & Amendment is subject to the satisfaction, at or before the Closing, of all the conditions set forth below in this Section 12. COMPS may waive in writing any or all of these conditions, in whole or in part, without prior notice; provided, however, that
                                                       --------  -------
no such waiver of a condition shall constitute a waiver by COMPS of any of its other rights or remedies, at law or in equity, if Experian RES shall be in default of any of the representations or covenants under this Addendum & Amendment.

          12.1.  Financial Information.  Experian RES shall have provided COMPS
                 ---------------------
with financial information to the reasonable satisfaction of COMPS that the annual purchase commitments existing as of November 7, 1997, from customers of Experian RES under contract for its Florida and Georgia C&I Data Extract Business is Two Hundred and Ninety Thousand Dollars ($290,000).

          12.2.  Due Diligence.  Within five (5) business days of the execution
                 -------------
of this Addendum & Amendment, COMPS shall have completed due diligence and be satisfied, in its sole discretion (i) that the transactions contemplated herein do not conflict with any material contract or commitment to which Experian RES is a party; (ii) that the status and condition of the Florida and Georgia C&I Data Extract Business are substantially as has been represented by Experian RES to COMPS; and (iii) as to the quality and quantity of the customer base for the Florida and Georgia C&I Data Extract Business. If such due diligence is not completed within the time provided and COMPS has not provided Experian RES with notice of its dissatisfaction with the results of such due diligence, this condition shall be deemed to have been waived.

          12.3.  Transfer of Business.  Experian RES shall have transferred to
                 --------------------
COMPS all of the Assets, and Experian RES shall have executed a Bill of Sale and Assignment in form reasonably satisfactory to COMPS and its counsel relating to the Assets.

          12.4.  Accuracies of Experian RES's Representations and Warranties.
                 -----------------------------------------------------------
Except as otherwise permitted by this Addendum & Amendment, all representations by Experian RES in this Addendum & Amendment or in any written statement that shall be delivered to COMPS under this Addendum & Amendment shall be true on and as of the Closing as though made at that time.

     13.  Conditions Precedent to Experian RES's Performance.  The obligation of
          --------------------------------------------------
Experian RES to consummate the transactions contemplated by this Addendum & Amendment is subject to the satisfaction, at or before the Closing, of all the conditions set out below in this

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

section. Experian RES may waive in writing any or all of these conditions, in whole or in part, without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Experian RES of any of its other rights or remedies, at law or in equity, if COMPS shall be in default of any of the representations or covenants under this Purchase Agreement.

          13.1.  Accuracies of COMPS's Representations.  Except as otherwise
                 -------------------------------------
permitted by this Addendum & Amendment, all representations by COMPS in this Addendum & Amendment shall be true on and as of the Closing as though made at that time.

          13.2.  Performance by COMPS.  COMPS shall have performed, satisfied,
                 --------------------
complied with all covenants, agreement, and conditions required by this Purchase Agreement to be performed or complied with by COMPS on or before the Closing.

          13.3.  President's Certificate as to Financial Condition.  Experian
                 -------------------------------------------------
RES shall have received a certificate duly executed by the President of COMPS, stating that the audited balance sheet of COMPS as of December 31, 1996 and the unaudited balance sheet of COMPS as of October 31, 1997 reflect cash and cash equivalents, together with amounts available under COMPS bank agreements and lines of credit, in excess of Eight Hundred Thousand Dollars ($800,000.00).

     14.  Warranties and Indemnification.
          ------------------------------

          14.1.  Warranties.  COMPS and Experian RES each represents and
                 ----------
warrants to the other than (i) it has the right, title and authority to enter into and perform this Addendum & Amendment (including, in the case of Experian RES, good and marketable title to the Assets); and (ii) its execution, delivery and performance of this Addendum & Amendment will not conflict with the terms of any other agreement to which it is a party. COMPS and Experian RES each further covenant not to enter into any agreement which will conflict with the terms of this Addendum & Amendment. Neither party guarantees the accuracy or reliability of any Licensed Data. THIS WARRANTY IS THE ONLY WARRANTY WITH RESPECT TO THE LICENSED DATA, AND SUCH WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          14.2.  Limitation of Liability.  EXCEPT AS SET FORTH IN SECTION 14.3,
                 -----------------------
UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER PARTY FOR ANY CLAIM, INJURY, OR DAMAGE RELATING TO, ARISING OUT OF, OR RESULTING FROM THE INACCURACY OF ANY LICENSED DATA. NOTWITHSTANDING ANY OTHER PROVISION OF THIS ADDENDUM & AMENDMENT, UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES INCURRED BY THE 0THER PARTY, REGARDLESS OF HOW SUCH DAMAGES ARISE AND OF WHETHER OR NOT A PARTY WAS ADVISED SUCH DAMAGES MIGHT ARISE.

          14.3.  Other Parties; Indemnification.  Each party will include
                 ------------------------------
provisions consistent with those set forth in Sections 14.1 and 14.2, above, in any agreement pursuant to which the Licensed Data is provided to any third party. Each party to this Addendum & Amendment will indemnify (in this capacity, the "Indemnifying Party"), defend and hold harmless the other party (the "Indemnified Party") hereto, its employees, agents and representatives, from and against any losses, claims, suits, costs and/or expenses, including attorney fees, arising out of or resulting from any claim by any third party to whom the Indemnifying Party has provided the Licensed Data and based exclusively on such Licensed Data, whether such data was provided prior to or during the Amended Term. The Indemnified Party shall provide prompt notice to the Indemnifying Party of a claim potentially giving rise to obligations under this section, and the Indemnifying Party shall be permitted to assume and control the defense thereof. The Indemnifying Party shall not be liable for any settlement entered into with its prior written consent, which shall not unreasonably be withheld.

          IN WITNESS WHEREOF, each party hereto has caused this Addendum & Amendment to be executed by its duly authorized representatives.

EXPERIAN INFORMATION SOLUTIONS, INC.          COMPS INFOSYSTEMS, INC.
 an Ohio corporation                           a Delaware corporation

By:  /s/ [illegible]                          By:  /s/ CHRISTOPHER A. CRANE
   --------------------------------              ------------------------------
Title:  Senior V.P. and Secretary             Title:  Pres & CEO
      ------------------------------                ---------------------------

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
                                                                                                                   (SALES TAX INCL.)
                                                                                              # OF     PRODUCT          FL & GA
     COUNTY NAME  QTY      CUSTOMER NAME   CUST#   CONTRACT#      EFFEC.      ANNIV. DATE    LEASE      PRICE          CUSTOMER AR
                                                                  DATE                       YEARS                        BAL
ST
FL    BREVARD     1  ***                   3725603  0473890  302  09/30/97    09/30/98         1         546.25           585.28
FL    BREVARD     1  ***                   2124016  0172865  401  10/29/96    10/29/97         1         411.60             0.00
FL    BREVARD     1  ***                   3477018  0323780  801  10/05/97    10/05/98         1         499.95           356.05
FL    BREVARD     1  ***                   3081657  0216085  303  11/10/97    11/10/98         1        1006.00         1,073.79
FL    BREVARD     1  ***                   2293037  2142805  500  10/10/97    10/10/98         1         757.50           763.75
FL    BREVARD     1  ***                   2288219  0196502  400  04/28/97    04/28/98         1           0.00             0.00
FL    BREVARD     1  ***                   2298708  2142871  403  05/10/97    05/10/98         1         732.60           304.38
FL    BREVARD     1  ***                   3400324  2008271  200  10/18/97    10/18/98         1        1006.00         1,091.36
FL    BFIEVARD    1  ***                   3147450  3027612  702  07/10/97    07/10/98         1         419.10             0.00
FL    BREVARD     1  ***                   2950648  0205905  301  03/10/97    03/10/98         1         875.00             0.00
FL    BREVARD     1  ***                   3613103  0220301  100  03/28/97    03/28/98         1           0.00             0.00
FL    BREVARD     1  ***                   2320058  2142839  401  09/30/97    09/30/98         1         732.60           633.71
FL    BREVARD     1  ***                   3090167  0284966  900  12/28/97    12/28/98         1           0.00             0.00
FL    BREVARD     1  ***                   2915683  2014768  200  10/30/97    10/30/98         1           0.00             0.00
FL    BREVARD     1  ***                   0038841  0237919  200  12/28/97    12/28/98         1           0.00             0.00
FL    BREVARD     1  ***                   3495111  0341510  701  04/10/97    04/10/98         1        1090.00             0.00
FL    BREVARD     1  ***                   3515332  0357563  704  08/10/97    08/10/98         1         640.00             0.00
FL    BREVARD     1  ***                   3014600  0187524  600  08/27/97    08/27/98         1           0.00             0.00
FL    BREVARD     1  ***                   2462851  0235541  001  03/10/97    03/10/98         1         750.00             0.00
FL    BREVARD     1  ***                   2595478  0175928  301  01/10/98    01/10/99         1         739.00           789.59
FL    BREVARD     1  ***                   2444796  2123182  502  11/10/97    11/10/98         1         738.75           788.94
FL    BREVARD     1  ***                   3175963  0239070  102  11/10/97    11/10/98         1         694.65           744.12
FL    BREVARD     1  ***                   2354107  2142874  503  10/10/97    10/10/98         1           0.00             0.00
FL    BREVARD     1  ***                   3532410  0349532  601  03/10/97    03/10/98         1         950.00         1,032.00
FL    BREVARD     1  ***                   3532421  0941354  701  08/25/97    08/25/98         1         431.67             0.00
FL    BREVARD     1  ***                   2181664  2142822  502  11/03/97    11/03/98         1         694.65           744.12
FL    BREVARD     1  ***                   2536361  2142830  402  04/01/97    04/01/98         1         610.00             0.00
FL    BREVARD     1  ***                   3665679  2027953  000  03/25/97    03/25/98         1         990.00         1,084.30
FL    BREVARD     1  ***                   3398940  0278748  800  04/10/97    04/10/98         1         620.00           202.88
FL    BREVARD     1  ***                   3800458  2018869  000  03/07/97    03/07/98         1         990.00             0.00
FL    BREVARD     1  ***                   2016429  0354955  602  04/10/97    04/10/98         1         640.00             0.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                 # OF   PRODUCT        FL & GA
      COUNTY    QTY      CUSTOMER NAME        CUST#     CONTRACT#         EFFEC.       ANNIV.    LEASE   PRICE        CUSTOMER AR
       NAME                                                                DATE         DATE     YEARS                   BAL
ST
FL    BREVARD    1  ***                       2296476    0323776  702     02/10/97     02/10/97    1      422.40         0.00
FL    BREVARD    1  ***                       2296476    8123184  500     01/10/98     01/10/98    1      739.00       789.59
FL    BREVARD    1  ***                       3170300    0239042  100     08/10/97     08/10/97    1      732.60       269.45
FL    BREVARD    1  ***                       3733770    0504778  201     07/24/97     07/24/98    1      373.75       335.36
FL    BREVARD    8  ***                       3308736    8237919  100     12/30/97     12/30/98    1        0.00         0.00
FL    BROWARD    1  ***                       2337799    2160527  402     03/10/97     03/10/98    1      758.17         0.00
FL    BROWARD    1  ***                       2989020    0175905  300     08/10/97     08/10/98    1     1285.00     1,362.10
FL    BROWARD    1  ***                       2012003    2127986  400     08/10/97     08/10/98    2      879.50         0.00
FL    BROWARD    1  ***                       2255727    2146237  400     05/01/97     05/01/98    1      758.17       647.39
FL    BROWARD    1  ***                       2124016    2146254  401     05/01/97     05/01/98    1      573.10         0.00
FL    BROWARD    1  ***                       3346037    0282455  903     10/10/97     10/10/98    1      588.06       524.20
FL    BROWARD    1  ***                       2146351    2160504  500     02/28/98     02/28/99    1        0.00         0.00
FL    BROWARD    1  ***                       2774941    2123322  502     04/10/97     04/10/98    1     1009.68         0.00
FL    BROWARD    1  ***                       3449718    2018776  000     04/10/97     04/10/98    1     1385.00         0.00
FL    BROWARD    1  ***                       3096152    0259150  902     05/10/97     05/10/98    2     1100.00         0.00
FL    BROWARD    1  ***                       3576629    0375361  609     10/10/97     10/10/98    1      648.00       691.88
FL    BROWARD    1  ***                       3695102    0452568  401     12/10/97     12/10/98    1     1480.00     1,582.01
FL    BROWARD    1       CUSHMAN & WAKEFIELD  2498113    2160466  503     01/15/98     01/15/99    1     1480.00     1,585.95
                         OF FLORIDA INC
FL    BROWARD    1       CUSHMAN & WAKEFIELD  3147416    0176031  100     07/10/97     07/10/98    1     1285.00         0.00
                         OF FLORIDA INC
FL    BROWARD    1  ***                       2207342    2123328  404     05/10/97     05/10/98    2      679.50         0.00
FL    BROWARD    1  ***                       2931049    0206917  403     12/10/97     12/10/98    1     1480.00     1,593.80
FL    BROWARD    1  ***                       3613103    0220370  100     03/28/97     03/28/98    1        0.00         0.00
FL    BROWARD    1  ***                       3090167    0258778  104     08/07/97     08/07/98    1        0.00         0.00
FL    BROWARD    1  ***                       0038841    0271265  100     07/18/97     07/18/98    1        0.00         0.00
FL    BROWARD    1  ***                       2013240    2189608  402     04/10/97     04/10/98    1        0.00         0.00
FL    BROWARD    1  ***                       2013240    2189608  403     10/07/97     10/07/98    1     1285.00         0.00
FL    BROWARD    1  ***                       3014600    2160393  500     10/30/97     10/30/98    1        0.00         0.00
FL    BROWARD    1  ***                       3673115    0445336  402     07/01/97     07/01/98    1      887.50       891.67
FL    BROWARD    1  ***                       2308416    2151544  402     05/10/97     05/10/98    1      898.75      (958.93
FL    BROWARD    1  ***                       3756964    2007363  202     08/01/97     08/01/98    1      767.50       654.17
FL    BROWARD    1  ***                       2210201    2123299  401     04/15/97     04/15/98    1     1132.50         0.00
FL    BROWARD    1  ***                       3556151    0351443  604     06/10/97     06/10/98    1     1285.00         0.00
FL    BROWARD    1  ***                       3026283    0183708  203     02/28/97     02/28/98    1     1285.00         0.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (Sales tax incl.)
                                                                                                # OF      PRODUCT        FL & GA
       COUNTY NAME  QTY       CUSTOMER NAME   CUST#      CONTRACT#         EFFEC.       ANNIV.    LEASE    PRICE       CUSTOMER AR
                                                                           DATE         DATE     YEARS                      BAL
FL     BROWARD       1  ***                   3757116    2018722  101     05/20/98     05/20/99   1        1285.00         0.00
FL     BROWARD       1  ***                   2131795    2189613  401     05/10/97     05/10/98   1        1285.00         0.00
FL     BROWARD       1  ***                   3008157    0183064  302     03/10/97     03/10/98   1        1141.50         0.00
FL     BROWARD       1  ***                   2514587    2123343  403     05/10/97     05/10/98   1        1285.00         0.00
FL     BROWARD       1  ***                   2973685    0213588  300     06/10/97     06/10/98   1        1285.00     1,387.10
FL     BROWARD       1  ***                   2003540    0338023  701     05/01/97     05/01/98   1        1148.75         0.00
FL     BROWARD       1  ***                   2003540    2156536  401     05/01/97     05/01/98   1         765.83         0.00
FL     BROWARD       1  ***                   3625211    0408430  501     05/03/97     05/03/98   1        1285.00       970.97
FL     BROWARD       1  ***                   2147219    0205546  203     02/10/97     02/10/98   1         285.00         0.00
FL     BROWARD       1  ***                   2220136    2151556  503     02/27/97     02/27/98   1         900.00         0.00
FL     BROWARD       1  ***                   2780120    0450911  402     06/01/97     06/01/98   1        1285.00         0.00
FL     BROWARD       1  ***                   3385735    2160655  401     03/10/97     03/10/98   1        1285.00         0.00
FL     BROWARD       1  ***                   3805068    2017710  001     06/30/97     06/30/98   1        1285.00         0.00
FL     BROWARD       1  ***                   2773526    2123372  401     07/10/97     07/10/98   1        1285.00       916.89
FL     BROWARD       1  ***                   2170480    2123363  401     05/10/97     05/10/98   1         859.51         0.00
FL     BROWARD       1  ***                   2382078    2189625  403     06/10/97     06/10/98   1           0.00         0.00
FL     BROWARD       1  ***                   2264402    0187464  402     06/10/97     06/10/98   1         744.00         0.00
FL     BROWARD       1  ***                   2014881    2156510  401     04/15/97     04/15/98   1         131.84         0.00
FL     BROWARD       1  ***                   2162537    2002360  200     04/10/97     04/10/98   1        1285.00       182.99
FL     BROWARD       1  ***                   2309844    2179108  001     11/29/97     11/29/98   1        1480.00     1,505.00
FL     BROWARD       1  ***                   2167938    2179033  403     02/10/97     02/10/98   1           0.00         0.00
FL     BROWARD       1  ***                   3752427    2007221  300     09/10/97     09/10/98   1           0.00         0.00
FL     BROWARD       1  ***                   2795395    0482454  301     08/10/97     08/10/98   1         303.27       296.19
FL     BROWARD       1  ***                   2922773    0186783  402     11/15/97     11/15/98   1         999.05     1,063.16
FL     BROWARD       1  ***                   3662753    0427015  402     07/01/97     07/01/98   1         919.00       489.57
FL     BROWARD       1  ***                   2589510    0304366  805     08/15/97     08/15/98   1        1285.00         0.00
FL     BROWARD       8  ***                   3308736    8271265  100     12/30/97     12/30/98   1           0.00         0.00
FL     DADE          1  ***                   2989020    2008307  201     10/11/97     10/11/98   1        1325.00     1,429.50
FL     DADE          1  ***                   2012003    2167502  401     03/10/97     03/10/98   2        1155.00         0.00
FL     DADE          1  ***                   2255727    2146236  501     05/01/97     08/01/98   1         818.32       420.33
FL     DADE          1  ***                   2124016    2134363  501     11/09/97     11/09/98   1         545.00       583.55
FL     DADE          1  ***                   3346037    0282441  903     06/13/97     06/13/98   1         609.18       217.18
FL     DADE          1  ***                   2945950    8123259  503     10/01/97     10/01/98   1        2142.50     2,294.27

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

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                   # OF   PRODUCT      FL & GA
      COUNTY QTY     CUSTOMER NAME             CUST#      CONTRACT#         EFFEC.       ANNIV.    LEASE   PRICE     CUSTOMER AR
       NAME                                                                  DATE         DATE     YEARS                  BAL
ST
FL    DADE   1  ***                            3096152    0228743  201     06/10/97     06/10/98     1    1325.00         0.00
FL    DADE   1  ***                            3079593    0216778  301     10/28/97     10/28/98     1    1525.00       397.98
FL    DADE   1  ***                            3576629    0375363  609     10/10/97     10/10/98     1     528.75       564.64
FL    DADE   1       CUSHMAN & WAKEFIELD       2498113    2134390  602     01/19/98     01/19/99     1    1525.00     1,634.33
                     OF FLORIDA INC
FL    DADE   1       CUSHMAN & WAKEFIELD       3147416    2030659  000     03/25/97     03/25/98     1    1498.00         0.00
                     OF FLORIDA INC
FL    DADE   1  ***                            3613103    0220302  100     03/03/97     03/03/98     1       0.00         0.00
FL    DADE   1  ***                            2276818    0205528  301     10/01/97     10/01/98     1    1155.00        24.73
FL    DADE   1  ***                            3090167    0284975  000     12/05/97     12/05/98     1       0.00         0.00
FL    DADE   1  ***                            0038841    0300076  100     12/05/97     12/05/98     1       0.00         0.00
FL    DADE   1  ***                            2572154    2156596  500     05/24/97     05/24/98     1    1325.00         0.00
FL    DADE   1  ***                            3014600    0196520  400     05/07/97     05/07/98     1       0.00         0.00
FL    DADE   1  ***                            2730251    0205515  301     07/16/97     07/16/98     1     615.33         0.00
FL    DADE   1  ***                            2336231    2143053  402     10/27/96     10/27/97     1       0.00         0.00
FL    DADE   1  ***                            3756964    2007365  202     08/01/97     08/01/98     1     711.67       606.83
FL    DADE   1  ***                            3539792    0369333  601     05/01/97     05/01/98     1    1325.00         0.00
FL    DADE   1  ***                            3026283    2028288  100     07/16/97     07/16/98     1    1325.00         0.00
FL    DADE   1  ***                            3757116    2008315  302     10/10/98     10/10/99     1    1325.00     1,436.13
FL    DADE   1  ***                            3711280    0460278  301     05/16/97     05/16/98     1    1325.00         0.00
FL    DADE   1  ***                            2003540    2156801  501     11/10/97     11/10/98     1       0.00         0.00
FL    DADE   1  ***                            2719630    2028293  000     08/06/96     08/06/97     1     825.00         0.00
FL    DADE   1  ***                            2147219    2143046  500     02/10/98     02/10/99     1    1525.00     1,631.85
FL    DADE   1  ***                            2290131    2127965  500     11/14/97     11/14/98     1     434.62       464.54
FL    DADE   1  ***                            2585651    2143467  600     06/10/97     06/10/98     1    1325.00         0.00
FL    DADE   1  ***                            2780120    2146675  601     03/14/97     03/14/98     1    1325.00         0.00
FL    DADE   1  ***                            2111717    2134314  501     09/28/97     09/28/98     1     883.75       947.45
FL    DADE   1  ***                            2773526    0262602  001     03/10/97     03/10/98     1    1325.00       707.37
FL    DADE   1  ***                            2249685    2156598  503     11/01/97     11/01/98     1    1139.40     1,218.86
FL    DADE   1  ***                            3155204    2018891  000     04/01/97     04/01/98     1     797.67       334.71
FL    DADE   1  ***                            2014881    8251261  902     12/10/96     12/10/97     1     592.25         0.00
FL    DADE   1  ***                            3291852    2146300  504     12/01/97     12/01/98     1    1392.98     1,488.35
FL    DADE   1  ***                            2309844    2179109  600     11/29/97     11/29/98     1       0.00         0.00
FL    DADE   1  ***                            2243616    2134343  501     12/10/97     12/10/98     1    1024.35     1,095.47
FL    DADE   1  ***                            3752427    2022838  100     06/10/97     06/10/98     1       0.00         0.00

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    Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                # OF      PRODUCT        FL & GA
       COUNTY NAME  QTY       CUSTOMER NAME   CUST#      CONTRACT#         EFFEC.       ANNIV.    LEASE    PRICE       CUSTOMER AR
                                                                           DATE         DATE     YEARS                      BAL
FL      DADE         1   ***                  3198757     0235782  102    01/28/97     01/28/98      1     1047.38          0.00
FL      DADE         1   ***                  2589510     2146608  402    08/15/97     08/15/98      1      324.06          0.00
FL      DADE         2   ***                  2363684     0207107  700    09/30/97     09/30/98      1        0.00          0.00
FL      DADE         8   ***                  3308736     8271267  000    12/30/97     12/30/98      1        0.00          0.00
FL      DUVAL        1   ***                  3544886     0367089  600    03/22/97     03/22/98      1      965.00          0.00
FL      DUVAL        1   ***                  3685118     0480442  402    09/30/97     09/30/98      1      965.00          0.00
FL      DUVAL        1   ***                  2248864     0130038  400    06/07/97     06/07/98      1      387.75          0.00
FL      DUVAL        1   ***                  3613103     0220265  100    04/15/97     04/15/98      1        0.00          0.00
FL      DUVAL        1   ***                  3090167     0258778  301    08/07/97     08/07/98      1        0.00          0.00
FL      DUVAL        1   ***                  3091641     8271268  100    12/05/97     12/05/98      1        0.00          0.00
FL      DUVAL        1   ***                  3014600     3276128  100    08/14/97     08/14/98      1        0.00          0.00
FL      DUVAL        1   ***                  3221880     2017777  000    08/12/97     08/12/98      1      965.00          0.00
FL      DUVAL        1   ***                  3054154     0182799  200    06/10/97     06/10/98      1      387.75          0.00
FL      DUVAL        1   ***                  3360796     0277782  900    10/30/97     10/30/98      1        0.00          0.00
FL      DUVAL        1   ***                  2566722     0130020  401    07/10/97     07/10/98      1      387.75          0.00
FL      DUVAL        1   ***                  2002419     0358229  601    09/30/97     09/30/98      1      621.50          0.00
FL      DUVAL        1   ***                  3658057     0439723  500    02/25/98     02/25/99      1     1110.00      1,207.15
FL      DUVAL        1   ***                  3213870     0251561  100    01/10/98     01/10/99      1     1110.00      1,195.43
FL      DUVAL        1   ***                  3265664     0235601  000    07/10/97     07/10/98      1      457.50        370.12
FL      DUVAL        1   ***                  2438124     0187553  600    06/25/97     06/25/98      1      457.50        287.88
FL      DUVAL        1   ***                  2438124     0187553  700    06/25/97     06/25/98      1        0.00          0.00
FL      DUVAL        1   ***                  3128086     2002259  202    06/15/97     06/15/98      1      965.00        842.19
FL      DUVAL        1   ***                  2572648     2130545  502    11/04/97     11/04/98      1      447.15        484.47
FL      DUVAL        1   ***                  2499257     8259961  000    03/17/97     03/17/98      1      965.00          0.00
FL      DUVAL        1   ***                  2486189     2017775  000    07/23/97     07/23/98      1      965.00          0.00
FL      DUVAL        8   ***                  3308736     9271268  100    12/30/97     12/30/98      1        0.00          0.00
FL      HILLSBOROUGH 1   ***                  3409664     0302309  802    04/10/97     04/10/98      1      449.50          0.00
FL      HILLSBOROUGH 1   ***                  2327006     2015993  101    02/13/97     02/13/98      1      702.00          0.00
FL      HILLSBOROUGH 1   ***                  2103895     2130772  301    05/10/96     05/10/97      1      680.00          0.00
FL      HILLSBOROUGH 1   ***                  3614651     0409315  502    10/01/97     10/01/98      1      465.00        505.88
FL      HILLSBOROUGH 1   ***                  2814267     2156386  303    05/10/97     05/10/98      1      685.00          0.00
FL      HILLSBOROUGH 1   ***                  2174516     2125072  403    03/14/97     03/14/98      1      780.00          0.00
FL      HILLSBOROUGH 1   ***                  3613103     0220264  100    04/15/97     04/15/98      1        0.00          0.00

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

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                # OF      PRODUCT        FL & GA
       COUNTY NAME   QTY       CUSTOMER NAME   CUST#      CONTRACT#         EFFEC.       ANNIV.    LEASE    PRICE       CUSTOMER AR
                                                                           DATE         DATE     YEARS                      BAL
FL      HILLSBOROUGH   1   ***                 3229963     0251165  001    04/10/97     04/10/98    1            0.00          0.00
FL      HILLSBOROUGH   1   ***                 3229963     2028139  000    03/10/97     03/10/98    1            0.00          0.00
FL      HILLSBOROUGH   1   ***                 3090167     0258778  600    08/07/97     08/07/98    1            0.00          0.00
FL      HILLSBOROUGH   1   ***                 0038841     0300077  101    12/05/97     12/05/98    1            0.00          0.00
FL      HILLSBOROUGH   1   ***                 3014600     0207125  300    09/30/97     09/30/98    1            0.00          0.00
FL      HILLSBOROUGH   1   ***                 2016539     2130450  702    01/30/98     01/30/99    1          797.97        857.55
FL      HILLSBOROUGH   1   ***                 3729595     0459312  302    01/01/98     01/01/99    1          785.00        847.44
FL      HILLSBOROUGH   1   ***                 2133380     2130413  401    12/10/96     12/10/97    1          678.75          0.00
FL      HILLSBOROUGH   1   ***                 2227533     2160774  502    12/10/97     12/10/98    1          654.00        704.78
FL      HILLSBOROUGH   1   ***                 3472464     0323542  801    08/10/97     08/10/98    1          780.00          0.00
FL      HILLSBOROUGH   1   ***                 2943534     0213602  203    06/10/97     06/10/98    1          780.00          0.00
FL      HILLSBOROUGH   1   ***                 3120783     0211713  303    06/10/97     06/10/98    1          780.00          0.00
FL      HILLSBOROUGH   1   ***                 3774711     2026766  101    09/12/97     09/12/98    1          780.00          0.00
FL      HILLSBOROUGH   1   ***                 3030022     2108269  200    02/21/98     02/21/99    1         1325.00      1,429.29
FL      HILLSBOROUGH   1   ***                 3455564     0323476  801    05/01/97     05/01/98    1          788.00          0.00
FL      HILLSBOROUGH   4   ***                 3151435     0232699  200    07/14/97     07/14/98    1            0.00          0.00
FL      HILLSBOROUGH   8   ***                 3308736     8271269  100    12/30/97     12/30/98    1            0.00          0.00
FL      ORANGE         1   ***                 2124016     2146280  402    09/30/97     09/30/98    1            0.00          0.00
FL      ORANGE         1   ***                 3707753     0452612  306    04/12/97     04/12/98    1          760.00          0.00
FL      ORANGE         1   ***                 2246660     0166425  302    07/10/96     07/10/97    1            0.00          0.00
FL      ORANGE         1   ***                 2281193     0219404  002    12/10/96     12/10/97    1          615.00          0.00
FL      ORANGE         1   ***                 2525859     0277343  701    12/01/96     12/01/97    1            0.00          0.00
FL      ORANGE         1   ***                 2524650     2166168  400    06/10/97     06/10/98    1          825.11          0.00
FL      ORANGE         1   ***                 2782298     0166396  403    10/10/97     10/10/98    1          683.75        731.03
FL      ORANGE         1   ***                 2972778     0211755  301    01/10/98     01/10/99    1          694.00        747.23
FL      ORANGE         1   ***                 2743297     0166486  401    09/10/97     09/10/98    1          361.35         10.68
FL      ORANGE         1   ***                 3613103     0186716  100    12/28/97     12/28/98    1            0.00          0.00
FL      ORANGE         1   ***                 3090167     0284988  900    12/28/97     12/28/98    1            0.00          0.00
FL      ORANGE         1   ***                 0038841     0271275  300    12/28/97     12/28/98    1            0.00          0.00
FL      ORANGE         1   ***                 3676334     0189884  402    03/01/97     03/01/98    1          531.25          0.00
FL      ORANGE         1   ***                 3014600     2160342  500    10/30/97     10/30/98    1            0.00          0.00
FL      ORANGE         1   ***                 2462851     0334219  701    03/10/97     03/10/98    1          760.00          0.00
FL      ORANGE         1   ***                 2222754     0251195  001    06/15/97     06/15/98    1          760.00          0.00

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

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                    # OF  PRODUCT       FL & GA
     COUNTY       QTY       CUSTOMER NAME         CUST#      CONTRACT#       EFFEC.       ANNIV.    LEASE  PRICE      CUSTOMER AR
      NAME                                                                    DATE         DATE     YEARS                 BAL
FL    ORANGE       1   ***                        2300535    2166016  405    02/10/97     02/10/98    1       0.00        0.00
FL    ORANGE       1   ***                        2255435    0358245  603    08/10/97     08/10/98    1     507.37      511.00
FL    ORANGE       1   ***                        2002419    2166143  504    06/10/97     06/10/98    1     380.00        0.00
FL    ORANGE       1   ***                        2011985    2166158  302    11/10/96     11/10/97    1     507.40        0.00
FL    ORANGE       1   ***                        3807695    2017783  000    06/30/97     06/30/98    1     817.00        0.00
FL    ORANGE       1   ***                        3342811    0208136  201    04/10/97     04/10/98    1     825.00        0.00
FL    ORANGE       1   ***                        2778633    0166475  402    09/10/97     09/10/98    1     760.00      823.96
FL    ORANGE       1   ***                        3388923    8278680  801    01/10/97     01/10/98    1       0.00        0.00
FL    ORANGE       1   ***                        2236904    0462048  203    02/16/97     02/16/98    1     760.00        0.00
FL    ORANGE       1         TRAMMELL CROW        3627303    8433820  503    08/30/97     08/30/98    1     760.00        0.00
                             COMPANY
FL    ORANGE       7   ***                        3308736    8271275  100    12/30/97     12/30/98    1       0.00        0.00
FL    PALM BEACH   1   ***                        2337799    2123381  402    04/10/97     04/10/98    1     784.57        0.00
FL    PALM BEACH   1   ***                        2989020    0175906  300    08/10/97     08/10/98    1     784.57      835.77
FL    PALM BEACH   1   ***                        2012003    0462283  300    08/10/97     08/10/98    2     810.00        0.00
FL    PALM BEACH   1   ***                        2213082    0187409  408    05/10/97     05/10/98    1    1395.00        0.00
FL    PALM BEACH   1   ***                        2255727    2179313  400    05/01/97     05/01/98    1     784.58      689.82
FL    PALM BEACH   1   ***                        2300728    2151658  400    03/10/97     03/10/98    1     780.64      193.08
FL    PALM BEACH   1   ***                        2124016    2146279  401    04/01/97     04/01/98    1     523.05        0.00
FL    PALM BEACH   1   ***                        3192694    2020690  202    11/30/97     11/30/98    1    1260.00    1,360.60
FL    PALM BEACH   1   ***                        3449718    2002174  001    04/10/97     04/10/98    1    1095.00        0.00
FL    PALM BEACH   1   ***                        3576629    0375362  606    10/10/97     10/10/98    1     846.00      903.01
FL    PALM BEACH   1         CUSHMAN & WAKEFIELD  3147416    8321927  801    01/10/98     01/10/99    1    1262.00    1,346.22
                             OF FLORIDA INC
FL    PALM BEACH   1   ***                        3613103    0220272  100    04/28/97     04/28/98    1       0.00        0.00
FL    PALM BEACH   1   ***                        3616345    0408846  603    12/10/97     12/10/98    1     445.00      477.95
FL    PALM BEACH   1   ***                        3090167    0271317  100    12/28/97     12/28/98    1       0.00        0.00
FL    PALM BEACH   1   ***                        0038841    0271272  101    12/28/97     12/28/98    1       0.00        0.00
FL    PALM BEACH   1   ***                        2773504    0187423  402    08/10/97     08/10/98    1     392.29        0.00
FL    PALM BEACH   1   ***                        3014600    0179053  400    05/07/97     05/07/98    1       0.00        0.00
FL    PALM BEACH   1   ***                        3673115    0445335  401    07/01/97     07/01/98    1    1061.00    1,065.67
FL    PALM BEACH   1   ***                        2308416    2123376  402    05/05/97     05/05/98    1     413.34     (441.90)
FL    PALM BEACH   1   ***                        3756964    2007364  202    08/01/97     08/01/98    1     480.00       71.67
FL    PALM BEACH   1   ***                        2210201    0263980  001    08/17/97     08/17/98    1     392.29        0.00
FL    PALM BEACH   1   ***                        3026283    8182450  203    02/28/97     02/28/98    1    1340.00        0.00

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

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                # OF      PRODUCT        FL & GA
       COUNTY NAME  QTY       CUSTOMER NAME   CUST#      CONTRACT#         EFFEC.       ANNIV.    LEASE    PRICE       CUSTOMER AR
                                                                           DATE         DATE     YEARS                      BAL
FL      PALM BEACH   1   ***                  3681790     0503384  303     08/28/97    08/28/97      1        0.00          0.00
FL      PALM BEACH   1   ***                  2003540     2179302  401     05/01/98    05/01/98      1      695.00          0.00
FL      PALM BEACH   1   ***                  2952051     0205845  302     11/10/98    11/10/98      1      978.65      1,043.12
FL      PALM BEACH   1   ***                  2709594     2015790  102     10/28/97    10/28/98      1        0.00          0.00
FL      PALM BEACH   1   ***                  2743938     2190126  402     05/19/97    05/19/98      1     1095.00          0.00
FL      PALM BEACH   1   ***                  3805068     2017709  001     06/30/97    06/30/98      1     1115.00          0.00
FL      PALM BEACH   1   ***                  2264402     0187465  401     06/10/97    06/10/98      1     1091.00          0.00
FL      PALM BEACH   1   ***                  2014881     2084351  301     04/25/97    04/25/98      1      694.20          0.00
FL      PALM BEACH   1   ***                  2162537     2002360  201     04/10/97    04/10/98      1     1095.00          0.00
FL      PALM BEACH   1   ***                  3722516     0386331  401     04/10/97    04/10/98      1     1095.00          0.00
FL      PALM BEACH   1   ***                  2309844     0176513  301     11/29/97    11/29/98      1        0.00          0.00
FL      PALM BEACH   1   ***                  3752427     2007221  203     06/30/97    06/30/98      1        0.00          0.00
FL      PALM BEACH   1   ***                  2795395     2017695  000     05/05/97    05/05/98      1     1095.00        638.24
FL      PALM BEACH   8   ***                  3308736     8271272  100     12/30/97    12/30/98      1        0.00          0.00
FL      PINELLAS     1   ***                  3409664     0304072  802     04/10/97    04/10/98      1      437.29          0.00
FL      PINELLAS     1   ***                  2174516     0208134  203     03/14/97    03/14/98      1      780.00          0.00
FL      PINELLAS     1   ***                  3613103     0949020  300     12/28/97    12/28/98      1        0.00          0.00
FL      PINELLAS     1   ***                  3229963     2028139  001     03/10/97    03/10/98      1        0.00          0.00
FL      PINELLAS     1   ***                  3031238     0213657  001     01/10/96    01/10/97      1        0.00          0.00
FL      PINELLAS     1   ***                  3090167     0271318  100     12/28/97    12/28/98      1        0.00          0.00
FL      PINELLAS     1   ***                  0038841     0271276  001     05/21/97    05/21/98      1        0.00          0.00
FL      PINELLAS     1   ***                  3676334     0189887  402     03/01/97    03/01/98      1      658.75          0.00
FL      PINELLAS     1   ***                  3014600     0187527  300     08/27/97    08/27/98      1        0.00          0.00
FL      PINELLAS     1   ***                  2124083     0187305  503     12/10/97    12/10/98      1     1345.00      1,464.15
FL      PINELLAS     1   ***                  3776654     2018317  100     03/12/97    03/12/98      1     1030.73        266.42
FL      PINELLAS     1   ***                  2016539     0226857  403     01/30/98    01/30/99      1      523.20        563.12
FL      PINELLAS     1   ***                  3729595     0459311  402     01/01/98    01/01/99      1      980.00      1,057.56
FL      PINELLAS     1   ***                  2811194     8160371  300     04/28/97    04/28/98      1        0.00          0.00
FL      PINELLAS     1   ***                  3120783     0322393  701     06/10/97    06/10/98      1     1170.00          0.00
FL      PINELLAS     1   ***                  3030022     2018268  100     02/21/97    02/21/98      1      721.50          0.00
FL      PINELLAS     1   ***                  2958732     0213317  301     05/10/97    05/10/98      1     1170.00          0.00
FL      PINELLAS     8   ***                  3308736     8271276  100     12/30/97    12/30/98      1        0.00          0.00
FL      SARASOTA     1   ***                  3613103     0220309  100     03/03/97    03/03/98      1        0.00          0.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                                                Southeast C&I Report

EXHIBIT A.                     Product Name=TRW REDI Comps (Commercial)       Effective 01/01/96 to 11/07/97
---------
                                                                                                                   (SALES TAX INCL.)
                                                                                                # OF      PRODUCT        FL & GA
       COUNTY NAME  QTY       CUSTOMER NAME   CUST#      CONTRACT#         EFFEC.       ANNIV.    LEASE    PRICE       CUSTOMER AR
                                                                           DATE         DATE     YEARS                      BAL
FL      SARASOTA     1   ***                  3090167     8258775  700     08/07/97     08/07/98    1        0.00          0.00
FL      SARASOTA     1   ***                  0038841     0271278  100     12/05/97     12/05/98    1        0.00          0.00
FL      SARASOTA     1   ***                  3014600     0207003  300     09/30/97     09/30/98    1        0.00          0.00
FL      SARASOTA     1   ***                  2518608     0277531  901     07/01/97     07/01/98    1      498.33          0.00
FL      SARASOTA     1   ***                  2904762     0187110  405     01/10/98     01/10/99    1     1650.00      1,664.08
FL      SARASOTA     1   ***                  2809562     0187630  304     02/25/97     02/25/98    1      260.10         56.04
FL      SARASOTA     1   ***                  2309233     2151773  402     05/10/97     05/10/98    1        0.00          0.00
FL      SARASOTA     1   ***                  2762195     2152231  402     03/10/97     03/10/98    1     1060.00          0.00
FL      SARASOTA     2   ***                  2309589     0179092  300     09/30/97     09/30/98    1        0.00          0.00
FL      SARASOTA     7   ***                  3308736     8271278  100     12/30/97     12/30/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  2124016     2146276  402     03/01/97     03/01/98    1      760.00          0.00
FL      SEMINOLE     1   ***                  3707753     0452612  207     03/20/97     03/20/98    1      855.00          0.00
FL      SEMINOLE     1   ***                  3611447     2028502  101     07/30/97     07/30/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  2281193     0358762  603     08/10/97     08/10/98    1      760.00        813.88
FL      SEMINOLE     1   ***                  3575860     0375272  502     05/03/97     05/03/98    1      760.00          0.00
FL      SEMINOLE     1   ***                  2525859     0277344  801     11/17/96     11/17/97    1        0.00          0.00
FL      SEMINOLE     1   ***                  2524650     2166169  400     06/10/97     06/10/98    1      442.50          0.00
FL      SEMINOLE     1   ***                  2782298     0166395  403     10/10/97     10/10/98    1      875.00        936.97
FL      SEMINOLE     1   ***                  2972778     0211710  201     11/10/97     11/10/98    1      389.40          0.00
FL      SEMINOLE     1   ***                  2743297     0166487  401     09/10/97     09/10/98    1      389.40        280.52
FL      SEMINOLE     1   ***                  3613103     0304031  800     05/24/97     05/24/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  3090167     0271322  100     12/28/97     12/28/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  0038841     8259978  100     08/27/97     08/27/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  2323260     0166367  401     06/10/97     06/10/98    1      760.00          0.00
FL      SEMINOLE     1   ***                  3676334     0189886  403     03/01/97     03/01/98    1      376.25          0.00
FL      SEMINOLE     1   ***                  2462851     0334223  701     03/10/97     03/10/98    1      760.00          0.00
FL      SEMINOLE     1   ***                  2337894     0166322  307     07/10/96     07/10/97    1        0.00          0.00
FL      SEMINOLE     1   ***                  2222754     0297000  900     12/10/97     12/10/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  2300535     2166017  403     02/10/97     02/10/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  2723769     2166163  302     02/10/97     02/10/98    1      256.25          0.00
FL      SEMINOLE     1   ***                  2002419     2166142  402     06/10/97     06/10/98    1      760.00          0.00
FL      SEMINOLE     1   ***                  2011985     2166159  401     04/10/97     04/10/98    1        0.00          0.00
FL      SEMINOLE     1   ***                  3807695     2017781  000     06/30/97     06/30/98    1      812.25          0.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                     Southeast C&I Report
EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                 Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
     COUNTY                                                                                     # OF                    FL & GA
ST    NAME    QTY         CUSTOMER NAME     CUST#    CONTRACT#        EFFEC. DATE  ANNIV. DATE  LEASE     PRODUCT     Customer AR
                                                                                                YEARS      PRICE         Bal
FL  SEMINOLE   1  ***                       3342811    0208135  101     02/24/97     02/24/98     1         760.00         0.00
FL  SEMINOLE   1  ***                       2778633    0166474  402     09/10/97     09/10/98     1        1210.00     1,311.10
FL  SEMINOLE   1  ***                       3388923    0278681  803     11/29/96     11/29/97     1           0.00         0.00
FL  SEMINOLE   1  ***                       2233194    2152171  600     12/28/97     12/28/98     1           0.00         0.00
FL  SEMINOLE   1  ***                       2236904    0462048  202     02/16/97     02/16/98     1        1089.00         0.00
FL  SEMINOLE   1          TRAMMELL CROW     3627303    8433820  502     08/30/97     08/30/98     1        1210.00         0.00
                          COMPANY
FL  SEMINOLE   2  ***                       2915683    2014759  200     10/18/97     10/18/98     1           0.00         0.00
FL  SEMINOLE   7  ***                       3308736    9259978  100     12/30/97     12/30/98     1           0.00         0.00
FL  VOLUSIA    1  ***                       2124016    0172866  401     10/10/96     10/10/97     1         541.00         0.00
FL  VOLUSIA    1  ***                       2281193    2125452  402     09/10/97     09/10/98     1         522.23       557.41
FL  VOLUSIA    1  ***                       3158120    2166170  402     08/10/97     08/10/98     1         522.23       557.69
FL  VOLUSIA    1  ***                       3613103    0320883  800     12/10/97     12/10/98     1           0.00         0.00
FL  VOLUSIA    1  ***                       3090167    0258778  000     08/07/97     08/07/98     1           0.00         0.00
FL  VOLUSIA    1  ***                       0038841    0271279  100     12/05/97     12/05/98     1           0.00         0.00
FL  VOLUSIA    1  ***                       3676334    2156449  502     03/01/97     03/01/98     1         825.00         0.00
FL  VOLUSIA    1  ***                       3014600    0127775  400     06/15/97     06/15/98     1           0.00         0.00
FL  VOLUSIA    1  ***                       2462851    0334224  701     03/10/97     03/10/98     1         910.00         0.00
FL  VOLUSIA    1  ***                       3040304    0208283  101     04/10/96     04/10/97     1           0.00         0.00
FL  VOLUSIA    1  ***                       3690996    2018481  101     03/01/97     03/01/98     1         720.38       228.18
FL  VOLUSIA    1  ***                       3512676    2156317  501     01/10/98     01/10/99     1         990.00     1,055.74
FL  VOLUSIA    2  ***                       2915683    2014758  200     10/13/97     10/13/98     1           0.00         0.00
FL  VOLUSIA    7  ***                       3308736    8271279  100     12/30/97     12/30/98     1           0.00         0.00
GA  CHEROKEE   1  ***                       3098778    0232104  200     01/10/98     01/10/99     1           0.00         0.00
GA  CHEROKEE   1  ***                       2925677    0351712  601     09/30/97     09/30/98     1         232.65       246.61
GA  CHEROKEE   1  ***                       3214266    3161878  304     06/15/96     12/15/97     1         171.00         0.00
GA  CHEROKEE   1  ***                       3542075    0453849  301     03/15/97     03/15/98     1         202.50         0.00
GA  CHEROKEE   1  ***                       3418200    3161740  402     08/18/97     08/18/98     1         163.20       123.08
GA  CHEROKEE   1  ***                       3571383    0453856  212     07/28/96     07/28/97     1         133.00         0.00
GA  CHEROKEE   1  ***                       3271724    0247892  919     02/25/97     02/25/98     1          85.50        36.25
GA  CHEROKEE   1  ***                       3090167    0271313  100     12/28/97     12/28/98     1           0.00         0.00
GA  CHEROKEE   1  ***                       3091641    0242872  100     12/28/97     12/28/98     1           0.00         0.00
GA  CHEROKEE   1  ***                       3345302    0354890  702     02/10/98     02/10/99     1         187.85       201.71
GA  CHEROKEE   1  ***                       3758218    2001659  205     08/21/97     08/21/98     1          91.80         0.00

Data as of 11/07/97                                    Page 10                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                      Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                  Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                  # OF                  FL & GA
     COUNTY                                                                                       LEASE   PRODUCT     Customer AR
ST    NAME         QTY      CUSTOMER NAME   CUST#     CONTRACT#        EFFEC. DATE  ANNIV. DATE   YEARS    PRICE          Bal
GA  CHEROKEE        1  ***                  3606067    0394443    500    04/10/97     04/10/98      1       405.00         0.00
GA  CHEROKEE        1  ***                  3224573    0345482    726    01/16/98     01/16/99      1       465.00       497.55
GA  CHEROKEE        1  ***                  3688960    2008478    200    10/26/97     10/26/98      1       311.85       336.11
GA  CHEROKEE        1  ***                  3463866    0374898    616    12/31/97     12/31/98      1       250.00       267.50
GA  CHEROKEE        1  ***                  3026551    2018656    000    10/23/97     10/23/98      1       209.37       232.85
GA  CHEROKEE        1  ***                  3811786    2021209    002    09/18/97     09/18/98      1       243.75       234.73
GA  CHEROKEE        1  ***                  3707720    8355277    637    04/10/97     04/10/98      1       176.17        92.49
GA  CHEROKEE        1  ***                  3564183    8353721    601    06/17/97     06/17/98      1       127.71         0.00
GA  CHEROKEE        1  ***                  3219861    0248564    921    01/01/97     01/01/98      1         0.00         0.00
GA  CHEROKEE        1  ***                  3219861    0248564    921    01/01/97     01/01/98      1       195.75         0.00
GA  CHEROKEE        1  ***                  3012086    0228496    101    06/14/97     06/14/98      1       405.00       450.98
GA  CHEROKEE        1  ***                  3012075    0314749    795    08/01/97     08/01/98      1       217.50        56.08
GA  CHEROKEE        1  ***                  3012075    0314749    913    08/01/97     08/01/98      1       143.55       153.60
GA  CHEROKEE        1  ***                  3012075    0314749    928    08/01/97     08/01/98      1       405.00       433.35
GA  CHEROKEE        1  ***                  3012075    0314749    953    08/01/97     08/01/98      1       232.65       248.94
GA  CHEROKEE        1  ***                  3331688    3161588    332    02/01/97     02/01/98      1       405.00       128.79
GA  CHEROKEE        1  ***                  3731493    0462489    302    11/22/97     11/22/98      1       440.00       479.65
GA  CHEROKEE        1  ***                  3778944    2022340    100    04/05/97     04/05/98      1       237.50         0.00
GA  CHEROKEE        1  ***                  3513240    3161658    438    11/12/97     11/12/98      1       182.32       195.08
GA  CHEROKEE        1  ***                  3751745    9414194    300    09/12/97     09/12/98      1       405.00         0.00
GA  CHEROKEE        1  ***                  3103692    2038893    100    06/26/97     06/26/98      1       175.00        33.75
GA  CHEROKEE        1  ***                  3419058    0196126    400    01/29/98     01/29/99      1       166.00       179.25
GA  CHEROKEE        1  ***                  3804517    2017754    000    05/12/97     05/12/98      1       237.50       139.15
GA  CHEROKEE        8  ***                  3308736    8242872    100    12/30/97     12/30/98      1         0.00         0.00
GA  CITY ATLANTA    1  ***                  3098778    0232104    201    01/10/98     01/10/99      1         0.00         0.00
GA  CITY ATLANTA    1  ***                  3214266    3146302    250    11/08/97     11/08/98      1       580.00         0.00
GA  CITY ATLANTA    1  ***                  3802962    3130263    503    07/10/97     07/10/98      1       360.00         0.00
GA  CITY ATLANTA    1  ***                  2925769    0345525    700    02/15/98     02/15/99      1       580.00       643.25
GA  CITY ATLANTA    1  ***                  3090167    8244453    000    06/25/97     06/25/98      1         0.00         0.00
GA  CITY ATLANTA    1  ***                  0038841    0242871    100    12/28/97     12/28/98      1         0.00         0.00
GA  CITY ATLANTA    1  ***                  3124505    3151856    500    11/30/97     11/30/98      1         0.00         0.00
GA  CITY ATLANTA    1  ***                  3219861    0248564    020    01/01/97     01/01/98      1         0.00         0.00
GA  CITY ATLANTA    1  ***                  3219861    0248564    020    01/01/97     01/01/98      1       324.00         0.00

Data as of 11/07/97                                    Page 11                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                      Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                 Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                  # OF                  FL & GA
     COUNTY                                                                                       LEASE   PRODUCT     Customer AR
ST    NAME         QTY     CUSTOMER NAME    CUST#   CONTRACT#         EFFEC. DATE  ANNIV. DATE    YEARS    PRICE         Bal
GA  CITY ATLANTA   1  ***                 3012075    0341749    800     08/01/97     08/01/98       1       505.00       540.35
GA  CITY ATLANTA   1  ***                 3619689    0424326    401     03/15/97     03/15/98       1       275.00       310.19
GA  CITY ATLANTA   4  ***                 3313101    3151857    500     01/28/98     01/28/99       1         0.00         0.00
GA  CITY ATLANTA   5  ***                 3308736    8242871    100     12/30/97     12/30/98       1         0.00         0.00
GA  CLAYTON        1  ***                 3098778    0232104    202     01/10/98     01/10/99       1         0.00         0.00
GA  CLAYTON        1  ***                 3214266    3146302    410     06/15/97     06/15/98       1       169.13       180.97
GA  CLAYTON        1  ***                 3542075    0351789    616     03/15/97     03/15/98       1       202.50         0.00
GA  CLAYTON        1  ***                 3257111    0187507    300     08/27/97     08/27/98       1         0.00         0.00
GA  CLAYTON        1  ***                 3552728    3151863    500     01/28/98     01/28/99       1         0.00         0.00
GA  CLAYTON        1  ***                 3255894    0260383    000     07/28/97     07/28/98       1         0.00         0.00
GA  CLAYTON        1  ***                 3271724    0310394    702     02/25/97     02/25/98       1        78.19         4.61
GA  CLAYTON        1  ***                 3268438    3146403    427     07/10/97     07/10/98       1       224.25         0.00
GA  CLAYTON        1  ***                 3803769    2028078    001     04/25/97     04/25/98       1       217.82         0.00
GA  CLAYTON        1  ***                 3090167    0320887    800     12/28/97     12/28/98       1         0.00         0.00
GA  CLAYTON        1  ***                 3609938    0454616    301     07/05/97     07/05/98       1         0.00         0.00
GA  CLAYTON        1  ***                 0038841    0242869    100     12/28/97     12/28/98       1         0.00         0.00
GA  CLAYTON        1  ***                 3259865    2028115    000     06/16/97     06/16/98       1       165.59       107.00
GA  CLAYTON        1  ***                 3758218    2001659    202     08/21/97     08/21/98       1        91.80         0.00
GA  CLAYTON        1  ***                 3679843    0426737    410     08/26/97     08/26/98       1       285.45         5.93
GA  CLAYTON        1  ***                 3123746    0229033    100     09/19/97     09/19/98       1       169.12       181.56
GA  CLAYTON        1  ***                 3331677    3146390    409     06/15/97     06/15/98       1       405.00         0.00
GA  CLAYTON        1  ***                 3463866    0374898    614     12/31/97     12/31/98       1       295.00       315.65
GA  CLAYTON        1  ***                 3707720    8355277    632     04/10/97     04/10/98       1       212.77        92.44
GA  CLAYTON        1  ***                 2970864    0348990    607     04/30/97     04/30/98       1       185.55         0.00
GA  CLAYTON        1  ***                 3219861    0248564    019     01/01/97     01/01/98       1         0.00         0.00
GA  CLAYTON        1  ***                 3219861    0248564    019     01/01/97     01/01/98       1       230.62         0.00
GA  CLAYTON        1  ***                 3488261    0341605    701     03/10/97     03/10/98       1       149.55         0.00
GA  CLAYTON        1  ***                 3012075    0341749    952     08/01/97     08/01/98       1       285.45       305.43
GA  CLAYTON        1  ***                 3331688    3161588    335     02/01/97     02/01/98       1       405.00         0.00
GA  CLAYTON        1  ***                 3513240    3161658    437     11/12/97     11/12/98       1       194.70       208.33
GA  CLAYTON        1  ***                 3396814    0341772    802     09/12/97     09/12/98       1       256.25       278.25
GA  CLAYTON        1  ***                 3019988    0181514    155     05/10/97     05/10/98       1       405.00       429.30
GA  CLAYTON        1  ***                 3600049    0383560    515     03/01/97     03/01/98       1       405.00       460.10

Data as of 11/07/97                                    Page 12                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                   Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                               Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                # OF                    FL & GA
     COUNTY                                                                                     LEASE     PRODUCT     Customer AR
ST    NAME    QTY       CUSTOMER NAME     CUST#    CONTRACT#        EFFEC. DATE    ANNIV. DATE  YEARS      PRICE         Bal
GA  CLAYTON   1  ***                    3697683    0503835    301     03/01/97       03/01/98     1         405.00         0.00
GA  CLAYTON   5  ***                    3308736    8242869    100     12/30/97       12/30/98     1           0.00         0.00
GA  COBB      1  ***                    3098778    0232104    203     01/10/98       01/10/99     1           0.00         0.00
GA  COBB      1  ***                    3214266    3146302    407     06/15/97       06/15/98     1         169.13       180.97
GA  COBB      1  ***                    3480869    0438768    506     12/16/97       12/16/98     1         465.00       497.55
GA  COBB      1  ***                    3542075    0351789    615     03/15/97       03/15/98     1         202.50         0.00
GA  COBB      1  ***                    3418200    3161740    403     08/18/97       08/18/98     1         189.55       142.44
GA  COBB      1  ***                    3611513    0394437    502     06/01/97       06/01/98     1         169.13        73.53
GA  COBB      1  ***                    3583403    0375456    603     12/10/97       12/10/98     1         465.00       514.50
GA  COBB      1  ***                    3418211    0498050    300     05/23/97       05/23/98     1           0.00         0.00
GA  COBB      1  ***                    3519758    0341694    625     07/10/97       07/10/98     1         218.76         0.00
GA  COBB      1  ***                    3571383    0453856    209     07/28/96       07/28/97     1         156.62         0.00
GA  COBB      1  ***                    3271724    0247892    917     02/25/97       02/25/98     1         102.94        43.65
GA  COBB      1  ***                    3268438    3146403    423     07/10/97       07/10/98     1         132.90         0.00
GA  COBB      1  ***                    3722044    0462403    300     08/17/97       08/17/98     1         256.25         0.00
GA  COBB      1  ***                    3090167    0320889    800     12/28/97       12/28/98     1           0.00         0.00
GA  COBB      1  ***                    3609938    0454616    302     07/05/97       07/05/98     1           0.00         0.00
GA  COBB      1  ***                    3565748    0379272    500     07/01/97       07/01/98     1         405.00         0.00
GA  COBB      1  ***                    3345302    2066907    000     05/17/97       05/17/98     1         405.00         0.00
GA  COBB      1  ***                    3758218    2001659    302     08/21/97       08/21/98     1          89.10         0.00
GA  COBB      1  ***                    2938435    0204210    402     02/27/98       02/27/99     1         253.00       271.18
GA  COBB      1  ***                    3593420    9418835    200     05/19/97       05/19/98     1         405.00         0.00
GA  COBB      1  ***                    3021277    0213199    202     12/31/97       12/31/98     1         465.00       488.25
GA  COBB      1  ***                    3009763    0213146    205     08/15/97       08/15/98     1         256.25       222.60
GA  COBB      1  ***                    3224573    0345482    715     08/15/97       08/15/98     1         285.45       305.43
GA  COBB      1  ***                    3331677    3146390    408     06/15/97       06/15/98     1         405.00         0.00
GA  COBB      1  ***                    3348990    3161699    328     08/31/97       08/31/98     1         285.45         0.00
GA  COBB      1  ***                    3463866    0374898    615     12/31/97       12/31/98     1         295.00       315.65
GA  COBB      1  ***                    3026551    0341738    712     05/28/97       05/28/98     1         239.23       255.98
GA  COBB      1  ***                    3052192    0206739    209     08/10/97       08/10/98     1         256.25       183.75
GA  COBB      1  ***                    3707720    8355277    633     04/10/97       04/10/98     1         212.77       111.71
GA  COBB      1  ***                    3500565    3161626    300     04/10/97       04/10/98     1         189.55         0.00
GA  COBB      1  ***                    3279685    8250635    002     09/10/97       09/10/98     1         405.00         0.00

Data as of 11/07/97                                    Page 13                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                    Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                               Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                 # OF                   FL & GA
     COUNTY                                                                                      LEASE    PRODUCT     Customer AR
ST    NAME    QTY       CUSTOMER NAME     CUST#    CONTRACT#        EFFEC. DATE    ANNIV. DATE   YEARS     PRICE         Bal
GA   COBB      1  ***                   3564183      0353716   601    06/17/97       06/17/98      1        170.33         0.00
GA   COBB      1  ***                   2970864      0348990   608    04/30/97       04/30/98      1        185.55       108.70
GA   COBB      1  ***                   3219861      0248564   018    01/01/97       01/01/98      1          0.00         0.00
GA   COBB      1  ***                   3219861      0248564   018    01/01/97       01/01/98      1        230.62         0.00
GA   COBB      1  ***                   3318117      0330923   713    10/20/97       10/20/98      1        237.50       280.88
GA   COBB      1  ***                   3318117      0330923   714    06/10/97       06/10/98      1          0.00         0.00
GA   COBB      1  ***                   3012086      3146369   407    06/14/97       06/14/98      1        405.00       429.30
GA   COBB      1  ***                   3475593      2022446   100    04/03/97       04/03/98      1        403.75         0.47
GA   COBB      1  ***                   3012075      0341749   863    08/01/97       08/01/98      1        169.13       180.97
GA   COBB      1  ***                   3012075      0341749   895    08/01/97       08/01/98      1        142.73       149.87
GA   COBB      1  ***                   3012075      0341749   939    08/01/97       08/01/98      1        169.12       177.58
GA   COBB      1  ***                   3012075      0341749   949    08/01/97       08/01/98      1        285.44       305.42
GA   COBB      1  ***                   3517363      0345474   706    10/01/97       10/01/98      1        133.93         0.00
GA   COBB      1  ***                   3331688      3161588   336    02/01/97       02/01/98      1        405.00         0.00
GA   COBB      1  ***                   3052170      8353776   602    04/10/97       04/10/98      1        189.55         0.00
GA   COBB      1  ***                   3144237      0453886   301    07/28/97       07/28/98      1        256.25         0.00
GA   COBB      1  ***                   3632576      0386193   402    10/06/96       10/06/97      1          0.00         0.00
GA   COBB      1  ***                   3513240      3161658   441    11/12/97       11/12/98      1        212.02       226.86
GA   COBB      1  ***                   3212978      3146307   327    09/10/96       09/10/97      1        205.00        99.36
GA   COBB      1  ***                   3396814      0345472   702    09/12/97       09/12/98      1        256.25       278.25
GA   COBB      1  ***                   3646436      0433775   505    02/10/98       02/10/99      1        328.35       360.16
GA   COBB      1  ***                   3103692      0227047   201    12/23/96       12/23/97      1        256.90         0.00
GA   COBB      1  ***                   3812985      2027006   000    10/08/97       10/08/98      1        273.11       298.92
GA   COBB      1  ***                   3600049      0383560   516    03/01/97       03/01/98      1        405.00       433.35
GA   COBB      2  ***                   3091641      0242870   100    12/28/97       12/28/98      1          0.00         0.00
GA   COBB      5  ***                   3308736      8242870   100    12/30/97       12/30/98      1          0.00         0.00
GA   COBB     12  ***                   3550988      0238044   001    05/15/97       05/15/98      1          0.00         0.00
GA   COWETA    1  ***                   3214266      0438734   300    06/15/97       06/15/98      1        380.00         0.00
GA   COWETA    1  ***                   3090167      0439830   400    08/30/97       08/30/98      1          0.00         0.00
GA   COWETA    1  ***                   3609938      0439782   200    10/24/97       10/24/98      1          0.00         0.00
GA   COWETA    1  ***                   0038841      0031247   216    01/30/98       01/30/99      1          0.00         0.00
GA   COWETA    1  ***                   3091641      0454176   300    10/17/97       10/17/98      1          0.00         0.00
GA   COWETA    1  ***                   3219861      0248564   021    01/01/97       01/01/98      1          0.00         0.00

Data as of 11/07/97                                    Page 14                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                     Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------

                                                 Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                 # OF                   FL & GA
     COUNTY                                                                                      LEASE    PRODUCT     Customer AR
ST    NAME     QTY      CUSTOMER NAME    CUST#    CONTRACT#         EFFEC. DATE    ANNIV. DATE   YEARS     PRICE         Bal
GA   COWETA     1  ***                  3219861    0248564    021     01/01/97      01/01/98       1       342.00           0.00
GA   COWETA     1  ***                  3552919    0378967    301     10/17/97      10/17/98       1       440.00         480.62
GA   COWETA     1  ***                  3019988    0181514    130     08/15/97      08/15/98       1       380.00         402.80
GA   DEKALB     1  ***                  3098778    0232104    204     01/10/98      01/10/99       1         0.00           0.00
GA   DEKALB     1  ***                  3214266    3146302    408     06/15/97      06/15/98       1       169.13         180.97
GA   DEKALB     1  ***                  3480869    0438768    507     12/16/97      12/16/98       1       465.00         497.55
GA   DEKALB     1  ***                  3542075    0351789    617     03/15/97      03/15/98       1       202.50           0.00
GA   DEKALB     1  ***                  3519758    0341694    623     07/10/97      07/10/98       1       218.76           0.00
GA   DEKALB     1  ***                  3571383    0453856    210     07/28/96      07/28/97       1       156.62           0.00
GA   DEKALB     1  ***                  3271724    0247892    918     02/27/97      02/27/98       1       102.94          23.31
GA   DEKALB     1  ***                  3268438    3146403    422     07/10/97      07/10/98       1       132.90           0.00
GA   DEKALB     1  ***                  3291115    3161572    401     06/25/97      06/25/98       1       475.00         486.10
GA   DEKALB     1  ***                  3219849    3146407    403     06/25/97      06/25/98       1       189.55           0.00
GA   DEKALB     1  ***                  3803769    2028078    002     04/25/97      04/25/98       1       217.81           0.00
GA   DEKALB     1  ***                  3090167    0320890    800     12/28/97      12/28/98       1         0.00           0.00
GA   DEKALB     1  ***                  3609938    0454616    304     07/05/97      07/05/98       1         0.00           0.00
GA   DEKALB     1  ***                  0038841    0242862    100     12/28/97      12/28/98       1         0.00           0.00
GA   DEKALB     1  ***                  3796357    2018740    101     12/20/97      12/20/98       1         0.00           0.00
GA   DEKALB     1  ***                  3565748    0379272    511     07/01/97      07/01/98       1       405.00         252.72
GA   DEKALB     1  ***                  3758218    2001659    201     08/21/97      08/21/98       1        95.20           0.00
GA   DEKALB     1  ***                  3331677    3146390    407     06/15/97      06/15/98       1       405.00         433.35
GA   DEKALB     1  ***                  3348990    3161699    326     08/31/97      08/31/98       1       285.45           0.00
GA   DEKALB     1  ***                  3463866    0374898    617     12/31/97      12/31/98       1       295.00         315.65
GA   DEKALB     1  ***                  3026551    0341738    615     05/28/97      05/28/98       1       235.22         251.69
GA   DEKALB     1  ***                  3707720    8355277    634     04/10/97      04/10/98       1       212.77         111.71
GA   DEKALB     1  ***                  2970864    0348990    609     04/30/97      04/30/98       1       185.55         116.91
GA   DEKALB     1  ***                  3219861    0248564    015     01/01/97      01/01/98       1         0.00           0.00
GA   DEKALB     1  ***                  3219861    0248564    015     01/01/97      01/01/98       1       230.62           0.00
GA   DEKALB     1  ***                  3318117    0330923    705     06/10/97      06/10/98       1         0.00           0.00
GA   DEKALB     1  ***                  3012086    3146369    406     06/14/97      06/14/98       1       405.00         429.30
GA   DEKALB     1  ***                  3475593    2022446    101     04/03/97      04/03/98       1       403.75         169.60
GA   DEKALB     1  ***                  3266735    0351843    610     04/10/97      04/10/98       1       154.28         108.00
GA   DEKALB     1  ***                  3012075    0341749    950     08/01/97      08/01/98       1       285.45         305.43

Data as of 11/07/97                                    Page 15                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                       Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                  Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                 # OF                   FL & GA
     COUNTY                                                                                      LEASE    PRODUCT     Customer AR
ST    NAME     QTY      CUSTOMER NAME     CUST#    CONTRACT#         EFFEC. DATE   ANNIV. DATE   YEARS     PRICE          Bal
GA   DEKALB     1  ***                  3517363     0345474    711     10/01/97      10/01/98      1       133.97          0.00
GA   DEKALB     1  ***                  3331688     3161588    337     02/01/97      02/01/98      1       405.00          0.00
GA   DEKALB     1  ***                  3144237     0358131    604     06/14/97      06/14/98      1       256.25          0.00
GA   DEKALB     1  ***                  3513240     3161658    440     11/12/97      11/12/98      1       194.70        208.33
GA   DEKALB     1  ***                  3212978     2008643    101     09/10/96      09/10/97      1       205.00         22.39
GA   DEKALB     1  ***                  3396814     0291044    800     09/12/97      09/12/98      1       256.25        278.25
GA   DEKALB     1  ***                  3019988     0181514    156     05/10/97      05/10/98      1       405.00        429.30
GA   DEKALB     1  ***                  3646436     2008639    200     07/27/97      07/27/98      1       405.00          0.00
GA   DEKALB     5  ***                  3308736     8242862    100     12/30/97      12/30/98      1         0.00          0.00
GA   DOUGLAS    1  ***                  3098778     0232104    205     01/10/98      01/10/99      1         0.00          0.00
GA   DOUGLAS    1  ***                  3214266     3161878    405     06/15/97      06/15/98      1       132.83        142.13
GA   DOUGLAS    1  ***                  3611513     0394437    503     06/01/97      06/01/98      1       132.83        139.47
GA   DOUGLAS    1  ***                  3571383     0453856    213     07/28/96      07/28/97      1       122.50          0.00
GA   DOUGLAS    1  ***                  3271724     0247892    920     02/27/97      02/27/98      1        78.19          4.61
GA   DOUGLAS    1  ***                  3268438     3146403    425     07/10/97      07/10/98      1       103.95          0.00
GA   DOUGLAS    1  ***                  3425875     8172794    400     06/10/97      06/10/98      1         0.00          0.00
GA   DOUGLAS    1  ***                  3090167     0320891    800     12/28/97      12/28/98      1         0.00          0.00
GA   DOUGLAS    1  ***                  3609938     3161712    400     04/28/97      04/28/98      1         0.00          0.00
GA   DOUGLAS    1  ***                  0038841     0242868    100     12/28/97      12/28/98      1         0.00          0.00
GA   DOUGLAS    1  ***                  3758218     2001659    206     08/21/97      08/21/98      1        91.80          0.00
GA   DOUGLAS    1  ***                  3009763     0213146    206     08/15/97      08/15/98      1       201.25        170.66
GA   DOUGLAS    1  ***                  3026551     0341738    714     05/28/97      05/28/98      1       211.20        225.98
GA   DOUGLAS    1  ***                  3707720     8355277    640     04/10/97      04/10/98      1       163.01         85.59
GA   DOUGLAS    1  ***                  3564183     0353722    601     06/17/97      06/17/98      1       136.94          0.00
GA   DOUGLAS    1  ***                  3219861     0248564    922     01/01/97      01/01/98      1         0.00          0.00
GA   DOUGLAS    1  ***                  3219861     0248564    922     01/01/97      01/01/98      1       181.12          0.00
GA   DOUGLAS    1  ***                  3012075     0341749    955     08/01/97      08/01/98      1       211.20        225.98
GA   DOUGLAS    1  ***                  3331688     0302429    702     02/01/97      02/01/98      1       380.00          0.00
GA   DOUGLAS    1  ***                  3761465     2008428    200     09/13/97      09/13/98      1       201.25          0.00
GA   DOUGLAS    1  ***                  3812985     2027006    001     10/08/97      10/08/98      1       273.11        292.23
GA   DOUGLAS    8  ***                  3308736     8242868    100     12/30/97      12/30/98      1         0.00          0.00
GA   FAYETTE    1  ***                  3098778     0232104    206     01/10/98      01/10/99      1         0.00          0.00
GA   FAYETTE    1  ***                  3214266     3146302    411     06/15/97      06/15/98      1       132.83        142.13

Data as of 11/07/97                                    Page 16                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                       Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                  Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                   # OF                 FL & GA
     COUNTY                                                                                        LEASE   PRODUCT    Customer
ST    NAME    QTY      CUSTOMER NAME       CUST#     CONTRACT#         EFFEC. DATE   ANNIV. DATE   YEARS    PRICE         Bal
GA   FAYETTE   1  ***                     3237511     0341742    702     07/14/97      07/14/98      1      211.20        0.00
GA   FAYETTE   1  ***                     3102053     0228441    200     02/10/98      02/10/99      1      231.25      249.38
GA   FAYETTE   1  ***                     3701362     0454303    301     04/01/97      04/01/98      1      201.25        0.00
GA   FAYETTE   1  ***                     2304924     3161571    404     05/15/97      05/15/98      1      167.90        0.00
GA   FAYETTE   1  ***                     3090167     0320893    800     12/28/97      12/28/98      1        0.00        0.00
GA   FAYETTE   1  ***                     0038841     0242866    100     12/28/97      12/28/98      1        0.00        0.00
GA   FAYETTE   1  ***                     3259865     2028115    001     06/16/97      06/16/98      1      132.45       83.45
GA   FAYETTE   1  ***                     3758218     2001659    207     08/21/97      08/21/98      1       91.80        0.00
GA   FAYETTE   1  ***                     3679843     0426737    408     08/10/97      08/10/98      1      211.20        0.00
GA   FAYETTE   1  ***                     3707720     8355277    638     04/10/97      04/10/98      1      163.01       85.59
GA   FAYETTE   1  ***                     3219861     0248564    926     01/01/97      01/01/98      1        0.00        0.00
GA   FAYETTE   1  ***                     3219861     0248564    926     01/01/97      01/01/98      1      181.12        0.00
GA   FAYETTE   1  ***                     3552919     3161301    400     04/10/97      04/10/98      1      132.80        0.00
GA   FAYETTE   1  ***                     3012075     0341749    956     08/01/97      08/01/98      1      211.20      225.98
GA   FAYETTE   1  ***                     3721160     3161359    403     12/10/97      12/10/98      1      152.63      164.59
GA   FAYETTE   1  ***                     3331688     3161588    330     02/01/97      02/01/98      1      380.00      120.84
GA   FAYETTE   1  ***                     3513240     3161658    439     11/12/97      11/12/98      1      152.62      163.30
GA   FAYETTE   1  ***                     3019988     0181514    157     05/10/97      05/10/98      1      380.00      402.80
GA   FAYETTE   8  ***                     3308736     8242866    100     12/30/97      12/30/98      1        0.00        0.00
GA   FORSYTH   1  ***                     3098778     0232104    207     01/10/98      01/10/99      1        0.00        0.00
GA   FORSYTH   1  ***                     2925677     0351712    612     09/30/97      09/30/98      1      211.20      223.87
GA   FORSYTH   1  ***                     3214266     3161878    415     06/15/97      06/15/98      1      211.20      225.98
GA   FORSYTH   1  ***                     3780079     0351786    600     04/19/97      04/19/98      1      380.00        0.00
GA   FORSYTH   1  ***                     3121458     0452391    202     01/17/96      01/17/97      1        0.00        0.00
GA   FORSYTH   1  ***                     3645833     0433758    506     01/15/98      01/15/99      1      231.25      247.44
GA   FORSYTH   1  ***                     3542075     0453934    301     03/15/97      03/15/98      1      190.00        0.00
GA   FORSYTH   1  ***                     3812084     2027009    001     09/26/97      09/26/98      1      221.13        0.00
GA   FORSYTH   1  ***                     3271724     0247892    921     02/27/97      02/27/98      1       79.50        0.00
GA   FORSYTH   1       CUSHMAN WAKEFIELD  3533619     0345394    612     05/01/97      05/01/98      1        0.00        0.00
                       INCORPORATED
GA   FORSYTH   1  ***                     3268438     3146403    426     07/10/97      07/10/98      1      103.95        0.00
GA   FORSYTH   1  ***                     3397084     0435407    400     04/12/97      04/12/98      1      190.08        0.00
GA   FORSYTH   1  ***                     3090167     0320894    800     12/28/97      12/28/98      1        0.00        0.00
GA   FORSYTH   1  ***                     0038841     0242883    100     12/28/97      12/28/98      1        0.00        0.00

Data as of 11/07/97                                    Page 17                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                     Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                 Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                 # OF                   FL & GA
     COUNTY                                                                                      LEASE    PRODUCT     Customer
ST    NAME     QTY      CUSTOMER NAME     CUST#    CONTRACT#         EFFEC. DATE   ANNIV. DATE   YEARS     PRICE          Bal
GA   FORSYTH    1  ***                   3796357    2018740    102     12/20/97      12/20/98      1         0.00          0.00
GA   FORSYTH    1  ***                   3758218    2001659    208     09/20/97      09/20/98      1       101.20          0.00
GA   FORSYTH    1  ***                   3538953    0349640    608     06/04/97      06/04/98      1       380.00          0.00
GA   FORSYTH    1  ***                   3224573    0345482    727     01/30/98      01/30/99      1       260.00        299.60
GA   FORSYTH    1  ***                   3348990    3161699    415     08/31/97      08/31/98      1       211.20         21.53
GA   FORSYTH    1  ***                   3026551    0341738    713     05/28/97      05/28/98      1       179.32        191.87
GA   FORSYTH    1  ***                   3811786    2021209    003     09/18/97      09/18/98      1       227.50        219.08
GA   FORSYTH    1  ***                   3707720    8355277    641     04/10/97      04/10/98      1       172.80         90.72
GA   FORSYTH    1  ***                   2970864    0348990    610     04/30/97      04/30/98      1       172.30        108.56
GA   FORSYTH    1  ***                   3539938    0355268    621     09/15/97      09/15/98      1       211.20        232.62
GA   FORSYTH    1  ***                   3219861    0248564    920     01/01/97      01/01/98      1         0.00          0.00
GA   FORSYTH    1  ***                   3219861    0248564    920     01/01/97      01/01/98      1       181.12          0.00
GA   FORSYTH    1  ***                   3012086    0205769    302     06/14/97      06/14/98      1       380.00        402.80
GA   FORSYTH    1  ***                   3266735    0351843    612     04/10/97      04/10/98      1       117.98         82.59
GA   FORSYTH    1  ***                   3012075    0341749    865     08/01/97      08/01/98      1       132.83        142.13
GA   FORSYTH    1  ***                   3012075    0341749    957     08/01/97      08/01/98      1       132.83        142.13
GA   FORSYTH    1  ***                   3012075    2000764    201     08/01/97      08/01/98      1       211.20        223.87
GA   FORSYTH    1  ***                   3012075    2013809    100     11/02/96      11/02/97      1       380.00        406.60
GA   FORSYTH    1  ***                   3774300    2020615    200     02/08/98      02/08/99      1       520.00        583.15
GA   FORSYTH    1  ***                   3331688    3161588    329     02/01/97      02/01/98      1       380.00        120.84
GA   FORSYTH    1  ***                   3746385    9414173    200     04/07/97      04/07/98      1       380.00          0.00
GA   FORSYTH    1  ***                   3513240    2022494    100     08/08/97      08/08/98      1       380.00          0.00
GA   FORSYTH    1  ***                   3751745    9414194    200     04/10/97      04/10/98      1       380.00          0.00
GA   FORSYTH    1  ***                   3588068    0379210    603     02/02/98      02/02/99      1       244.20        258.85
GA   FORSYTH    1  ***                   3103692    2008741    100     12/04/96      12/04/97      1       175.00        133.85
GA   FORSYTH    1  ***                   3475526    3161745    402     09/10/97      09/10/98      1         0.00          0.00
GA   FORSYTH    1  ***                   3429460    0351793    601     06/15/97      06/15/98      1       190.08          0.00
GA   FORSYTH    8  ***                   3308736    8242883    400     12/30/97      12/30/98      1         0.00          0.00
GA   FULTON     1  ***                   3214266    3146302    406     06/15/97      06/15/98      1       246.67        268.35
GA   FULTON     1  ***                   3680238    0426742    422     11/05/97      11/05/98      1       520.00        583.15
GA   FULTON     1  ***                   3480869    0324237    802     12/16/97      12/16/98      1       705.00        781.10
GA   FULTON     1  ***                   3220823    3161872    402     06/15/97      06/15/98      1       404.25          0.00
GA   FULTON     1  ***                   3271724    0247892    915     02/27/97      02/27/98      1       126.56          0.00

Data as of 11/07/97                                    Page 18                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                     Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                 Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                 # OF                   FL & GA
     COUNTY                                                                                      LEASE    PRODUCT      Customer
ST    NAME     QTY      CUSTOMER NAME    CUST#     CONTRACT#         EFFEC. DATE   ANNIV. DATE   YEARS     PRICE         Bal
GA   FULTON     1  ***                   3268438    3146403    415     07/10/97      07/10/98      1       192.90         0.00
GA   FULTON     1  ***                   3803769    2028078    000     04/25/97      04/25/98      1       318.00         0.00
GA   FULTON     1  ***                   3090167    0320895    800     12/28/97      12/28/98      1         0.00         0.00
GA   FULTON     1  ***                   3609938    0454616    307     07/05/97      07/05/98      1         0.00         0.00
GA   FULTON     1  ***                   3718650    0453860    301     10/01/97      10/01/98      1       190.00         0.00
GA   FULTON     1  ***                   3331677    3146390    406     06/15/97      06/15/98      1       610.00         0.00
GA   FULTON     1  ***                   3463866    0374898    618     12/31/97      12/31/98      1       430.00       466.79
GA   FULTON     1  ***                   3707720    8355277    636     04/10/97      04/10/98      1       302.63       158.89
GA   FULTON     1  ***                   3318117    0330923    703     10/20/97      10/20/98      1       237.50       254.13
GA   FULTON     1  ***                   3012086    3146363    702     06/14/97      06/14/98      1       610.00       667.19
GA   FULTON     1  ***                   3475593    2022446    200     06/01/97      06/01/98      1       475.00       299.27
GA   FULTON     1  ***                   3331688    3161588    339     02/01/97      02/01/98      1       610.00         0.00
GA   FULTON     1  ***                   3320943    0345468    709     08/10/97      08/10/98      1       404.25         0.00
GA   FULTON     1  ***                   3513240    3161658    435     11/12/97      11/12/98      1       283.80       307.60
GA   FULTON     1  ***                   3212978    3146307    325     09/10/96      09/10/97      1       299.00         0.00
GA   FULTON     1  ***                   3646436    0433775    502     02/01/98      02/01/99      1       465.30       497.87
GA   FULTON     1  ***                   3600049    0383560    518     03/01/97      03/01/98      1       610.00       652.70
GA   FULTON     1  ***                   3098778    0232104    208     01/10/98      01/10/99      1         0.00         0.00
GA   FULTON     1  ***                   2925677    0351712    610     09/30/97      09/30/98      1       285.45       311.32
GA   FULTON     1  ***                   3500792    0341746    902     01/10/98      01/10/99      1       352.50       390.55
GA   FULTON     1  ***                   3615113    0386162    501     09/04/97      09/04/98      1       305.00         0.00
GA   FULTON     1  ***                   3518395    3161821    405     12/16/97      12/16/98      1       364.80       400.50
GA   FULTON     1  ***                   3542075    0351789    614     03/15/97      03/15/98      1       152.50         0.00
GA   FULTON     1  ***                   3812084    2027009    000     09/26/97      09/26/98      1       221.12         0.00
GA   FULTON     1  ***                   3198779    8262398    100     01/10/98      01/10/99      1       543.00       602.69
GA   FULTON     1  ***                   3755051    2001751    200     06/30/97      06/30/98      1       188.10       203.44
GA   FULTON     1  ***                   3519758    0341694    633     07/10/97      07/10/98      1       156.68         0.00
GA   FULTON     1  ***                   3571383    0453856    208     07/28/96      07/28/97      1       174.12         0.00
GA   FULTON     1  ***                   3565748    0379272    510     07/01/97      07/01/98      1       305.00        63.55
GA   FULTON     1  ***                   3758218    2001659    204     08/21/97      08/21/98      1        44.55         0.00
GA   FULTON     1  ***                   3510690    3146420    400     06/10/97      06/10/98      1       405.00         0.00
GA   FULTON     1  ***                   3224573    0345482    705     08/15/97      08/15/98      1       202.12       220.13
GA   FULTON     1  ***                   3348990    3161699    327     08/31/97      08/31/98      1       285.45         0.00

Data as of 11/07/97                                    Page 19                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexA.XLS, EXPERIAN CONFIDENTIAL

                                                    Southeast C&I Report

EXHIBIT A.    Product Name=TRW REDI Comps (Commercial)
---------
                                                 Effective 01/01/96 to 11/07/97

                                                                                                                   (Sales tax incl.)
                                                                                                 # OF                   FL & GA
     COUNTY                                                                                      LEASE    PRODUCT      Customer
ST    NAME     QTY      CUSTOMER NAME     CUST#    CONTRACT#         EFFEC. DATE   ANNIV. DATE   YEARS     PRICE         Bal
GA   FULTON     1  ***                   3026551    0181538    203    05/28/97       05/28/98      1       254.22       280.75
GA   FULTON     1  ***                   3811786    2021209    000    09/18/97       09/18/98      1       287.50       282.88
GA   FULTON     1  ***                   3564183    8353720    601    06/17/97       06/17/98      1       188.19         0.00
GA   FULTON     1  ***                   2970864    0348990    611    04/30/97       04/30/98      1       205.88       129.71
GA   FULTON     1  ***                   3219861    0248564    016    01/01/97       01/01/98      1         0.00         0.00
GA   FULTON     1  ***                   3219861    0248564    016    01/01/97       01/01/98      1       168.19         0.00
GA   FULTON     1  ***                   3318117    0330923    704    06/10/97       06/10/98      1         0.00         0.00
GA   FULTON     1  ***                   3025967    0181533    300    02/21/98       02/21/99      1       465.00       524.30
GA   FULTON     1  ***                   3266735    0351843    609    04/10/97       04/10/98      1       108.90        40.97
GA   FULTON     1  ***                   3012075    0341749    670    08/01/97       08/01/98      1       196.35       210.09
GA   FULTON     1  ***                   3012075    0341749    912    08/01/97       08/01/98      1       142.73       152.72
GA   FULTON     1  ***                   3012075    0341749    925    08/01/97       08/01/98      1       405.00       433.35
GA   FULTON     1  ***                   3012075    2000711    202    08/01/97       08/01/98      1       188.10       201.27
GA   FULTON     1  ***                   3517363    0345474    716    10/01/97       10/01/98      1        92.00         0.00
GA   FULTON     1  ***                   3144237    0358130    601    05/14/97       05/14/98      1       188.10         0.00
GA   FULTON     1  ***                   3583063    0374671    603    11/10/97       11/10/98      1       141.90       154.04
GA   FULTON     1  ***                   3396814    0291044    003    09/12/97       09/12/98      1       123.34       132.93
GA   FULTON     1  ***                   3019988    0181514    158    05/10/97       05/10/98      1       305.00       336.55
GA   FULTON     1  ***                   3589560    0379219    608    02/23/98       02/23/99      1       465.00       519.40
GA   FULTON     1  ***                   3751745    9414194    201    04/10/97       04/10/98      1       360.00         0.00
GA   FULTON     1  ***                   3103692    0227047    123    03/10/97       03/10/98      1       226.25       170.47
GA   FULTON     1  ***                   3618224    0395886    524    07/29/97       07/06/98      1         0.00         0.00
GA   FULTON     1  ***                   3475526    3161745    512    09/10/97       09/10/98      1         0.00         0.00
GA   FULTON     1  ***                   3388901    0310773    801    10/25/97       10/25/98      1       232.65       250.98
GA   FULTON     1  ***                   3429460    3161813    406    06/15/97       06/15/98      1       169.29         0.00
GA   FULTON     1  ***                   3098778    0232104    208    01/10/98       01/10/99      1         0.00         0.00
GA   FULTON     1  ***                   3500792    0341746    902    01/10/98       01/10/99      1       352.50       390.55
GA   FULTON     1  ***                   3615113    0386162    501    09/04/97       09/04/98      1       305.00         0.00
GA   FULTON     1  ***                   3542075    0351789    614    03/15/97       03/15/98      1       152.50         0.00
GA   FULTON     1  ***                   3519758    0341694    633    07/10/97       07/10/98      1       156.68         0.00
GA   FULTON     1  ***                   3571383    0453865    200    07/28/96       07/28/97      1         0.00         0.00
GA   FULTON     1  ***                   2304924    3161571    402    05/10/97       05/10/98      1       315.15         0.00
GA   FULTON     1  ***                   3259865    2028115    002    06/16/97       06/16/98      1       245.98       154.97

Data as of 11/07/97                                    Page 20                                                         11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL
                                                                                            Southeast C&I Reprot
EXHIBIT A              Product Name=TRW RED Comps (Commercial)
---------
                                                                Effective 01/01/96 to 11/07/97

                                                                                                                        (Sales tax
                                                                                                                          incl.)
                                                                                                     # OF                 FL & GA
                                                                                                     LEASE   PRODUCT     CUSTOMER AR
         COUNTY NAME  QTY        CUSTOMER NAME   CUST #     CONTRACT #       EFFEC.DATE  ANNIV.DATE  YEARS    PRICE          BAL
ST
GA     FULTON         1  ***                     3565748    0379272    510   07/01/97     07/01/98    1      305.00        63.55
GA     FULTON         1  ***                     3758218    2001659    204   08/21/97     08/21/98    1       44.55         0.00
GA     FULTON         1  ***                     3679843    0426737    409   08/26/97     08/26/98    1      285.45         0.00
GA     FULTON         1  ***                     3778449    2022323    100   04/03/97     04/03/98    1      326.66       355.09
GA     FULTON         1  ***                     3224573    0345482    705   08/15/97     08/15/98    1      202.13       220.14
GA     FULTON         1  ***                     3026551    0181538    204   08/29/97     08/29/98    1      259.50       277.67
GA     FULTON         1  ***                     2970864    0348990    611   04/03/97     04/03/98    1      205.88       129.71
GA     FULTON         1  ***                     3219861    0248564    016   01/01/97     01/01/98    1        0.00         0.00
GA     FULTON         1  ***                     3219861    0248564    016   01/01/97     01/01/98    1      168.19         0.00
GA     FULTON         1  ***                     3318117    0330923    704   06/10/97     06/10/98    1        0.00         0.00
GA     FULTON         1  ***                     3266735    0351843    609   04/10/97     04/10/98    1      108.90        40.97
GA     FULTON         1  ***                     3012075    0341749    670   08/01/97     08/01/98    1      196.35       210.09
GA     FULTON         1  ***                     3517363    0345474    716   10/01/97     10/01/98    1       97.75         0.00
GA     FULTON         1  ***                     3583063    0374671    603   11/10/97     11/10/98    1      141.90       154.04
GA     FULTON         1  ***                     3396814    0291044    003   09/12/97     09/12/98    1      123.34       132.93
GA     FULTON         1  ***                     3019988    0181514    158   05/10/97     05/10/98    1      305.00       336.55
GA     FULTON         1  ***                     3618224    0395886    524   07/29/97     07/06/98    1        0.00         0.00
GA     FULTON         1  ***                     3388901    0310773    801   10/25/97     10/25/98    1      232.65       250.98
GA     FULTON         2  ***                     3091641    0242865    100   12/28/97     12/28/98    1        0.00         0.00
GA     FULTON         4  ***                     3313101    2001040    100   07/22/97     07/22/98    1        0.00         0.00
GA     FULTON         4  ***                     3313101    2001040    100   07/22/97     07/22/98    1        0.00         0.00
GA     FULTON         5  ***                     3308736    8242865    100   12/30/97     12/30/98    1        0.00         0.00
GA     GWINNETT       1  ***                     3098778    0232104    209   01/10/98     01/10/99    1        0.00         0.00
GA     GWINNETT       1  ***                     3214266    3146302    409   06/15/97     06/15/98    1      169.12       180.96
GA     GWINNETT       1  ***                     3584886    0379201    404   06/10/97     06/10/98    1      405.00       150.50
GA     GWINNETT       1  ***                     3504581    0341883    701   06/13/97     06/13/98    1      256.25         0.00
GA     GWINNETT       1  ***                     3674462    2001643    200   07/09/97     07/09/98    1      405.00       439.33
GA     GWINNETT       1  ***                     3680238    2022338    100   05/31/97     05/31/98    1      405.00         0.00
GA     GWINNETT       1  ***                     3480869    0438768    508   12/16/97     12/16/98    1      465.00       497.55
GA     GWINNETT       1  ***                     3500758    0341867    701   07/16/97     07/16/98    1      189.55         0.00
GA     GWINNETT       1  ***                     3542075    0351789    618   03/15/97     03/15/98    1      202.50         0.00
GA     GWINNETT       1  ***                     3482636    0324075    702   02/15/97     02/15/98    1      405.00         0.00
GA     GWINNETT       1  ***                     3519758    0341694    624   07/10/97     07/10/98    1      218.76         0.00

                                    Page 21
*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL
                                                                                            Southeast C&I Reprot
EXHIBIT A              Product Name=TRW RED Comps (Commercial)
---------
                                                                                     Effective 01/01/96 to 11/07/97

                                                                                                                        (SALES TAX
                                                                                                                          INCL.)
                                                                                                     # OF                 FL & GA
                                                                                                     LEASE   PRODUCT     CUSTOMER AR
         COUNTY NAME  QTY        CUSTOMER NAME   CUST #     CONTRACT #       EFFEC.DATE  ANNIV.DATE  YEARS    PRICE          BAL
ST
GA    GWINNETT         1  ***                    3792401    2030389  100     10/23/97     10/23/98    1      274.54          295.51
GA    GWINNETT         1  ***                    3571383    0453856  211     07/28/96     07/28/97    1      156.62            0.00
GA    GWINNETT         1  ***                    3127694    0230026  102     07/03/97     07/03/98    1      405.00            0.00
GA    GWINNETT         1  ***                    3795013    2018643  100     11/26/97     11/26/98    1      550.00          588.50
GA    GWINNETT         1  ***                    3713622    0461640  300     06/06/97     06/06/98    1      405.00            0.00
GA    GWINNETT         1  ***                    3271724    0247892  916     02/27/97     02/27/98    1      102.94            6.07
GA    GWINNETT         1  ***                    3268438    3146403  424     07/10/97     07/10/98    1      132.90            0.00
GA    GWINNETT         1  ***                    3090167    0271334  100     12/28/97     12/28/98    1        0.00            0.00
GA    GWINNETT         1  ***                    3609938    0454616  308     07/05/97     07/05/98    1        0.00            0.00
GA    GWINNETT         1  ***                    0038841    0242864  100     12/28/97     12/28/98    1        0.00            0.00
GA    GWINNETT         1  ***                    3453232    0311030  809     10/21/97     10/21/98    1        0.00            0.00
GA    GWINNETT         1  ***                    3565748    0379272  601     07/01/97     07/01/98    1      256.25          163.80
GA    GWINNETT         1  ***                    3577426    3161641  406     03/10/97     03/10/98    1      405.00            0.00
GA    GWINNETT         1  ***                    3758218    2001659  301     10/19/97     10/19/98    1       62.10            0.00
GA    GWINNETT         1  ***                    3200894    3071759  304     07/28/97     07/28/98    1        0.00            0.00
GA    GWINNETT         1  ***                    3562558    0353670  601     05/29/97     05/29/98    1      285.45            0.00
GA    GWINNETT         1  ***                    3610039    0395837  500     05/07/97     05/07/98    1      405.00            0.00
GA    GWINNETT         1  ***                    2999632    0213788  304     11/21/97     11/21/98    1      328.35          356.80
GA    GWINNETT         1  ***                    3224573    0345482  716     08/15/97     08/15/98    1      285.45          305.43
GA    GWINNETT         1  ***                    3654433    0435417  506     02/23/98     02/23/99    1      328.35          360.16
GA    GWINNETT         1  ***                    3615089    0386062  501     06/11/97     06/11/98    1      256.25            0.00
GA    GWINNETT         1  ***                    3331677    3146390  405     06/15/97     06/15/98    1      405.00            0.00
GA    GWINNETT         1  ***                    3348990    0206516  203     08/31/97     08/31/98    1      285.45            2.85
GA    GWINNETT         1  ***                    3463866    0374898  613     12/31/97     12/31/98    1      295.00          315.65
GA    GWINNETT         1  ***                    3026551    0341682  715     05/28/97     05/28/98    1      328.23          351.21
GA    GWINNETT         1  ***                    3811786    2021209  001     09/18/97     09/18/98    1      287.50          276.86
GA    GWINNETT         1  ***                    3707720    8355277  635     04/10/97     04/10/98    1      212.76          111.70
GA    GWINNETT         1  ***                    2970864    0348990  612     04/30/97     04/30/98    1      185.55          116.91
GA    GWINNETT         1  ***                    3539938    0355268  609     09/15/97     09/15/98    1      256.25          278.25
GA    GWINNETT         1  ***                    3219861    0248564  017     01/01/97     01/01/98    1        0.00            0.00
GA    GWINNETT         1  ***                    3219861    0248564  017     01/01/97     01/01/98    1      230.63            0.00
GA    GWINNETT         1  ***                    3318117    0330923  711     11/04/97     11/04/98    1      237.50          254.13
GA    GWINNETT         1  ***                    3318117    0330923  715     06/10/97     06/10/98    1        0.00            0.00

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    Confidential Treatment and filed separately with the Commission.


                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL
                                                                                            Southeast C&I Reprot
EXHIBIT A              Product Name=TRW RED Comps (Commercial)
---------
                                                                Effective 01/01/96 to 11/07/97
                                                                                                                        (SALES TAX
                                                                                                                          INCL.)
                                                                                                     # OF                 FL & GA
                                                                                                     LEASE   PRODUCT     CUSTOMER AR
         COUNTY NAME  QTY        CUSTOMER NAME   CUST #     CONTRACT #       EFFEC.DATE  ANNIV.DATE  YEARS    PRICE          BAL
ST
GA       GWINNETT      1  ***                    3012086    3146369    408   06/14/97     06/14/98    1      405.00         450.98
GA       GWINNETT      1  ***                    3475593    2022446    103   04/03/97     04/03/98    1      403.75         169.60
GA       GWINNETT      1  ***                    3266735    0271825    001   10/10/97     10/10/98    1      169.13         172.92
GA       GWINNETT      1  ***                    3012075    0341749    864   08/01/97     08/01/98    1      169.13         180.97
GA       GWINNETT      1  ***                    3012075    0341749    919   08/01/97     08/01/98    1      169.13         179.28
GA       GWINNETT      1  ***                    3012075    0341749    951   08/01/97     08/01/98    1      285.45         305.43
GA       GWINNETT      1  ***                    3537729    0349633    608   08/01/97     08/01/98    1      285.45           0.00
GA       GWINNETT      1  ***                    3110300    0374613    601   08/20/97     08/20/98    1      256.25         275.63
GA       GWINNETT      1  ***                    3517363    0345474    712   10/14/97     10/14/98    1      133.93           0.00
GA       GWINNETT      1  ***                    3525298    3161606    402   06/25/97     06/25/98    1      169.13           0.00
GA       GWINNETT      1  ***                    3331688    3161588    338   02/01/97     02/01/98    1      405.00           0.00
GA       GWINNETT      1  ***                    3748026    2022464    101   05/24/97     05/24/98    1      475.00           0.00
GA       GWINNETT      1  ***                    3375932    3161826    402   05/28/97     05/28/98    1      405.00           0.00
GA       GWINNETT      1  ***                    3774744    2008089    101   10/10/97     10/10/98    1      170.00           0.00
GA       GWINNETT      1  ***                    3590210    0379218    602   02/15/98     02/15/99    1      328.35         356.80
GA       GWINNETT      1  ***                    3590221    0379217    602   02/15/98     02/15/99    1      328.35         356.80
GA       GWINNETT      1  ***                    3513240    3161658    436   11/12/97     11/12/98    1      194.70         208.33
GA       GWINNETT      1  ***                    3212978    3146307    326   09/10/96     09/10/97    1      205.00          28.42
GA       GWINNETT      1  ***                    3805389    2017755    000   05/21/97     05/21/98    1      475.00           0.00
GA       GWINNETT      1  ***                    3396814    0341720    802   09/12/97     09/12/98    1      256.25         278.25
GA       GWINNETT      1  ***                    3646436    2008629    200   08/02/97     08/02/98    1      405.00           0.00
GA       GWINNETT      1  ***                    3589560    0379219    607   02/23/98     02/23/99    1      465.00         492.90
GA       GWINNETT      1  ***                    3744468    9415765    200   05/01/97     05/01/98    1      285.45           0.00
GA       GWINNETT      1  ***                    3751262    2001702    200   08/23/97     08/23/98    1      256.25           0.00
GA       GWINNETT      1  ***                    3588068    0379210    602   02/10/98     02/10/99    1      328.35         356.80
GA       GWINNETT      1  ***                    3103692    0227047    325   03/10/97     03/10/98    1      221.25         162.62
GA       GWINNETT      1  ***                    3812985    2027006    002   10/08/97     10/08/98    1      216.11         231.24
GA       GWINNETT      1  ***                    3600049    0383560    519   03/01/97     03/01/98    1      405.00         433.35
GA       GWINNETT      1  ***                    3796687    2028067    100   06/27/97     06/27/98    1      475.00           0.00
GA       GWINNETT      1  ***                    3475526    3161745    505   09/10/97     09/10/98    1        0.00           0.00
GA       GWINNETT      1  ***                    3429460    3146377    405   06/15/97     06/15/98    1      230.61           0.00
GA       GWINNETT      5  ***                    3308736    8242864    100   12/30/97     12/30/98    1        0.00           0.00
GA       GWINNETT      8  ***                    3200894    3071759    500   06/10/97     06/10/98    1        0.00           0.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                 RESexA.XLS, EXPERIAN CONFIDENTIAL
                                                                                            Southeast C&I Reprot
EXHIBIT A              Product Name=TRW RED Comps (Commercial)
---------
                                                                Effective 01/01/96 to 11/07/97

                                                                                                                        (SALES TAX
                                                                                                                          INCL.)
                                                                                                     # OF                 FL & GA
                                                                                                     LEASE   PRODUCT     CUSTOMER AR
         COUNTY NAME  QTY        CUSTOMER NAME   CUST #     CONTRACT #       EFFEC.DATE  ANNIV.DATE  YEARS    PRICE          BAL
ST
GA       HALL         1  ***                     3098778    0232104    210   01/10/98     01/10/99    1        0.00           0.00
GA       HALL         1  ***                     3214266    3146302    412   06/15/97     06/15/98    1      211.20         225.98
GA       HALL         1  ***                     3795013    2028063    000   03/18/97     03/18/98    1      251.75           0.00
GA       HALL         1  ***                     3090167    0320898    800   12/28/97     12/28/98    1        0.00           0.00
GA       HALL         1  ***                     0038841    9410090    100   05/24/97     05/24/98    1        0.00           0.00
GA       HALL         1  ***                     3091641    0242863    100   12/28/97     12/28/98    1        0.00           0.00
GA       HALL         1  ***                     3577426    3161641    407   03/10/97     03/10/98    1      380.00           0.00
GA       HALL         1  ***                     3758218    2001659    209   08/21/97     08/21/98    1      145.20           0.00
GA       HALL         1  ***                     3783870    2018685    100   06/13/97     06/13/98    1      150.15           0.00
GA       HALL         1  ***                     2321325    0302129    704   04/03/97     04/03/98    1      211.20           0.00
GA       HALL         1  ***                     3224573    2001797    201   07/27/97     07/27/98    1      211.20         234.81
GA       HALL         1  ***                     3654433    2017753    000   04/23/97     04/23/98    1      288.00           0.00
GA       HALL         1  ***                     3539938    0355268    620   09/15/97     09/15/98    1      211.20         232.62
GA       HALL         1  ***                     3219861    0248564    923   01/01/97     01/01/98    1        0.00           0.00
GA       HALL         1  ***                     3219861    0248564    923   01/01/97     01/01/98    1      181.12           0.00
GA       HALL         1  ***                     3012086    2022339    100   06/14/97     06/14/98    1      380.00         402.80
GA       HALL         1  ***                     3266735    0351843    611   04/10/97     04/10/98    1      117.98          82.59
GA       HALL         1  ***                     3012075    0341749    914   08/01/97     08/01/98    1      380.00         406.60
GA       HALL         1  ***                     3012075    0341749    943   08/01/97     08/01/98    1      211.20         223.87
GA       HALL         1  ***                     3012075    0341749    958   08/01/97     08/01/98    1      211.20         225.98
GA       HALL         1  ***                     3537729    0349633    607   08/01/97     08/01/98    1      202.50           0.00
GA       HALL         1  ***                     3331688    3161588    331   02/01/97     02/01/98    1      380.00         120.84
GA       HALL         1  ***                     3774744    2008090    200   02/15/98     02/15/99    1      244.20         267.60
GA       HALL         1  ***                     3751262    2001702    201   05/23/97     05/23/98    1      132.83           0.00
GA       HALL         1  ***                     3751273    2001703    201   05/30/97     05/30/98    1       87.63           0.00
GA       HALL         1  ***                     3429460    3146377    501   06/15/97     06/15/98    1      190.08           0.00
GA       HALL         4  ***                     3347607    8152111    400   07/28/97     07/28/98    1        0.00           0.00
GA       HALL         8  ***                     3308736    8242863    100   12/30/97     12/30/98    1        0.00           0.00
GA       HENRY        1  ***                     3214266    0302431    805   06/19/97     06/19/98    1      380.00           0.00
GA       HENRY        1  ***                     3808870    2050023    000   07/21/97     07/21/98    1      237.60           0.00
GA       HENRY        1  ***                     3271724    0438774    402   02/27/97     02/27/98    1       96.00           0.00
GA       HENRY        1  ***                     3090167    0320899    800   12/28/97     12/28/98    1        0.00           0.00
GA       HENRY        1  ***                     0038841    0031247    202   01/19/98     01/19/99    1        0.00           0.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                  RESexA.XLS, EXPERIAN CONFIDENTIAL
                                                                                            Southeast C&I Reprot
EXHIBIT A              Product Name=TRW RED Comps (Commercial)
---------
                                                                Effective 01/01/96 to 11/07/97
                                                                                                                        (SALES TAX
                                                                                                                          INCL.)
                                                                                                     # OF                 FL & GA
                                                                                                     LEASE   PRODUCT     CUSTOMER AR
         COUNTY NAME  QTY        CUSTOMER NAME   CUST #     CONTRACT #       EFFEC.DATE  ANNIV.DATE  YEARS    PRICE          BAL
ST
GA       HENRY        1  ***                     3259865    2028115    003   06/16/97     06/16/98    1      233.10         146.86
GA       HENRY        1  ***                     3679843    2008631    200   08/26/97     08/26/98    1      211.20         155.08
GA       HENRY        1  ***                     3218927    0353661    504   11/06/97     11/06/98    1      440.00         497.55
GA       HENRY        1  ***                     3219861    0248564    925   01/01/97     01/01/98    1        0.00           0.00
GA       HENRY        1  ***                     3219861    0248564    925   01/01/97     01/01/98    1      201.38           0.00
GA       HENRY        1  ***                     3488261    0351796    604   03/10/97     03/10/98    1      120.75           0.00
GA       HENRY        1  ***                     3019988    0181514    005   08/15/97     08/15/98    1      380.00         402.80
GA       HENRY        8  ***                     3308736    0450895    500   11/30/97     11/30/98    1        0.00           0.00
GA       ROCKDALE     1  ***                     3098778    0232104    211   01/10/98     01/10/99    1        0.00           0.00
GA       ROCKDALE     1  ***                     3490994    0461639    301   06/06/97     06/06/98    1      201.25           0.00
GA       ROCKDALE     1  ***                     3214266    0248316    001   06/15/97     06/15/98    1      105.60           0.00
GA       ROCKDALE     1  ***                     3121458    0441571    401   05/20/97     05/20/98    1      380.00           0.00
GA       ROCKDALE     1  ***                     3271724    0341687    602   02/27/97     02/27/98    1       78.19           4.61
GA       ROCKDALE     1  ***                     3090167    0320816    800   12/28/97     12/28/98    1        0.00           0.00
GA       ROCKDALE     1  ***                     0038841    0271251    100   12/28/97     12/28/98    1        0.00           0.00
GA       ROCKDALE     1  ***                     3758218    2001659    210   08/21/97     08/21/98    1       91.80           0.00
GA       ROCKDALE     1  ***                     3348990    3161699    414   08/31/97     08/31/98    1      211.20           0.00
GA       ROCKDALE     1  ***                     3707720    8355277    639   04/10/97     04/10/98    1      163.01          85.59
GA       ROCKDALE     1  ***                     2966854    0341645    600   06/01/97     06/01/98    1      132.83          83.99
GA       ROCKDALE     1  ***                     3219861    0248564    924   01/01/97     01/01/98    1        0.00           0.00
GA       ROCKDALE     1  ***                     3219861    0248564    924   01/01/97     01/01/98    1      181.12           0.00
GA       ROCKDALE     1  ***                     3318117    0435487    403   06/10/97     06/10/98    1        0.00           0.00
GA       ROCKDALE     1  ***                     3266735    0351843    513   08/10/97     08/10/98    1      132.83         136.54
GA       ROCKDALE     1  ***                     3012075    0341749    959   08/01/97     08/01/98    1      211.20         225.98
GA       ROCKDALE     1  ***                     3265697    0271849    004   08/21/97     08/21/98    1      201.25           0.00
GA       ROCKDALE     1  ***                     3331688    3161588    328   02/01/97     02/01/98    1      380.00          75.25
GA       ROCKDALE     1  ***                     3513240    2017747    000   05/05/97     05/05/98    1      211.20           0.00
GA       ROCKDALE     1  ***                     3768208    2008785    201   12/14/97     12/14/98    1      268.33         296.03
GA       ROCKDALE     8  ***                     3308736    8271251    100   12/30/97     12/30/98    1        0.00           0.00
                         TOTAL                                                                           293,803.83     131,473.19

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                             Southeast C&I Report

EXHIBIT B.                Product Name=TRW REDI Comps (Commercial)
---------
                                                            Effective 01/01/96 to 11/07/97

   COUNTY NAME    QTY      CUSTOMER NAME    CUST    CUST#    CON. #         EFFEC.    ANNIV.    LEASE    PRODUCT PRICE  TOT. SALE
                                            TYPE                            DATE      DATE      #YRS                    AMT, FL/GA
                                                                                                                         C&I ONLY
BREVARD, FL       1  ***                     01    3725603  0473890  302  09/30/97  09/30/98     1         546.25         546.25
BREVARD, FL       1  ***                     01    2124016  0172865  401  10/29/96  10/29/97     1         411.60         411.60
BREVARD, FL       1  ***                     01    3477018  0323780  801  10/05/97  10/05/98     1         499.95         499.95
BREVARD, FL       1  ***                     99    3081657  0216085  303  11/10/97  11/10/98     1        1006.00        1006.00
BREVARD, FL       1  ***                     38    2293037  2142805  500  10/10/97  10/10/98     1         757.50         757.50
BREVARD, FL       1  ***                     38    2288219  0196502  400  04/28/97  04/28/98     1           0.00           0.00
BREVARD, FL       1  ***                     50    2298708  2142871  403  05/10/97  05/10/98     1         732.60         732.60
BREVARD, FL       1  ***                     50    3400324  2008271  200  10/18/97  10/18/98     1        1006.00        1006.00
BREVARD, FL       1  ***                     50    3147450  3027612  702  07/10/97  07/10/98     1         419.10         419.10
BREVARD, FL       1  ***                     54    2950648  0205905  301  03/10/97  03/10/98     1         875.00         875.00
BREVARD, FL       1  ***                     87    3613103  0220301  100  03/28/97  03/28/98     1           0.00           0.00
BREVARD, FL       1  ***                     50    2320058  2142839  401  09/30/97  09/30/98     1         732.60         732.60
BREVARD, FL       1  ***                     87    3090167  0284966  900  12/28/97  12/28/98     1           0.00           0.00
BREVARD, FL       1  ***                     86    2916683  2014768  200  10/30/97  10/30/98     1           0.00           0.00
BREVARD, FL       1  ***                     99    0038841  0237919  200  12/28/97  12/28/98     1           0.00           0.00
BREVARD, FL       1  ***                     50    3495111  0341510  701  04/10/97  04/10/98     1        1090.00        1090.00
BREVARD, FL       1  ***                     01    3515332  0357563  704  08/10/97  08/10/98     1         640.00         640.00
BREVARD, FL       1  ***                     37    3014600  0187524  600  08/27/97  08/27/98     1           0.00           0.00
BREVARD, FL       1  ***                     37    2462851  0235541  001  03/10/97  03/10/98     1         750.00         750.00
BREVARD, FL       1  ***                     01    2595478  0175928  301  01/10/98  01/10/98     1         739.00         739.00
BREVARD, FL       1  ***                     01    2444796  2123182  502  11/10/97  11/10/98     1         738.75         738.75
BREVARD, FL       1  ***                     50    3175963  0239070  102  11/10/97  11/10/98     1         694.65         694.65
BREVARD, FL       1  ***                     01    2354107  2142874  503  10/10/97  10/10/98     1           0.00           0.00
BREVARD, FL       1  ***                     50    3532410  0349532  601  03/10/97  03/10/98     1         950.00         950.00
BREVARD, FL       1  ***                     50    3532421  0941354  701  08/25/97  08/25/98     1         431.67         431.67
BREVARD, FL       1  ***                     50    2181664  2142822  502  11/03/97  11/03/98     1         694.65         694.65
BREVARD, FL       1  ***                     50    2536361  2142830  402  04/01/97  04/01/98     1         610.00         610.00
BREVARD, FL       1  ***                     50    3665679  2027953  000  03/25/97  03/25/98     1         990.00         990.00
BREVARD, FL       1  ***                     01    3398940  0278748  800  04/10/97  04/10/98     1         620.00         620.00
BREVARD, FL       1  ***                     50    3800458  2018869  000  03/07/97  03/07/98     1         990.00         990.00
BREVARD, FL       1  ***                     50    2016429  0354955  602  04/10/97  04/10/98     1         640.00         640.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                                      Southeast C&I Report
EXHIBIT B.                Product Name=TRW REDI Comps (Commercial)
---------
                                                            Effective 01/01/96 to 11/07/97

   COUNTY     QTY     CUSTOMER NAME         CUST    CUST#    CON. #         EFFEC.    ANNIV.    LEASE    PRODUCT PRICE  TOT. SALE
    NAME                                    TYPE                            DATE      DATE      #YRS                    AMT, FL/GA
                                                                                                                         C&I ONLY
BREVARD, FL   1  ***                        01      2296476  0323776  702  02/10/97  02/10/98     1         422.40         422.40
BREVARD, FL   1  ***                        01      2296476  8123184  500  01/10/98  01/10/99     1         739.00         739.00
BREVARD, FL   1  ***                        50      3170300  0239042  100  08/10/97  08/10/98     1         732.60         732.60
BREVARD, FL   1  ***                        01      3733770  0504778  201  07/24/97  07/24/98     1         373.75         373.75
BREVARD, FL   8  ***                        87      3308736  8237919  100  12/30/97  12/30/98     1           0.00           0.00
BROWARD, FL   1  ***                        01      2337799  2160527  402  03/10/97  03/10/98     1         758.17         758.17
BROWARD, FL   1  ***                        01      2989020  0175905  300  08/10/97  08/10/98     1        1285.00        1285.00
BROWARD, FL   1  ***                        01      2102003  2127986  400  08/10/97  08/10/98     2         879.50        1759.00
BROWARD, FL   1  ***                        01      2255727  2146237  400  05/01/97  05/01/98     1         758.17         758.17
BROWARD, FL   1  ***                        01      2124016  2146254  401  05/01/97  05/01/98     1         573.10         573.10
BROWARD, FL   1  ***                        01      3346037  0282455  903  10/10/97  10/10/98     1         588.06         588.06
BROWARD, FL   1  ***                        38      2146351  2160504  500  02/28/98  02/28/99     1           0.00           0.00
BROWARD, FL   1  ***                        38      2774941  2123322  502  04/10/97  04/10/98     1        1009.68        1009.68
BROWARD, FL   1  ***                        01      3449718  2018776  000  04/10/97  04/10/98     1        1385.00        1385.00
BROWARD, FL   1  ***                        01      3096152  0259150  902  05/10/97  05/10/98     2        1100.00        2200.00
BROWARD, FL   1  ***                        01      3576629  0375361  609  10/10/97  10/10/98     1         648.00         648.00
BROWARD, FL   1  ***                        01      3695102  0452568  401  12/10/97  12/10/98     1        1480.00        1480.00
BROWARD, FL   1       CUSHMAN & WAKEFIELD   51      2498113  2160466  503  01/15/98  01/15/99     1        1480.00        1480.00
                      OF FLORIDA INC
BROWARD, FL   1       CUSHMAN & WAKEFIELD   51      3147416  0176031  100  07/10/97  07/10/98     1        1285.00        1285.00
                      OF FLORIDA INC
BROWARD, FL   1  ***                        01      2207342  2123328  404  05/10/97  05/10/98     2         679.50        1359.00
BROWARD, FL   1  ***                        50      2931049  0206917  403  12/10/97  12/10/98     1        1480.00        1480.00
BROWARD, FL   1  ***                        87      3613103  0220370  100  03/28/97  03/28/98     1           0.00           0.00
BROWARD, FL   1  ***                        87      3090167  0258778  104  08/07/97  08/07/98     1           0.00           0.00
BROWARD, FL   1  ***                        99      0038841  0271265  100  07/18/97  07/18/98     1           0.00           0.00
BROWARD, FL   1  ***                        01      2013240  2189608  402  04/10/97  04/10/98     1           0.00           0.00
BROWARD, FL   1  ***                        01      2013240  2189608  403  10/07/97  10/07/98     1        1285.00        1285.00
BROWARD, FL   1  ***                        37      3014600  2160393  500  10/30/97  10/30/98     1           0.00           0.00
BROWARD, FL   1  ***                        37      3673115  0445336  402  07/01/97  07/01/98     1         887.50         887.50
BROWARD, FL   1  ***                        53      2308416  2151544  402  05/10/97  05/10/98     1         898.75         898.75
BROWARD, FL   1  ***                        01      3756964  2007363  202  08/01/97  08/01/98     1         767.50         767.50
BROWARD, FL   1  ***                        01      2210201  2123299  401  04/15/97  04/15/98     1        1132.50        1132.50
BROWARD, FL   1  ***                        01      3556151  0351443  604  06/10/97  06/10/98     1        1285.00        1285.00
BROWARD, FL   1  ***                        01      3026283  0183708  203  02/28/97  02/28/98     1        1285.00        1285.00

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    Confidential Treatment and filed separately with the Commission.

                                                RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                                      Southeast C&I Report
EXHIBIT B.                Product Name=TRW REDI Comps (Commercial)
---------
                                                            Effective 01/01/96 to 11/07/97

   COUNTY NAME    QTY      CUSTOMER NAME    CUST    CUST#    CON. #         EFFEC.    ANNIV.    LEASE    PRODUCT PRICE  TOT. SALE
                                            TYPE                            DATE      DATE      #YRS                    AMT, FL/GA
                                                                                                                         C&I ONLY
BROWARD, FL        1  ***                    50     3757116  2018722  101  05/20/98  05/20/99     1        1285.00        1285.00
BROWARD, FL        1  ***                    01     2131795  2189613  401  05/10/97  05/10/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    08     3008157  0183064  302  03/10/97  03/10/98     1        1141.50        1141.50
BROWARD, FL        1  ***                    01     2514587  2123343  403  05/10/97  05/10/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    01     2973685  0213588  300  06/10/97  06/10/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    50     2003540  0338023  701  05/01/97  05/01/98     1        1148.75        1148.75
BROWARD, FL        1  ***                    50     2003540  2156536  401  05/01/97  05/01/98     1         765.83         765.83
BROWARD, FL        1  ***                    50     3625211  0408430  501  05/03/97  05/03/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    50     2147219  0205546  203  02/10/97  02/10/98     1         285.00         285.00
BROWARD, FL        1  ***                    01     2220136  2151556  503  02/27/97  02/27/98     1         900.00         900.00
BROWARD, FL        1  ***                    01     2780120  0450911  402  06/01/97  06/01/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    50     3385735  2160655  401  03/10/97  03/10/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    51     3805068  2017710  001  06/30/97  06/30/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    01     2773526  2123372  401  07/10/97  07/10/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    01     2170480  2123363  401  05/10/97  05/10/98     1         859.51         859.51
BROWARD, FL        1  ***                    53     2382078  2189625  403  06/10/97  06/10/98     1           0.00           0.00
BROWARD, FL        1  ***                    01     2264402  0187464  402  06/10/97  06/10/98     1         744.00         744.00
BROWARD, FL        1  ***                    01     2014881  2156510  401  04/15/97  04/15/98     1         131.84         131.84
BROWARD, FL        1  ***                    50     2162537  2002360  200  04/10/97  04/10/98     1        1285.00        1285.00
BROWARD, FL        1  ***                    61     2309844  2179108  001  11/29/97  11/29/98     1        1480.00        1480.00
BROWARD, FL        1  ***                    54     2167938  2179033  403  02/10/97  02/10/98     1           0.00           0.00
BROWARD, FL        1  ***                    01     3752427  2007221  300  09/10/97  09/10/98     1           0.00           0.00
BROWARD, FL        1  ***                    01     2795395  0482454  301  08/10/97  08/10/98     1         303.27         303.27
BROWARD, FL        1  ***                    01     2922773  0186783  402  11/15/97  11/15/98     1         999.05         999.05
BROWARD, FL        1  ***                    01     3662753  0427015  402  07/01/97  07/01/98     1         919.00         919.00
BROWARD, FL        1  ***                    01     2589510  0304366  805  08/15/97  08/15/98     1        1285.00        1285.00
BROWARD, FL        8  ***                    87     3308736  8271266  100  12/30/97  12/30/98     1           0.00           0.00
BROWARD, FL        1  ***                    87     3098778  0232104  200  01/10/98  01/10/99     1           0.00           0.00
CHEROKEE, GA       1  ***                    50     2925677  0351712  601  09/30/97  09/30/98     1         232.65         232.65
CHEROKEE, GA       1  ***                    53     3214266  3161878  304  06/15/96  12/15/97     1         171.00         171.00
CHEROKEE, GA       1  ***                    50     3542075  0453849  301  03/15/97  03/15/98     1         202.50         202.50
CHEROKEE, GA       1  ***                    50     3418200  3161740  402  08/18/97  08/18/98     1         163.20         163.20
CHEROKEE, GA       1  ***                    53     3571383  0453856  212  07/28/96  07/28/97     1         133.00         133.00

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    Confidential Treatment and filed separately with the Commission.

                                                RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                                                Southeast C&I Report
EXHIBIT B.                Product Name=TRW REDI Comps (Commercial)
---------
                                                            Effective 01/01/96 to 11/07/97

   COUNTY NAME    QTY      CUSTOMER NAME      CUST    CUST#    CON. #        EFFEC.    ANNIV.    LEASE    PRODUCT PRICE  TOT. SALE
                                              TYPE                           DATE      DATE      #YRS                    AMT, FL/GA
                                                                                                                           C&I ONLY
CHEROKEE, GA       1  ***                      01    3271724  0247892  919  02/25/97  02/25/98     1          85.50         85.50
CHEROKEE, GA       1  ***                      87    3090167  0271313  100  12/28/97  12/28/98     1           0.00          0.00
CHEROKEE, GA       1  ***                      99    3091641  0242872  100  12/28/97  12/28/98     1           0.00          0.00
CHEROKEE, GA       1  ***                      01    3345302  0354890  702  02/10/98  02/10/99     1         187.85        187.85
CHEROKEE, GA       1  ***                      37    3758218  2001659  205  08/21/97  08/21/98     1          91.80         91.80
CHEROKEE, GA       1  ***                      01    3606067  0394443  500  04/10/97  04/10/98     1         405.00        405.00
CHEROKEE, GA       1  ***                      50    3224573  0345482  726  01/16/98  01/16/99     1         465.00        465.00
CHEROKEE, GA       1  ***                      01    3688960  2008478  200  10/26/97  10/26/98     1         311.85        311.85
CHEROKEE, GA       1  ***                      50    3463866  0374898  616  12/31/97  12/31/98     1         250.00        250.00
CHEROKEE, GA       1  ***                      50    3026551  2018656  000  10/23/97  10/23/98     1         209.37        209.37
CHEROKEE, GA       1  ***                      50    3811786  2021209  002  09/18/97  09/18/98     1         243.75        243.75
CHEROKEE, GA       1  ***                      01    3707720  8355277  637  04/10/97  04/10/98     1         176.17        176.17
CHEROKEE, GA       1  ***                      01    3564183  8353721  601  06/17/97  06/17/98     1         127.71        127.71
CHEROKEE, GA       1  ***                      53    3219861  0248564  921  01/01/97  01/01/98     1           0.00          0.00
CHEROKEE, GA       1  ***                      53    3219861  0248564  921  01/01/97  01/01/98     1         195.75        195.75
CHEROKEE, GA       1  ***                      50    3012086  0228496  101  06/14/97  06/14/98     1         405.00        405.00
CHEROKEE, GA       1  ***                      50    3012075  0314749  795  08/01/97  08/01/98     1         217.50        217.50
CHEROKEE, GA       1  ***                      50    3012075  0341749  913  08/01/97  08/01/98     1         143.55        143.55
CHEROKEE, GA       1  ***                      50    3012075  0341749  928  08/01/97  08/01/98     1         405.00        405.00
CHEROKEE, GA       1  ***                      50    3012075  0341749  953  08/01/97  08/01/98     1         232.65        232.65
CHEROKEE, GA       1  ***                      01    3331688  3161588  332  02/01/97  02/01/98     1         405.00        405.00
CHEROKEE, GA       1  ***                      01    3731493  0462489  302  11/22/97  11/22/98     1         440.00        440.00
CHEROKEE, GA       1  ***                      01    3778944  2022340  100  04/05/97  04/05/98     1         237.50        237.50
CHEROKEE, GA       1  ***                      01    3513240  3161658  438  11/12/97  11/12/98     1         182.32        182.32
CHEROKEE, GA       1  ***                      99    3751745  9414194  300  09/12/97  09/12/98     1         405.00        405.00
CHEROKEE, GA       1  ***                      01    3103692  2038893  100  06/26/97  06/26/98     1         175.00        175.00
CHEROKEE, GA       1  ***                      50    3419058  0196126  400  01/29/98  01/29/99     1         166.00        166.00
CHEROKEE, GA       1  ***                      01    3804517  2017754  000  05/12/97  05/12/98     1         237.50        237.50
CHEROKEE, GA       1  ***                      87    3308736  8242872  100  12/30/97  12/30/98     1           0.00          0.00
CITY ATLANTA, GA   1  ***                      87    3008778  0232104  201  01/10/98  01/10/99     1           0.00          0.00
CITY ATLANTA, GA   1  ***                      53    3214266  3146302  250  11/08/97  11/08/98     1         580.00        580.00
CITY ATLANTA, GA   1  ***                      39    3802962  3130263  503  07/10/97  07/10/98     1         360.00        360.00
CITY ATLANTA, GA   1  ***                      33    2925769  0345525  700  02/15/98  02/15/99     1         580.00        580.00

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    Confidential Treatment and filed separately with the Commission.

                                                RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                                    Southeast C&I Report
EXHIBIT B.                Product Name=TRW REDI Comps (Commercial)
---------
                                                            Effective 01/01/96 to 11/07/97

   COUNTY NAME    QTY      CUSTOMER NAME      CUST    CUST#    CON. #        EFFEC.    ANNIV.    LEASE    PRODUCT PRICE  TOT. SALE
                                              TYPE                           DATE      DATE      #YRS                    AMT, FL/GA
                                                                                                                           C&I ONLY
CITY ATLANTA, GA  1  ***                       87    3090167  8244453  000  06/26/97  06/26/98     1           0.00           0.00
CITY ATLANTA, GA  1  ***                       99    0038841  0242871  100  12/28/97  12/28/98     1           0.00           0.00
CITY ATLANTA, GA  1  ***                       50    3124505  3151856  500  11/30/97  11/30/98     1           0.00           0.00
CITY ATLANTA, GA  1  ***                       53    3219861  0248564  020  01/01/97  01/01/98     1           0.00           0.00
CITY ATLANTA, GA  1  ***                       53    3219861  0248564  020  01/01/97  01/01/98     1         324.00         324.00
CITY ATLANTA, GA  1  ***                       50    3012075  0341749  800  08/01/97  08/01/98     1         505.00         505.00
CITY ATLANTA, GA  1  ***                       20    3619689  0424326  401  03/15/97  03/15/98     1         275.00         275.00
CITY ATLANTA, GA  4  ***                       38    3313101  3151857  500  01/28/98  01/28/99     1           0.00           0.00
CITY ATLANTA, GA  5  ***                       87    3308736  8242871  100  12/30/97  12/30/98     1           0.00           0.00
CLAYTON, GA       1  ***                       87    3098778  0232104  202  01/10/98  01/10/99     1           0.00           0.00
CLAYTON, GA       1  ***                       53    3214266  3146302  410  06/15/97  06/15/98     1         169.13         169.13
CLAYTON, GA       1  ***                       50    3542075  0351789  616  03/15/97  03/15/98     1         202.50         202.50
CLAYTON, GA       1  ***                       38    3257111  0187507  300  08/27/97  08/27/98     1           0.00           0.00
CLAYTON, GA       1  ***                       38    3552728  3151863  500  01/28/98  01/28/99     1           0.00           0.00
CLAYTON, GA       1  ***                       38    3255894  0260383  000  07/28/97  07/28/98     1           0.00           0.00
CLAYTON, GA       1  ***                       01    3271724  0310394  702  02/25/97  02/25/98     1          78.19          78.19
CLAYTON, GA       1  ***                       50    3268438  3146403  427  07/10/97  07/10/98     1         224.25         224.25
CLAYTON, GA       1  ***                       54    3803769  2028078  001  04/25/97  04/25/98     1         217.82         217.82
CLAYTON, GA       1  ***                       87    3090167  0320887  800  12/28/97  12/28/98     1           0.00           0.00
CLAYTON, GA       1  ***                       85    3609938  0454616  301  07/05/97  07/05/98     1           0.00           0.00
CLAYTON, GA       1  ***                       99    0038841  0242869  100  12/28/97  12/28/98     1           0.00           0.00
CLAYTON, GA       1  ***                       50    3259865  2028115  000  06/16/97  06/16/98     1         165.59         165.59
CLAYTON, GA       1  ***                       37    3758218  2001659  202  08/21/97  08/21/98     1          91.80          91.80
CLAYTON, GA       1  ***                       52    3679843  0426737  410  08/26/97  08/26/98     1         285.45         285.45
CLAYTON, GA       1  ***                       50    3123746  0229033  100  09/19/97  09/19/98     1         169.12         169.12
CLAYTON, GA       1  ***                       01    3331677  3146390  409  06/15/97  06/15/98     1         405.00         405.00
CLAYTON, GA       1  ***                       50    3463866  0374898  614  12/31/97  12/31/98     1         295.00         295.00
CLAYTON, GA       1  ***                       01    3707720  8355277  632  04/10/97  04/10/98     1         212.77         212.77
CLAYTON, GA       1  ***                       01    2970864  0348990  607  04/30/97  04/30/98     1         185.55         185.55
CLAYTON, GA       1  ***                       53    3219861  0248564  019  01/01/97  01/01/98     1           0.00           0.00
CLAYTON, GA       1  ***                       53    3219861  0248564  019  01/01/97  01/01/98     1         230.62         230.62
CLAYTON, GA       1  ***                       50    3488261  0341605  701  03/10/97  03/10/98     1         149.55         149.55
CLAYTON, GA       1  ***                       50    3012075  0341749  952  08/01/97  08/01/98     1         285.45         285.45

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    Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                    Southeast C&I Report
EXHIBIT B.      Product Name=TRW REDI Comps (Commercial)
---------
                                                 Effective 01/01/96 to 11/07/97

    COUNTY NAME   QTY           CUSTOMER NAME      CUST#    CUST    CON #          EFFEC.    ANNIV.   LEASE   PRODUCT     TOT.SALE
                                                   TYPE                             DATE     DATE     # YRS    PRICE     AMT, FL/GA
                                                                                                                         C&I ONLY
CLAYTON, GA       1    ***                         01      3331688  3161588  335  02/01/97  02/01/98    1     405.00       405.00
CLAYTON, GA       1    ***                         01      3513240  3161658  437  11/12/97  11/12/98    1     194.70       194.70
CLAYTON, GA       1    ***                         50      3396814  0341772  802  09/12/97  09/12/98    1     256.25       256.25
CLAYTON, GA       1    ***                         01      3019988  0181514  155  05/10/97  05/10/98    1     405.00       405.00
CLAYTON, GA       1    ***                         01      3600049  0383560  515  03/01/97  03/01/98    1     405.00       405.00
CLAYTON, GA       1    ***                         01      3697683  0503835  301  03/01/97  03/01/98    1     405.00       405.00
CLAYTON, GA       5    ***                         87      3308736  8242869  100  12/30/97  12/30/98    1       0.00         0.00
COBB, GA          1    ***                         87      3098778  0232104  203  01/10/98  01/10/99    1       0.00         0.00
COBB, GA          1    ***                         53      3214266  3146302  407  06/15/97  06/15/98    1     169.13       169.13
COBB, GA          1    ***                         01      3480869  0438768  506  12/16/97  12/16/98    1     465.00       465.00
COBB, GA          1    ***                         50      3542075  0351789  615  03/15/97  03/15/98    1     202.50       202.50
COBB, GA          1    ***                         50      3418200  3161740  403  08/18/97  08/18/98    1     189.55       189.55
COBB, GA          1    ***                         51      3611513  0394437  502  06/01/97  06/01/98    1     169.13       169.13
COBB, GA          1    ***                         50      3583403  0375456  603  12/10/97  12/10/98    1     465.00       465.00
COBB, GA          1    ***                         38      3418211  0498050  300  05/23/97  05/23/98    1       0.00         0.00
COBB, GA          1    ***                         01      3519758  0341694  625  07/10/97  07/10/98    1     218.76       218.76
COBB, GA          1    ***                         53      3571383  0453856  209  07/28/96  07/28/97    1     156.62       156.62
COBB, GA          1    ***                         01      3271724  0247892  917  02/25/97  02/25/98    1     102.94       102.94
COBB, GA          1    ***                         50      3268438  3146403  423  07/10/97  07/10/98    1     132.90       132.90
COBB, GA          1    ***                         51      3722044  0462403  300  08/17/97  08/17/98    1     256.25       256.25
COBB, GA          1    ***                         87      3090167  0320889  800  12/28/97  12/28/98    1       0.00         0.00
COBB, GA          1    ***                         85      3609938  0454616  302  07/06/97  07/06/98    1       0.00         0.00
COBB, GA          1    ***                         01      3565748  0379272  500  07/01/97  07/01/98    1     405.00       405.00
COBB, GA          1    ***                         01      3345302  2066907  000  05/17/97  05/17/98    1     405.00       405.00
COBB, GA          1    ***                         37      3758218  2001659  302  08/21/97  08/21/98    1      89.10        89.10
COBB, GA          1    ***                         50      2938435  0204210  402  02/27/98  02/27/99    1     253.00       253.00
COBB, GA          1    ***                         50      3593420  9418835  200  05/19/97  05/19/98    1     405.00       405.00
COBB, GA          1    ***                         01      3021277  0213199  202  12/31/97  12/31/98    1     465.00       465.00
COBB, GA          1    ***                         54      3009763  0213146  205  08/15/97  08/15/98    1     256.25       256.25
COBB, GA          1    ***                         50      3224573  0345482  715  08/15/97  08/15/98    1     285.45       285.45
COBB, GA          1    ***                         01      3331677  3146390  408  06/16/97  06/16/98    1     405.00       405.00
COBB, GA          1    ***                         50      3348990  3161699  328  08/31/97  08/31/98    1     285.45       285.45
COBB, GA          1    ***                         50      3463866  0374898  615  12/31/97  12/31/98    1     295.00       295.00

Date as of 11/07/97                 Page 6                                                                               11/20/97

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    Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97
                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
COBB, GA         1  ***                          50   3026551   0341738   712   05/28/97   05/28/98   1     239.23     239.23
COBB, GA         1  ***                          50   3052192   0206739   209   08/10/97   08/10/98   1     256.25     256.25
COBB, GA         1  ***                          01   3707720   8355277   633   04/10/97   04/10/98   1     212.77     212.77
COBB, GA         1  ***                          50   3500565   3161626   300   04/10/97   04/10/98   1     189.55     189.55
COBB, GA         1  ***                          32   3279685   8250635   002   09/10/97   09/10/98   1     405.00     405.00
COBB, GA         1  ***                          01   3564183   0353716   601   06/17/97   06/17/98   1     170.33     170.33
COBB, GA         1  ***                          01   2970864   0348990   608   04/30/97   04/30/98   1     185.55     185.55
COBB, GA         1  ***                          53   3219861   0248564   018   01/01/97   01/01/98   1       0.00       0.00
COBB, GA         1  ***                          53   3219861   0248564   018   01/01/97   01/01/98   1     230.62     230.62
COBB, GA         1  ***                          50   3318117   0330923   713   10/20/97   10/20/98   1     237.50     237.50
COBB, GA         1  ***                          50   3318117   0330923   714   06/10/97   06/10/98   1       0.00       0.00
COBB, GA         1  ***                          50   3012086   3146369   407   06/14/97   06/14/98   1     405.00     405.00
COBB, GA         1  ***                          50   3475593   2022446   100   04/03/97   04/03/98   1     403.75     403.75
COBB, GA         1  ***                          50   3012075   0341749   863   08/01/97   08/01/98   1     169.13     169.13
COBB, GA         1  ***                          50   3012075   0341749   895   08/01/97   08/01/98   1     142.73     142.73
COBB, GA         1  ***                          50   3012075   0341749   939   08/01/97   08/01/98   1     169.12     169.12
COBB, GA         1  ***                          50   3012075   0341749   949   08/01/97   08/01/98   1     285.44     285.44
COBB, GA         1  ***                          01   3517363   0345474   706   10/01/97   10/01/98   1     133.93     133.93
COBB, GA         1  ***                          01   3331688   3161588   336   02/01/97   02/01/98   1     405.00     405.00
COBB, GA         1  ***                          01   3052170   8353776   602   04/10/97   04/10/98   1     189.55     189.55
COBB, GA         1  ***                          50   3144237   0453886   301   07/28/97   07/28/98   1     256.25     256.25
COBB, GA         1  ***                          19   3632576   0386193   402   10/06/96   10/06/97   1       0.00       0.00
COBB, GA         1  ***                          01   3513240   3161658   441   11/12/97   11/12/98   1     212.02     212.02
COBB, GA         1  ***                          01   3212978   3146307   327   09/10/96   09/10/97   1     205.00     205.00
COBB, GA         1  ***                          50   3396814   0345472   702   09/12/97   09/12/98   1     256.25     256.25
COBB, GA         1  ***                          54   3646436   0433775   505   02/10/98   02/10/99   1     328.35     328.35
COBB, GA         1  ***                          01   3103692   0227047   201   12/23/96   12/23/97   1     256.90     256.90
COBB, GA         1  ***                          12   3812985   2027006   000   10/08/97   10/08/98   1     273.11     273.11
COBB, GA         1  ***                          01   3600049   0383560   516   03/10/97   03/10/98   1     405.00     405.00
COBB, GA         2  ***                          99   3091611   0242870   100   12/28/97   12/28/98   1       0.00       0.00
COBB, GA         6  ***                          87   3308736   0242870   100   12/28/97   12/28/98   1       0.00       0.00
COBB, GA        12  ***                          38   3550988   0238044   001   05/15/97   05/15/98   1       0.00       0.00
COWETA, GA       1  ***                          53   3214266   0438734   300   06/15/97   06/15/98   1     380.00     380.00

Data as of 11/07/97                                     Page 7                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                       TOT. SALE
COUNTY                                            CUST   CUST#    CON.#           EFFEC.     ANNIV.   LEASE  PRODUCT   AMT. FL/GA
 NAME       QTY       CUSTOMER NAME               TYPE                             DATE       DATE    #YRS    PRICE     C&I ONLY
COWETA, GA   1   ***                               87   3090167   0439830   400   08/30/97   08/30/98   1       0.00       0.00
COWETA, GA   1   ***                               85   3609938   0439782   200   10/24/97   10/24/98   1       0.00       0.00
COWETA, GA   1   ***                               99   0038841   0031247   216   01/30/98   01/30/99   1       0.00       0.00
COWETA, GA   1   ***                               99   3091641   0454176   300   10/17/97   10/17/98   1       0.00       0.00
COWETA, GA   1   ***                               53   3219861   0248564   021   01/01/97   01/01/98   1       0.00       0.00
COWETA, GA   1   ***                               53   3219861   0248564   021   01/01/97   01/01/98   1     342.00     342.00
COWETA, GA   1   ***                               11   3552919   0378967   301   10/17/97   10/17/98   1     440.00     440.00
COWETA, GA   1   ***                               01   3019988   0181514   130   08/15/97   08/15/98   1     380.00     380.00
DADE, FL     1   ***                               01   2989020   2008307   201   10/11/97   10/11/98   1    1325.00    1325.00
DADE, FL     1   ***                               01   2012003   2167502   401   03/10/97   03/10/98   2    1155.00    1155.00
DADE, FL     1   ***                               01   2255727   2146236   501   05/01/97   05/01/98   1     818.32     818.32
DADE, FL     1   ***                               01   2124016   2134363   501   11/09/97   11/09/98   1     545.00     545.00
DADE, FL     1   ***                               01   3346037   0282441   903   06/13/97   06/13/98   1     609.18     609.18
DADE, FL     1   ***                               51   2945950   8123259   503   10/01/97   10/01/98   1    2142.50    2142.50
DADE, FL     1   ***                               01   3096152   0228743   201   06/10/97   06/10/98   1    1325.00    1325.00
DADE, FL     1   ***                               50   3079593   0216778   301   10/28/97   10/28/98   1    1525.00    1525.00
DADE, FL     1   ***                               01   3576629   0375363   609   10/10/97   10/10/98   1     528.75     528.75
DADE, FL     1         CUSHMAN & WAKEFIELD         51   2498113   2134390   602   01/19/98   01/19/98   1    1525.00    1525.00
                       OF FLORIDA INC
DADE, FL     1         CUSHMAN & WAKEFIELD         51   3147416   2030659   000   03/25/97   03/25/98   1    1498.00    1498.00
                       OF FLORIDA INC
DADE, FL     1   ***                               87   3613103   0220302   100   03/03/97   03/03/98   1       0.00       0.00
DADE, FL     1   ***                               50   2276818   0205528   301   10/01/97   10/01/98   1    1155.00    1155.00
DADE, FL     1   ***                               87   3090167   0284975   000   12/05/97   12/05/98   1       0.00       0.00
DADE, FL     1   ***                               99   0038841   0300076   100   12/05/97   12/05/98   1       0.00       0.00
DADE, FL     1   ***                               50   2572154   2156596   500   05/24/97   05/24/98   1    1325.00    1325.00
DADE, FL     1   ***                               37   3014600   0196520   400   05/07/97   05/07/98   1       0.00       0.00
DADE, FL     1   ***                               37   2730251   0205515   301   07/16/97   07/16/98   1     615.33     615.33
DADE, FL     1   ***                               01   2336231   2143053   402   10/27/96   10/27/97   1       0.00       0.00
DADE, FL     1   ***                               01   3756964   2007365   202   08/01/97   08/01/98   1     711.67     711.67
DADE, FL     1   ***                               01   3539792   0369333   601   05/01/97   05/01/98   1    1325.00    1325.00
DADE, FL     1   ***                               01   3026283   2028288   100   07/16/97   07/16/98   1    1325.00    1325.00
DADE, FL     1   ***                               50   3757116   2008315   302   10/10/98   10/10/99   1    1325.00    1325.00
DADE, FL     1   ***                               01   3711280   0460278   301   05/16/97   05/16/98   1    1325.00    1325.00
DADE, FL     1   ***                               50   2003540   2156801   501   11/10/97   11/10/98   1       0.00       0.00

Data as of 11/07/97                                     Page 8                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
DADE, FL         1   ***                         50   2719630   2028293   000   08/06/96   08/06/97   1     825.00     825.00
DADE, FL         1   ***                         50   2147219   2143046   500   02/10/98   02/10/98   1    1525.00    1525.00
DADE, FL         1   ***                         53   2290131   2127965   500   11/14/97   11/14/98   1     434.62     434.62
DADE, FL         1   ***                         01   2585651   2143467   600   06/10/97   06/10/98   1    1325.00    1325.00
DADE, FL         1   ***                         01   2780120   2146675   601   03/14/97   03/14/98   1    1325.00    1325.00
DADE, FL         1   ***                         50   2111717   2134314   501   09/28/97   09/28/98   1     883.75     883.75
DADE, FL         1   ***                         01   2773526   0262602   001   03/10/97   03/10/98   1    1325.00    1325.00
DADE, FL         1   ***                         53   2249685   2156598   503   11/01/97   11/01/98   1    1139.40    1139.40
DADE, FL         1   ***                         01   3155204   2018891   000   04/01/97   04/01/98   1     797.67     797.67
DADE, FL         1   ***                         01   2014881   8251261   902   12/10/96   12/10/97   1     592.25     592.25
DADE, FL         1   ***                         01   3291852   2146300   504   12/01/97   12/01/98   1    1392.98    1392.98
DADE, FL         1   ***                         61   2309844   2179109   600   11/29/97   11/29/98   1       0.00       0.00
DADE, FL         1   ***                         10   2243616   2134343   501   12/10/97   12/10/98   1    1024.35    1024.35
DADE, FL         1   ***                         01   3752427   2022838   100   06/10/97   06/10/98   1       0.00       0.00
DADE, FL         1   ***                         01   3198757   0235782   102   01/28/97   01/28/98   1    1047.38    1047.38
DADE, FL         1   ***                         01   2589510   2146608   402   08/15/97   08/15/98   1     324.06     324.06
DADE, FL         2   ***                         38   2363684   0207107   700   09/30/97   09/30/98   1       0.00       0.00
DADE, FL         8   ***                         87   3308736   8271267   000   12/30/97   12/30/98   1       0.00       0.00
DEKALB, GA       1   ***                         87   3098778   0232104   204   01/10/98   01/10/99   1       0.00       0.00
DEKALB, GA       1   ***                         53   3214266   3146302   408   06/15/97   06/15/98   1     169.13     169.13
DEKALB, GA       1   ***                         01   3480869   0438768   507   12/16/97   12/16/98   1     465.00     465.00
DEKALB, GA       1   ***                         50   3542075   0351789   617   03/15/97   03/15/98   1     202.50     202.50
DEKALB, GA       1   ***                         01   3519758   0341694   623   07/10/97   07/10/98   1     218.76     218.76
DEKALB, GA       1   ***                         53   3571383   0453856   210   07/28/96   07/28/97   1     156.62     156.62
DEKALB, GA       1   ***                         01   3271724   0247892   918   02/27/97   02/27/98   1     102.94     102.94
DEKALB, GA       1   ***                         50   3268438   3146403   422   07/10/97   07/10/98   1     132.90     132.90
DEKALB, GA       1   ***                         38   3291115   3161572   401   06/25/97   06/25/98   1     475.00     475.00
DEKALB, GA       1   ***                         68   3219849   3146407   403   06/25/97   06/25/98   1     189.55     189.55
DEKALB, GA       1   ***                         54   3803769   2028078   002   04/25/97   04/25/98   1     217.81     217.81
DEKALB, GA       1   ***                         87   3090167   0320890   800   12/28/97   12/28/98   1       0.00       0.00
DEKALB, GA       1   ***                         85   3609938   0454616   304   07/06/97   07/05/98   1       0.00       0.00
DEKALB, GA       1   ***                         99   0038841   0242862   100   12/28/97   12/28/98   1       0.00       0.00
DEKALB, GA       1   ***                         85   3796357   2018740   101   12/20/97   12/20/98   1       0.00       0.00

Data as of 11/07/97                                     Page 9                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
DEKALB, GA       1   ***                         01   3565748   0379272   511   07/01/97   07/01/98   1    405.00       405.00
DEKALB, GA       1   ***                         37   3758218   2001559   201   08/21/97   08/21/98   1     95.20        95.20
DEKALB, GA       1   ***                         01   3331677   3146390   407   06/15/97   06/15/98   1    405.00       405.00
DEKALB, GA       1   ***                         50   3348990   3161699   326   08/31/97   08/31/98   1    285.45       285.45
DEKALB, GA       1   ***                         50   3463866   0374898   617   12/31/97   12/31/98   1    295.00       295.00
DEKALB, GA       1   ***                         50   3026551   0341738   615   05/28/97   05/28/98   1    235.22       235.22
DEKALB, GA       1   ***                         01   3707720   8355277   634   04/10/97   04/10/98   1    212.77       212.77
DEKALB, GA       1   ***                         01   2970864   0348990   609   04/30/97   04/30/98   1    185.55       185.55
DEKALB, GA       1   ***                         53   3219861   0248564   015   01/01/97   01/01/98   1      0.00         0.00
DEKALB, GA       1   ***                         53   3219861   0248564   015   01/01/97   01/01/98   1    230.62       230.62
DEKALB, GA       1   ***                         50   3318117   0330923   705   06/10/97   06/10/98   1      0.00         0.00
DEKALB, GA       1   ***                         50   3012086   3146369   406   06/14/97   06/14/98   1    405.00       405.00
DEKALB, GA       1   ***                         50   3475593   2022446   101   04/03/97   04/03/98   1    403.75       403.75
DEKALB, GA       1   ***                         53   3266735   0351843   610   04/10/97   04/10/98   1    154.28       154.28
DEKALB, GA       1   ***                         50   3012075   0341749   950   08/01/97   08/01/98   1    285.45       285.45
DEKALB, GA       1   ***                         01   3517363   0345474   711   10/01/97   10/01/98   1    133.97       133.97
DEKALB, GA       1   ***                         01   3331688   3161588   337   02/01/97   02/01/98   1    405.00       405.00
DEKALB, GA       1   ***                         50   3144237   0358131   604   06/14/97   06/14/98   1    256.25       256.25
DEKALB, GA       1   ***                         01   3513240   3161658   440   11/12/97   11/12/98   1    194.70       194.70
DEKALB, GA       1   ***                         01   3212978   2008543   101   09/10/96   09/10/97   1    205.00       205.00
DEKALB, GA       1   ***                         50   3396814   0291044   800   09/12/97   09/12/98   1    256.25       256.25
DEKALB, GA       1   ***                         01   3019988   0181514   156   05/10/97   05/10/98   1    405.00       405.00
DEKALB, GA       1   ***                         54   3646436   2008530   200   07/27/97   07/27/98   1    405.00       405.00
DEKALB, GA       5   ***                         87   3308736   8242962   100   12/30/97   12/30/98   1      0.00         0.00
DOUGLAS, GA      1   ***                         87   3098778   0232104   205   01/10/98   01/10/99   1      0.00         0.00
DOUGLAS, GA      1   ***                         53   3214266   3161878   405   06/15/97   06/15/98   1    132.83       132.83
DOUGLAS, GA      1   ***                         51   3611513   0394437   503   06/01/97   06/01/98   1    132.83       132.83
DOUGLAS, GA      1   ***                         53   3571383   0453956   213   07/28/96   07/28/97   1    122.50       122.50
DOUGLAS, GA      1   ***                         01   3271724   0247892   920   02/27/97   02/27/98   1     78.19        78.19
DOUGLAS, GA      1   ***                         50   3268438   3146403   425   07/10/97   07/10/98   1    103.95       103.95
DOUGLAS, GA      1   ***                         38   3425875   8172794   400   06/10/97   06/10/98   1      0.00         0.00
DOUGLAS, GA      1   ***                         87   3090167   0320891   800   12/28/97   12/28/98   1      0.00         0.00
DOUGLAS, GA      1   ***                         85   3609938   3161712   400   04/28/97   04/28/98   1      0.00         0.00

Data as of 11/07/97                                     Page 10                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
DOUGLAS, GA      1   ***                         99   0038841   0242868   100   12/28/97   12/28/98   1       0.00       0.00
DOUGLAS, GA      1   ***                         37   3758218   2001659   206   08/21/97   08/21/98   1      91.80      91.80
DOUGLAS, GA      1   ***                         54   3009763   0213146   206   08/15/97   08/15/98   1     201.25     201.25
DOUGLAS, GA      1   ***                         50   3026551   0341738   714   05/28/97   05/28/98   1     211.20     211.20
DOUGLAS, GA      1   ***                         01   3707720   8355277   640   04/10/97   04/10/98   1     163.01     163.01
DOUGLAS, GA      1   ***                         01   3564183   0353722   601   06/17/97   06/17/98   1     136.94     136.94
DOUGLAS, GA      1   ***                         53   3219861   0248564   922   01/01/97   01/01/98   1       0.00       0.00
DOUGLAS, GA      1   ***                         53   3219861   0248564   922   01/01/97   01/01/98   1     181.12     181.12
DOUGLAS, GA      1   ***                         50   3012075   0341749   955   08/01/97   08/01/98   1     211.20     211.20
DOUGLAS, GA      1   ***                         01   3331688   0302429   702   02/01/97   02/01/98   1     380.00     380.00
DOUGLAS, GA      1   ***                         99   3761465   2008428   200   09/13/97   09/13/98   1     201.25     201.25
DOUGLAS, GA      1   ***                         12   3812985   2027006   001   10/08/97   10/08/98   1     273.11     273.11
DOUGLAS, GA      8   ***                         87   3308736   8242868   100   12/30/97   12/30/98   1       0.00       0.00
DUVAL, FL        1   ***                         01   3544886   0367089   600   03/22/97   03/22/98   1     965.00     965.00
DUVAL, FL        1   ***                         50   3685118   0480442   402   09/30/97   09/30/98   1     965.00     965.00
DUVAL, FL        1   ***                         99   2248864   0130038   400   06/07/97   06/07/98   1     387.75     387.75
DUVAL, FL        1   ***                         87   3613103   0220266   100   04/15/97   04/15/98   1       0.00       0.00
DUVAL, FL        1   ***                         87   3090167   0268778   301   08/07/97   08/07/98   1       0.00       0.00
DUVAL, FL        1   ***                         99   3091641   8271268   100   12/05/97   12/05/98   1       0.00       0.00
DUVAL, FL        1   ***                         37   3014600   3276128   100   08/14/97   08/14/98   1       0.00       0.00
DUVAL, FL        1   ***                         44   3221880   2017777   000   08/12/97   08/12/98   1     965.00     965.00
DUVAL, FL        1   ***                         01   3054154   0182799   200   06/10/97   06/10/98   1     387.75     387.75
DUVAL, FL        1   ***                         39   3360796   0277782   900   10/30/97   10/30/98   1       0.00       0.00
DUVAL, FL        1   ***                         53   2566722   0130020   401   07/10/97   07/10/98   1     398.75     398.75
DUVAL, FL        1   ***                         01   2002419   0358229   601   09/30/97   09/30/98   1     621.50     621.50
DUVAL, FL        1   ***                         01   3658057   0439723   500   02/25/98   02/25/99   1    1110.00    1110.00
DUVAL, FL        1   ***                         19   3213870   0251561   100   01/10/98   01/10/99   1    1110.00    1110.00
DUVAL, FL        1   ***                         01   3265664   0235601   000   07/10/97   07/10/98   1     457.50     457.50
DUVAL, FL        1   ***                         54   2438124   0187553   600   06/25/97   06/25/98   1     457.50     457.50
DUVAL, FL        1   ***                         54   2438124   0187553   700   06/25/97   06/25/98   1       0.00       0.00
DUVAL, FL        1   ***                         01   3128086   2002259   202   06/15/97   06/15/98   1     965.00     965.00
DUVAL, FL        1   ***                         50   2572648   2130545   502   11/04/97   11/04/98   1     447.15     447.15
DUVAL, FL        1   ***                         01   2499257   8259961   000   03/17/97   03/17/98   1     965.00     965.00

Data as 11/07/97                                     Page 11                                                       11/20/97

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    Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL


                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
COUNTY                                          CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
 NAME           QTY       CUSTOMER NAME         TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
DUVAL, FL        1   ***                         50   2486189   2017775   000   07/23/97   07/23/98   1    965.00      965.00
DUVAL, FL        8   ***                         87   3308736   9271268   100   12/30/97   12/30/98   1      0.00        0.00
FAYETTE, GA      1   ***                         87   3098778   0232104   206   01/10/98   01/10/99   1      0.00        0.00
FAYETTE, GA      1   ***                         53   3214266   3146302   411   06/15/97   06/15/98   1    132.83      132.83
FAYETTE, GA      1   ***                         50   3237511   0341742   702   07/14/97   07/14/98   1    211.20      211.20
FAYETTE, GA      1   ***                         50   3702053   0228441   200   02/10/98   02/10/99   1    231.25      231.25
FAYETTE, GA      1   ***                         50   3701362   0454303   301   04/01/97   04/01/98   1    201.25      201.25
FAYETTE, GA      1   ***                         50   2304924   3161571   404   05/15/97   05/15/98   1    167.90      167.90
FAYETTE, GA      1   ***                         87   3090167   0320893   800   12/28/97   12/28/98   1      0.00        0.00
FAYETTE, GA      1   ***                         99   0038841   0242866   100   12/28/97   12/28/98   1      0.00        0.00
FAYETTE, GA      1   ***                         50   3259865   2028115   001   06/16/97   06/16/98   1    132.45      132.45
FAYETTE, GA      1   ***                         37   3758218   2001659   207   08/21/97   08/21/98   1     91.80       91.80
FAYETTE, GA      1   ***                         52   3679843   0426737   408   08/10/97   08/10/98   1    211.20      211.20
FAYETTE, GA      1   ***                         01   3707720   8355277   638   04/10/97   04/10/98   1    163.01      163.01
FAYETTE, GA      1   ***                         53   3219861   0248564   926   01/01/97   01/01/98   1      0.00        0.00
FAYETTE, GA      1   ***                         53   3219861   0248564   926   01/01/97   01/01/98   1    181.12      181.12
FAYETTE, GA      1   ***                         11   3552919   3161301   400   04/10/97   04/10/98   1    132.80      132.80
FAYETTE, GA      1   ***                         50   3012075   0341749   956   08/01/97   08/01/98   1    211.20      211.20
FAYETTE, GA      1   ***                         50   3721160   3161359   403   12/10/97   12/10/98   1    152.63      152.63
FAYETTE, GA      1   ***                         01   3331688   3161588   330   02/01/97   02/01/98   1    380.00      380.00
FAYETTE, GA      1   ***                         01   3513240   3161658   439   11/12/97   11/12/98   1    152.62      152.62
FAYETTE, GA      1   ***                         01   3019988   0181514   157   05/10/97   05/10/98   1    380.00      380.00
FAYETTE, GA      8   ***                         87   3308736   8242866   100   12/30/97   12/30/98   1      0.00        0.00
FORSYTH, GA      1   ***                         87   3098778   0232104   207   01/10/98   01/10/99   1      0.00        0.00
FORSYTH, GA      1   ***                         50   2925677   0351712   612   09/30/97   09/30/98   1    211.20      211.20
FORSYTH, GA      1   ***                         53   3214266   3161878   415   06/15/97   06/15/98   1    211.20      211.20
FORSYTH, GA      1   ***                         50   3780079   0351786   600   04/19/97   04/19/98   1    380.00      380.00
FORSYTH, GA      1   ***                         50   3121458   0452391   202   01/17/96   01/17/97   1      0.00        0.00
FORSYTH, GA      1   ***                         51   3645833   0433758   506   01/15/98   01/15/99   1    231.25      231.25
FORSYTH, GA      1   ***                         50   3542075   0453934   301   03/15/97   03/15/98   1    190.00      190.00
FORSYTH, GA      1   ***                         50   3812084   2027009   001   09/26/97   09/26/98   1    221.13      221.13
FORSYTH, GA      1   ***                         01   3271724   0247892   921   02/27/97   02/27/98   1     79.50       79.50
FORSYTH, GA      1        CUSHMAN WAKEFIELD      50   3533619   0345394   612   05/01/97   05/01/98   1      0.00        0.00
                          INCORPORATED

Data as of 11/07/97                                     Page 12                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
FORSYTH, GA      1   ***                         50   3268438   3146403   426   07/10/97   07/10/98   1     103.95     103.95
FORSYTH, GA      1   ***                         50   3397084   0435407   400   04/12/97   04/12/98   1     190.08     190.08
FORSYTH, GA      1   ***                         87   3090167   0320894   800   12/28/97   12/28/98   1       0.00       0.00
FORSYTH, GA      1   ***                         99   0038841   0242883   100   12/28/97   12/28/98   1       0.00       0.00
FORSYTH, GA      1   ***                         85   3796857   2018740   102   12/20/97   12/20/98   1       0.00       0.00
FORSYTH, GA      1   ***                         37   3758218   2001659   208   09/20/97   09/20/98   1     101.20     101.20
FORSYTH, GA      1   ***                         50   3538953   0349640   608   06/04/97   06/04/98   1     380.00     380.00
FORSYTH, GA      1   ***                         50   3224573   0345482   727   01/30/98   01/30/99   1     260.00     260.00
FORSYTH, GA      1   ***                         50   3348990   3161699   415   08/31/97   08/31/98   1     211.20     211.20
FORSYTH, GA      1   ***                         50   3026551   0341738   713   05/28/97   05/28/98   1     179.32     179.32
FORSYTH, GA      1   ***                         50   3811786   2021209   003   09/18/97   09/18/98   1     227.50     227.50
FORSYTH, GA      1   ***                         01   3707720   8355277   641   04/10/97   04/10/98   1     172.80     172.80
FORSYTH, GA      1   ***                         01   2970864   0348990   610   04/30/97   04/30/98   1     172.30     172.30
FORSYTH, GA      1   ***                         01   3539938   0355268   621   09/15/97   09/15/98   1     211.20     211.20
FORSYTH, GA      1   ***                         53   3219861   0248564   920   01/01/97   01/01/98   1       0.00       0.00
FORSYTH, GA      1   ***                         53   3219861   0248564   920   01/01/97   01/01/98   1     181.12     181.12
FORSYTH, GA      1   ***                         50   3012086   0205769   302   06/14/97   06/14/98   1     380.00     380.00
FORSYTH, GA      1   ***                         53   3266735   0351843   612   04/10/97   04/10/98   1     117.98     117.98
FORSYTH, GA      1   ***                         50   3012075   0341749   865   08/01/97   08/01/98   1     132.83     132.83
FORSYTH, GA      1   ***                         50   3012075   0341749   957   08/01/97   08/01/98   1     132.83     132.83
FORSYTH, GA      1   ***                         50   3012075   2000764   201   08/01/97   08/01/98   1     211.20     211.20
FORSYTH, GA      1   ***                         50   3012075   2013809   100   11/02/96   11/02/97   1     380.00     380.00
FORSYTH, GA      1   ***                         01   3774300   2020615   200   02/08/98   02/08/99   1     520.00     520.00
FORSYTH, GA      1   ***                         01   3331688   3161588   329   02/01/97   02/01/98   1     380.00     380.00
FORSYTH, GA      1   ***                         50   3746385   9414173   200   04/07/97   04/07/98   1     380.00     380.00
FORSYTH, GA      1   ***                         01   3513240   2022494   100   08/08/97   08/08/98   1     380.00     380.00
FORSYTH, GA      1   ***                         99   3751745   9414194   200   04/10/97   04/10/98   1     380.00     380.00
FORSYTH, GA      1   ***                         51   3588068   0379210   603   02/02/98   02/02/99   1     244.20     244.20
FORSYTH, GA      1   ***                         01   3103692   2008741   100   12/04/96   12/04/97   1     175.00     175.00
FORSYTH, GA      1   ***                         02   3475526   3161745   402   09/10/97   09/10/98   1       0.00       0.00
FORSYTH, GA      1   ***                         01   3429460   0351793   601   06/15/97   06/15/98   1     190.08     190.08
FORSYTH, GA      8   ***                         87   3308736   8242883   400   12/30/97   12/30/98   1       0.00       0.00
FULTON, GA       1   ***                         53   3214266   3146302   406   06/15/97   06/15/98   1     246.67     246.67

Data as of 11/07/97                                     Page 13                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
FULTON, GA       1   ***                         52   3680238   0426742   422   11/05/97   11/05/98   1     520.00     520.00
FULTON, GA       1   ***                         01   3480869   0324237   802   12/16/97   12/16/98   1     705.00     705.00
FULTON, GA       1   ***                         50   3220823   3161872   402   06/15/97   06/15/98   1     404.25     404.25
FULTON, GA       1   ***                         01   3271724   0247892   915   02/27/97   02/27/98   1     126.56     126.56
FULTON, GA       1   ***                         50   3268438   3146403   415   07/10/97   07/10/98   1     192.90     192.90
FULTON, GA       1   ***                         54   3803769   2028078   000   04/25/97   04/25/98   1     318.00     318.00
FULTON, GA       1   ***                         87   3090167   0320895   800   12/28/97   12/28/98   1       0.00       0.00
FULTON, GA       1   ***                         85   3609938   0454616   307   07/05/97   07/05/98   1       0.00       0.00
FULTON, GA       1   ***                         38   3718650   0453860   301   10/01/97   10/01/98   1     190.00     190.00
FULTON, GA       1   ***                         01   3331677   3146390   406   06/15/97   06/15/98   1     610.00     610.00
FULTON, GA       1   ***                         50   3463866   0374898   618   12/31/97   12/31/98   1     430.00     430.00
FULTON, GA       1   ***                         01   3707720   8355277   636   04/10/97   04/10/98   1     302.63     302.63
FULTON, GA       1   ***                         50   3318117   0330923   703   10/20/97   10/20/98   1     237.50     237.50
FULTON, GA       1   ***                         50   3012086   3146363   702   06/14/97   06/14/98   1     610.00     610.00
FULTON, GA       1   ***                         50   3475593   2022446   200   06/01/97   06/01/98   1     475.00     475.00
FULTON, GA       1   ***                         01   3331688   3161588   339   02/01/97   02/01/98   1     610.00     610.00
FULTON, GA       1   ***                         54   3320943   0345468   709   08/10/97   08/10/98   1     404.25     404.25
FULTON, GA       1   ***                         01   3513240   3161658   435   11/12/97   11/12/98   1     283.80     283.80
FULTON, GA       1   ***                         01   3212978   3146307   325   09/10/96   09/10/97   1     299.00     299.00
FULTON, GA       1   ***                         54   3646436   0433775   502   02/01/98   02/01/99   1     465.30     465.30
FULTON, GA       1   ***                         01   3600049   0383560   518   03/01/97   03/01/98   1     610.00     610.00
FULTON, GA       1   ***                         87   3098778   0232104   208   01/10/98   01/10/99   1       0.00       0.00
FULTON, GA       1   ***                         50   2925677   0351712   610   09/30/97   09/30/98   1     285.45     285.45
FULTON, GA       1   ***                         32   3500792   0341746   902   01/10/98   01/10/99   1     352.50     352.50
FULTON, GA       1   ***                         32   3615113   0386162   501   09/04/97   09/04/98   1     305.00     305.00
FULTON, GA       1   ***                         50   3518395   3161821   405   12/16/97   12/16/98   1     364.80     364.80
FULTON, GA       1   ***                         50   3542075   0351789   614   03/15/97   03/15/98   1     152.50     152.50
FULTON, GA       1   ***                         50   3812084   2027009   000   09/26/97   09/26/98   1     221.12     221.12
FULTON, GA       1   ***                         50   3198779   8262398   100   01/10/98   01/10/99   1     543.00     543.00
FULTON, GA       1   ***                         02   3755051   2001751   200   06/30/97   06/30/98   1     188.10     188.10
FULTON, GA       1   ***                         01   3519758   0341694   633   07/10/97   07/10/98   1     156.68     156.68
FULTON, GA       1   ***                         53   3571383   0453856   208   07/28/96   07/28/97   1     174.12     174.12
FULTON, GA       1   ***                         01   3565748   0379272   510   07/01/97   07/01/98   1     305.00     305.00

Data as of 11/07/97                                     Page 14                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
FULTON, GA       1   ***                         37   3758218   2001659   204   08/21/97   08/21/98   1      44.55      44.55
FULTON, GA       1   ***                         50   3510690   3146420   400   06/10/97   06/10/98   1     405.00     405.00
FULTON, GA       1   ***                         50   3224573   0345482   705   08/15/97   08/15/98   1     202.12     202.12
FULTON, GA       1   ***                         50   3348990   3161699   327   08/31/97   08/31/98   1     285.45     285.45
FULTON, GA       1   ***                         50   3026551   0181538   203   05/28/97   05/28/98   1     254.22     254.22
FULTON, GA       1   ***                         50   3811786   2021209   000   09/18/97   09/18/98   1     287.50     287.50
FULTON, GA       1   ***                         01   3564183   8353720   601   06/17/97   06/17/98   1     188.19     188.19
FULTON, GA       1   ***                         01   2970864   0348990   611   04/30/97   04/30/98   1     205.88     205.88
FULTON, GA       1   ***                         53   3219861   0248564   016   01/01/97   01/01/98   1       0.00       0.00
FULTON, GA       1   ***                         53   3219861   0248564   016   01/01/97   01/01/98   1     168.19     168.19
FULTON, GA       1   ***                         50   3318117   0330923   704   06/10/97   06/10/98   1       0.00       0.00
FULTON, GA       1   ***                         50   3025967   0181533   300   02/21/98   02/21/99   1     465.00     465.00
FULTON, GA       1   ***                         53   3266735   0351843   609   04/10/97   04/10/98   1     108.90     108.90
FULTON, GA       1   ***                         50   3012075   0341749   670   08/01/97   08/01/98   1     196.35     196.35
FULTON, GA       1   ***                         50   3012075   0341749   912   08/01/97   08/01/98   1     142.73     142.73
FULTON, GA       1   ***                         50   3012075   0341749   925   08/01/97   08/01/98   1     405.00     405.00
FULTON, GA       1   ***                         50   3012075   2000711   202   08/01/97   08/01/98   1     188.10     188.10
FULTON, GA       1   ***                         01   3517363   0345474   716   10/01/97   10/01/98   1      92.00      92.00
FULTON, GA       1   ***                         50   3144237   0358130   601   05/14/97   05/14/98   1     188.10     188.10
FULTON, GA       1   ***                         50   3583063   0374671   603   11/10/97   11/10/98   1     141.90     141.90
FULTON, GA       1   ***                         50   3396814   0291044   003   09/12/97   09/12/98   1     123.34     123.34
FULTON, GA       1   ***                         01   3019988   0181514   158   05/10/97   05/10/98   1     305.00     305.00
FULTON, GA       1   ***                         51   3589560   0379219   608   02/23/98   02/23/99   1     465.00     465.00
FULTON, GA       1   ***                         99   3751745   9414194   201   04/10/97   04/10/98   1     360.00     360.00
FULTON, GA       1   ***                         01   3103692   0227047   123   03/10/97   03/10/98   1     226.25     226.25
FULTON, GA       1   ***                         10   3618224   0395886   524   07/29/97   07/06/98   1       0.00       0.00
FULTON, GA       1   ***                         02   3475526   3161745   512   09/10/97   09/10/98   1       0.00       0.00
FULTON, GA       1   ***                         50   3388901   0310773   801   10/25/97   10/25/98   1     232.65     232.65
FULTON, GA       1   ***                         01   3429460   3161813   406   06/15/97   06/15/98   1     169.29     169.29
FULTON, GA       1   ***                         87   3098778   0232104   208   01/10/98   01/10/99   1       0.00       0.00
FULTON, GA       1   ***                         32   3500792   0341746   902   01/10/98   01/10/99   1     352.50     352.50
FULTON, GA       1   ***                         32   3615113   0386162   501   09/04/97   09/04/98   1     305.00     305.00
FULTON, GA       1   ***                         50   3542075   0351789   614   03/15/97   03/15/98   1     152.50     152.50

Data as of 11/07/97                                     Page 15                                                       11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
FULTON, GA       1   ***                         01   3519758   0341694   633   071/0/97   071/0/98   1     156.68     156.68
FULTON, GA       1   ***                         53   3571383   0453865   200   07/28/96   07/28/97   1       0.00       0.00
FULTON, GA       1   ***                         50   2304924   3161571   402   05/10/97   05/10/98   1     315.15     315.15
FULTON, GA       1   ***                         50   3259865   2028115   002   06/16/97   06/16/98   1     245.98     245.98
FULTON, GA       1   ***                         01   3565748   0379272   510   07/01/97   07/01/98   1     305.00     305.00
FULTON, GA       1   ***                         37   3758218   2001659   204   08/21/97   08/21/98   1      44.55      44.55
FULTON, GA       1   ***                         52   3679843   0426737   409   08/26/97   08/26/98   1     285.45     285.45
FULTON, GA       1   ***                         51   3778449   2022323   100   04/03/97   04/03/98   1     326.66     326.66
FULTON, GA       1   ***                         50   3224573   0345482   705   08/15/97   08/15/98   1     202.13     202.13
FULTON, GA       1   ***                         50   3026551   0181538   204   08/29/97   08/29/98   1     259.50     259.50
FULTON, GA       1   ***                         01   2970864   0348990   611   04/30/97   04/30/98   1     205.88     205.88
FULTON, GA       1   ***                         53   3219861   0248564   016   01/01/97   01/01/98   1       0.00       0.00
FULTON, GA       1   ***                         53   3219861   0248564   016   01/01/97   01/01/98   1     168.19     168.19
FULTON, GA       1   ***                         50   3318117   0330923   704   06/10/97   06/10/98   1       0.00       0.00
FULTON, GA       1   ***                         53   3266735   0351843   609   04/10/97   04/10/98   1     108.90     108.90
FULTON, GA       1   ***                         50   3012075   0341749   670   08/01/97   08/01/98   1     196.35     196.35
FULTON, GA       1   ***                         01   3517363   0345474   716   10/01/97   10/01/98   1      97.75      97.75
FULTON, GA       1   ***                         50   3583063   0374671   603   11/10/97   11/10/98   1     141.90     141.90
FULTON, GA       1   ***                         50   3396814   0291044   003   09/12/97   09/12/98   1     123.34     123.34
FULTON, GA       1   ***                         01   3019988   0181514   158   05/10/97   05/10/98   1     305.00     305.00
FULTON, GA       1   ***                         10   3618224   0395886   524   07/29/97   07/06/98   1       0.00       0.00
FULTON, GA       1   ***                         50   3388901   0310773   801   10/25/97   10/25/98   1     232.65     232.65
FULTON, GA       2   ***                         99   3091641   0242866   100   12/28/97   12/28/98   1       0.00       0.00
FULTON, GA       4   ***                         38   3313101   2001040   100   07/22/97   07/22/98   1       0.00       0.00
FULTON, GA       4   ***                         38   3313101   2001040   100   07/22/97   07/22/98   1       0.00       0.00
FULTON, GA       5   ***                         87   3308736   8242865   100   12/30/97   12/30/98   1       0.00       0.00
GWINNETT, GA     1   ***                         87   3098778   0232104   209   01/10/98   01/10/99   1       0.00       0.00
GWINNETT, GA     1   ***                         53   3214266   3146302   409   06/15/97   06/15/98   1     169.12     169.12
GWINNETT, GA     1   ***                         01   3584886   0379201   404   06/10/97   06/10/98   1     405.00     405.00
GWINNETT, GA     1   ***                         50   3504581   0341883   701   06/13/97   06/13/98   1     256.25     256.25
GWINNETT, GA     1   ***                         01   3674462   2001643   200   07/09/97   07/09/98   1     405.00     405.00
GWINNETT, GA     1   ***                         52   3680238   2022338   100   05/31/97   05/31/98   1     405.00     405.00
GWINNETT, GA     1   ***                         01   3480869   0438768   508   12/16/97   12/16/98   1     465.00     465.00

Data as of 11/07/97                                     Page 16                                                      11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.         Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                     TOT. SALE
                                                CUST    CUST#    CON.#           EFFEC.     ANNIV.  LEASE  PRODUCT   AMT. FL/GA
  COUNTY NAME   QTY         CUSTOMER NAME       TYPE                              DATE       DATE   #YRS    PRICE     C&I ONLY
GWINNETT, GA     1   ***                         01   3500758   0341867   701   07/16/97   07/16/98   1     189.55     189.55
GWINNETT, GA     1   ***                         50   3542075   0351789   618   03/15/97   03/15/98   1     202.50     202.50
GWINNETT, GA     1   ***                         50   3482636   0324075   702   02/15/97   02/15/98   1     405.00     405.00
GWINNETT, GA     1   ***                         01   3519758   0341694   624   07/10/97   07/10/98   1     218.76     218.76
GWINNETT, GA     1   ***                         54   3792401   2030389   100   10/23/97   10/23/98   1     274.54     274.54
GWINNETT, GA     1   ***                         53   3571383   0453856   211   07/28/96   07/28/97   1     156.62     156.62
GWINNETT, GA     1   ***                         50   3127694   0230026   102   07/03/97   07/03/98   1     405.00     405.00
GWINNETT, GA     1   ***                         51   3795013   2018643   100   11/26/97   11/26/98   1     550.00     550.00
GWINNETT, GA     1   ***                         51   3713622   0461640   300   06/06/97   06/06/98   1     405.00     405.00
GWINNETT, GA     1   ***                         01   3271724   0247892   916   02/27/97   02/27/98   1     102.94     102.94
GWINNETT, GA     1   ***                         50   3268438   3146403   424   07/10/97   07/10/98   1     132.90     132.90
GWINNETT, GA     1   ***                         87   3090167   0271334   100   12/28/97   12/28/98   1       0.00       0.00
GWINNETT, GA     1   ***                         86   3609938   0461616   308   07/05/97   07/05/98   1       0.00       0.00
GWINNETT, GA     1   ***                         99   0038841   0242864   100   12/28/97   12/28/98   1       0.00       0.00
GWINNETT, GA     1   ***                         50   3453232   0311030   809   10/21/97   10/21/98   1       0.00       0.00
GWINNETT, GA     1   ***                         01   3565748   0379272   601   07/01/97   07/01/98   1     256.25     256.25
GWINNETT, GA     1   ***                         44   3577426   3161641   406   03/10/97   03/10/98   1     405.00     405.00
GWINNETT, GA     1   ***                         37   3758218   2001659   301   10/19/97   10/19/98   1      62.10      62.10
GWINNETT, GA     1   ***                         38   3200894   3071759   304   07/28/97   07/28/98   1       0.00       0.00
GWINNETT, GA     1   ***                         02   3562558   0353670   601   05/29/97   05/29/98   1     285.45     285.45
GWINNETT, GA     1   ***                         51   3610039   0395837   500   05/07/97   05/07/98   1     405.00     405.00
GWINNETT, GA     1   ***                         50   2999632   0213788   304   11/21/97   11/21/98   1     328.35     328.35
GWINNETT, GA     1   ***                         50   3224573   0345482   716   08/15/97   08/15/98   1     285.45     285.45
GWINNETT, GA     1   ***                         51   3654433   0435417   506   02/23/98   02/23/99   1     328.35     328.35
GWINNETT, GA     1   ***                         01   3615089   0386062   501   06/11/97   06/11/98   1     256.25     256.25
GWINNETT, GA     1   ***                         01   3331677   3146390   405   06/15/97   06/15/98   1     405.00     405.00
GWINNETT, GA     1   ***                         50   3348990   0206516   203   08/31/97   08/31/98   1     285.45     285.45
GWINNETT, GA     1   ***                         50   3463866   0374898   613   12/31/97   12/31/98   1     295.00     295.00
GWINNETT, GA     1   ***                         50   3026551   0341682   715   05/28/97   05/28/98   1     328.23     328.23
GWINNETT, GA     1   ***                         50   3811786   2021209   001   09/18/97   09/18/98   1     287.50     287.50
GWINNETT, GA     1   ***                         01   3707720   8355277   635   04/10/97   04/10/98   1     212.76     212.76
GWINNETT, GA     1   ***                         01   2970864   0348990   612   04/30/97   04/30/98   1     185.55     185.55
GWINNETT, GA     1   ***                         01   3539938   0355268   609   09/15/97   09/15/98   1     256.25     256.25

Data as of 11/07/97                                     Page 17                                                      11/20/97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                        TOT. SALE
COUNTRY NAME   QTY        CUSTOMER NAME    CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE       PRODUCT     AMT,FL/GA
                                           TYPE                          DATE      DATE          #YRS         PRICE     C&I ONLY
GWINNETT, GA    1  ***                      53  3219861  0248564  017  01/01/97  01/01/98          1           0.00        0.00
GWINNETT, GA    1  ***                      53  3219861  0248564  017  01/01/97  01/01/98          1         230.63      230.63
GWINNETT, GA    1  ***                      50  3318117  0330923  711  11/04/97  11/04/98          1         237.50      237.50
GWINNETT, GA    1  ***                      50  3318117  0330923  715  06/10/97  06/10/98          1           0.00        0.00
GWINNETT, GA    1  ***                      50  3012086  3146369  408  06/14/97  06/14/98          1         405.00      405.00
GWINNETT, GA    1  ***                      50  3475593  2022446  103  04/03/97  04/03/98          1         403.75      403.75
GWINNETT, GA    1  ***                      53  3266735  0271825  001  10/10/97  10/10/98          1         169.13      169.13
GWINNETT, GA    1  ***                      50  3012075  0341749  864  08/01/97  08/01/98          1         169.13      169.13
GWINNETT, GA    1  ***                      50  3012075  0341749  919  08/01/97  08/01/98          1         169.13      169.13
GWINNETT, GA    1  ***                      50  3012075  0341749  951  08/01/97  08/01/98          1         285.45      285.45
GWINNETT, GA    1  ***                      50  3537729  0349633  608  08/01/97  08/01/98          1         285.45      285.45
GWINNETT, GA    1  ***                      50  3110300  0374613  601  08/20/97  08/20/98          1         256.25      256.25
GWINNETT, GA    1  ***                      01  3517363  0345474  712  10/14/97  10/14/98          1         133.93      133.93
GWINNETT, GA    1  ***                      01  3525298  3161606  402  06/25/97  06/25/98          1         169.13      169.13
GWINNETT, GA    1  ***                      01  3331688  3161588  338  02/01/97  02/01/98          1         405.00      405.00
GWINNETT, GA    1  ***                      50  3748026  2022464  101  05/24/97  05/24/98          1         475.00      475.00
GWINNETT, GA    1  ***                      50  3375932  3161826  402  05/28/97  05/28/98          1         405.00      405.00
GWINNETT, GA    1  ***                      02  3774744  2008089  101  10/10/97  10/10/98          1         170.00      170.00
GWINNETT, GA    1  ***                      50  3590210  0379218  602  02/15/98  02/15/99          1         328.35      328.35
GWINNETT, GA    1  ***                      50  3590221  0379217  602  02/15/98  02/15/99          1         328.35      328.35
GWINNETT, GA    1  ***                      01  3513240  3161658  436  11/12/97  11/12/98          1         194.70      194.70
GWINNETT, GA    1  ***                      01  3212978  3146307  326  09/10/96  09/10/97          1         205.00      205.00
GWINNETT, GA    1  ***                      51  3805389  2017755  000  05/21/97  05/21/98          1         475.00      475.00
GWINNETT, GA    1  ***                      50  3396814  0341720  802  09/12/97  09/12/98          1         256.25      256.25
GWINNETT, GA    1  ***                      54  3646436  2008629  200  08/02/97  08/02/98          1         405.00      405.00
GWINNETT, GA    1  ***                      51  3589560  0379219  607  02/23/98  02/23/99          1         465.00      465.00
GWINNETT, GA    1  ***                      51  3744468  9415765  200  05/01/97  05/01/98          1         285.45      285.45
GWINNETT, GA    1  ***                      50  3751262  2001702  200  08/23/97  08/23/98          1         256.25      256.25
GWINNETT, GA    1  ***                      51  3588068  0379210  602  02/10/98  02/10/99          1         328.35      328.35
GWINNETT, GA    1  ***                      01  3103692  0227047  325  03/10/97  03/10/98          1         221.25      221.25
GWINNETT, GA    1  ***                      12  3812985  2027006  002  10/08/97  10/08/98          1         216.11      216.11
GWINNETT, GA    1  ***                      01  3600049  0383560  519  03/01/97  03/01/98          1         405.00      405.00
GWINNETT, GA    1  ***                      51  3796687  2028067  100  06/27/97  06/27/98          1         475.00      475.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                        TOT. SALE
COUNTRY NAME   QTY        CUSTOMER NAME    CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE       PRODUCT     AMT,FL/GA
                                           TYPE                          DATE      DATE          #YRS         PRICE     C&I ONLY
GWINNETT, GA    1  ***                      02  3475526  3161745  505  09/10/97  09/10/98          1           0.00        0.00
GWINNETT, GA    1  ***                      01  3429460  3146377  405  06/15/97  06/15/98          1         230.61      230.61
GWINNETT, GA    5  ***                      87  3308736  8242864  100  12/30/97  12/30/98          1           0.00        0.00
GWINNETT, GA    8  ***                      38  3200894  3071759  500  06/10/97  06/10/98          1           0.00        0.00
HALL, GA        1  ***                      87  3098778  0232104  210  01/10/98  01/10/99          1           0.00        0.00
HALL, GA        1  ***                      53  3214266  3146302  412  06/15/97  06/15/98          1         211.20      211.20
HALL, GA        1  ***                      51  3795013  2028063  000  03/18/97  03/18/98          1         251.75      251.75
HALL, GA        1  ***                      87  3090167  0320898  800  12/28/97  12/28/98          1           0.00        0.00
HALL, GA        1  ***                      99  0038841  9410090  100  05/24/97  05/24/98          1           0.00        0.00
HALL, GA        1  ***                      99  3091641  0242863  100  12/28/97  12/28/98          1           0.00        0.00
HALL, GA        1  ***                      44  3577426  3161641  407  03/10/97  03/10/98          1         380.00      380.00
HALL, GA        1  ***                      37  3758218  2001659  209  08/21/97  08/21/98          1         145.20      145.20
HALL, GA        1  ***                      10  3783870  2018685  100  06/13/97  06/13/98          1         150.15      150.15
HALL, GA        1  ***                      50  2321325  0302129  704  04/03/97  04/03/98          1         211.20      211.20
HALL, GA        1  ***                      50  3224573  2001797  201  07/27/97  07/27/98          1         211.20      211.20
HALL, GA        1  ***                      51  3654433  2017753  000  04/23/97  04/23/98          1         288.00      288.00
HALL, GA        1  ***                      01  3539938  0355268  620  09/15/97  09/15/98          1         211.20      211.20
HALL, GA        1  ***                      53  3219861  0248564  923  01/01/97  01/01/98          1           0.00        0.00
HALL, GA        1  ***                      53  3219861  0248564  923  01/01/97  01/01/98          1         181.12      181.12
HALL, GA        1  ***                      50  3012086  2022339  100  06/14/97  06/14/98          1         380.00      380.00
HALL, GA        1  ***                      53  3266735  0351843  611  04/10/97  04/10/98          1         117.98      117.98
HALL, GA        1  ***                      50  3012075  0341749  914  08/01/97  08/01/98          1         380.00      380.00
HALL, GA        1  ***                      50  3012075  0341749  943  08/01/97  08/01/98          1         211.20      211.20
HALL, GA        1  ***                      50  3012075  0341749  958  08/01/97  08/01/98          1         211.20      211.20
HALL, GA        1  ***                      50  3537729  0349633  607  08/01/97  08/01/98          1         202.50      202.50
HALL, GA        1  ***                      01  3331688  3161588  331  02/01/97  02/01/98          1         380.00      380.00
HALL, GA        1  ***                      02  3774744  2008090  200  02/15/98  02/15/99          1         244.20      244.20
HALL, GA        1  ***                      50  3751262  2001702  201  05/23/97  05/23/98          1         132.83      132.83
HALL, GA        1  ***                      50  3751273  2001703  201  05/30/97  05/30/98          1          87.63       87.63
HALL, GA        1  ***                      01  3429460  3146377  501  06/15/97  06/15/98          1         190.08      190.08
HALL, GA        4  ***                      38  3347607  8152111  400  07/28/97  07/28/98          1           0.00        0.00
HALL, GA        8  ***                      87  3308736  8242863  100  12/30/97  12/30/98          1           0.00        0.00
HENRY, GA       1  ***                      53  3214266  0302431  805  06/19/97  06/19/98          1         380.00      380.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                        TOT. SALE
COUNTRY NAME      QTY     CUSTOMER NAME    CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE       PRODUCT     AMT,FL/GA
                                           TYPE                          DATE      DATE          #YRS         PRICE     C&I ONLY
HENRY, GA          1  ***                   50  3808870  2050023  000  07/21/97  07/21/98         1          237.60      237.60
HENRY, GA          1  ***                   01  3271724  0438774  402  02/27/97  02/27/98         1           96.00       96.00
HENRY, GA          1  ***                   87  3090167  0320899  800  12/28/97  12/28/98         1            0.00        0.00
HENRY, GA          1  ***                   99  0038841  0031247  202  01/19/98  01/19/99         1            0.00        0.00
HENRY, GA          1  ***                   50  3259865  2028115  003  06/16/97  06/16/98         1          233.10      233.10
HENRY, GA          1  ***                   52  3679843  2008631  200  08/26/97  08/26/98         1          211.20      211.20
HENRY, GA          1  ***                   01  3218927  0353661  504  11/06/97  11/06/98         1          440.00      440.00
HENRY, GA          1  ***                   53  3219861  0248564  925  01/01/97  01/01/98         1            0.00        0.00
HENRY, GA          1  ***                   53  3219861  0248564  925  01/01/97  01/01/98         1          201.38      201.38
HENRY, GA          1  ***                   50  3488261  0351796  604  03/10/97  03/10/98         1          120.75      120.75
HENRY, GA          1  ***                   01  3019988  0181514  005  08/15/97  08/15/98         1          380.00      380.00
HENRY, GA          8  ***                   87  3308736  0150895  500  11/30/97  11/30/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   01  3409664  0302309  802  04/10/97  04/10/98         1          449.50      449.50
HILLSBOROUGH, FL   1  ***                   01  2327006  2015993  101  02/13/97  02/13/98         1          702.00      702.00
HILLSBOROUGH, FL   1  ***                   50  2103895  2130772  301  05/10/96  05/10/97         1          680.00      680.00
HILLSBOROUGH, FL   1  ***                   01  3614651  0409315  502  10/01/97  10/01/98         1          465.00      465.00
HILLSBOROUGH, FL   1  ***                   01  2814267  2156386  303  05/10/97  05/10/98         1          685.00      685.00
HILLSBOROUGH, FL   1  ***                   50  2174516  2125072  403  03/14/97  03/14/98         1          780.00      780.00
HILLSBOROUGH, FL   1  ***                   87  3613103  0220264  100  04/15/97  04/15/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   01  3229963  0251165  001  04/10/97  04/10/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   01  3229963  2028139  000  03/10/97  03/10/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   87  3090167  0258778  600  08/07/97  08/07/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   99  0038841  0300077  101  12/05/97  12/05/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   37  3014600  0207125  300  09/30/97  09/30/98         1            0.00        0.00
HILLSBOROUGH, FL   1  ***                   53  2016539  2130450  702  01/30/98  01/30/99         1          797.97      797.97
HILLSBOROUGH, FL   1  ***                   01  3729595  0459312  302  01/01/98  01/01/99         1          785.00      785.00
HILLSBOROUGH, FL   1  ***                   38  2133380  2130413  401  12/10/96  12/10/97         1          678.75      678.75
HILLSBOROUGH, FL   1  ***                   01  2227533  2160774  502  12/10/97  12/10/98         1          654.00      654.00
HILLSBOROUGH, FL   1  ***                   01  3472464  0323542  801  08/10/97  08/10/98         1          780.00      780.00
HILLSBOROUGH, FL   1  ***                   01  2943534  0213602  203  06/10/97  06/10/98         1          780.00      780.00
HILLSBOROUGH, FL   1  ***                   01  3120783  0211713  303  06/10/97  06/10/98         1          780.00      780.00
HILLSBOROUGH, FL   1  ***                   01  3774711  2026766  101  09/12/97  09/12/98         1          780.00      780.00
HILLSBOROUGH, FL   1  ***                   50  3030022  2018269  200  02/21/98  02/21/99         1         1325.00     1325.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                        TOT. SALE
COUNTRY           QTY     CUSTOMER NAME    CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE       PRODUCT     AMT,FL/GA
 NAME                                      TYPE                          DATE      DATE          #YRS         PRICE     C&I ONLY
HILLSBOROUGH, FL   1  ***                   01  3455564  0323476  801  05/01/97  05/01/98         1          788.00      788.00
HILLSBOROUGH, FL   4  ***                   38  3151435  0232699  200  07/14/97  07/14/98         1            0.00        0.00
HILLSBOROUGH, FL   8  ***                   87  3308736  8271269  100  12/30/97  12/30/98         1            0.00        0.00
ORANGE, FL         1  ***                   01  2124016  2146280  402  09/30/97  09/30/98         1            0.00        0.00
ORANGE, FL         1  ***                   01  3707753  0452612  306  04/12/97  04/12/98         1          760.00      760.00
ORANGE, FL         1  ***                   50  2246660  0166425  302  07/10/96  07/10/97         1            0.00        0.00
ORANGE, FL         1  ***                   01  2281193  0219404  002  12/10/96  12/10/97         1          615.00      615.00
ORANGE, FL         1  ***                   01  2525859  0277343  701  12/01/96  12/01/97         1            0.00        0.00
ORANGE, FL         1  ***                   14  2524650  2166168  400  06/10/97  06/10/98         1          825.11      825.11
ORANGE, FL         1  ***                   01  2782298  0166396  403  10/10/97  10/10/98         1          683.75      683.75
ORANGE, FL         1  ***                   12  2972778  0211755  301  01/10/98  01/10/99         1          694.00      694.00
ORANGE, FL         1  ***                   01  2743297  0166486  401  09/10/97  09/10/98         1          361.35      361.35
ORANGE, FL         1  ***                   87  3613103  0186716  100  12/28/97  12/28/98         1            0.00        0.00
ORANGE, FL         1  ***                   87  3090167  0284988  900  12/28/97  12/28/98         1            0.00        0.00
ORANGE, FL         1  ***                   99  0038841  0271275  300  12/28/97  12/28/98         1            0.00        0.00
ORANGE, FL         1  ***                   43  3676334  0189884  402  03/01/97  03/01/98         1          531.25      531.25
ORANGE, FL         1  ***                   37  3014600  2160342  500  10/30/97  10/30/98         1            0.00        0.00
ORANGE, FL         1  ***                   37  2462851  0334219  701  03/10/97  03/10/98         1          760.00      760.00
ORANGE, FL         1  ***                   01  2222754  0251195  001  06/15/97  06/15/98         1          760.00      760.00
ORANGE, FL         1  ***                   19  2300535  2166016  405  02/10/97  02/10/98         1            0.00        0.00
ORANGE, FL         1  ***                   68  2255435  0358245  603  08/10/97  08/10/98         1          507.37      507.37
ORANGE, FL         1  ***                   01  2002419  2166143  504  06/10/97  06/10/98         1          380.00      380.00
ORANGE, FL         1  ***                   01  2011985  2166158  302  11/10/96  11/10/97         1          507.40      507.40
ORANGE, FL         1  ***                   01  3807695  2017783  000  06/30/97  06/30/98         1          817.00      817.00
ORANGE, FL         1  ***                   50  3342811  0208136  201  04/10/97  04/10/98         1          825.00      825.00
ORANGE, FL         1  ***                   01  2778633  0166475  402  09/10/97  09/10/98         1          760.00      760.00
ORANGE, FL         1  ***                   02  3388923  8278680  801  01/10/97  01/10/98         1            0.00        0.00
ORANGE, FL         1  ***                   54  2236904  0462048  203  02/16/97  02/16/98         1          760.00      760.00
ORANGE, FL         1      TRAMMELL CROW     50  3627303  8433820  503  08/30/97  08/30/98         1          760.00      760.00
                          COMPANY
ORANGE, FL         7  ***                   87  3308736  8271275  100  12/30/97  12/30/98         1            0.00        0.00
PALM BEACH, FL     1  ***                   01  2337799  2123381  402  04/10/97  04/10/98         1          784.57      784.57
PALM BEACH, FL     1  ***                   01  2989020  0175906  300  08/10/97  08/10/98         1          784.57      784.57
PALM BEACH, FL     1  ***                   01  2012003  0462283  300  08/10/97  08/10/98         2          810.00     1620.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                        TOT. SALE
COUNTRY           QTY     CUSTOMER NAME          CUST  CUST#    CON.#         EFFEC.    ANNIV     LEASE     PRODUCT     AMT,FL/GA
 NAME                                            TYPE                          DATE      DATE      #YRS       PRICE     C&I ONLY
PALM BEACH, FL     1  ***                         54  2213082  0187409  408  05/10/97  05/10/98     1       1395.00     1395.00
PALM BEACH, FL     1  ***                         01  2255727  2179313  400  05/01/97  05/01/98     1        784.58      784.58
PALM BEACH, FL     1  ***                         01  2300728  2151658  400  03/10/97  03/10/98     1        780.64      780.64
PALM BEACH, FL     1  ***                         01  2124016  2146279  401  04/01/97  04/01/98     1        523.05      523.05
PALM BEACH, FL     1  ***                         01  3192694  2020690  202  11/30/97  11/30/98     1       1260.00     1260.00
PALM BEACH, FL     1  ***                         01  3449718  2002174  001  04/10/97  04/10/98     1       1095.00     1095.00
PALM BEACH, FL     1  ***                         01  3576629  0375362  606  10/10/97  10/10/98     1        846.00      846.00
PALM BEACH, FL     1      CUSHMAN & WAKEFIELD     51  3147416  8321927  801  01/10/98  01/10/99     1       1262.00     1262.00
                          OF FLORIDA INC
PALM BEACH, FL     1  ***                         87  3613103  0220272  100  04/28/97  04/28/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         01  3616345  0408846  603  12/10/97  12/10/98     1        445.00      445.00
PALM BEACH, FL     1  ***                         87  3090167  0271317  100  12/28/97  12/28/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         99  0038841  0271272  101  12/28/97  12/28/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         01  2773504  0187423  402  08/10/97  08/10/98     1        392.29      392.29
PALM BEACH, FL     1  ***                         37  3014600  0179053  400  05/07/97  05/07/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         37  3673115  0445335  401  07/01/97  07/01/98     1       1061.00     1061.00
PALM BEACH, FL     1  ***                         53  2308416  2123376  402  05/05/97  05/05/98     1        413.34      413.34
PALM BEACH, FL     1  ***                         01  3756964  2007364  202  08/01/97  08/01/98     1        480.00      480.00
PALM BEACH, FL     1  ***                         01  2210201  0263980  001  08/17/97  08/17/98     1        392.29      392.29
PALM BEACH, FL     1  ***                         01  3026283  8182450  203  02/28/97  02/28/98     1       1340.00     1340.00
PALM BEACH, FL     1  ***                         01  3681790  0503384  303  08/28/96  08/28/97     1          0.00        0.00
PALM BEACH, FL     1  ***                         50  2003540  2179302  401  05/01/97  05/01/98     1        695.00      695.00
PALM BEACH, FL     1  ***                         50  2952051  0205845  302  11/10/97  11/10/98     1        978.65      978.65
PALM BEACH, FL     1  ***                         38  2709594  2015790  102  10/28/97  10/28/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         01  2743938  2190126  402  05/19/97  05/19/98     1       1095.00     1095.00
PALM BEACH, FL     1  ***                         51  3805068  2017709  001  06/30/97  06/30/98     1       1115.00     1115.00
PALM BEACH, FL     1  ***                         01  2264402  0187465  401  06/10/97  06/10/98     1       1091.00     1091.00
PALM BEACH, FL     1  ***                         01  2014881  2084351  301  04/25/97  04/25/98     1        694.20      694.20
PALM BEACH, FL     1  ***                         50  2162537  2002360  201  04/10/97  04/10/98     1       1095.00     1095.00
PALM BEACH, FL     1  ***                         01  3722516  0386331  401  04/10/97  04/10/98     1       1095.00     1095.00
PALM BEACH, FL     1  ***                         61  2309844  0176513  301  11/29/97  11/29/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         01  3752427  2007221  203  06/30/97  06/30/98     1          0.00        0.00
PALM BEACH, FL     1  ***                         01  2795395  2017695  000  05/05/97  05/05/98     1       1095.00     1095.00
PALM BEACH, FL     8  ***                         87  3308736  8271272  100  12/30/97  12/30/98     1          0.00        0.00

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    Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                       TOT. SALE
COUNTRY NAME      QTY     CUSTOMER NAME    CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE      PRODUCT     AMT,FL/GA
                                           TYPE                          DATE      DATE          #YRS        PRICE     C&I ONLY
PINELLAS, FL       1  ***                   01  3409664  0304072  802  04/10/97  04/10/98         1         437.29      437.29
PINELLAS, FL       1  ***                   50  2-74516  0208134  203  03/14/97  03/14/98         1         780.00      780.00
PINELLAS, FL       1  ***                   87  3613103  0949020  300  12/28/97  12/28/98         1           0.00        0.00
PINELLAS, FL       1  ***                   01  3229963  2028139  001  03/10/97  03/10/98         1           0.00        0.00
PINELLAS, FL       1  ***                   50  3031238  0213657  001  01/10/96  01/10/97         1           0.00        0.00
PINELLAS, FL       1  ***                   87  3090167  0271318  100  12/28/97  12/28/98         1           0.00        0.00
PINELLAS, FL       1  ***                   99  0038841  0271276  001  05/21/97  05/21/98         1           0.00        0.00
PINELLAS, FL       1  ***                   43  3676334  0189887  402  03/01/97  03/01/98         1         658.75      658.75
PINELLAS, FL       1  ***                   37  3014600  0187527  300  08/27/97  08/27/98         1           0.00        0.00
PINELLAS, FL       1  ***                   01  2-24083  0187305  503  12/10/97  12/10/98         1        1345.00     1345.00
PINELLAS, FL       1  ***                   50  3776654  2018317  100  03/12/97  03/12/98         1        1030.73     1030.73
PINELLAS, FL       1  ***                   53  2016539  0226857  403  01/30/98  01/30/99         1         523.20      523.20
PINELLAS, FL       1  ***                   01  3729595  0459311  402  01/01/98  01/01/99         1         980.00      980.00
PINELLAS, FL       1  ***                   38  2811194  8160371  300  04/28/97  04/28/98         1           0.00        0.00
PINELLAS, FL       1  ***                   01  3-20783  0322393  701  06/10/97  06/10/98         1        1170.00     1170.00
PINELLAS, FL       1  ***                   50  3030022  2018268  100  02/21/97  02/21/98         1         721.50      721.50
PINELLAS, FL       1  ***                   01  2958732  0213317  301  05/10/97  05/10/98         1        1170.00     1170.00
PINELLAS, FL       8  ***                   87  3308736  8271276  100  12/30/97  12/30/98         1           0.00        0.00
ROCKDALE, GA       1  ***                   87  3098778  0232104  211  01/10/98  01/10/99         1           0.00        0.00
ROCKDALE, GA       1  ***                   50  3490994  0461639  301  06/06/97  06/06/98         1         201.25      201.25
ROCKDALE, GA       1  ***                   53  3214266  0248316  001  06/15/97  06/15/98         1         105.60      105.60
ROCKDALE, GA       1  ***                   50  3121458  0441571  401  05/20/97  05/20/98         1         380.00      380.00
ROCKDALE, GA       1  ***                   01  3271724  0341687  602  02/27/97  02/27/98         1          78.19       78.19
ROCKDALE, GA       1  ***                   87  3090167  0320816  800  12/28/97  12/28/98         1           0.00        0.00
ROCKDALE, GA       1  ***                   99  0038841  0271251  100  12/28/97  12/28/98         1           0.00        0.00
ROCKDALE, GA       1  ***                   37  3758218  2001659  210  08/21/97  08/21/98         1          91.80       91.80
ROCKDALE, GA       1  ***                   50  3348990  3161699  414  08/31/97  08/31/98         1         211.20      211.20
ROCKDALE, GA       1  ***                   01  3707720  8355277  639  04/10/97  04/10/98         1         163.01      163.01
ROCKDALE, GA       1  ***                   50  2966854  0341645  600  06/01/97  06/01/98         1         132.83      132.83
ROCKDALE, GA       1  ***                   53  3219861  0248564  924  01/01/97  01/01/98         1           0.00        0.00
ROCKDALE, GA       1  ***                   53  3219861  0248564  924  01/01/97  01/01/98         1         181.12      181.12
ROCKDALE, GA       1  ***                   50  3318117  0435487  403  06/10/97  06/10/98         1           0.00        0.00
ROCKDALE, GA       1  ***                   53  3266735  0351843  513  08/10/97  08/10/98         1         132.83      132.83

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    Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                       TOT. SALE
COUNTRY NAME      QTY     CUSTOMER NAME    CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE      PRODUCT     AMT,FL/GA
                                           TYPE                          DATE      DATE          #YRS        PRICE     C&I ONLY
ROCKDALE, GA       1  ***                   50  3012075  0341749  959  08/01/97  08/01/98         1         211.20      211.20
ROCKDALE, GA       1  ***                   54  3265697  0271849  004  08/21/97  08/21/98         1         201.25      201.25
ROCKDALE, GA       1  ***                   01  3331688  3161588  328  02/01/97  02/01/98         1         380.00      380.00
ROCKDALE, GA       1  ***                   01  3513240  2017747  000  05/05/97  05/05/98         1         211.20      211.20
ROCKDALE, GA       1  ***                   01  3768208  2008785  201  12/14/97  12/14/98         1         268.33      268.33
ROCKDALE, GA       8  ***                   87  3308736  8271251  100  12/30/97  12/30/98         1           0.00        0.00
SARASOTA, FL       1  ***                   87  3613103  0220309  100  03/03/97  03/03/98         1           0.00        0.00
SARASOTA, FL       1  ***                   87  3090167  8258775  700  08/07/97  08/07/98         1           0.00        0.00
SARASOTA, FL       1  ***                   99  0038841  0271278  100  12/05/97  12/05/98         1           0.00        0.00
SARASOTA, FL       1  ***                   37  3014600  0207003  300  09/30/97  09/30/98         1           0.00        0.00
SARASOTA, FL       1  ***                   37  2518608  0277531  901  07/01/97  07/01/98         1         498.33      498.33
SARASOTA, FL       1  ***                   01  2904762  0187110  405  01/10/98  01/10/99         1        1650.00     1650.00
SARASOTA, FL       1  ***                   01  2809562  0187630  304  02/25/97  02/25/98         1         260.10      260.10
SARASOTA, FL       1  ***                   53  2309233  2151773  402  05/10/97  05/10/98         1           0.00        0.00
SARASOTA, FL       1  ***                   01  2762195  2152231  402  03/10/97  03/10/98         1        1060.00     1060.00
SARASOTA, FL       2  ***                   38  2309589  0179092  300  09/30/97  09/30/98         1           0.00        0.00
SARASOTA, FL       7  ***                   87  3308736  8271278  100  12/30/97  12/30/98         1           0.00        0.00
SEMINOLE, FL       1  ***                   01  2124016  2146276  402  03/01/97  03/01/98         1         760.00      760.00
SEMINOLE, FL       1  ***                   01  3707753  0452612  207  03/20/97  03/20/98         1         855.00      855.00
SEMINOLE, FL       1  ***                   01  3611447  2028502  101  07/30/97  07/30/98         1           0.00        0.00
SEMINOLE, FL       1  ***                   01  2281193  0358762  603  08/10/97  08/10/98         1         760.00      760.00
SEMINOLE, FL       1  ***                   54  3575860  0375272  502  05/03/97  05/03/98         1         760.00      760.00
SEMINOLE, FL       1  ***                   01  2525859  0277344  801  11/17/96  11/17/97         1           0.00        0.00
SEMINOLE, FL       1  ***                   14  2524650  2166169  400  06/10/97  06/10/98         1         442.50      442.50
SEMINOLE, FL       1  ***                   01  2782298  0166395  403  10/10/97  10/10/98         1         875.00      875.00
SEMINOLE, FL       1  ***                   12  2972778  0211710  201  11/10/97  11/10/98         1         389.40      389.40
SEMINOLE, FL       1  ***                   01  2743297  0166487  401  09/10/97  09/10/98         1         389.40      389.40
SEMINOLE, FL       1  ***                   87  3613103  0304031  800  05/24/97  05/24/98         1           0.00        0.00
SEMINOLE, FL       1  ***                   87  3090167  0271322  100  12/28/97  12/28/98         1           0.00        0.00
SEMINOLE, FL       1  ***                   99  0038841  8259978  100  08/27/97  08/27/98         1           0.00        0.00
SEMINOLE, FL       1  ***                   54  2323260  0166367  401  06/10/97  06/10/98         1         760.00      760.00
SEMINOLE, FL       1  ***                   43  3676334  0189886  403  03/01/97  03/01/98         1         376.25      376.25
SEMINOLE, FL       1  ***                   37  2462851  0334223  701  03/10/97  03/10/98         1         760.00      760.00

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       RESexB.XLS, EXPERIAN CONFIDENTIAL

                                                                  Southeast C&I Report
EXHIBIT B.        Product Name=TRW REDI Comps (Commercial)
---------
                                                              Effective 01/01/96 to 11/07/97

                                                                                                                       TOT. SALE
COUNTRY NAME   QTY     CUSTOMER NAME       CUST  CUST#    CON.#         EFFEC.    ANNIV         LEASE      PRODUCT     AMT,FL/GA
                                           TYPE                          DATE      DATE          #YRS        PRICE     C&I ONLY
SEMINOLE, FL    1  ***                      01  2337894  0166322  307  07/10/96  07/10/97         1           0.00        0.00
SEMINOLE, FL    1  ***                      01  2222754  0297000  900  12/10/97  12/10/98         1           0.00        0.00
SEMINOLE, FL    1  ***                      19  2300535  2166017  403  02/10/97  02/10/98         1           0.00        0.00
SEMINOLE, FL    1  ***                      01  2723769  2166163  302  02/10/97  02/10/98         1         256.25      256.25
SEMINOLE, FL    1  ***                      01  2002419  2166142  402  06/10/97  06/10/98         1         760.00      760.00
SEMINOLE, FL    1  ***                      01  2011985  2166159  401  04/10/97  04/10/98         1           0.00        0.00
SEMINOLE, FL    1  ***                      01  3807695  2107781  000  06/30/97  06/30/98         1         812.25      812.25
SEMINOLE, FL    1  ***                      50  3342811  0208135  101  02/24/97  02/24/98         1         760.00      760.00
SEMINOLE, FL    1  ***                      01  2778633  0166474  402  09/10/97  09/10/98         1        1210.00     1210.00
SEMINOLE, FL    1  ***                      02  3388923  0278681  803  11/29/96  11/29/97         1           0.00        0.00
SEMINOLE, FL    1  ***                      38  2233194  2152171  600  12/28/97  12/28/98         1           0.00        0.00
SEMINOLE, FL    1  ***                      54  2236904  0462048  202  02/16/97  02/16/98         1        1089.00     1089.00
SEMINOLE, FL    1      TRAMMELL CROW        50  3627303  8433820  502  08/30/97  08/30/98         1        1210.00     1210.00
                       COMPANY
SEMINOLE, FL    2  ***                      85  2915683  2014759  200  10/18/97  10/18/98         1           0.00        0.00
SEMINOLE, FL    7  ***                      87  3308736  9259978  100  12/30/97  12/30/98         1           0.00        0.00
VOLUSIA, FL     1  ***                      01  2124016  0172866  401  10/10/96  10/10/97         1         541.00      541.00
VOLUSIA, FL     1  ***                      01  2281193  2125452  402  09/10/97  09/10/98         1         522.23      522.23
VOLUSIA, FL     1  ***                      02  3158120  2166170  402  08/10/97  08/10/98         1         522.23      522.23
VOLUSIA, FL     1  ***                      87  3613103  0320883  800  12/10/97  12/10/98         1           0.00        0.00
VOLUSIA, FL     1  ***                      87  3090167  0258778  000  08/07/97  08/07/98         1           0.00        0.00
VOLUSIA, FL     1  ***                      99  0038841  0271279  100  12/05/97  12/05/98         1           0.00        0.00
VOLUSIA, FL     1  ***                      43  3676334  2156449  502  03/01/97  03/01/98         1         825.00      825.00
VOLUSIA, FL     1  ***                      37  3014600  0127775  400  06/15/97  06/15/98         1           0.00        0.00
VOLUSIA, FL     1  ***                      37  2462851  0334224  701  03/10/97  03/10/98         1         910.00      910.00
VOLUSIA, FL     1  ***                      01  3040304  0208283  101  04/10/96  04/10/97         1           0.00        0.00
VOLUSIA, FL     1  ***                      01  3690996  2018481  101  03/01/97  03/01/98         1         720.38      720.38
VOLUSIA, FL     1  ***                      01  3512676  2156317  501  01/10/98  01/10/99         1         990.00      990.00
VOLUSIA, FL     2  ***                      85  2915683  2014758  200  10/13/97  10/13/98         1           0.00        0.00
VOLUSIA, FL     7  ***                      87  3308736  8271279  100  12/30/97  12/30/98         1           0.00        0.00
                      Total All Above                                                                   293,803.83  298,427.83

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT C -
                                  -----------
                       REGULAR PRODUCTS OF EXPERIAN RES'S
                       ----------------------------------
                 FLORIDA AND GEORGIA C&I DATA EXTRACT BUSINESS
                 ---------------------------------------------
          All are in printed media only.
          Monthly publication:
Florida: Brevard, Broward, Dade, Duval, Hillsborough, Orange, Palm Beach, Pinellas, Sarasota, Seminole and Volusia counties.
Georgia: Cherokee, Coweta, Douglas, Fayette, Forsyth, Hall, Henry and Rock-dale counties.
          Weekly publication:
Georgia: City of Atlanta, and Clayton, Cobb, Dekalb, Fulton and Gwinnett counties.

                           EXHIBIT D - COMPS MARKETS
                           -------------------------

1   AZ  Maricopa        37  FL  Orange
2   AZ  Pima            38  FL  Osceola
3   CA  Alameda         39  FL  Seminole
4   CA  Contra Costa    40  GA  Forsyth
5   CA  El Dorado       41  GA  Fulton
6   CA  Fresno          42  GA  Gwinnett
7   CA  Los Angeles     43  IL  Cook
8   CA  Madera          44  IL  DuPage
9   CA  Marin           45  IL  Lake
10  CA  Merced          46  MA  Essex
11  CA  Napa            47  MA  Middlesex
12  CA  Orange          48  MA  Norfolk
13  CA  Placer          49  MA  Suffolk
14  CA  Riverside       50  MD  Montgomery
15  CA  Sacramento      51  MD  Prince George's
16  CA  San Bernardino  52  MD  Washington, D.C.
17  CA  San Diego       53  MD  Anne Arundel
18  CA  San Francisco   54  MD  Baltimore
19  CA  San Joaquin     55  MD  City of Baltimore
20  CA  San Mateo       56  MD  Harford
21  CA  Santa Clara     57  MD  Howard
22  CA  Solano          58  NV  Clark
23  CA  Sonoma          59  NY  Manhattan
24  CA  Stanislau       60  TX  Collin
25  CA  Ventura         61  TX  Dallas
26  CA  Yolo            62  TX  Denton
27  CO  Adams           63  TX  Tarrant
28  CO  Arapahoe        64  VA  Fairfax
29  CO  Boulder         65  VA  Loudoun
30  CO  Denver          66  VA  Prince William
31  CO  Douglas         67  VA  Arlington
32  CO  El Paso         68  VA  City of Alexandria
33  CO  Jefferson       69  WA  King
34  GA  Clayton         70  WA  Pierce
35  GA  Cobb            71  WA  Snohomish
36  GA  DeKalb

                       EXHIBIT E - NON-DISCLOSURE STATES
                       ---------------------------------

1   Alabama              8      Montana
2   Alaska               9      Michigan
3   Idaho               10      New Mexico
4   Indiana             11      North Dakota
5   Kansas              12      Texas
6   Missouri            13      Utah
7   Mississippi         14      Wyoming

                                  EXHIBIT F -
                                  -----------
                  PUBLICATION AND PRODUCTION COST INFORMATION
                  -------------------------------------------
Estimated for January 1997:

Direct labor (including research and preparation), printing and packaging:
$11,600 for all Florida and Georgia regular products, or $6,000 for all Florida only
Reproduction-ready masters only (if COMPS elects to print, package and fulfill itself, with such services from Experian RES): $3,575 for Florida only, $3,575 for Georgia only